UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07238

SUNAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

1 SunAmerica Center Los Angeles, CA 90067-6022

(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management Corp.

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: January 31

Date of reporting period: October 31, 2011

Item 1 — Schedule of Investments

This filing is on behalf of thirty-one of the thirty-five Investment Company Series of SunAmerica Series Trust.

SUNAMERICA SERIES TRUST

CASH MANAGEMENT PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Short-Term Investment Securities — 103.5%	Principal Amount	Value (Note 1)

ASSET-BACKED COMMERCIAL PAPER — 38.4%
Barton Capital LLC 0.45% due 11/01/11*	$2,000,000	$2,000,000
Bryant Park Funding LLC 0.17% due 11/04/11*	1,400,000	1,399,980
Bryant Park Funding LLC 0.17% due 11/21/11*	2,015,000	2,014,810
Chariot Funding LLC 0.13% due 11/02/11*	1,000,000	999,996
Chariot Funding LLC 0.14% due 11/09/11*	1,000,000	999,969
Chariot Funding LLC 0.14% due 11/10/11*	750,000	749,974
Chariot Funding LLC 0.14% due 11/15/11*	6,000,000	5,999,673
Chariot Funding LLC 0.14% due 11/28/11*	4,000,000	3,999,580
Chariot Funding LLC 0.25% due 02/13/12*	1,000,000	999,260
Charta Corp. 0.32% due 12/01/11*	9,600,000	9,597,440
Fairway Finance Corp. 0.15% due 11/18/11*	1,000,000	999,929
Fairway Finance Corp. 0.16% due 11/14/11*	600,000	599,965
FCAR Owner Trust I 0.35% due 01/03/12	7,950,000	7,946,581
FCAR Owner Trust I 0.35% due 01/04/12	3,100,000	3,098,636
FCAR Owner Trust I 0.40% due 11/07/11	1,300,000	1,299,913
FCAR Owner Trust II 0.29% due 01/05/12	1,000,000	999,550
FCAR Owner Trust II 0.29% due 01/06/12	3,000,000	2,998,620
Govco LLC 0.32% due 11/29/11*	9,461,000	9,458,645
Govco LLC 0.35% due 11/22/11*	1,881,000	1,880,616
Jupiter Securitization Co., LLC 0.14% due 11/03/11*	2,900,000	2,899,977
Jupiter Securitization Co., LLC 0.14% due 11/09/11*	1,000,000	999,969
Kells Funding LLC 0.28% due 03/05/12*	7,400,000	7,398,150
Kells Funding LLC 0.33% due 02/27/12*	3,200,000	3,199,552
Kells Funding LLC 0.33% due 03/15/12*	3,100,000	3,099,535
Kells Funding LLC 0.33% due 05/11/12*	1,000,000	999,980
Kells Funding LLC 0.37% due 03/12/12*	1,800,000	1,799,676
Liberty Street Funding LLC 0.17% due 11/04/11*	2,000,000	1,999,972
LMA Americas LLC 0.72% due 11/03/11*	2,000,000	1,999,920
LMA Americas LLC 0.80% due 11/02/11*	2,000,000	1,999,956
LMA Americas LLC 0.82% due 11/09/11*	1,935,000	1,934,647
Manhattan Asset Funding Co. LLC 0.33% due 11/21/11*	3,000,000	2,999,450
MetLife Short Term Funding LLC 0.18% due 11/16/11*	920,000	919,931
MetLife Short Term Funding LLC 0.31% due 12/05/11*	1,870,000	1,869,453
MetLife Short Term Funding LLC 0.31% due 12/06/11*	3,680,000	3,678,891
MetLife Short Term Funding LLC 0.31% due 12/07/11*	824,000	823,745
MetLife Short Term Funding LLC 0.33% due 01/03/12*	1,650,000	1,649,291
New York Life CAP Corp. 0.18% due 12/19/11*	250,000	249,940
Royal Park Investments Funding Corp. 0.72% due 11/02/11*	2,000,000	1,999,960
Royal Park Investments Funding Corp. 0.72% due 11/03/11*	3,000,000	2,999,880
Royal Park Investments Funding Corp. 0.72% due 11/07/11*	4,000,000	3,999,520
Royal Park Investments Funding Corp. 0.72% due 11/15/11*	1,000,000	999,740
Royal Park Investments Funding Corp. 0.72% due 11/16/11*	1,600,000	1,599,552
Starbird Funding Corp. 0.60% due 11/04/11*	2,360,000	2,359,882
Starbird Funding Corp. 0.70% due 11/02/11*	2,000,000	1,999,961
Straight A Funding LLC 0.13% due 11/16/11*	8,000,000	7,999,567
Straight A Funding LLC 0.30% due 11/01/11*	1,748,000	1,748,000
Thames Asset Global Securitization No. 1, Inc. 0.15% due 11/04/11*	600,000	599,993
Thunder Bay Funding LLC 0.14% due 11/28/11*	825,000	824,913
Thunder Bay Funding LLC 0.30% due 12/01/11*	1,021,000	1,020,745
Variable Funding Capital Co. LLC 0.12% due 11/07/11*	300,000	299,994
Versailles Commercial Paper LLC 0.68% due 11/01/11*	3,000,000	3,000,000
Versailles Commercial Paper LLC 0.68% due 11/08/11*	1,600,000	1,599,788
Victory Receivables Corp. 0.37% due 01/03/12*	2,000,000	1,999,040
Victory Receivables Corp. 0.37% due 01/04/12*	1,855,000	1,854,091

TOTAL ASSET-BACKED COMMERCIAL PAPER (cost $135,469,721)		135,469,798

CERTIFICATES OF DEPOSIT — 28.0%
Bank of Montreal 0.25% due 01/03/12	1,400,000	1,400,154
Bank of Nova Scotia 0.20% due 11/02/11	2,509,000	2,509,000
Bank of Nova Scotia 0.24% due 11/16/11	6,700,000	6,700,000
Bank of Nova Scotia 0.29% due 01/23/12	1,500,000	1,499,655
Bank of Nova Scotia 0.29% due 01/24/12	2,330,000	2,329,441
Bank of Nova Scotia 0.30% due 01/03/12	2,128,000	2,127,660
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.30% due 11/04/11	2,000,000	2,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.32% due 11/28/11	2,953,000	2,953,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.39% due 01/26/12	1,620,000	1,620,000
Barclays Bank PLC 0.34% due 11/17/11	2,640,000	2,640,000
Barclays Bank PLC 0.35% due 11/30/11	3,814,000	3,814,000
Barclays Bank PLC 0.39% due 01/03/12	3,505,000	3,505,070
Credit Suisse 0.25% due 11/04/11	3,000,000	3,000,000
Credit Suisse 0.27% due 11/10/11	3,000,000	3,000,000
Credit Suisse 0.38% due 02/10/12	5,000,000	4,999,000
Credit Suisse 0.42% due 01/23/12	1,800,000	1,800,162
Credit Suisse 0.63% due 12/01/11	225,000	225,022
DnB Bank ASA 0.29% due 11/08/11	1,500,000	1,500,000
DnB Bank ASA 0.35% due 01/13/12	1,500,000	1,499,940
National Australia Bank 0.23% due 01/17/12	1,600,000	1,600,032
Nordea Bank Finland PLC 0.31% due 12/09/11	4,346,000	4,345,977
Nordea Bank Finland PLC 0.33% due 12/28/11	1,000,000	1,000,000
Nordea Bank Finland PLC 0.35% due 01/06/12	2,000,000	2,000,000
Nordea Bank Finland PLC 0.35% due 01/10/12	1,500,000	1,500,000
Nordea Bank Finland PLC 0.39% due 02/06/12	3,000,000	2,999,640
State Street Bank and Trust Co. 0.25% due 12/08/11	3,000,000	3,000,000
Sumitomo Mitsui Banking Corp. 0.29% due 11/02/11	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp. 0.32% due 12/01/11	3,000,000	3,000,000
Sumitomo Mitsui Banking Corp. 0.34% due 01/05/12	2,000,000	1,999,640
Svenska Handelsbanken 0.31% due 11/23/11	4,000,000	4,000,012
Svenska Handelsbanken 0.31% due 12/01/11	2,200,000	2,200,000
Svenska Handelsbanken 0.33% due 12/27/11	2,900,000	2,900,023
Svenska Handelsbanken 0.44% due 02/24/12	4,000,000	3,999,800
Toronto Dominion Bank 0.32% due 02/07/12	2,637,000	2,638,002
Toronto Dominion Bank 0.38% due 04/30/12	1,500,000	1,500,000
UBS AG 0.30% due 11/08/11	5,000,000	5,000,000
UBS AG 0.35% due 12/02/11	3,000,000	3,000,000
Westpac Banking Corp. 0.36% due 02/03/12	1,748,000	1,748,052

TOTAL CERTIFICATES OF DEPOSIT (cost $98,555,034)		98,553,282

COMMERCIAL PAPER — 5.8%
Coca-Cola Co. 0.14% due 01/09/12*	6,318,000	6,316,799
Coca-Cola Co. 0.16% due 01/05/12*	727,000	726,884
General Electric Capital Corp. 0.25% due 12/30/11	7,500,000	7,496,927
General Electric Capital Corp. 0.32% due 12/08/11	2,400,000	2,399,211
General Electric Co. 0.13% due 12/21/11	2,000,000	1,999,639
HSBC USA, Inc. 0.21% due 12/06/11	1,400,000	1,399,714

TOTAL COMMERCIAL PAPER (cost $20,338,585)		20,339,174

U.S. CORPORATE NOTES — 0.0%
Cheyne Finance LLC FRS Escrow Security 4.83% due 10/25/07*(1)(2)(3)(4)(5)	2,169,914	38,407
Cheyne Finance LLC FRS Escrow Security 4.83% due 01/25/08*(1)(2)(3)(4)(5)	3,157,859	55,894

TOTAL U.S. CORPORATE NOTES (cost $136,462)		94,301

MUNICIPAL BONDS & NOTES — 3.7%
City of Rockport Indiana Revenue VRDN (LOC-PNC Bank N.A.) 0.15% due 12/01/27(6)	150,000	150,000
Colorado Housing & Finance Authority Single Family Mtg. Revenue VRDN (LOC-Fannie Mae & Freddie Mac) 0.16% due 11/01/33(6)	945,000	945,000

Colorado Housing & Finance Authority Revenue VRDN 0.16% due 10/01/34(6)	195,000	195,000
Colorado Housing & Finance Authority Revenue VRDN (LOC-Fannie Mae & Freddie Mac) 0.18% due 05/01/41(6)	1,120,000	1,120,000
Connecticut Housing Finance Authority Revenue VRDN 0.19% due 05/15/33(6)	600,000	600,000
Connecticut Housing Finance Authority Revenue VRDN 0.23% due 11/15/38(6)	175,000	175,000
Iowa Finance Authority Single Family Mtg. Revenue VRDN 0.19% due 07/01/37(6)	1,455,000	1,455,000
Kentucky Housing Corp. Revenue VRDN 0.39% due 07/01/37(6)	145,000	145,000
Metropolitan Water District of Southern California Revenue VRDN 0.11% due 07/01/35(6)	800,000	800,000
New Hampshire Health & Education Facilities Authority Revenue VRDN 0.15% due 06/01/41(6)	170,000	170,000
New Mexico Finance Authority State Transportation Revenue VRDN (LOC-Royal Bank of Canada) 0.18% due 12/15/26	300,000	300,000
New York City Municipal Water Finance Authority Revenue VRDN 0.25% due 06/15/39(6)	465,000	465,000
New York City Transitional Finance Authority Future Tax Secured Revenue VRDN 0.23% due 11/01/22(6)	305,000	305,000
New York City Transitional Finance Authority Future Tax Secured Revenue VRDN 0.23% due 02/01/31(6)	200,000	200,000
Port of Seattle Washington Revenue VRDN (LOC-Landesbank Hessen) 0.35% due 07/01/33(6)	800,000	800,000
Simmons College Massachusetts Revenue VRDN (LOC-TD Bank, N.A.) 0.17% due 10/01/22(6)	240,000	240,000
State of Texas VRDN General Obligation Bonds 0.15% due 06/01/20(6)	115,000	115,000
State of Texas VRDN General Obligation Bonds 0.15% due 12/01/24(6)	240,000	240,000
State of Texas VRDN General Obligation Bonds 0.15% due 12/01/29(6)	100,000	100,000
State of Texas VRDN General Obligation Bonds 0.15% due 06/01/31(6)	925,000	925,000
State of Texas VRDN General Obligation Bonds 0.16% due 12/01/29(6)	750,000	750,000
State of Texas VRDN General Obligation Bonds 0.17% due 06/01/34(6)	365,000	365,000
State of Texas VRDN General Obligation Bonds 0.19% due 12/01/26(6)	200,000	200,000
State of Texas VRDN General Obligation Bonds 0.20% due 12/01/23(6)	455,000	455,000
State of Texas VRDN General Obligation Bonds 0.23% due 12/01/32(6)	500,000	500,000
State of Texas VRDN General Obligation Bonds 0.25% due 12/01/26(6)	220,000	220,000
Wisconsin Health & Educational Facilities Authority Revenue VRDN (LOC-PNC Bank N.A.) 0.10% due 08/15/36(6)	800,000	800,000
Wisconsin Housing & Economic Development Authority Revenue VRDN 0.75% due 09/01/27(6)	105,000	105,000
Wisconsin Housing & Economic Development Authority Revenue VRDN 0.75% due 09/01/34(6)	180,000	180,000
TOTAL MUNICIPAL BONDS & NOTES (cost $13,020,000)		13,020,000
U.S. GOVERNMENT AGENCIES — 9.6%
Federal Farm Credit Bank Disc. Notes
0.01% due 11/03/11	762,000	762,000
0.15% due 07/05/12	1,000,000	999,310
Federal Home Loan Bank Disc. Notes
0.00% due 11/01/11	29,819,000	29,819,000
0.13% due 02/24/12	1,300,000	1,300,117
Federal National Mtg. Assoc. Disc. Notes 0.14% due 12/19/11	900,000	899,955
TOTAL U.S. GOVERNMENT AGENCIES (cost $33,779,576)		33,780,382
U.S. GOVERNMENT TREASURIES — 18.0%
United States Treasury Bills
0.00% due 11/03/11	55,000,000	55,000,000
0.00% due 11/10/11	2,350,000	2,350,000

0.01% due 11/03/11	2,100,000	2,100,000
United States Treasury Notes
1.00% due 04/30/12	2,000,000	2,009,060
4.63% due 07/31/12	1,770,000	1,829,260

TOTAL U.S. GOVERNMENT TREASURIES (cost $63,288,063)		63,288,320

TOTAL SHORT-TERM INVESTMENT SECURITIES — 103.5% (cost $364,587,441)		364,545,257

TOTAL INVESTMENTS — (cost $364,587,441)(7)	103.5%	364,545,257
Liabilities in excess of other assets	(3.5)	(12,370,506)

NET ASSETS	100.0%	$352,174,751

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $126,264,482 representing 35.9% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Illiquid security. At October 31, 2011, the aggregate value of these securities was $94,301 representing 0.0% of net assets.

(3)	Security in default

(4)	Security issued by a structured investment vehicle (“SIV”). These SIV’s may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning the interest in and structure of the issuer or the originator of the receivables, or the credit worthiness of the entities that provide any credit enhancements.

(5)	On August 28, 2007, mark to market losses experienced in the investment portfolio of SIV Portfolio, PLC (“SIV Portfolio”) (formerly Cheyne Finance PLC), the issuer of the underlying notes held by Cheyne Finance LLC, the issuer of the medium term notes (the “Notes”) held by the Portfolio, triggered the appointment of receivers (Deloitte & Touche LLP) (collectively, the Receiver”). On October 17, 2007, the Receiver determined that SIV Portfolio was about to become unable to pay its debts as they came due and that an insolvency event had occurred. As a result of this determination, the Notes became immediately due and payable and are in default as a result of non payment. These events, which are based on published reports, materially adversely affect the ability of SIV Portfolio to make interest and principal payments due on the Notes. On April 16, 2008, however, the Receiver made a partial payment of principal and interest due on the Notes. On July 23, 2008, the Receiver concluded the sale of SIV Portfolio’s investment portfolio and a distribution to senior creditors, including the Portfolio, was made. Furthermore, an additional distribution to senior creditors, including the Portfolio, was made on August 13, 2008. The market value of the Notes, as of October 31, 2011, represents the Notes’ residual value that may be distributed to the Portfolio.

(6)	The security’s effective maturity date is less than one year.

(7)	See Note 4 for cost of investments on a tax basis.

FRS	— Floating Rate Security

LOC	— Letter of Credit

VRDN	— Variable Rate Demand Notes

The rates shown on FRS and VRDN are the current interest rates at October 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

Industry Allocation*

Banks-Foreign-US Branches	27.1%
Asset Backed Commercial Paper/Fully Supported	20.1
Sovereigns/Supranational	18.0
Asset Backed Commercial Paper/Auto	9.7
U.S. Government Agencies	9.6
Asset Backed Commercial Paper/Diversified	7.0
Municipal	3.5
Diversified	3.4
Food & Beverage	2.0
Banks-Domestic	1.2
Asset Backed Commercial Paper/Trade Receivables	1.1
Asset Backed Commercial Paper/Credit Card	0.5
Single Family Housing	0.1
Insurance	0.1
Higher Education	0.1
Asset Backed/Structured Investment	0.0

103.5%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Short-Term Investment Securities:
Asset Backed Commercial Paper	$—	$135,469,798	$—	$135,469,798
Certificates of Deposit	—	98,553,282	—	98,553,282
Commercial Paper	—	20,339,174	—	20,339,174
U.S. Corporate Notes	—	—	94,301	94,301
Municipal Bonds & Notes	—	13,020,000	—	13,020,000
U.S. Government Agencies	—	33,780,382	—	33,780,382
U.S. Government Treasuries	—	63,288,320	—	63,288,320

Total	$—	$364,450,956	$94,301	$364,545,257

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

U.S. Corporate Bonds & Notes
Balance as of 1/31/2011	$90,039
Accrued discounts	—
Accrued premiums	—
Realized gain	—
Realized loss	—
Change in unrealized appreciation(1)	4,262
Change in unrealized depreciation(1)	—
Net purchases	—
Net sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 10/31/2011	$94,301

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2011 includes:

U.S. Corporate Bonds & Notes
$4,262

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

CORPORATE BOND PORTFOLIO

Portfolio of Investments — October 31, 2011

(Unaudited)

Asset Backed Securities — 0.0%	Shares/ Principal Amount	Value (Note 1)

DIVERSIFIED FINANCIAL SERVICES — 0.0%
125 Home Loan Owner Trust VRS Series 1998-1A, Class B1 9.26% due 02/15/29*(1)	$5,652	$4,677
SMFC Trust VRS Series 1997-A, Class B1-4 2.88% due 01/20/35*(1)(2)(3)	3,456	2,767

TOTAL ASSET BACKED SECURITIES (cost $8,905)		7,444

U.S. Corporate Bonds & Notes — 77.8%

ADVERTISING AGENCIES — 0.1%
Interpublic Group of Cos., Inc. Senior Notes 10.00% due 07/15/17	870,000	996,150

ADVERTISING SALES — 0.2%
Lamar Media Corp. Company Guar. Notes Class B 6.63% due 08/15/15	550,000	552,750
Lamar Media Corp. Senior Notes 6.63% due 08/15/15	875,000	879,375
Lamar Media Corp. Company Guar. Notes 7.88% due 04/15/18	200,000	209,500

		1,641,625

ADVERTISING SERVICES — 0.3%
inVentiv Health, Inc. Senior Notes 10.00% due 08/15/18*	975,000	936,000
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	2,075,000	2,012,750

		2,948,750

AEROSPACE/DEFENSE — 0.3%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	3,020,000	3,249,091

AEROSPACE/DEFENSE-EQUIPMENT — 0.2%
Sequa Corp. Senior Notes 11.75% due 12/01/15*	325,000	343,687
Sequa Corp. Company Guar. Notes 13.50% due 12/01/15*	338,145	360,970
TransDigm, Inc. Company Guar. Notes 7.75% due 12/15/18	975,000	1,057,875

		1,762,532

AGRICULTURAL CHEMICALS — 0.2%
Incitec Pivot Finance LLC Company Guar. Notes 6.00% due 12/10/19*	1,940,000	2,098,030

AIRLINES — 0.3%
Southwest Airlines Co. Senior Notes 5.13% due 03/01/17	1,500,000	1,580,169
Southwest Airlines Co. Debentures 7.38% due 03/01/27	1,215,000	1,421,333

		3,001,502

APPLIANCES — 0.3%
Whirlpool Corp. Senior Notes 5.50% due 03/01/13	2,730,000	2,852,225

APPLICATIONS SOFTWARE — 0.2%
Emdeon, Inc. Company Guar. Notes 11.00% due 12/31/19*	250,000	260,000
Serena Software, Inc. Company Guar. Notes 10.38% due 03/15/16	1,300,000	1,332,500
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	495,000	497,475

		2,089,975

ATHLETIC EQUIPMENT — 0.1%
Easton-Bell Sports, Inc. Senior Sec. Notes 9.75% due 12/01/16	1,075,000	1,151,594

AUTO-CARS/LIGHT TRUCKS — 0.8%
Chrysler Group LLC/CG Co-Issuer, Inc. Senior Sec. Notes 8.00% due 06/15/19*	325,000	299,000
Chrysler Group LLC/CG Co-Issuer, Inc. Senior Sec. Notes 8.25% due 06/15/21*	1,250,000	1,143,750
Daimler Finance North America LLC Company Guar. Notes 2.63% due 09/15/16*	1,700,000	1,689,584
General Motors Corp. Escrow Notes 7.20% due 01/15/11†(1)(3)(5)	1,000,000	7,500
General Motors Corp. Escrow Notes 7.40% due 09/01/25†(1)(3)(5)	2,800,000	21,000
General Motors Corp. Escrow Notes 9.45% due 11/01/11†(1)(3)(5)	250,000	1,875
Nissan Motor Acceptance Corp. Senior Notes 4.50% due 01/30/15*	4,570,000	4,800,282

		7,962,991

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.6%
Affinia Group, Inc. Company Guar. Notes 9.00% due 11/30/14	950,000	942,875
Affinia Group, Inc. Senior Sec. Notes 10.75% due 08/15/16*	300,000	322,500
ArvinMeritor, Inc. Company Guar. Notes 10.63% due 03/15/18	425,000	438,812

Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	575,000	603,750
Dana Holding Corp. Senior Notes 6.50% due 02/15/19	125,000	125,938
Johnson Controls, Inc. Senior Notes 5.00% due 03/30/20	240,000	264,641
Pinafore LLC/Pinafore, Inc. Senior Sec. Notes 9.00% due 10/01/18*	743,000	809,870
Pittsburgh Glass Works LLC Senior Sec. Notes 8.50% due 04/15/16*	800,000	800,000
Tenneco, Inc. Company Guar. Notes 6.88% due 12/15/20	825,000	845,625
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. Senior Sec. Notes 10.63% due 09/01/17*	500,000	515,000

		5,669,011

AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT — 0.3%
Allison Transmission, Inc. Company Guar. Notes 7.13% due 05/15/19*	350,000	339,500
Exide Technologies Senior Sec. Notes 8.63% due 02/01/18	1,400,000	1,400,000
UCI International, Inc. Company Guar. Notes 8.63% due 02/15/19	1,400,000	1,379,000

		3,118,500

B2B/E-COMMERCE — 0.1%
GXS Worldwide, Inc. Senior Sec. Notes 9.75% due 06/15/15	1,400,000	1,302,000

BANKS-COMMERCIAL — 2.1%
Associated Banc-Corp. Senior Notes 5.13% due 03/28/16	3,245,000	3,348,188
CIT Group, Inc. Sec. Notes 7.00% due 05/02/17*	4,850,000	4,837,875
City National Corp. Senior Notes 5.25% due 09/15/20	1,205,000	1,228,450
Discover Bank Sub. Notes 8.70% due 11/18/19	2,900,000	3,280,016
Hudson United Bank Sub. Notes 7.00% due 05/15/12	1,000,000	1,030,402
M&T Bank Corp. Senior Notes 5.38% due 05/24/12	1,340,000	1,369,580
Manufacturers & Traders Trust Co. FRS Sub. Notes 5.63% due 12/01/21	2,235,000	2,157,779
Wachovia Bank NA Sub. Notes 4.80% due 11/01/14	2,000,000	2,128,524
Wachovia Bank NA Sub. Notes 4.88% due 02/01/15	1,350,000	1,429,356

		20,810,170

BANKS-FIDUCIARY — 0.3%
Wilmington Trust Corp. Notes 8.50% due 04/02/18	2,850,000	3,424,315

BANKS-SUPER REGIONAL — 2.1%
Banc One Corp. Sub. Debentures 8.00% due 04/29/27	460,000	559,791
Capital One Capital V Limited Guar. Notes 10.25% due 08/15/39	1,350,000	1,397,250
Capital One Capital VI Limited Guar. Notes 8.88% due 05/15/40	2,850,000	2,949,063
Capital One Financial Corp. Senior Notes 7.38% due 05/23/14	1,650,000	1,846,725
Fifth Third Bancorp Senior Notes 3.63% due 01/25/16	1,730,000	1,773,961
Huntington Bancshares, Inc. Sub. Notes 7.00% due 12/15/20	680,000	760,846
PNC Funding Corp. Bank Guar. Notes 4.25% due 09/21/15	1,000,000	1,078,593
PNC Funding Corp. Bank Guar. Notes 5.13% due 02/08/20	1,260,000	1,392,906
PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	1,360,000	1,491,829
SunTrust Banks, Inc. Senior Notes 3.60% due 04/15/16	1,600,000	1,639,022
SunTrust Capital VIII FRS Limited Guar. Notes 6.10% due 12/01/66	1,700,000	1,674,500
Wachovia Corp. Senior Notes 5.75% due 02/01/18	4,020,000	4,565,393

		21,129,879

BROADCAST SERVICES/PROGRAM — 0.7%
Clear Channel Communications, Inc. Senior Sec. Notes 9.00% due 03/01/21	1,525,000	1,357,250
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series A 9.25% due 12/15/17	150,000	162,000
Crown Media Holdings, Inc. Company Guar. Notes 10.50% due 07/15/19*	1,000,000	1,040,000
Discovery Communications LLC Company Guar. Notes 5.05% due 06/01/20	1,500,000	1,662,165
Nexstar Broadcasting, Inc. Company Guar. Notes, Series 1 7.00% due 01/15/14(6)	1,204,997	1,192,947
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14	400,000	396,000
XM Satellite Radio, Inc. Company Guar. Notes 7.63% due 11/01/18*	1,000,000	1,077,500

		6,887,862

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.3%
Associated Materials LLC Senior Sec. Notes 9.13% due 11/01/17	750,000	682,500
Building Materials Corp. of America Senior Notes 6.75% due 12/21/31*	125,000	129,688
Building Materials Corp. of America Company Guar. Notes 7.50% due 03/15/20*	200,000	213,000
Interline Brands, Inc. Company Guar. Notes 7.00% due 11/15/18	325,000	331,500
Nortek, Inc. Company Guar. Notes 8.50% due 04/15/21*	950,000	843,125
Nortek, Inc. Company Guar. Notes 10.00% due 12/01/18*	400,000	392,000
Ply Gem Industries, Inc. Senior Sec. Notes 8.25% due 02/15/18	950,000	895,375

		3,487,188

BUILDING PRODUCTS-WOOD — 0.5%
Masco Corp. Senior Bonds 4.80% due 06/15/15	5,500,000	5,312,109

CABLE/SATELLITE TV — 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.25% due 10/30/17	675,000	705,375
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 8.13% due 04/30/20	150,000	162,375
Cequel Communications Holdings I LLC/Cequel Capital Corp. Senior Notes 8.63% due 11/15/17*	225,000	235,125
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	748,000	882,215
Comcast Holdings Corp. Company Guar. Notes 10.63% due 07/15/12	250,000	265,866
COX Communications, Inc. Senior Notes 5.45% due 12/15/14	5,335,000	5,948,819
COX Communications, Inc. Notes 7.13% due 10/01/12	1,950,000	2,055,988
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Company Guar. Notes 6.38% due 03/01/41	2,750,000	3,284,556
Time Warner Cable, Inc. Company Guar. Notes 5.50% due 09/01/41	1,910,000	2,053,705
Time Warner Cable, Inc. Company Guar. Notes 6.75% due 06/15/39	690,000	838,692
Time Warner Cable, Inc. Company Guar. Notes 8.75% due 02/14/19	490,000	637,330

		17,070,046

CAPACITORS — 0.1%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	1,000,000	1,060,000

CASINO HOTELS — 0.6%
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	1,575,000	1,685,250
MGM Mirage, Inc. Company Guar. Notes 7.50% due 06/01/16	2,225,000	2,113,750
MGM Mirage, Inc. Senior Sec. Notes 9.00% due 03/15/20	275,000	303,875
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17	250,000	283,750
San Pasqual Casino Development Group Notes 8.00% due 09/15/13*	825,000	818,812

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. Sec. Notes 8.63% due 04/15/16*	825,000	841,500

		6,046,937

CASINO SERVICES — 0.2%
American Casino & Entertainment Properties LLC Senior Sec. Notes 11.00% due 06/15/14	926,000	921,370
Peninsula Gaming LLC Sec. Notes 8.38% due 08/15/15	350,000	359,625
Peninsula Gaming LLC Company Guar. Notes 10.75% due 08/15/17	850,000	875,500

		2,156,495

CELLULAR TELECOM — 1.7%
AT&T Wireless Services, Inc. Senior Notes 8.75% due 03/01/31	4,750,000	7,032,095
Crown Castle Towers LLC Senior Sec. Notes 5.50% due 01/15/37*	5,650,000	6,154,240
MetroPCS Wireless, Inc. Company Guar. Notes 6.63% due 11/15/20	1,525,000	1,433,500
MetroPCS Wireless, Inc. Company Guar. Notes 7.88% due 09/01/18	200,000	203,500
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	1,050,000	1,002,750
Syniverse Holdings, Inc. Company Guar. Notes 9.13% due 01/15/19	1,375,000	1,430,000

		17,256,085

CHEMICALS-DIVERSIFIED — 0.6%
Dow Chemical Co. Senior Notes 8.55% due 05/15/19	1,630,000	2,117,515
Momentive Performance Materials, Inc. Sec. Notes 9.00% due 01/15/21	800,000	676,000
Rohm & Haas Co. Notes 6.00% due 09/15/17	1,400,000	1,591,260
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	375,000	401,250
Solutia, Inc. Company Guar. Notes 8.75% due 11/01/17	1,050,000	1,143,187
Union Carbide Chemical & Plastics Co., Inc. Debentures 7.88% due 04/01/23	225,000	261,563

		6,190,775

CHEMICALS-PLASTICS — 0.1%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Senior Sec. Notes 8.88% due 02/01/18	925,000	913,437
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Sec. Notes 9.00% due 11/15/20	525,000	458,063

		1,371,500

CHEMICALS-SPECIALTY — 0.6%
Albemarle Corp. Senior Notes 5.10% due 02/01/15	3,440,000	3,713,583
Ferro Corp. Senior Notes 7.88% due 08/15/18	500,000	505,000
Huntsman International LLC Company Guar. Notes 5.50% due 06/30/16	875,000	866,250
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21	675,000	693,563
Omnova Solutions, Inc. Company Guar. Notes 7.88% due 11/01/18	700,000	603,750
Vertellus Specialties, Inc. Senior Sec. Notes 9.38% due 10/01/15*	175,000	159,250

		6,541,396

COATINGS/PAINT — 0.5%
RPM International, Inc. Senior Notes 6.13% due 10/15/19	1,875,000	2,027,884
RPM International, Inc. Senior Notes 6.50% due 02/15/18	2,350,000	2,621,563

		4,649,447

COMMERCIAL SERVICES — 0.3%
Altegrity, Inc. Company Guar. Notes 10.50% due 11/01/15*	700,000	672,000
Altegrity, Inc. Company Guar. Notes 11.75% due 05/01/16*(3)	700,000	668,500
ARAMARK Holdings Corp. Senior Notes 8.63% due 05/01/16*(6)	1,050,000	1,089,375

Iron Mountain, Inc. Company Guar. Notes 7.75% due 10/01/19	525,000	544,688

		2,974,563

COMMERCIAL SERVICES-FINANCE — 0.5%
Interactive Data Corp. Company Guar. Notes 10.25% due 08/01/18	1,125,000	1,209,375
Lender Processing Services, Inc. Company Guar. Notes 8.13% due 07/01/16	1,275,000	1,255,875
Moody’s Corp. Senior Notes 5.50% due 09/01/20	1,350,000	1,465,289
Trans Union LLC/TransUnion Financing Corp. Company Guar. Notes 11.38% due 06/15/18	1,100,000	1,223,750

		5,154,289

COMMUNICATIONS SOFTWARE — 0.1%
Aspect Software, Inc. Sec. Notes 10.63% due 05/15/17	1,000,000	1,010,000

COMPUTER GRAPHICS — 0.1%
Eagle Parent, Inc. Senior Notes 8.63% due 05/01/19*	1,300,000	1,215,500

COMPUTER SERVICES — 0.6%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,825,000	1,843,250
iGate Corp. Senior Notes 9.00% due 05/01/16*	1,275,000	1,268,625
Stream Global Services, Inc. Senior Sec. Notes 11.25% due 10/01/14	1,025,000	1,060,875
SunGard Data Systems, Inc. Company Guar. Notes 10.25% due 08/15/15	450,000	466,875
SunGard Data Systems, Inc. Company Guar. Notes 10.63% due 05/15/15	1,125,000	1,212,187

		5,851,812

COMPUTERS-MEMORY DEVICES — 0.1%
Spansion LLC Company Guar. Notes 7.88% due 11/15/17*	1,050,000	1,065,750

CONSULTING SERVICES — 0.2%
CoreLogic, Inc. Company Guar. Notes 7.25% due 06/01/21*	1,150,000	1,092,500
SAIC, Inc. Company Guar. Notes 5.95% due 12/01/40*	850,000	978,654

		2,071,154

CONSUMER PRODUCTS-MISC. — 1.1%
Clorox Co. Senior Notes 3.55% due 11/01/15	800,000	832,982
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	1,200,000	1,284,000
Prestige Brands, Inc. Company Guar. Notes 8.25% due 04/01/18	650,000	663,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Sec. Notes 7.13% due 04/15/19*	275,000	280,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 8.25% due 02/15/21*	1,850,000	1,697,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 05/15/18*	425,000	411,187
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	1,075,000	1,037,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Notes 9.88% due 08/15/19*	675,000	675,000
Spectrum Brands Holdings, Inc. Company Guar. Notes 12.00% due 08/28/19(6)	1,629,220	1,796,215
Yankee Acquisition Corp. Company Guar. Notes 9.75% due 02/15/17	1,975,000	1,925,625
YCC Holdings LLC/Yankee Finance, Inc. Senior Notes 10.25% due 02/15/16(6)	825,000	759,000

		11,362,259

CONTAINERS-METAL/GLASS — 0.2%
BWAY Holding Co. Company Guar. Notes 10.00% due 06/15/18	275,000	281,875
BWAY Parent Co., Inc. Senior Notes 10.13% due 11/01/15(6)	1,399,048	1,322,100
Greif, Inc. Senior Notes 7.75% due 08/01/19	150,000	161,250

		1,765,225

CONTAINERS-PAPER/PLASTIC — 0.4%
Berry Plastics Corp. Sec. Notes 9.50% due 05/15/18	500,000	505,000
Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17	1,100,000	1,201,750
Packaging Dynamics Corp. Senior Sec. Notes 8.75% due 02/01/16*	1,050,000	1,065,750
Sealed Air Corp. Senior Notes 8.38% due 09/15/21*	750,000	811,875
Sonoco Products Co. Senior Notes 5.75% due 11/01/40	770,000	796,486

		4,380,861

DATA PROCESSING/MANAGEMENT — 0.6%
Audatex North America, Inc. Company Guar. Notes 6.75% due 06/15/18*	625,000	634,375
Fidelity National Information Services, Inc. Company Guar. Notes 7.63% due 07/15/17	175,000	190,313
Fidelity National Information Services, Inc. Company Guar. Notes 7.88% due 07/15/20	325,000	355,062
First Data Corp. Sec. Notes 8.25% due 01/15/21*	675,000	641,250
First Data Corp. Sec. Notes 8.75% due 01/15/22*(6)	775,000	736,250
Fiserv, Inc. Company Guar. Notes 6.80% due 11/20/17	3,120,000	3,619,556

		6,176,806

DENTAL SUPPLIES & EQUIPMENT — 0.1%
DENTSPLY International, Inc. Senior Notes 2.75% due 08/15/16	680,000	683,938

DIAGNOSTIC KITS — 0.2%
Alere, Inc. Senior Notes 7.88% due 02/01/16	700,000	693,000
Alere, Inc. Company Guar. Notes 9.00% due 05/15/16	875,000	883,750

		1,576,750

DIRECT MARKETING — 0.1%
Sitel LLC/Sitel Finance Corp. Senior Notes 11.50% due 04/01/18	1,450,000	1,174,500

DISTRIBUTION/WHOLESALE — 0.5%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17	750,000	755,625
SGS International, Inc. Company Guar. Notes 12.00% due 12/15/13	2,075,000	2,095,750
VWR Funding, Inc. Company Guar. Notes 10.25% due 07/15/15(6)	2,414,218	2,522,858

		5,374,233

DIVERSIFIED BANKING INSTITUTIONS — 7.3%
Ally Financial, Inc. Company Guar. Notes 6.25% due 12/01/17	750,000	740,625
Ally Financial, Inc. Company Guar. Notes 7.50% due 09/15/20	325,000	328,250
Ally Financial, Inc. Company Guar. Notes 8.00% due 03/15/20	900,000	927,000
Ally Financial, Inc. Company Guar. Notes 8.30% due 02/12/15	1,000,000	1,050,000
Bank of America Corp. Senior Notes 3.70% due 09/01/15	2,000,000	1,921,098
Bank of America Corp. Senior Notes 5.00% due 05/13/21	940,000	882,577
Bank of America Corp. Senior Notes 5.38% due 06/15/14	6,000,000	6,140,262
Bank of America Corp. Senior Notes 5.88% due 01/05/21	940,000	920,380
Bank of America Corp. Senior Notes 7.63% due 06/01/19	1,000,000	1,086,631
Citigroup, Inc. Senior Notes 4.59% due 12/15/15	2,000,000	2,089,632
Citigroup, Inc. Senior Notes 5.38% due 08/09/20	3,000,000	3,205,020
Citigroup, Inc. Senior Notes 6.00% due 12/13/13	3,230,000	3,419,052
Citigroup, Inc. Senior Notes 6.88% due 03/05/38	5,440,000	6,701,356
GMAC LLC Company Guar. Notes 8.00% due 11/01/31	1,385,000	1,381,538
Goldman Sachs Group, Inc. Senior Notes 3.63% due 02/07/16	2,350,000	2,328,389
Goldman Sachs Group, Inc. Senior Notes 5.13% due 01/15/15	1,000,000	1,044,729

Goldman Sachs Group, Inc. Senior Notes 6.00% due 05/01/14	900,000	956,242
Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	2,940,000	3,139,120
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	3,800,000	3,918,587
Goldman Sachs Group, Inc. Notes 6.60% due 01/15/12	50,000	50,561
JPMorgan Chase & Co. Sub. Notes 5.13% due 09/15/14	8,000,000	8,516,176
JPMorgan Chase & Co. Senior Notes 6.00% due 01/15/18	2,330,000	2,607,221
Morgan Stanley Senior Notes 3.45% due 11/02/15	990,000	959,042
Morgan Stanley Senior Notes 3.80% due 04/29/16	4,740,000	4,585,888
Morgan Stanley Notes 5.30% due 03/01/13	2,000,000	2,051,924
Morgan Stanley Senior Notes 5.50% due 07/24/20	3,000,000	2,984,340
Morgan Stanley Senior Notes 5.95% due 12/28/17	2,130,000	2,148,335
Morgan Stanley Senior Notes 6.00% due 04/28/15	1,980,000	2,086,770
Morgan Stanley Senior Notes 7.30% due 05/13/19	5,000,000	5,365,535

		73,536,280

DIVERSIFIED FINANCIAL SERVICES — 1.4%
General Electric Capital Corp. Senior Notes 2.95% due 05/09/16	5,290,000	5,375,893
General Electric Capital Corp. Senior Notes 5.63% due 05/01/18	7,580,000	8,380,994

		13,756,887

DIVERSIFIED MANUFACTURING OPERATIONS — 0.7%
Harsco Corp. Senior Notes 5.75% due 05/15/18	1,650,000	1,888,422
Pentair, Inc. Company Guar. Notes 5.00% due 05/15/21	3,540,000	3,682,888
RBS Global, Inc./ Rexnord LLC Company Guar. Notes 8.50% due 05/01/18	1,100,000	1,127,500

		6,698,810

E-COMMERCE/SERVICES — 0.2%
eBay, Inc. Senior Notes 3.25% due 10/15/20	870,000	874,937
Expedia, Inc. Company Guar. Notes 5.95% due 08/15/20	930,000	940,993

		1,815,930

EDUCATIONAL SOFTWARE — 0.2%
SSI Investments II/SSI Co-Issuer LLC Company Guar. Notes 11.13% due 06/01/18	1,450,000	1,529,750

ELECTRIC-DISTRIBUTION — 0.1%
Aquila, Inc. Senior Notes 11.88% due 07/01/12	880,000	939,415

ELECTRIC-GENERATION — 0.2%
Edison Mission Energy Senior Notes 7.00% due 05/15/17	300,000	210,000
Edison Mission Energy Senior Notes 7.75% due 06/15/16	375,000	287,813
Great River Energy 1st Mtg. Bonds 5.83% due 07/01/17*	1,544,489	1,741,149

		2,238,962

ELECTRIC-INTEGRATED — 3.6%
Ameren Union Electric Co. Senior Notes 6.00% due 04/01/18	2,360,000	2,766,312
Appalachian Power Co. Senior Notes 7.95% due 01/15/20	720,000	939,131
Cleveland Electric Illuminating Co. Senior Notes 5.95% due 12/15/36	1,145,000	1,225,854
Commonwealth Edison Co. 1st Mtg. Notes 6.15% due 09/15/17	820,000	974,468
Consolidated Edison Co. of New York, Inc. Senior Notes 6.65% due 04/01/19	730,000	912,739
Dominion Resources, Inc Senior Notes 5.95% due 06/15/35	1,500,000	1,794,366
Exelon Generation Co. LLC Senior Notes 5.35% due 01/15/14	1,000,000	1,069,104
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/41	500,000	563,677

FirstEnergy Solutions Corp. Company Guar. Notes 4.80% due 02/15/15	2,990,000	3,204,401
FirstEnergy Solutions Corp. Company Guar. Notes 6.05% due 08/15/21	2,340,000	2,649,060
FPL Energy National Wind Portfolio LLC Sec. Notes 6.13% due 03/25/19*	267,685	260,466
FPL Group Capital, Inc. Company Guar. Notes 7.88% due 12/15/15	280,000	334,757
Great Plains Energy, Inc. Senior Notes 4.85% due 06/01/21	1,000,000	1,048,775
Midamerican Energy Holdings Co. Senior Notes 5.95% due 05/15/37	4,750,000	5,788,298
Pacific Gas & Electric Co. Senior Notes 4.80% due 03/01/14	1,000,000	1,079,571
PPL Energy Supply LLC Senior Notes 6.00% due 12/15/36	1,540,000	1,605,182
Progress Energy, Inc. Senior Notes 7.05% due 03/15/19	1,550,000	1,938,219
PSEG Power LLC Company Guar. Notes 4.15% due 09/15/21	1,100,000	1,129,117
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc. Company Guar. Notes 10.25% due 11/01/15	1,125,000	438,750
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. Senior Sec. Notes 11.50% due 10/01/20*	625,000	537,500
UIL Holdings Corp. Senior Notes 4.63% due 10/01/20	2,070,000	2,115,445
Virginia Electric & Power Co. Senior Notes 5.00% due 06/30/19	810,000	924,542
Westar Energy, Inc. 1st Mtg. Bonds 5.88% due 07/15/36	860,000	975,136
Westar Energy, Inc. 1st Mtg. Bonds 6.00% due 07/01/14	2,000,000	2,202,584

		36,477,454

ELECTRONIC COMPONENTS-MISC. — 0.1%
Stoneridge, Inc. Senior Sec. Notes 9.50% due 10/15/17*	1,050,000	1,081,500

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.2%
Advanced Micro Devices, Inc. Senior Notes 7.75% due 08/01/20	175,000	177,625
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	975,000	1,055,438
Freescale Semiconductor, Inc. Company Guar. Notes 10.75% due 08/01/20	947,000	994,350

		2,227,413

ELECTRONIC FORMS — 0.1%
Adobe Systems, Inc. Senior Notes 3.25% due 02/01/15	1,340,000	1,402,672

ENTERPRISE SOFTWARE/SERVICE — 0.4%
Allen Systems Group, Inc. Senior Sec. Notes 10.50% due 11/15/16*	1,350,000	1,231,875
BMC Software, Inc. Senior Notes 7.25% due 06/01/18	1,175,000	1,352,467
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	350,000	364,000
Lawson Software Inc., Senior Notes 11.50% due 07/15/18*	1,025,000	984,000

		3,932,342

FINANCE-AUTO LOANS — 0.4%
American Honda Finance Corp. Notes 4.63% due 04/02/13*	630,000	657,868
Ford Motor Credit Co. LLC Senior Notes 8.00% due 12/15/16	2,250,000	2,598,008
Ford Motor Credit Co. LLC Senior Notes 8.13% due 01/15/20	800,000	970,908

		4,226,784

FINANCE-COMMERCIAL — 0.6%
Football Trust V Pass Through Certs. 5.35% due 10/05/20*(3)	2,400,000	2,684,067
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	1,910,000	1,957,441
Textron Financial Corp. FRS Junior Sub. Bonds 6.00% due 02/15/67*	2,400,000	1,800,000

		6,441,508

FINANCE-CONSUMER LOANS — 0.9%
HSBC Finance Capital Trust IX FRS Limited Guar. Bonds 5.91% due 11/30/35	3,700,000	3,256,000

HSBC Finance Corp. Senior Sub. Notes 6.68% due 01/15/21	6,178,000	6,283,681

		9,539,681

FINANCE-CREDIT CARD — 1.3%
American Express Co. Senior Notes 4.88% due 07/15/13	1,600,000	1,685,504
American Express Co. Senior Notes 8.13% due 05/20/19	2,330,000	2,999,039
American Express Credit Corp. Senior Notes 5.13% due 08/25/14	1,500,000	1,630,177
American Express Credit Corp. Senior Notes 5.88% due 05/02/13	1,720,000	1,829,094
Capital One Bank USA NA Sub. Notes 8.80% due 07/15/19	3,250,000	3,860,389
MBNA Corp. Senior Notes 7.50% due 03/15/12	1,000,000	1,013,309

		13,017,512

FINANCE-INVESTMENT BANKER/BROKER — 1.7%
Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18	3,810,000	4,486,770
Jefferies Group, Inc. Senior Notes 6.88% due 04/15/21	750,000	722,789
Jefferies Group, Inc. Senior Notes 8.50% due 07/15/19	3,870,000	4,168,663
Raymond James Financial, Inc. Senior Notes 4.25% due 04/15/16	1,215,000	1,262,900
Raymond James Financial, Inc. Senior Notes 8.60% due 08/15/19	2,650,000	3,181,802
TD Ameritrade Holding Corp. Company Guar. Notes 4.15% due 12/01/14	2,950,000	3,142,284

		16,965,208

FINANCE-OTHER SERVICES — 0.4%
BP Capital Markets America, Inc. Company Guar. Notes 4.20% due 06/15/18	1,450,000	1,474,677
Cantor Fitzgerald LP Bonds 7.88% due 10/15/19*	2,200,000	2,236,120

		3,710,797

FINANCIAL GUARANTEE INSURANCE — 0.0%
MBIA, Inc. Debentures 6.63% due 10/01/28	250,000	166,835

FOOD-CANNED — 0.1%
Blue Merger Sub, Inc. Company Guar. Notes 7.63% due 02/15/19*	675,000	641,250

FOOD-DAIRY PRODUCTS — 0.2%
Dean Foods Co. Company Guar. Notes 7.00% due 06/01/16	1,175,000	1,180,875
Dean Foods Co. Company Guar. Notes 9.75% due 12/15/18	975,000	1,045,688

		2,226,563

FOOD-MISC. — 0.7%
B&G Foods, Inc. Company Guar. Notes 7.63% due 01/15/18	625,000	662,500
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	1,310,000	1,673,951
Michael Foods, Inc. Company Guar. Notes 9.75% due 07/15/18	2,000,000	2,085,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Company Guar. Notes 9.25% due 04/01/15	850,000	879,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Senior Notes 10.63% due 04/01/17	1,175,000	1,216,125
Ralcorp Holdings, Inc. Senior Sec. Notes 6.63% due 08/15/39	1,030,000	1,029,083

		7,546,409

FOOD-RETAIL — 0.1%
Jitney-Jungle Stores of America, Inc. Escrow Notes 10.38% due 09/15/07†(1)(3)	125,000	0
Kroger Co. Senior Notes 6.90% due 04/15/38	940,000	1,200,257

		1,200,257

FOOD-WHOLESALE/DISTRIBUTION — 0.1%
US Foodservice Senior Notes 8.50% due 06/30/19*	1,500,000	1,455,000

GAMBLING (NON-HOTEL) — 0.1%
Jacobs Entertainment, Inc. Company Guar. Bonds 9.75% due 06/15/14	1,425,000	1,382,250

GAS-DISTRIBUTION — 0.6%
Atmos Energy Corp. Senior Notes 8.50% due 03/15/19	230,000	307,188
Consolidated Natural Gas Co. Senior Notes 5.00% due 12/01/14	880,000	969,022
Florida Gas Transmission Co. LLC Senior Notes 5.45% due 07/15/20*	700,000	777,940
Sempra Energy Senior Notes 6.00% due 10/15/39	1,170,000	1,462,549
Sempra Energy Senior Notes 6.50% due 06/01/16	2,230,000	2,607,207

		6,123,906

GOLD MINING — 0.1%
Newmont Mining Corp. Company Guar. Notes 5.88% due 04/01/35	760,000	870,481

HEALTH CARE COST CONTAINMENT — 0.1%
ExamWorks Group, Inc. Company Guar. Notes 9.00% due 07/15/19*	825,000	792,000

HOME DECORATION PRODUCTS — 0.0%
American Standard Americas Senior Sec. Notes 10.75% due 01/15/16*(3)	125,000	92,500

HOME FURNISHINGS — 0.5%
Norcraft Cos. LP/Norcraft Finance Corp. Sec. Notes 10.50% due 12/15/15	1,575,000	1,519,875
Sealy Mattress Co. Company Guar. Notes 8.25% due 06/15/14	1,900,000	1,895,250
Sealy Mattress Co. Senior Sec. Notes 10.88% due 04/15/16*	303,000	332,543
Simmons Bedding Co. Company Guar. Notes 11.25% due 07/15/15*	1,075,000	1,116,656

		4,864,324

HOSPITAL BEDS/EQUIPMENT — 0.1%
Chiron Merger Sub, Inc. Sec. Notes 10.50% due 11/01/18*	775,000	783,719

HOTELS/MOTELS — 0.5%
Choice Hotels International, Inc. Company Guar. Notes 5.70% due 08/28/20	2,400,000	2,575,906
Wyndham Worldwide Corp. Senior Notes 5.63% due 03/01/21	610,000	625,520
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	1,470,000	1,554,692

		4,756,118

HOUSEWARES — 0.0%
Libbey Glass, Inc. Senior Sec. Notes 10.00% due 02/15/15	427,000	454,755

HUMAN RESOURCES — 0.2%
Emergency Medical Services Corp. Company Guar. Notes 8.13% due 06/01/19*	1,625,000	1,625,000

INDEPENDENT POWER PRODUCERS — 0.2%
NRG Energy, Inc. Company Guar. Notes 7.63% due 01/15/18*	1,750,000	1,771,875

INSURANCE-LIFE/HEALTH — 1.5%
Aflac, Inc. Senior Notes 8.50% due 05/15/19	2,380,000	2,983,380
Lincoln National Corp. Senior Notes 7.00% due 06/15/40	875,000	970,547
Pacific Life Corp. Bonds 6.60% due 09/15/33*	2,700,000	2,954,505
Pacific Life Global Funding Notes 5.15% due 04/15/13*	2,350,000	2,466,931
Prudential Financial, Inc. Senior Notes 4.75% due 09/17/15	2,200,000	2,355,491
Prudential Financial, Inc. Notes 6.20% due 11/15/40	850,000	955,731
Prudential Financial, Inc. Notes 6.63% due 12/01/37	2,130,000	2,532,730

		15,219,315

INSURANCE-MULTI-LINE — 1.2%
CNA Financial Corp. Senior Notes 5.75% due 08/15/21	900,000	908,289
CNA Financial Corp. Senior Notes 5.88% due 08/15/20	570,000	578,530
CNA Financial Corp. Notes 6.50% due 08/15/16	410,000	444,718
CNA Financial Corp. Senior Notes 7.35% due 11/15/19	810,000	892,697
Horace Mann Educators Corp. Senior Notes 6.85% due 04/15/16	830,000	890,215

MetLife, Inc. Senior Notes 6.75% due 06/01/16	3,100,000	3,608,109
MetLife, Inc. Junior Sub. Notes 10.75% due 08/01/69	900,000	1,188,000
Nationwide Mutual Insurance Co. Sub. Notes 9.38% due 08/05/39*	2,870,000	3,521,321
USF&G Capital II Company Guar. Notes 8.31% due 07/01/46*	250,000	310,789

		12,342,668

INSURANCE-MUTUAL — 1.2%
Liberty Mutual Group, Inc. Company Guar. Notes 5.00% due 06/01/21*	580,000	547,254
Liberty Mutual Group, Inc. Senior Notes 5.75% due 03/15/14*	3,600,000	3,742,632
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	3,350,000	5,054,872
New York Life Insurance Co. Sub. Notes 6.75% due 11/15/39*	420,000	527,855
Penn Mutual Life Insurance Co. Sub. Bonds 7.63% due 06/15/40*	875,000	1,057,065
Union Central Life Insurance Co. Notes 8.20% due 11/01/26*(3)	1,250,000	1,428,104

		12,357,782

INSURANCE-PROPERTY/CASUALTY — 0.5%
ACE INA Holdings, Inc. Company Guar. Notes 5.60% due 05/15/15	2,050,000	2,287,902
ACE INA Holdings, Inc. Company Guar. Notes 5.70% due 02/15/17	1,510,000	1,722,803
Travelers Cos., Inc. Senior Notes 5.50% due 12/01/15	775,000	882,330

		4,893,035

INVESTMENT COMPANIES — 0.1%
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	1,300,000	1,417,000

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.7%
Blackrock, Inc. Senior Notes 6.25% due 09/15/17	5,390,000	6,237,766
Eaton Vance Corp. Senior Notes 6.50% due 10/02/17	1,550,000	1,752,216
FMR LLC Senior Notes 5.35% due 11/15/21*	1,260,000	1,342,194
FMR LLC Notes 7.49% due 06/15/19*	400,000	484,565
FMR LLC Bonds 7.57% due 06/15/29*	2,200,000	2,577,304
Franklin Resources, Inc. Senior Notes 4.63% due 05/15/20	890,000	953,546
Janus Capital Group, Inc. Senior Notes 6.70% due 06/15/17	1,450,000	1,528,696
Nuveen Investments, Inc. Senior Notes 5.50% due 09/15/15	430,000	365,500
Nuveen Investments, Inc. Company Guar. Notes 10.50% due 11/15/15	2,075,000	2,075,000

		17,316,787

MACHINERY-GENERAL INDUSTRIAL — 0.2%
Roper Industries, Inc. Senior Notes 6.25% due 09/01/19	290,000	343,631
Roper Industries, Inc. Senior Notes 6.63% due 08/15/13	1,160,000	1,250,677

		1,594,308

MACHINERY-THERMAL PROCESS — 0.1%
Cleaver-Brooks, Inc. Senior Sec. Notes 12.25% due 05/01/16*	975,000	975,000

MEDICAL INSTRUMENTS — 0.3%
Boston Scientific Corp. Senior Notes 4.50% due 01/15/15	1,500,000	1,579,359
Boston Scientific Corp. Senior Notes 6.00% due 01/15/20	1,400,000	1,563,414

		3,142,773

MEDICAL LABS & TESTING SERVICES — 0.1%
Quest Diagnostics, Inc. Company Guar. Notes 4.75% due 01/30/20	450,000	484,105
Quest Diagnostics, Inc. Company Guar. Notes 5.75% due 01/30/40	440,000	471,421

		955,526

MEDICAL PRODUCTS — 0.6%
DJO Finance LLC/DJO Finance Corp. Company Guar. Notes 7.75% due 04/15/18	525,000	443,625

DJO Finance LLC/DJO Finance Corp. Company Guar. Notes 9.75% due 10/15/17	325,000	267,312
LVB Acquisition Holding LLC Company Guar. Notes 11.63% due 10/15/17	2,225,000	2,425,250
Universal Hospital Services, Inc. Sec. Notes 8.50% due 06/01/15(6)	1,400,000	1,442,000
Universal Hospital Services, Inc. FRS Senior Sec. Notes 3.78% due 06/01/15	300,000	277,500
Zimmer Holdings, Inc. Senior Notes 5.75% due 11/30/39	600,000	704,859

		5,560,546

MEDICAL-BIOMEDICAL/GENE — 0.8%
Bio-Rad Laboratories, Inc. Senior Notes 4.88% due 12/15/20	2,380,000	2,477,649
Gilead Sciences, Inc. Senior Notes 4.50% due 04/01/21	2,620,000	2,827,376
Life Technologies Corp. Senior Notes 6.00% due 03/01/20	2,230,000	2,485,426

		7,790,451

MEDICAL-DRUGS — 0.1%
Giant Funding Corp. Sec. Notes 8.25% due 02/01/18*	575,000	605,188

MEDICAL-HMO — 0.2%
Multiplan, Inc. Company Guar. Notes 9.88% due 09/01/18*	1,475,000	1,519,250
WellPoint, Inc. Senior Notes 5.85% due 01/15/36	760,000	887,792

		2,407,042

MEDICAL-HOSPITALS — 0.9%
HCA Holdings, Inc. Senior Notes 7.75% due 05/15/21*	675,000	675,000
HCA, Inc. Company Guar. Notes 7.50% due 02/15/22	2,725,000	2,779,500
HCA, Inc. Senior Notes 7.50% due 11/06/33	625,000	553,125
IASIS Healthcare LLC/IASIS Capital Corp. Senior Notes 8.38% due 05/15/19*	950,000	878,750
United Surgical Partners International, Inc. Company Guar. Notes 9.25% due 05/01/17(6)	1,875,000	1,921,875
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. Company Guar. Notes 8.00% due 02/01/18	1,825,000	1,866,062

		8,674,312

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.1%
CRC Health Corp. Company Guar. Notes 10.75% due 02/01/16	1,200,000	1,143,000

METAL PROCESSORS & FABRICATION — 0.4%
Dynacast International LLC/Dynacast Finance, Inc. Sec. Notes 9.25% due 07/15/19*	700,000	644,000
Worthington Industries, Inc. Senior Notes 6.50% due 04/15/20	3,550,000	3,810,779

		4,454,779

METAL-ALUMINUM — 0.2%
Alcoa, Inc. Senior Notes 5.40% due 04/15/21	500,000	495,430
Alcoa, Inc. Senior Notes 5.55% due 02/01/17	1,470,000	1,551,113

		2,046,543

METAL-COPPER — 0.1%
Southern Copper Corp. Senior Notes 6.75% due 04/16/40	950,000	995,696

MOTORCYCLE/MOTOR SCOOTER — 0.1%
Harley-Davidson Financial Services, Inc. Company Guar. Notes 3.88% due 03/15/16*	1,190,000	1,220,991

MULTIMEDIA — 1.4%
Entravision Communications Corp. Senior Sec. Notes 8.75% due 08/01/17	800,000	794,000
NBCUniversal Media LLC Senior Notes 5.15% due 04/30/20	1,100,000	1,236,202
NBCUniversal Media LLC Senior Notes 5.95% due 04/01/41	2,000,000	2,331,866
NBCUniversal Media LLC Senior Notes 6.40% due 04/30/40	1,125,000	1,370,539
News America Holdings, Inc. Company Guar. Bonds 8.00% due 10/17/16	650,000	776,777

News America, Inc. Company Guar. Bonds 7.63% due 11/30/28	1,000,000	1,181,458
Time Warner, Inc. Company Guar. Notes 6.10% due 07/15/40	1,000,000	1,154,617
Time Warner, Inc. Company Guar. Notes 6.20% due 03/15/40	1,500,000	1,753,166
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	2,880,000	3,415,767
Viacom, Inc. Senior Notes 3.50% due 04/01/17	600,000	622,471

		14,636,863

NETWORKING PRODUCTS — 0.3%
Cisco Systems, Inc. Senior Notes 3.15% due 03/14/17	2,140,000	2,291,589
Juniper Networks, Inc. Senior Notes 5.95% due 03/15/41	510,000	558,159

		2,849,748

NON-HAZARDOUS WASTE DISPOSAL — 0.1%
Republic Services, Inc. Company Guar. Notes 5.50% due 09/15/19	1,000,000	1,149,424

NON-PROFIT CHARITY — 0.1%
Seminole Indian Tribe of Florida Notes 7.75% due 10/01/17*	200,000	208,000
Seminole Indian Tribe of Florida Bonds 7.80% due 10/01/20*	985,000	951,451

		1,159,451

OFFICE AUTOMATION & EQUIPMENT — 0.3%
CDW LLC/CDW Finance Corp. Company Guar. Notes 8.50% due 04/01/19*	2,075,000	2,012,750
CDW LLC/CDW Finance Corp. Company Guar. Notes 12.54% due 10/12/17	275,000	264,000
Xerox Corp. Senior Notes 4.50% due 05/15/21	825,000	859,080

		3,135,830

OFFICE SUPPLIES & FORMS — 0.1%
Avery Dennison Corp. Senior Notes 5.38% due 04/15/20	890,000	908,136

OIL & GAS DRILLING — 0.4%
Nabors Industries, Inc. Company Guar. Notes 4.63% due 09/15/21*	2,200,000	2,199,782
Nabors Industries, Inc. Company Guar. Notes 5.00% due 09/15/20	700,000	726,617
Nabors Industries, Inc. Company Guar. Notes 9.25% due 01/15/19	990,000	1,246,794

		4,173,193

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.1%
ATP Oil & Gas Corp. Senior Sec. Notes 11.88% due 05/01/15	1,375,000	1,134,375
Brigham Exploration Co. Company Guar. Notes 6.88% due 06/01/19	675,000	740,812
Chaparral Energy, Inc. Company Guar. Notes 8.88% due 02/01/17	325,000	334,750
Chaparral Energy, Inc. Company Guar. Notes 9.88% due 10/01/20	750,000	813,750
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	700,000	750,750
Comstock Resources, Inc. Company Guar. Notes 7.75% due 04/01/19	675,000	661,500
Concho Resources, Inc. Senior Notes 7.00% due 01/15/21	650,000	702,000
Denbury Resources, Inc. Company Guar. Notes 8.25% due 02/15/20	475,000	524,875
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.75% due 11/01/15*	900,000	923,310
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 6.50% due 05/15/19*	100,000	100,500
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21	500,000	533,750
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 8.63% due 04/15/20	600,000	661,500
Pemex Project Funding Master Trust Company Guar. Notes 5.75% due 12/15/15	800,000	904,000
W&T Offshore, Inc. Senior Notes 8.50% due 06/15/19*	950,000	969,000

XTO Energy, Inc. Senior Notes 6.38% due 06/15/38	440,000	611,906
XTO Energy, Inc. Senior Notes 6.75% due 08/01/37	605,000	921,566

		11,288,344

OIL COMPANIES-INTEGRATED — 0.5%
Hess Corp. Senior Notes 5.60% due 02/15/41	2,000,000	2,256,558
Marathon Petroleum Corp. Company Guar. Notes 6.50% due 03/01/41*	830,000	966,152
PC Financial Partnership Notes 5.00% due 11/15/14	1,800,000	1,948,362

		5,171,072

OIL FIELD MACHINERY & EQUIPMENT — 0.1%
Complete Production Services, Inc. Company Guar. Notes 8.00% due 12/15/16	900,000	936,000
Thermon Industries, Inc. Sec. Notes 9.50% due 05/01/17	137,000	147,960

		1,083,960

OIL REFINING & MARKETING — 0.7%
Coffeyville Resources LLC Senior Sec. Notes 10.88% due 04/01/17*	925,000	1,047,562
Valero Energy Corp. Senior Notes 7.50% due 04/15/32	1,540,000	1,876,196
Valero Energy Corp. Senior Notes 9.38% due 03/15/19	3,340,000	4,364,495

		7,288,253

OIL-FIELD SERVICES — 0.2%
Basic Energy Services, Inc. Company Guar. Notes 7.13% due 04/15/16	1,000,000	1,015,000
Basic Energy Services, Inc. Company Guar. Notes 7.75% due 02/15/19*	350,000	350,000
SESI LLC Company Guar. Notes 6.38% due 05/01/19*	325,000	331,500

		1,696,500

OPTICAL SUPPLIES — 0.1%
Bausch & Lomb, Inc. Senior Notes 9.88% due 11/01/15	1,000,000	1,050,000

PAPER & RELATED PRODUCTS — 0.6%
Clearwater Paper Corp. Company Guar. Notes 7.13% due 11/01/18	125,000	130,312
Clearwater Paper Corp. Senior Notes 10.63% due 06/15/16	250,000	282,500
International Paper Co. Senior Notes 7.30% due 11/15/39	1,500,000	1,749,081
International Paper Co. Senior Notes 7.50% due 08/15/21	1,020,000	1,239,590
Longview Fibre Paper & Packaging, Inc. Senior Sec. Notes 8.00% due 06/01/16*	675,000	685,125
Plum Creek Timberlands LP Company Guar. Notes 4.70% due 03/15/21	1,200,000	1,179,868
Pope & Talbot, Inc. Debentures 8.38% due 06/01/13†(1)(3)(7)(8)	250,000	25
Westvaco Corp. Debentures 7.65% due 03/15/27	1,050,000	1,064,563

		6,331,064

PHARMACY SERVICES — 0.0%
Omnicare, Inc. Company Guar. Notes 7.75% due 06/01/15	200,000	215,500

PIPELINES — 2.5%
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.13% due 04/01/21	375,000	383,438
Crosstex Energy LP/Crosstex Energy Finance Corp. Company Guar. Notes 8.88% due 02/15/18	1,500,000	1,590,000
Energy Transfer Equity LP Senior Sec. Notes 7.50% due 10/15/20	1,875,000	2,025,000
Enterprise Products Operating LLC Company Guar. Notes 9.75% due 01/31/14	3,370,000	3,936,952
Holly Energy Partners LP Company Guar. Notes 6.25% due 03/01/15	975,000	965,250
Kinder Morgan Energy Partners LP Senior Notes 5.80% due 03/15/35	2,540,000	2,663,045
Kinder Morgan Energy Partners LP Senior Notes 5.85% due 09/15/12	1,000,000	1,035,432
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	570,000	641,164

Kinder Morgan Energy Partners LP Senior Notes 6.55% due 09/15/40	2,960,000	3,368,758
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.75% due 11/01/20	675,000	708,750
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 6.88% due 12/01/18	950,000	1,002,250
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	700,000	710,500
Spectra Energy Capital LLC Senior Notes 6.25% due 02/15/13	3,005,000	3,184,798
Williams Partners LP Senior Notes 5.25% due 03/15/20	2,720,000	3,005,412

		25,220,749

POWER CONVERTER/SUPPLY EQUIPMENT — 0.3%
Hubbell, Inc. Senior Notes 5.95% due 06/01/18	2,160,000	2,552,595

PUBLISHING-BOOKS — 0.2%
Houghton Mifflin Harcourt Publishing Co. Senior Sec. Notes 10.50% due 06/01/19*	975,000	721,500
ProQuest LLC/ProQuest Notes Co. Company Guar. Notes 9.00% due 10/15/18*	950,000	817,000

		1,538,500

PUBLISHING-PERIODICALS — 0.0%
Idearc, Inc. Escrow Notes 8.00% due 11/15/16†(1)(3)	1,275,000	14,344
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 7.75% due 10/15/18	325,000	358,312

		372,656

QUARRYING — 0.0%
Compass Minerals International, Inc. Company Guar. Notes 8.00% due 06/01/19	425,000	454,750

RADIO — 0.1%
Cumulus Media, Inc. Company Guar. Notes 7.75% due 05/01/19*	1,050,000	966,000

REAL ESTATE INVESTMENT TRUSTS — 1.8%
Boston Properties LP Senior Notes 5.88% due 10/15/19	3,000,000	3,309,936
Equity One, Inc. Company Guar. Notes 6.00% due 09/15/17	910,000	945,872
Equity One, Inc. Company Guar. Notes 6.25% due 12/15/14	1,500,000	1,597,125
Health Care REIT, Inc. Senior Notes 6.13% due 04/15/20	1,750,000	1,796,314
Liberty Property LP Senior Notes 6.63% due 10/01/17	1,300,000	1,466,343
Simon Property Group LP Senior Notes 6.13% due 05/30/18	1,350,000	1,545,828
Simon Property Group LP Senior Notes 6.75% due 05/15/14	2,025,000	2,254,722
Tanger Properties LP Senior Notes 6.13% due 06/01/20	1,760,000	1,938,563
Weyerhaeuser Co. Senior Notes 7.38% due 03/15/32	3,675,000	3,672,218

		18,526,921

REAL ESTATE MANAGEMENT/SERVICES — 0.5%
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	1,540,000	1,673,504
ProLogis LP Senior Notes 2.25% due 04/01/37	430,000	430,000
ProLogis LP Senior Notes 6.88% due 03/15/20	940,000	1,040,605
ProLogis LP Senior Notes 7.63% due 08/15/14	1,460,000	1,615,544

		4,759,653

REAL ESTATE OPERATIONS & DEVELOPMENT — 0.2%
Regency Centers LP Company Guar. Notes 4.80% due 04/15/21	1,200,000	1,234,420
Susa Partnership LP Notes 8.20% due 06/01/17	250,000	299,838

		1,534,258

RECYCLING — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(1)(3)	250,000	25

Aleris International, Inc. Escrow Notes 10.00% due 12/15/16†(1)(3)	450,000	0

		25

RENTAL AUTO/EQUIPMENT — 0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 8.25% due 01/15/19	900,000	897,750
ERAC USA Finance Co. Company Guar. Notes 6.38% due 10/15/17*	2,680,000	3,112,426
Hertz Corp. Company Guar. Notes 6.75% due 04/15/19	675,000	688,500
Hertz Corp. Company Guar. Notes 8.88% due 01/01/14	102,000	103,020
RSC Equipment Rental, Inc./RSC Holdings III LLC Company Guar. Notes 8.25% due 02/01/21	275,000	279,125
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Notes 9.50% due 12/01/14	426,000	435,585
RSC Equipment Rental, Inc./RSC Holdings III LLC Company Guar. Notes 10.25% due 11/15/19	475,000	520,125
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	1,175,000	1,219,063

		7,255,594

RESORTS/THEME PARKS — 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. Company Guar. Notes 9.13% due 08/01/18	1,375,000	1,491,875
HRP Myrtle Beach Operations LLC Escrow Notes 7.38% due 04/01/12†*(1)(3)(5)	475,000	0

		1,491,875

RETAIL-APPAREL/SHOE — 0.1%
Gymboree Corp. Senior Notes 9.13% due 12/01/18	1,325,000	1,192,500

RETAIL-AUTO PARTS — 0.1%
O’Reilly Automotive, Inc. Company Guar. Notes 4.88% due 01/14/21	1,040,000	1,062,678

RETAIL-AUTOMOBILE — 0.1%
United Auto Group Company Guar. Notes 7.75% due 12/15/16	900,000	922,500

RETAIL-BUILDING PRODUCTS — 0.3%
Hillman Group, Inc. Company Guar. Notes 10.88% due 06/01/18	775,000	796,313
Hillman Group, Inc. Company Guar. Notes 10.88% due 06/01/18*	350,000	359,625
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	1,840,000	2,227,640

		3,383,578

RETAIL-CONSUMER ELECTRONICS — 0.2%
Best Buy Co., Inc. Senior Notes 6.75% due 07/15/13	2,140,000	2,278,822

RETAIL-DISCOUNT — 0.3%
Wal-Mart Stores, Inc. Senior Notes 5.63% due 04/15/41	2,720,000	3,354,946

RETAIL-DRUG STORE — 0.1%
CVS Pass-Through Trust Pass Through Certs. 5.30% due 01/11/27*	590,869	628,481

RETAIL-FABRIC STORE — 0.1%
Needle Merger Sub Corp. Senior Notes 8.13% due 03/15/19*	1,525,000	1,456,375

RETAIL-OFFICE SUPPLIES — 0.0%
U.S. Office Products Co. Escrow Notes 9.75% due 06/15/30†(1)(3)	300,000	0

RETAIL-PERFUME & COSMETICS — 0.2%
Sally Holdings LLC Company Guar. Notes 10.50% due 11/15/16	1,550,000	1,633,313

RETAIL-PET FOOD & SUPPLIES — 0.2%
Petco Animal Supplies, Inc. Company Guar. Notes 9.25% due 12/01/18*	1,650,000	1,753,125

RETAIL-PROPANE DISTRIBUTION — 0.2%
Ferrellgas LP/Ferrellgas Finance Corp. Senior Notes 6.50% due 05/01/21	350,000	313,250
Inergy LP/Inergy Finance Corp. Company Guar. Notes 6.88% due 08/01/21	1,400,000	1,368,500

		1,681,750

RETAIL-REGIONAL DEPARTMENT STORES — 0.2%
JC Penney Corp., Inc. Senior Notes 5.75% due 02/15/18	875,000	854,219

JC Penney Corp., Inc. Senior Notes 7.40% due 04/01/37	875,000	815,937

		1,670,156

RETAIL-RESTAURANTS — 0.3%
DineEquity, Inc. Company Guar. Notes 9.50% due 10/30/18	1,625,000	1,722,500
NPC International, Inc. Company Guar. Notes 9.50% due 05/01/14	1,525,000	1,551,688

		3,274,188

RETAIL-SPORTING GOODS — 0.1%
Academy Ltd./Academy Finance Corp. Company Guar. Notes 9.25% due 08/01/19*	675,000	678,375

SAVINGS & LOANS/THRIFTS — 0.2%
Astoria Financial Corp. Notes 5.75% due 10/15/12	1,700,000	1,758,963

SCHOOLS — 0.3%
Boston University Notes 7.63% due 07/15/97	2,000,000	2,420,830
University of Southern California 5.25% due 10/01/11	850,000	962,339

		3,383,169

SCHOOL-DAY CARE — 0.1%
Knowledge Learning Corp. Company Guar. Notes 7.75% due 02/01/15*	1,500,000	1,440,000

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.1%
Maxim Integrated Products, Inc. Senior Notes 3.45% due 06/14/13	1,295,000	1,333,801

SEMICONDUCTOR EQUIPMENT — 0.3%
KLA-Tencor Corp. Senior Notes 6.90% due 05/01/18	2,640,000	3,005,331

SPECIAL PURPOSE ENTITIES — 0.8%
Army Hawaii Family Housing Trust Bonds 5.52% due 06/15/50*	790,000	777,629
Camp Pendleton & Quantico Housing LLC Bonds 5.57% due 10/01/50*	1,630,000	1,635,395
Capital One Capital IV FRS Limited. Guar. Notes 6.75% due 02/17/37	2,980,000	2,890,600
Goldman Sachs Capital I Company Guar. Notes 6.35% due 02/15/34	2,500,000	2,321,270

		7,624,894

STEEL PIPE & TUBE — 0.6%
Atkore International, Inc. Senior Sec. Notes 9.88% due 01/01/18*	325,000	325,813
Mueller Water Products, Inc. Company Guar. Notes 7.38% due 06/01/17	1,120,000	985,600
Mueller Water Products, Inc. Company Guar. Notes 8.75% due 09/01/20	350,000	372,750
Valmont Industries, Inc. Company Guar. Notes 6.63% due 04/20/20	3,420,000	3,928,075

		5,612,238

STEEL-PRODUCERS — 0.3%
Carpenter Technology Corp. Senior Notes 5.20% due 07/15/21	2,600,000	2,565,680

STEEL-SPECIALTY — 0.2%
Allegheny Technologies, Inc. Senior Notes 9.38% due 06/01/19	1,620,000	2,071,236

TELECOM SERVICES — 0.5%
SBA Tower Trust Sec. Notes 5.10% due 04/15/17*	1,790,000	1,935,369
tw telecom holdings, Inc. Company Guar. Notes 8.00% due 03/01/18	650,000	689,000
West Corp. Company Guar. Notes 7.88% due 01/15/19	1,000,000	1,015,000
West Corp. Company Guar. Notes 11.00% due 10/15/16	950,000	1,007,000

		4,646,369

TELECOMMUNICATION EQUIPMENT — 0.8%
CommScope, Inc. Senior Notes 8.25% due 01/15/19*	1,200,000	1,182,000
Harris Corp. Senior Notes 5.95% due 12/01/17	6,400,000	7,380,192

		8,562,192

TELEPHONE-INTEGRATED — 1.3%
BellSouth Corp. Bonds 5.20% due 09/15/14	2,000,000	2,217,740
CenturyLink, Inc. Senior Notes 6.45% due 06/15/21	4,000,000	4,006,732

Citizens Communications Co. Senior Notes 9.00% due 08/15/31	900,000	882,000
Level 3 Escrow, Inc. Senior Notes 8.13% due 07/01/19*	375,000	371,250
SBC Communications Senior Notes 5.10% due 09/15/14	2,000,000	2,222,298
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	3,775,000	3,142,687

		12,842,707

TELEVISION — 0.0%
AMC Networks, Inc. Company Guar. Notes 7.75% due 07/15/21*	325,000	352,625

THEATERS — 0.3%
Cinemark USA, Inc. Company Guar. Notes 7.38% due 06/15/21	150,000	149,625
Cinemark USA, Inc. Company Guar. Notes 8.63% due 06/15/19	1,175,000	1,274,875
Regal Cinemas Corp. Company Guar. Notes 8.63% due 07/15/19	1,075,000	1,150,250

		2,574,750

TOBACCO — 0.2%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	670,000	890,667
Lorillard Tobacco Co. Company Guar. Notes 7.00% due 08/04/41	810,000	893,751

		1,784,418

TOYS — 0.1%
Hasbro, Inc. Senior Notes 6.35% due 03/15/40	1,240,000	1,337,703

TRANSPORT-EQUIPMENT & LEASING — 0.1%
Maxim Crane Works LP Senior Sec. Notes 12.25% due 04/15/15*	825,000	734,250

TRANSPORT-RAIL — 0.8%
Burlington North Santa Fe LLC Notes 4.88% due 01/15/15	2,900,000	3,214,519
Burlington Northern and Santa Fe Railway Co. Pass Through Certs. Series 1992-2 7.57% due 01/02/21	314,881	380,177
Burlington Northern Santa Fe LLC Senior Notes 5.75% due 05/01/40	2,200,000	2,606,954
Union Pacific Corp. Senior Notes 4.88% due 01/15/15	1,520,000	1,664,173

		7,865,823

TRANSPORT-SERVICES — 0.4%
PHI, Inc. Company Guar. Notes 8.63% due 10/15/18	925,000	929,625
Ryder System, Inc. Senior Notes 3.15% due 03/02/15	1,055,000	1,072,023
Ryder System, Inc. Senior Notes 3.50% due 06/01/17	675,000	697,114
United Parcel Service, Inc. Senior Notes 3.13% due 01/15/21	800,000	832,486

		3,531,248

WIRE & CABLE PRODUCTS — 0.4%
Belden, Inc. Senior Sub. Notes 7.00% due 03/15/17	1,450,000	1,457,250
General Cable Corp. Company Guar. Notes 7.13% due 04/01/17	1,530,000	1,575,900
International Wire Group, Inc. Senior Sec. Notes 9.75% due 04/15/15*	850,000	869,125

		3,902,275

WIRELESS EQUIPMENT — 0.1%
American Tower Corp. Senior Notes 4.50% due 01/15/18	900,000	925,691

TOTAL U.S. CORPORATE BONDS & NOTES (cost $732,042,997)		786,117,773

Foreign Corporate Bonds & Notes — 15.0%

ADVERTISING AGENCIES — 0.2%
MDC Partners, Inc. Company Guar. Notes 11.00% due 11/01/16*	200,000	216,500
MDC Partners, Inc. Company Guar. Notes 11.00% due 11/01/16	1,325,000	1,434,313

		1,650,813

AEROSPACE/DEFENSE — 0.1%
Embraer Overseas, Ltd. Company Guar. Notes 6.38% due 01/15/20	675,000	739,125

AGRICULTURAL CHEMICALS — 0.2%
Fertinitro Finance, Inc. Company Guar. Notes 8.29% due 04/01/20*(3)	956,760	918,489

Incitec Pivot, Ltd. Company Guar. Notes 4.00% due 12/07/15*	1,270,000	1,295,940

		2,214,429

AUTO-CARS/LIGHT TRUCKS — 0.0%
Jaguar Land Rover PLC Company Guar. Notes 8.13% due 05/15/21*	375,000	369,375

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.1%
International Automotive Components Group SL Senior Sec. Notes 9.13% due 06/01/18*	1,350,000	1,341,563

BANKS-COMMERCIAL — 0.5%
Barclays Bank PLC FRS Jr. Sub. Bonds 5.93% due 12/15/16*(9)	2,850,000	2,308,500
Santander US Debt SA Unipersonal Bank Guar. Notes 3.78% due 10/07/15*	3,500,000	3,259,476

		5,567,976

BEVERAGES-WINE/SPIRITS — 0.4%
Bacardi, Ltd. Senior Notes 7.45% due 04/01/14*	2,630,000	2,997,725
Pernod-Ricard SA Senior Notes 5.75% due 04/07/21*	950,000	1,072,707

		4,070,432

BROADCAST SERVICES/PROGRAM — 0.6%
Grupo Televisa SA Senior Notes 6.63% due 03/18/25	6,015,000	6,496,200

BUILDING PRODUCTS-DOORS & WINDOWS — 0.1%
Masonite International Corp. Company Guar. Notes 8.25% due 04/15/21*	675,000	666,563

CELLULAR TELECOM — 0.5%
America Movil SA de CV Notes 5.75% due 01/15/15	900,000	997,875
Digicel Group, Ltd. Senior Notes 8.88% due 01/15/15*(5)	2,250,000	2,266,875
Digicel Group, Ltd. Senior Notes 10.50% due 04/15/18*(5)	75,000	77,250
Rogers Communications, Inc. Company Guar. Notes 5.50% due 03/15/14	1,860,000	2,017,942

		5,359,942

CHEMICALS-DIVERSIFIED — 0.1%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	576,000	570,960

COMPUTERS-MEMORY DEVICES — 0.2%
Seagate HDD Cayman Company Guar. Notes 7.00% due 11/01/21*	575,000	563,500
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	950,000	992,750

		1,556,250

CONTAINERS-METAL/GLASS — 0.1%
Ardagh Packaging Finance PLC Company Guar. Notes 9.13% due 10/15/20*	1,275,000	1,268,625

DIVERSIFIED BANKING INSTITUTIONS — 0.6%
Citigroup, Inc. Senior Notes 4.75% due 05/19/15	400,000	416,389
Deutsche Bank AG Senior Notes 3.25% due 01/11/16	2,480,000	2,535,597
Morgan Stanley Senior Notes 6.63% due 04/01/18	3,090,000	3,220,478

		6,172,464

DIVERSIFIED FINANCIAL SERVICES — 0.6%
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21	3,000,000	3,097,266
Hyundai Capital Services, Inc. Senior Notes 4.38% due 07/27/16*	380,000	385,087
Hyundai Capital Services, Inc. Notes 6.00% due 05/05/15*	2,380,000	2,557,612

		6,039,965

DIVERSIFIED MANUFACTURING OPERATIONS — 0.5%
Ingersoll Rand Global Holding Co. Company Guar. Notes 6.88% due 08/15/18	1,610,000	1,959,890
Tyco Electronics Group SA Company Guar. Notes 5.95% due 01/15/14	2,870,000	3,095,482

		5,055,372

DIVERSIFIED MINERALS — 0.1%
Anglo American Capital PLC Company Guar. Notes 4.45% due 09/27/20*	600,000	596,710

DIVERSIFIED OPERATIONS — 0.2%
Hutchison Whampoa International, Ltd. Company Guar. Notes 6.50% due 02/13/13*	433,000	456,529

Hutchison Whampoa International, Ltd. Company Guar. Notes 7.63% due 04/09/19*	1,000,000	1,232,879
Stena AB Senior Notes 7.00% due 12/01/16	250,000	228,125

		1,917,533

ELECTRIC-GENERATION — 0.1%
Korea Hydro & Nuclear Power Co., Ltd. Senior Notes 6.25% due 06/17/14*	1,155,000	1,256,187

ELECTRIC-INTEGRATED — 0.2%
Enersis SA Notes 7.40% due 12/01/16	600,000	705,228
PPL WEM Holdings PLC Senior Notes 5.38% due 05/01/21*	1,100,000	1,175,896

		1,881,124

ELECTRONIC COMPONENTS-MISC. — 0.2%
Koninklijke Philips Electronics NV Senior Notes 5.75% due 03/11/18	1,590,000	1,851,731

FINANCE-AUTO LOANS — 0.1%
RCI Banque SA Senior Notes 4.60% due 04/12/16*	1,220,000	1,185,007

FINANCE-INVESTMENT BANKER/BROKER — 0.3%
Macquarie Group, Ltd. Senior Notes 6.00% due 01/14/20*	3,500,000	3,516,485

GAMBLING (NON-HOTEL) — 0.1%
Great Canadian Gaming Corp. Company Guar. Notes 7.25% due 02/15/15*	1,500,000	1,500,000

GOLD MINING — 0.2%
AngloGold Ashanti Holdings PLC Company Guar. Notes 6.50% due 04/15/40	750,000	735,205
Gold Fields Orogen Holding BVI, Ltd. Company Guar. Notes 4.88% due 10/07/20*	1,660,000	1,545,871

		2,281,076

INSURANCE-MULTI-LINE — 0.3%
AXA SA Sub. Notes 8.60% due 12/15/30	2,500,000	2,688,595

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.2%
Invesco, Ltd. Company Guar. Notes 5.63% due 04/17/12	2,000,000	2,040,358

METAL-DIVERSIFIED — 0.2%
Noranda, Inc. Company Guar. Notes 6.00% due 10/15/15	1,750,000	1,919,531
Rio Tinto Finance USA, Ltd. Company Guar. Notes 6.50% due 07/15/18	380,000	455,949

		2,375,480

MULTIMEDIA — 0.5%
Pearson Funding Two PLC Notes 4.00% due 05/17/16*	2,800,000	2,952,416
Walt Disney Co. Senior Notes 3.75% due 06/01/21	1,690,000	1,827,766

		4,780,182

NON-FERROUS METALS — 0.2%
Codelco, Inc. Bonds 5.63% due 09/21/35*	1,600,000	1,790,971

OIL & GAS DRILLING — 0.1%
Noble Holding International, Ltd. Company Guar. Bonds 4.90% due 08/01/20	840,000	911,081

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.9%
Canadian Natural Resources, Ltd. Notes 4.90% due 12/01/14	770,000	849,256
Canadian Natural Resources, Ltd. Bonds 5.85% due 02/01/35	4,960,000	5,775,726
CNPC HK Overseas Capital, Ltd. Company Guar. Notes 5.95% due 04/28/41*	1,550,000	1,731,424
Talisman Energy, Inc. Senior Notes 3.75% due 02/01/21	500,000	493,248

		8,849,654

OIL COMPANIES-INTEGRATED — 2.0%
BP Capital Markets PLC Company Guar. Notes 3.13% due 10/01/15	1,000,000	1,047,140
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	3,100,000	3,477,072
Lukoil International Finance BV Company Guar. Notes 6.36% due 06/07/17*	1,000,000	1,067,500
Petro-Canada Bonds 5.35% due 07/15/33	2,650,000	2,760,653
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	2,000,000	2,286,000
Petroleos Mexicanos Company Guar. Notes 4.88% due 03/15/15	5,000,000	5,295,000

Petroleos Mexicanos Company Guar. Notes 5.50% due 01/21/21	2,570,000	2,743,475
Petroleos Mexicanos Company Guar. Notes 6.00% due 03/05/20	1,600,000	1,780,000

		20,456,840

OIL REFINING & MARKETING — 0.1%
Reliance Industries, Ltd. Notes 8.25% due 01/15/27*	500,000	591,250

OIL-FIELD SERVICES — 0.5%
Forbes Energy Services, Ltd. Company Guar. Notes 9.00% due 06/15/19*	925,000	874,125
Schlumberger Investment SA Company Guar. Notes 1.95% due 09/14/16*	840,000	842,713
Weatherford International, Ltd. Company Guar. Notes 6.00% due 03/15/18	600,000	665,938
Weatherford International, Ltd. Senior Notes 7.00% due 03/15/38	2,100,000	2,476,049

		4,858,825

PAPER & RELATED PRODUCTS — 0.0%
Cascades, Inc. Company Guar. Notes 7.88% due 01/15/20	275,000	268,125

PIPELINES — 0.4%
Enbridge, Inc. Senior Notes 5.60% due 04/01/17	3,870,000	4,393,839

SATELLITE TELECOM — 0.4%
Intelsat Jackson Holdings SA Company Guar. Notes 7.25% due 04/01/19*	650,000	653,250
Intelsat Jackson Holdings SA Company Guar. Notes 7.50% due 04/01/21*	625,000	628,125
Intelsat Jackson Holdings SA Company Guar. Notes 11.25% due 06/15/16	2,025,000	2,136,375
Intelsat Luxembourg SA Company Guar. Notes 11.50% due 02/04/17	400,000	400,000

		3,817,750

SECURITY SERVICES — 0.1%
Garda World Security Corp. Senior Notes 9.75% due 03/15/17*	1,350,000	1,370,250

SEISMIC DATA COLLECTION — 0.2%
Cie Generale de Geophysique-Veritas Company Guar. Notes 6.50% due 06/01/21*	250,000	248,750
Cie Generale de Geophysique-Veritas Company Guar. Bonds 9.50% due 05/15/16	325,000	351,812
Compagnie Generale de Geophysique-Veritas Company Guar. Notes 7.75% due 05/15/17	1,175,000	1,217,594

		1,818,156

SEMICONDUCTOR EQUIPMENT — 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. Company Guar. Notes 10.50% due 04/15/18	950,000	971,375

STEEL-PRODUCERS — 1.0%
ArcelorMittal Senior Notes 5.25% due 08/05/20	3,000,000	2,912,700
ArcelorMittal Senior Notes 6.13% due 06/01/18	1,425,000	1,463,646
ArcelorMittal Senior Notes 6.75% due 03/01/41	1,000,000	1,002,292
Gerdau Trade, Inc. Company Guar. Notes 5.75% due 01/30/21*	2,570,000	2,536,827
Hyundai Steel Co. Senior Notes 4.63% due 04/21/16*	2,130,000	2,185,800

		10,101,265

TELECOM SERVICES — 0.0%
Digicel, Ltd. Senior Notes 12.00% due 04/01/14*(5)	275,000	308,688

TELEPHONE-INTEGRATED — 1.0%
AT&T, Inc. Senior Notes 6.70% due 11/15/13	520,000	577,700
France Telecom SA Senior Notes 5.38% due 07/08/19	1,600,000	1,801,006
KT Corp. Notes 5.88% due 06/24/14*	3,050,000	3,294,854
Telefonica Emisiones SAU Company Guar. Notes 5.86% due 02/04/13	2,440,000	2,512,349
Telefonica Emisiones SAU Company Guar. Notes 7.05% due 06/20/36	1,575,000	1,724,647

		9,910,556

TRANSPORT-RAIL — 0.4%
Canadian Pacific Railway Co. Bonds 7.13% due 10/15/31	2,950,000	3,679,057

TRANSPORT-SERVICES — 0.1%
CHC Helicopter SA Senior Sec. Notes 9.25% due 10/15/20*	950,000	855,000

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $142,112,954)		151,963,204

Foreign Government Agencies — 0.9%

SOVEREIGN — 0.7%
Republic of Colombia Bonds 4.38% due 07/12/21	855,000	893,475
State of Qatar Senior Notes 5.25% due 01/20/20*	2,185,000	2,419,888
United Mexican States Senior Notes 6.63% due 03/03/15	3,150,000	3,591,000

		6,904,363

SUPRANATIONAL BANKS — 0.2%
Corporacion Andina de Fomento Senior Notes 3.75% due 01/15/16	710,000	712,438
Corporacion Andina de Fomento Senior Notes 8.13% due 06/04/19	1,000,000	1,216,732

		1,929,170

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $8,058,553)		8,833,533

U.S. Government Agencies — 0.1%

RESOLUTION FUNDING CORP — 0.1%
Resolution Funding Corp. STRIPS zero coupon due 01/15/21 (cost $312,128)	640,000	508,056

Common Stock — 0.0%

AUTO-CARS/LIGHT TRUCKS — 0.0%
General Motors Co.† (cost $1,608,862)	16,407	424,121

Membership Interest Certificates — 0.0%

HOME FURNISHINGS — 0.0%
CVC Claims Litigation Trust†(1)(3)(5) (cost $50,370)	5	0

Preferred Stock — 0.2%

DIVERSIFIED BANKING INSTITUTIONS — 0.1%
Ally Financial, Inc. 7.00%*	1,415	1,055,281

FINANCE-INVESTMENT BANKER/BROKER — 0.0%
Lehman Brothers Holdings, Inc. Class D, 5.67%	30,000	330

REAL ESTATE INVESTMENT TRUSTS — 0.1%
ProLogis, Inc. Series C, 8.54%	20,000	1,121,000

TOTAL PREFERRED STOCK (cost $3,360,512)		2,176,611

Warrants†— 0.1%

AUTO-CARS/LIGHT TRUCKS — 0.1%
General Motors Co.
Expires 07/10/16 (Strike price $10.00)	14,915	252,809
General Motors Co.
Expires 07/10/19 (Strike price $18.33)	14,915	175,997

TOTAL WARRANTS (cost $1,825,617)		428,806

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $889,380,898)		950,459,548

Short-Term Investment Securities — 1.3%

Time Deposits — 1.3%
Euro Time Deposit with State Street Bank & Trust Co. 0.01 % due 11/01/11 (cost $13,449,000)	13,449,000	13,449,000

TOTAL INVESTMENTS (cost $902,829,898) (4)	95.4%	963,908,548
Other assets less liabilities	4.6	46,674,300

NET ASSETS	100.0%	$1,010,582,848

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $201,081,868 representing 19.9% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

†	Non-income producing security

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Collateralized Mortgage Obligation

(3)	Illiquid security. At October 31, 2011, the aggregate value of these securities was $3,155,129 representing 0.3% of net assets.

(4)	See Note 4 for cost of investments on a tax basis.

(5)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2011, the Corporate Bond Portfolio held the following restricted securities:

Name	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
CVC Claims Ligitation Trust
Membership Interest Certificates	5/19/2006	5	$50,370	$0	$0.00	0.00%
Digicel, Ltd.
8.88% due 01/15/15	2/22/2007	$100,000	100,000
	2/20/2008	300,000	261,000
	4/2/2008	400,000	336,000
	4/14/2008	75,000	62,531
	12/5/2008	550,000	302,500
	12/11/2008	825,000	499,125

		2,250,000	1,561,156	2,266,875	100.75	0.22
Digicel, Ltd.
10.50% due 04/15/18	3/16/2010	75,000	75,000	77,250	103.00	0.01
Digicel, Ltd.
12.00% due 04/01/14	3/6/2009	125,000	117,928
	6/2/2009	150,000	147,750

		275,000	265,678	308,688	112.25	0.03
General Motors Corp.
7.20% due 01/15/11	4/21/2011	1,000,000	0	7,500	0.01	0.00
General Motors Corp.
7.40% due 09/01/25	4/21/2011	2,800,000	0	21,000	0.01	0.00
General Motors Corp.
9.45% due 11/01/11	4/21/2011	250,000	0	1,875	0.01	0.00
HRP Myrtle Beach Operations LLC
7.38% due 04/01/12	3/23/2006	225,000	225,000
	10/29/2007	100,000	99,852
	1/2/2008	150,000	149,010

		475,000	473,862	0	0.00	0.00

				$2,683,188		0.26%

(6)	Income may be received in cash or additional bonds at the discretion of the issuer.

(7)	Bond in default

(8)	Company has filed for Chapter 11 bankruptcy protection.

(9)	Perpetual maturity - maturity date reflects the next call date.

STRIPS	— Separate trading of Registered Insterest and Principal of Securities
FRS	— Floating Rate Security
VRS	— Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at October 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Asset Backed Securities	$—	$—	$7,444	$7,444
U.S. Corporate Bonds & Notes	—	786,073,004	44,769	786,117,773
Foreign Corporate Bonds & Notes	—	151,963,204	—	151,963,204
Foreign Government Agencies	—	8,833,533	—	8,833,533
U.S. Government Agencies	—	508,056	—	508,056
Common Stock	424,121	—	—	424,121
Membership Interest Certificates	—	—	0	0
Preferred Stock	1,121,330	1,055,281	—	2,176,611
Warrants	428,806	—	—	428,806
Short-Term Investment Securities:
Time Deposits	—	13,449,000	—	13,449,000

Total	$1,974,257	$961,882,078	$52,213	$963,908,548

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

	Asset Backed Securities	U.S. Corporate Bonds & Notes	Membership Interest Certificates
Balance as of 1/31/2011	$8,020	$9,588	$0
Accrued discounts	—	2,024	—
Accrued premiums	—	—	—
Realized gain	29	—	—
Realized loss	—	—	—
Change in unrealized appreciation(1)	—	35,440	—
Change in unrealized depreciation(1)	(107)	(2,023)	—
Net purchases	—	—	—
Net sales	(498)	(285)	—
Transfers into Level 3(2)	—	25	—
Transfers out of Level 3(2)	—	—	—

Balance as of 10/31/2011	$7,444	$44,769	$0

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2011 includes:

Asset Backed Securities	U.S. Corporate Bonds & Notes	Membership Interest Certificates
$(107)	$33,417	$—

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

GLOBAL BOND PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Asset Backed Securities — 7.2%		Principal Amount**	Value (Note 1)

UNITED KINGDOM — 2.5%
Arkle Master Issuer PLC FRS Series 2010-2X, Class 2A 3.04% due 05/17/60(1)	EUR	500,000	$692,580
Arran Residential Mtg. Funding PLC FRS Series 2011-1A, Class A1B 2.74% due 11/19/47*(1)	EUR	372,545	514,753
Granite Mortgages PLC FRS Series 2004-2, Class 3A 1.24% due 06/20/44(1)	GBP	587,297	903,237
Granite Mortgages PLC FRS Series 2004-3, Class 3A1 1.28% due 09/20/44(1)	GBP	572,116	885,409
Pendeford Master Issuer PLC FRS Series 2007-1X, Class 4A 1.68% due 05/12/37(1)	EUR	700,000	965,160
Permanent Master Issuer PLC FRS Series 2006-1, Class 6A1 1.09% due 04/15/20(1)	GBP	200,000	315,476
Permanent Master Issuer PLC FRS Series 2011-1A, Class 1A3 2.87% due 07/15/42*(1)	EUR	1,500,000	2,070,172
Silverstone Master Issuer PLC FRS Series 2010-1A, Class A2 3.08% due 01/21/55*(1)(2)	EUR	900,000	1,246,259

			7,593,046

UNITED STATES — 4.7%
American Home Mtg. Assets FRS Series 2007-1, Class A1 0.93% due 02/25/47(1)		1,280,970	574,550
American Home Mtg. Investment Trust FRS Series 2004-3, Class 1A 0.61% due 10/25/34(1)		4,601	4,205
CIT Mtg. Loan Trust FRS Series 2007-1, Class 2A1 1.24% due 10/25/37*(2)		84,344	80,725
CIT Mtg. Loan Trust FRS Series 2007-1, Class 2A2 1.49% due 10/25/37*(2)		300,000	226,227
CIT Mtg. Loan Trust FRS Series 2007-1, Class 2A3 1.69% due 10/25/37*(2)		400,000	163,082
Countrywide Alternative Loan Trust FRS Series 2006-OA1, Class 2A1 0.45% due 03/20/46(1)		1,067,749	548,971
Countrywide Alternative Loan Trust FRS Series 2005-82, Class A1 0.51% due 02/25/36(1)		1,174,383	612,282
Countrywide Alternative Loan Trust FRS Series 2007-0A11, Class A1A 1.61% due 11/25/47(1)		862,081	461,652
Countrywide Alternative Loan Trust Series 2005 46CB Class A8 5.50% due 10/25/35(1)		481,221	451,471
Countrywide Alternative Loan Trust Series 2007 15CB Class A5 5.75% due 07/25/37(1)		1,270,547	854,182
FHLMC Multifamily Structured Pass Through Certs. Series K703, Class A2 2.70% due 05/25/18(1)		1,000,000	1,015,682
FHLMC Multifamily Structured Pass Through Certificates VRS Series K011 Class A2 4.08% due 11/25/20(1)		2,800,000	3,021,882
GCO Education Loan Funding Trust FRS GCOE 2006-1 A10L 0.50% due 02/27/28		100,000	85,217
GCO Education Loan Funding Trust FRS GCOE 2006-1 A11L 0.54% due 05/25/36		300,000	246,867
HSBC Home Equity Loan Trust FRS Series 2007-3, Class APT 1.44% due 11/20/36		730,666	651,060
Lehman XS Trust FRS Series 2007-7N Class 1A2 0.48% due 06/25/47(1)		1,438,654	646,330
NCUA Guaranteed Notes Series 2010-C1, Class A2 2.90% due 10/29/20(1)		1,000,000	1,043,784
Residential Accredit Loans, Inc. Series 2005-QS13 Class 2A3 5.75% due 09/25/35(1)		291,710	215,472
Sequoia Mtg. Trust FRS Series 2004-10, Class A3A 0.93% due 11/20/34(1)		137,226	116,296
SLM Student Loan Trust FRS Series 2003-10A, Class A1A 1.72% due 12/15/16*(2)		650,000	649,797
SLM Student Loan Trust FRS Series 2003-10A, Class A1B 1.75% due 12/15/16*(2)		950,000	949,703
Structured Adjustable Rate Mtg. Loan Trust FRS Series 2007-10, Class 1A1 6.00% due 11/25/37(1)		770,329	326,848
Washington Mutual Alternative Mtg. Pass-Through Certificates FRS Series 2007-OA2 Class 2A 0.93% due 01/25/47(1)		630,148	254,544
Washington Mutual Alternative Mtg. Pass-Through Certificates FRS Series-AR5 Class 4A 1.22% due 06/25/46(1)		1,737,789	645,794
Wells Fargo Alternative Loan Trust VRS Series 2007-PA6, Class A1 6.02% due 12/28/37(1)		1,128,671	704,492

			14,551,115

TOTAL ASSET BACKED SECURITIES (cost $27,599,009)			22,144,161

Corporate Bonds & Notes — 39.6%

AUSTRALIA — 0.4%
Rio Tinto Finance USA, Ltd. Company Guar. Notes 4.13% due 05/20/21		1,200,000	1,279,989

CANADA — 3.5%
Bank of Nova Scotia Notes 2.15% due 08/03/16*		1,600,000	1,617,337
Bank of Nova Scotia Bonds 5.75% due 01/28/14	AUD	1,200,000	1,288,009
Caisse Centrale Desjardins du Quebec Bonds 2.55% due 03/24/16*		750,000	779,950
Canadian Imperial Bank of Commerce Bonds 0.90% due 09/19/14*		1,800,000	1,784,918
Canadian Imperial Bank of Commerce Notes 2.75% due 01/27/16*		500,000	519,307
Canadian Imperial Bank of Commerce Senior Notes 5.75% due 12/19/13	AUD	800,000	858,159
Toronto-Dominion Bank Bonds 0.88% due 09/12/14*		1,700,000	1,683,172
Toronto-Dominion Bank Bonds 1.63% due 09/14/16*		2,100,000	2,062,698

			10,593,550

CAYMAN ISLANDS — 0.1%
Petrobras International Finance Co. Company Guar. Notes 5.38% due 01/27/21		300,000	313,170
Petrobras International Finance Co. Company Guar. Notes 5.75% due 01/20/20		90,000	96,656

			409,826

FRANCE — 1.1%
Cie de Financement Foncier Company Guar. Notes 2.13% due 04/22/13		1,400,000	1,397,540
Danone Notes 2.50% due 09/29/16	EUR	600,000	844,619
HSBC Covered Bonds Notes 3.38% due 01/20/17	EUR	700,000	994,514

			3,236,673

GERMANY — 14.7%
FMS Wertmanagement Government Guar. Notes 2.25% due 07/14/14	EUR	4,100,000	5,783,099
FMS Wertmanagement Government Guar. Notes 3.00% due 09/08/21	EUR	1,100,000	1,540,828
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 1.35% due 01/20/14	JPY	700,000,000	9,181,147
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 2.00% due 09/07/16	EUR	7,000,000	9,764,278
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 2.05% due 02/16/26	JPY	731,000,000	10,003,265
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 2.60% due 06/20/37	JPY	255,000,000	3,688,282
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 2.63% due 08/16/19	EUR	2,900,000	4,084,372
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 5.00% due 12/01/20	SEK	2,000,000	350,274
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 6.00% due 08/20/20	AUD	800,000	874,731

			45,270,276

ITALY — 0.1%
Intesa Sanpaolo SpA Senior Notes 6.50% due 02/24/21*(2)		400,000	369,082

JAPAN — 4.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd. Senior Notes 2.60% due 01/22/13*		1,250,000	1,266,660
Japan Finance Organization for Municipalities Government Guar. Bonds 1.90% due 06/22/18	JPY	860,000,000	11,896,359

			13,163,019

LUXEMBOURG — 0.6%
ArcelorMittal Senior Notes 9.85% due 06/01/19		253,000	300,145
Gazprom Via Gaz Capital SA Senior Notes 9.25% due 04/23/19		710,000	879,548
Schlumberger Investment SA Company Guar. Notes 1.95% due 09/14/16*		400,000	401,292
TNK-BP Finance SA Company Guar. Notes 6.63% due 03/20/17		126,000	135,135
TNK-BP Finance SA Company Guar. Notes 7.50% due 07/18/16		159,000	175,695

			1,891,815

MEXICO — 0.1%
Petroleos Mexicanos Company Guar. Notes 5.50% due 01/21/21		360,000	384,300

NETHERLANDS — 1.3%
E.ON International Finance BV Company Guar. Notes 5.50% due 01/19/16	EUR	1,050,000	1,632,232
ING Bank NV Notes 2.50% due 01/14/16*		1,510,000	1,517,171
ING Bank NV Senior Notes 3.88% due 05/24/16	EUR	500,000	695,598

			3,845,001

NORWAY — 4.9%
DnB NOR Boligkreditt AS Bond 2.10% due 10/14/15*		1,200,000	1,212,035
DnB NOR Boligkreditt AS Notes 2.75% due 04/20/15	EUR	200,000	282,206
DnB NOR Boligkreditt AS Bonds 2.90% due 03/29/16*		3,600,000	3,741,159
DnB NOR Boligkreditt AS Bonds 3.38% due 01/20/17	EUR	700,000	1,005,541
DnB NOR Boligkreditt AS Bonds 4.13% due 02/01/13	EUR	600,000	855,355
Nordea Eiendomskreditt AS Notes 1.88% due 04/07/14*		1,700,000	1,732,497
Schlumberger Norge AS Company Guar. Notes 3.00% due 03/18/13		1,150,000	1,180,568
Sparebank 1 Boligkreditt AS Covered Bonds 1.25% due 10/25/13*		2,200,000	2,200,169
Sparebank 1 Boligkreditt AS Covered Bonds 2.50% due 06/23/15	EUR	200,000	279,482
Sparebank 1 Boligkreditt AS Covered Bonds 2.63% due 05/27/16*		2,300,000	2,339,045
Sparebank 1 Boligkreditt AS Covered Bonds 5.00% due 09/10/13	EUR	200,000	292,754

			15,120,811

SOUTH AFRICA — 0.3%
Transnet SOC, Ltd. Senior Notes 4.50% due 02/10/16*		700,000	732,881

SWEDEN — 0.8%
Swedbank Hypotek AB FRS Bonds 0.81% due 03/28/14*		590,000	589,816
Swedish Covered Bond Notes 3.00% due 02/03/15	EUR	800,000	1,140,105
Vattenfall AB Senior Notes 6.75% due 01/31/19	EUR	400,000	679,733

			2,409,654

SWITZERLAND — 0.7%
Credit Suisse AG Senior Notes 2.88% due 09/24/15	EUR	200,000	272,215
Credit Suisse AG Senior Notes 3.88% due 01/25/17	EUR	400,000	555,560
UBS AG Bonds 3.88% due 12/02/19	EUR	500,000	735,725
UBS AG Senior Notes 4.88% due 08/04/20		650,000	667,668

			2,231,168

UNITED KINGDOM — 1.7%
Abbey National Treasury Services PLC Bonds 3.38% due 06/08/15	EUR	600,000	832,555
Bank of Scotland PLC Bonds 5.25% due 02/21/17		800,000	854,910
BP Capital Markets PLC Company Guar. Notes 4.50% due 10/01/20		700,000	768,629
HSBC Bank PLC Senior Notes 1.63% due 08/12/13*(2)		2,050,000	2,036,422
Royal Bank of Scotland PLC Senior Notes 4.88% due 08/25/14*		750,000	764,903

			5,257,419

UNITED STATES — 5.0%
American Express Credit Corp. Senior Notes 2.80% due 09/19/16		800,000	812,418
Archer-Daniels-Midland Co. Senior Notes 4.48% due 03/01/21		750,000	851,072
AT&T Inc. Senior Notes 4.45% due 05/15/21		750,000	815,248
AT&T, Inc. Senior Notes 6.70% due 11/15/13		650,000	722,125

Caterpillar Financial Services Corp. Senior Notes 2.05% due 08/01/16		750,000	758,823
Citigroup, Inc. Senior Notes 4.75% due 05/19/15		650,000	676,632
ConocoPhillips Senior Notes 5.75% due 02/01/19		504,000	606,164
Eli Lilly & Co. Senior Notes 3.55% due 03/06/12		600,000	606,159
Health Care REIT, Inc. Senior Notes 5.38% due 08/10/20	EUR	250,000	325,422
International Business Machines Corp. Senior Notes 6.63% due 01/30/14	EUR	400,000	611,894
John Deere Capital Corp. FRS Senior Notes 0.79% due 10/04/13		700,000	702,635
JPMorgan Chase & Co. Senior Notes 4.35% due 08/15/21		400,000	400,132
JPMorgan Chase & Co. Senior Notes 4.40% due 07/22/20		350,000	354,409
MassMutual Global Funding II Senior Notes 2.30% due 09/28/15*(2)		400,000	402,081
MassMutual Global Funding II Senior Sec. Notes 2.88% due 04/21/14*(2)		300,000	309,371
McDonald's Corp. Senior Notes 3.63% due 05/20/21		750,000	809,675
Morgan Stanley Senior Notes 6.00% due 05/13/14		600,000	623,345
Morgan Stanley Senior Notes 6.63% due 04/01/18		442,000	460,664
NBC Universal Media LLC Senior Notes 4.38% due 04/01/21		600,000	638,057
New York Life Global Funding Notes 4.50% due 01/17/13	GBP	68,000	112,651
Texas Instruments, Inc. Senior Notes 2.38% due 05/16/16		1,500,000	1,551,331
Walt Disney Co. Senior Notes 3.75% due 06/01/21		800,000	865,214
WM Covered Bond Program Sec. Notes 4.00% due 09/27/16	EUR	850,000	1,219,611

			15,235,133

TOTAL CORPORATE BONDS & NOTES (cost $110,776,863)			121,430,597

Government Agencies — 32.5%

BELGIUM — 2.2%
Kingdom of Belgium Bonds 3.50% due 03/28/15	EUR	840,000	1,167,422
Kingdom of Belgium Bonds 3.50% due 06/28/17	EUR	2,200,000	2,974,317
Kingdom of Belgium Bonds 3.75% due 09/28/20	EUR	245,000	326,223
Kingdom of Belgium Bonds 4.00% due 03/28/14	EUR	1,010,000	1,431,357
Kingdom of Belgium Bonds 4.25% due 09/28/21	EUR	525,000	719,781

			6,619,100

CANADA — 2.0%
Government of Canada Bonds 2.50% due 06/01/15(3)	CAD	2,460,000	2,568,124
Government of Canada Bonds 3.50% due 06/01/13	CAD	1,940,000	2,022,641
Government of Canada Bonds 5.75% due 06/01/29	CAD	1,000,000	1,406,200

			5,996,965

COLOMBIA — 0.2%
Republic of Colombia Bonds 4.38% due 07/12/21		720,000	752,400

DENMARK — 0.8%
Kingdom of Denmark Bonds 4.00% due 11/15/17	DKK	7,600,000	1,604,420
Kingdom of Denmark Bonds 6.00% due 11/15/11	DKK	5,000,000	931,407

			2,535,827

FINLAND — 2.0%
Government of Finland Senior Notes 3.13% due 09/15/14	EUR	2,550,000	3,743,140

Government of Finland Senior Bonds 4.38% due 07/04/19	EUR	1,560,000	2,480,480

			6,223,620

GERMANY — 3.7%
Federal Republic of Germany Bonds 4.25% due 07/04/39	EUR	1,130,000	1,982,621
Federal Republic of Germany Bonds 4.75% due 07/04/40	EUR	510,000	970,172
Federal Republic of Germany Bonds 5.50% due 01/04/31	EUR	2,340,000	4,472,971
Federal Republic of Germany Bonds 5.63% due 01/04/28	EUR	2,090,000	3,974,817

			11,400,581

ITALY — 2.4%
Republic of Italy Bonds 4.75% due 02/01/13	EUR	1,650,000	2,275,411
Republic of Italy Bonds 4.75% due 09/15/16	EUR	2,630,000	3,473,922
Republic of Italy Senior Notes 5.00% due 08/01/39	EUR	940,000	1,025,871
Republic of Italy Bonds 5.75% due 02/01/33	EUR	453,000	558,430

			7,333,634

JAPAN — 11.3%
Government of Japan Bonds 1.60% due 06/20/14	JPY	1,000,000,000	13,266,718
Government of Japan Senior Bonds 1.70% due 12/20/16	JPY	142,000,000	1,936,104
Government of Japan Bonds 1.90% due 03/20/24	JPY	450,000,000	6,148,360
Government of Japan Bonds 2.00% due 12/20/25	JPY	70,000,000	957,669
Government of Japan Bonds 2.10% due 12/20/26	JPY	35,000,000	480,887
Government of Japan Senior Bonds 2.10% due 09/20/29	JPY	100,000,000	1,359,277
Government of Japan Bonds 2.10% due 12/20/29	JPY	340,000,000	4,616,407
Government of Japan Bonds 2.30% due 03/20/39	JPY	245,000,000	3,371,564
Government of Japan Ten Year Bond Senior Bonds 1.90% due 06/20/16	JPY	188,900,000	2,587,466

			34,724,452

MALAYSIA — 0.5%
Federation of Malaysia Bonds 3.43% due 08/15/14	MYR	4,350,000	1,428,035

MEXICO — 0.5%
United Mexican States Bonds 9.00% due 06/20/13	MXN	11,058,800	887,117
United Mexican States Bonds 10.00% due 12/05/24	MXN	7,224,800	710,948

			1,598,065

NETHERLANDS — 2.3%
Government of Netherlands Bonds 2.75% due 01/15/15	EUR	1,150,000	1,669,179
Government of Netherlands Bonds 3.25% due 07/15/15	EUR	1,750,000	2,593,642
Government of Netherlands Bonds 4.00% due 07/15/19	EUR	630,000	983,775
Government of Netherlands Bonds 4.25% due 07/15/13	EUR	1,200,000	1,759,153

			7,005,749

QATAR — 0.3%
State of Qatar Bonds 5.25% due 01/20/20		900,000	996,750

SOUTH AFRICA — 1.1%
Republic of South Africa Bonds 6.75% due 03/31/21	ZAR	7,445,000	871,524
Republic of South Africa Bonds 7.25% due 01/15/20	ZAR	1,100,000	132,831
Republic of South Africa Bonds 10.50% due 12/21/26	ZAR	14,920,000	2,237,765

			3,242,120

SPAIN — 1.0%
Kingdom of Spain Bonds 3.25% due 04/30/16	EUR	1,450,000	1,895,349

Kingdom of Spain Bonds 5.50% due 04/30/21	EUR	905,000	1,244,384

			3,139,733

SWEDEN — 0.1%
Kingdom of Sweden Bonds 6.75% due 05/05/14	SEK	2,300,000	399,954

UNITED STATES — 2.9%
Federal National Mtg. Assoc. 3.00% due December TBA		1,000,000	1,020,625
Federal National Mtg. Assoc. 3.00% due January TBA		5,000,000	5,083,594
Federal National Mtg. Assoc. 3.38% due 11/01/20		495,526	514,570
Federal National Mtg. Assoc. 3.42% due 10/01/20		396,517	412,928
Federal National Mtg. Assoc. 3.63% due 12/01/20		297,469	313,510
Federal National Mtg. Assoc. 3.75% due 03/01/18		1,000,000	1,071,018
Federal National Mtg. Assoc. 3.84% due 05/01/18		530,000	568,967

			8,985,212

TOTAL GOVERNMENT AGENCIES (cost $91,124,010)			102,382,197

Government Treasuries — 8.1%

ITALY — 2.8%
Republic of Italy Bonds 3.75% due 03/01/21	EUR	650,000	758,828
Republic of Italy Bonds 4.00% due 02/01/37	EUR	920,000	892,630
Republic of Italy Bonds 4.25% due 10/15/12	EUR	1,240,000	1,705,322
Republic of Italy Bonds 4.25% due 02/01/15	EUR	1,030,000	1,370,055
Republic of Italy Bonds 4.50% due 02/01/18	EUR	800,000	1,020,573
Republic of Italy Bonds 4.75% due 09/01/21	EUR	310,000	389,201
Republic of Italy Bonds 5.00% due 08/01/34	EUR	890,000	988,741
Republic of Italy Bonds 5.00% due 09/01/40	EUR	430,000	467,960
Republic of Italy Bonds 6.00% due 05/01/31	EUR	850,000	1,078,784

			8,672,094

UNITED KINGDOM — 5.0%
United Kingdom Gilt Treasury Bonds 2.00% due 01/22/16	GBP	3,230,000	5,372,903
United Kingdom Gilt Treasury Bonds 2.75% due 01/22/15	GBP	1,040,000	1,772,650
United Kingdom Gilt Treasury Bonds 4.00% due 03/07/22	GBP	400,000	730,771
United Kingdom Gilt Treasury Bonds 4.25% due 03/07/36	GBP	210,000	388,950
United Kingdom Gilt Treasury Bonds 4.25% due 12/07/40	GBP	1,165,000	2,161,490
United Kingdom Gilt Treasury Bonds 4.50% due 03/07/13	GBP	630,000	1,066,959
United Kingdom Gilt Treasury Bonds 4.50% due 09/07/34	GBP	1,530,000	2,926,521
United Kingdom Gilt Treasury Bonds 5.25% due 06/07/12	GBP	50,000	82,673
United Kingdom Inflation Linked Gilt Treasury Bonds 0.50% due 03/22/50(5)	GBP	154,892	264,716
United Kingdom Inflation Linked Gilt Treasury Bonds 1.25% due 11/22/55(5)	GBP	307,042	676,805

			15,444,438

UNITED STATES — 0.3%
United States Treasury Bonds 4.50% due 08/15/39		700,000	873,032

TOTAL GOVERNMENT TREASURIES (cost $25,560,993)			24,989,564

Foreign Debt Obligations — 5.5%

SUPRANATIONAL — 5.5%
Asian Development Bank Senior Notes 2.35% due 06/21/27	JPY	40,000,000	563,166
European Investment Bank Senior Notes 2.13% due 01/15/14	EUR	2,400,000	3,379,016
European Investment Bank Senior Notes 2.88% due 07/15/16	EUR	4,600,000	6,586,841
European Investment Bank Senior Notes 5.00% due 12/01/20	SEK	2,950,000	514,368

European Union Notes 2.75% due 06/03/16	EUR	900,000	1,283,316
European Union Senior Bonds 2.75% due 09/21/21	EUR	2,400,000	3,259,530
Inter-American Development Bank Notes 7.00% due 06/15/25		850,000	1,191,938

TOTAL FOREIGN DEBT OBLIGATIONS (cost $16,341,084)			16,778,175

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $271,401,959)			287,724,694

Short-Term Investment Securities — 3.9%

FOREIGN GOVERNMENT TREASURIES — 1.3%
Bank Negara Malaysia Monetary Notes 2.90% due 12/06/11	MYR	5,375,000	1,747,174
Bank Negara Malaysia Monetary Notes 2.90% due 12/13/11	MYR	2,450,000	795,930

			2,543,104

United Mexican States 4.44% due 01/12/12	MXN	18,650,000	1,387,212

			3,930,316

TIME DEPOSITS — 2.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/11		8,144,000	8,144,000

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $20,010,075)			12,074,316

TOTAL INVESTMENTS — (cost $291,412,034)(4)		97.6%	299,799,010
Other assets less liabilities		2.4	7,491,917

NET ASSETS —		100.0%	$307,290,927

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $33,962,684 representing 11.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	In United States Dollars unless otherwise indicated.

(1)	Collateralized Mortgage Obligation

(2)	Illiquid security. At October 31, 2011, the aggregate value of these securities was $6,621,635 representing 2.2% of net assets.

(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(4)	See Note 4 for cost of investments on a tax basis.

(5)	Principal amount of security is adjusted for inflation.

TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at October 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of October 31, 2011	Unrealized Appreciation (Depreciation)
235	Short	Australian 3 Year Bond	December 2011	$70,324,022	$70,049,455	$274,567
12	Short	Euro-BOBL	December 2011	2,048,286	2,047,678	608
16	Long	Euro-Bund	December 2011	3,084,842	3,023,257	(61,585)
35	Short	Euro-Shatz	December 2011	5,360,588	5,355,091	5,497
47	Short	90 Day Euro Dollar	December 2011	11,692,320	11,690,663	1,657
11	Short	Japanese 10 Year Bond	December 2011	20,136,264	20,040,521	95,743
30	Long	Life Long Gilt	December 2011	6,178,921	6,214,608	35,687
11	Short	U.S. Treasury 2 Year Note	December 2011	2,422,388	2,423,094	(706)
479	Long	U.S. Treasury 5 Year Note	December 2011	58,732,662	58,729,891	(2,771)
91	Long	U.S. Treasury 10 Year Note	December 2011	11,785,815	11,744,688	(41,127)
24	Short	U.S. Treasury Long Bond	December 2011	3,318,148	3,336,750	(18,602)
72	Long	U.S. Treasury Ultra Long Bond	December 2011	11,015,408	10,971,000	(44,408)

						$244,560

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Bank of America N.A.	EUR	418,000	AUD	565,106	12/21/2011	$13,900	$—
	EUR	297,000	SEK	2,729,623	12/21/2011	6,939	—
	NOK	2,145,000	SEK	2,543,867	12/21/2011	5,085	—
	USD	465,149	AUD	461,000	12/21/2011	17,835	—
	USD	809,000	CAD	826,733	12/21/2011	19,481	—

						63,240	—

Barclays Bank PLC	GBP	984,000	USD	1,538,471	12/21/2011	—	(42,886)
	MXN	5,383,000	USD	400,268	11/29/2011	—	(2,679)
	USD	30,700,779	JPY	2,358,510,586	11/9/2011	—	(529,271)

						—	(574,836)

Citibank N.A.	AUD	779,000	USD	798,105	12/21/2011	—	(18,043)
	EUR	952,000	JPY	99,021,328	12/21/2011	—	(48,967)
	EUR	582,000	USD	810,807	12/21/2011	5,818	—
	GBP	506,000	USD	807,308	12/21/2011	—	(5,870)
	JPY	225,428,536	USD	2,929,000	12/21/2011	42,802	—
	NZD	484,381	AUD	372,000	12/21/2011	—	(668)
	USD	1,441,000	CAD	1,418,002	12/21/2011	—	(20,001)
	USD	1,342,232	EUR	1,009,000	12/21/2011	53,359	—
	USD	404,237	GBP	259,000	12/21/2011	11,994	—
	USD	1,556,000	JPY	122,535,000	12/21/2011	12,835	—

						126,808	(93,549)

Credit Suisse London Branch	AUD	61,116	USD	63,001	12/8/2011	—	(1,129)
	AUD	384,000	USD	400,481	12/21/2011	—	(1,830)
	CHF	599,142	USD	672,000	12/21/2011	—	(11,108)
	EUR	287,000	CAD	400,580	12/21/2011	4,465	—
	EUR	416,000	CHF	514,684	12/21/2011	11,426	—
	EUR	556,000	USD	763,015	12/21/2011	—	(6,012)
	JPY	43,373,900	USD	568,000	12/21/2011	12,677	—
	NOK	1,570,000	SEK	1,854,798	12/21/2011	2,628	—
	USD	2,471,144	GBP	1,566,782	11/17/2011	47,709	—
	USD	410,149	CAD	406,868	12/21/2011	—	(2,421)
	USD	796,000	CHF	719,425	12/21/2011	24,248	—
	USD	1,841,636	EUR	1,345,315	12/21/2011	19,127	—

						122,280	(22,500)

Deutsche Bank AG London	AUD	1,612,153	EUR	1,177,000	12/21/2011	—	(61,070)
	CAD	783,239	AUD	744,000	12/21/2011	—	(5,415)
	CHF	827,671	EUR	688,000	12/21/2011	7,938	—
	DKK	3,840,923	USD	695,341	11/22/2011	—	(18,685)
	EUR	2,105,375	USD	2,925,768	11/21/2011	13,121	—
	EUR	595,000	GBP	518,072	12/21/2011	9,608	—
	EUR	196,110	JPY	21,277,925	12/21/2011	1,177	—
	EUR	908,000	NOK	7,100,361	12/21/2011	15,949	—
	EUR	585,000	NZD	978,132	12/21/2011	—	(20,773)
	EUR	2,304,358	USD	3,147,404	12/21/2011	—	(39,855)
	JPY	47,449,138	USD	609,000	12/21/2011	1,501	—
	MXN	5,124,944	USD	383,989	11/29/2011	359	—
	NZD	1,046,872	EUR	602,000	12/21/2011	—	(11,118)
	NZD	2,656,647	USD	2,160,405	12/21/2011	19,170	—
	USD	978,837	EUR	691,435	11/21/2011	—	(22,282)
	USD	1,145,428	AUD	1,139,000	12/21/2011	47,887	—
	USD	1,467,635	EUR	1,064,315	12/21/2011	4,464	—
	USD	1,765,042	NZD	2,225,000	12/21/2011	28,289	—

						149,463	(179,198)

HSBC Bank PLC	EUR	28,871,343	USD	39,362,323	11/21/2011	—	(579,273)
	EUR	139,000	AUD	185,641	12/21/2011	2,237	—
	EUR	590,000	NOK	4,609,851	12/21/2011	9,679	—
	EUR	149,000	SEK	1,363,617	12/21/2011	2,595	—
	NOK	18,111,693	EUR	2,320,000	12/21/2011	—	(35,341)
	NOK	3,233,132	GBP	363,000	12/21/2011	4,236	—
	SEK	5,355,383	EUR	594,000	12/21/2011	2,016	—
	SEK	15,018,053	USD	2,341,723	12/21/2011	43,407	—
	USD	248,664	SEK	1,590,159	11/14/2011	—	(4,837)
	USD	254,086	EUR	187,315	12/21/2011	4,997	—
	USD	1,813,000	SEK	12,219,071	12/21/2011	56,968	—
	ZAR	26,133,004	USD	3,262,751	12/15/2011	—	(9,481)

						126,135	(628,932)

JPMorgan Chase Bank N.A.	AUD	374,595	EUR	276,000	12/21/2011	—	(10,711)
	AUD	375,000	NZD	480,720	12/21/2011	—	(5,426)
	CAD	801,625	USD	807,000	12/21/2011	3,680	—
	EUR	278,000	NOK	2,193,392	12/21/2011	8,375	—
	EUR	2,057,000	USD	2,767,514	12/21/2011	—	(77,612)
	JPY	47,559,246	USD	609,000	12/21/2011	91	—
	NZD	3,114,000	USD	2,439,940	12/21/2011	—	(69,918)
	USD	621,857	EUR	443,721	11/21/2011	—	(7,999)
	USD	763,000	CAD	785,364	12/21/2011	24,024	—
	USD	2,109,863	EUR	1,516,949	12/21/2011	—	(11,704)
	USD	1,133,000	JPY	86,880,139	12/21/2011	—	(20,660)
	USD	2,961,116	NZD	3,641,000	12/21/2011	—	(26,501)

						36,170	(230,531)

Morgan Stanley and Co. International	GBP	398,052	USD	635,330	12/21/2011	—	(4,367)

Royal Bank of Canada	AUD	835,000	USD	805,796	12/21/2011	—	(69,022)
	CAD	805,333	EUR	592,000	12/21/2011	11,785	—
	CAD	2,643,525	USD	2,563,000	12/21/2011	—	(86,113)
	EUR	561,000	CAD	788,569	12/21/2011	14,292	—
	EUR	582,000	USD	809,338	12/21/2011	4,348	—
	JPY	350,089,079	USD	4,550,098	11/9/2011	71,545	—
	USD	1,050,399	JPY	79,529,892	11/9/2011	—	(33,004)
	USD	117,509	MXN	1,576,924	11/29/2011	532	—
	USD	804,000	CAD	820,049	12/21/2011	17,783	—

						120,285	(188,139)

Royal Bank of Scotland PLC	AUD	1,123,000	USD	1,157,978	12/21/2011	—	(18,574)
	EUR	296,000	SEK	2,693,363	12/21/2011	2,773	—
	USD	406,116	EUR	290,000	12/21/2011	—	(5,004)
	USD	808,563	GBP	519,000	12/21/2011	25,506	—
	USD	800,647	NZD	984,000	12/21/2011	—	(7,552)
	USD	403,000	SEK	2,796,387	12/21/2011	24,950	—

						53,229	(31,130)

State Street Bank London	AUD	1,339,000	USD	1,286,471	12/21/2011	—	(116,381)
	CAD	829,182	EUR	601,000	12/21/2011	335	—
	CAD	422,818	USD	405,000	12/21/2011	—	(18,712)
	EUR	286,000	AUD	397,078	12/21/2011	20,435	—
	EUR	225,997	NOK	1,710,571	12/21/2011	—	(6,182)
	GBP	390,408	EUR	454,000	12/21/2011	534	—
	GBP	339,000	USD	534,274	12/21/2011	—	(10,523)
	NOK	4,722,998	EUR	603,000	12/21/2011	—	(11,965)
	NOK	2,143,000	SEK	2,536,476	12/21/2011	4,312	—
	USD	305,242	AUD	292,000	12/21/2011	682	—

						26,298	(163,763)

UBS AG London	AUD	1,127,000	CAD	1,165,343	12/21/2011	—	(12,937)
	CHF	549,976	EUR	454,000	12/21/2011	895	—
	CHF	458,260	USD	585,000	12/21/2011	62,518	—
	EUR	1,123,000	CHF	1,365,826	12/21/2011	3,970	—
	EUR	853,000	USD	1,178,195	12/21/2011	—	(1,626)
	SEK	5,147,040	NOK	4,397,000	12/21/2011	—	(80)
	USD	812,639	GBP	529,000	12/21/2011	37,501	—

						104,884	(14,643)

Westpac Banking Corp.	NZD	530,000	USD	402,429	12/21/2011	—	(24,747)
	USD	2,762,538	AUD	2,660,548	12/21/2011	24,883	—

						24,883	(24,747)

						$953,675	$(2,156,335)

AUD — Australian Dollar

CAD — Canada Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro Dollar

GBP — British Pound

JPY — Japanese Yen

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

ZAR — South African Rand

Interest Rate Swap Contracts #

				Rates Exchanged
Swap Counterparty	Notional Amount (000’s)		Termination Date	Payments Received by the Portfolio	Payments Made by the Portfolio	Upfront Payments Made (Received) by the Portfolio	Gross Unrealized Appreciation
Barclays Bank PLC	USD	$7,280	10/14/2019	2.943%	3 month LIBOR	$—	$21,373
	USD	2,980	10/14/2029	3 month LIBOR	3.318%	—	14,045
Citibank, N.A.	EUR	2,280	11/5/2015	2.096%	6 month EURO	—	37,046
	EUR	5,660	10/4/2018	2.623%	6 month EURO	—	7,954
	EUR	3,080	10/4/2023	6 month EURO	2.983%	—	6,732
	EUR	725	12/21/2041	3.750%	6 month EURO	18,738	163,040
Credit Suisse International	GBP	375	2/8/2016	3.168%	6 month BP	—	37,745
	GBP	350	2/15/2016	3.210%	6 month BP	—	36,272
	GBP	690	2/16/2016	3.201%	6 month BP	—	71,108
	GBP	770	2/18/2016	3.124%	6 month BP	—	75,420
	EUR	2,125	7/19/2016	2.531%	6 month EURO	—	80,682
	USD	50	12/21/2016	2.500%	3 month LIBOR	316	2,420
	JPY	1,117,000	12/21/2016	0.750%	6 month JYOR	80,500	103,491
	EUR	3,100	9/30/2023	6 month EURO	2.844%	—	55,877
	USD	500	12/21/2041	4.250%	3 month LIBOR	14,050	113,769
Deutsche Bank AG	EUR	13,100	9/16/2014	6 month EURO	1.700%	—	9,969
	EUR	16,775	7/15/2016	2.982%	6 month EURO	—	528,711
	EUR	2,000	9/16/2020	6 month EURO	2.700%	—	14,767
JPMorgan Chase Bank, N.A.	EUR	8,800	9/30/2016	2.355%	6 month EURO	—	26,796
Royal Bank of Canada	EUR	3,440	11/8/2015	2.118%	6 month EURO	—	59,836
	EUR	2,475	7/15/2016	2.571%	6 month EURO	—	100,229
	EUR	2,875	7/18/2016	2.574%	6 month EURO	—	116,854
UBS AG	EUR	5,100	8/28/2016	2.518%	6 month EURO	—	57,138

							$1,741,274

				Rates Exchanged
Swap Counterparty	Notional Amount (000’s)		Termination Date	Payments Received by the Portfolio	Payments Made by the Portfolio	Upfront Payments Made (Received) by the Portfolio	Gross Unrealized (Depreciation)
Citibank, N.A.	EUR	8,275	12/21/2016	6 month EURO	3.250%	$(152,423)	$(520,648)
Credit Suisse International	EUR	1,550	12/21/2013	6 month EURO	2.750%	(10,173)	(43,537)
	CAD	2,425	7/15/2016	3 month CDOR	2.374%	—	(82,756)
	EUR	5,720	9/30/2018	2.504%	6 month EURO	—	(32,865)
Deutsche Bank AG	EUR	24,525	7/15/2014	6 month EURO	2.516%	—	(274,749)
	NZD	2,080	2/18/2016	3 month ZDOR	4.700%	—	(59,374)
	NZD	1,700	2/22/2016	3 month ZDOR	4.683%	—	(47,499)
	EUR	8,900	9/16/2016	2.210%	6 month EURO	—	(16,458)
	EUR	3,875	7/15/2020	6 month EURO	3.453%	—	(237,696)
JPMorgan Chase Bank, N.A.	EUR	13,000	9/30/2014	6 month EURO	1.870%	—	(15,629)
	EUR	2,000	9/30/2020	6 month EURO	2.816%	—	(3,222)
Morgan Stanley & Co. International PLC	GBP	6,575	12/21/2016	6 month BP	3.000%	(51,390)	(524,745)
Royal Bank of Canada	CAD	2,580	11/3/2015	3 month CDOR	2.140%	—	(64,360)
	CAD	3,910	11/4/2015	3 month CDOR	2.115%	—	(93,662)
	CAD	2,875	7/13/2016	3 month CDOR	2.370%	—	(97,651)
	CAD	3,275	7/14/2016	3 month CDOR	2.350%	—	(108,230)
UBS AG	EUR	7,460	8/28/2014	6 month EURO	1.940%	—	(20,847)
	NZD	750	2/11/2016	3 month ZDOR	4.635%	—	(19,911)
	EUR	1,160	8/28/2020	6 month EURO	3.070%	—	(29,712)

							$(2,293,551)

Total						$(100,382)	$(552,277)

Credit Default Swaps on Credit Indicies — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Termination Date	Counterparty	Implied Credit Spread at October 31, 2011(2)	Notional Amount(3)	Value at October 31, 2011(4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment
Grade Index	(1.000)%	6/20/2014	Bank of America, N.A.	0.8450%	$15,000,000	$(52,644)	$(143,923)	$91,279
CDX North American Investment
Grade Index	(1.000)%	6/20/2014	Deutsche Bank AG	0.8450%	1,000,000	(3,509)	(10,169)	6,660
CDX North American Investment
Grade Index	(1.000)%	6/20/2014	Morgan Stanley & Co. International PLC	0.8450%	14,000,000	(49,135)	(125,253)	76,118

						$(105,288)	$(279,345)	$174,057

Credit Default Swaps on Credit Indicies — Sell Protection (5)

Reference Obligation	Fixed Deal Receive Rate	Termination Date	Counterparty	Implied Credit Spread at October 31, 2011(2)	Notional Amount(3)	Value at October 31, 2011(4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment
Grade Index	1.000%	6/20/2016	Bank of America, N.A.	1.1550%	$6,500,000	$(45,029)	$8,576	$(53,605)
CDX North American Investment
Grade Index	1.000%	6/20/2016	Deutsche Bank AG	1.1550%	800,000	(5,542)	2,240	(7,782)
CDX North American Investment
Grade Index	1.000%	6/20/2016	Morgan Stanley & Co. International PLC	1.1550%	11,200,000	(77,588)	14,127	(91,715)

						$(128,159)	$24,943	$(153,102)

# Illiquid security

(1) If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3) The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements on asset—backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

BP — British Pound Offered Rate
CDOR — Canadian Dollar Offered Rate
EURO — Euro Offered Rate
JYOR — Japanese Yen Offered Rate
LIBOR — London Interbank Offered Rate
ZDOR — New Zealand Dollar Offered Rate

Industry Allocation*
Sovereign	39.7%
Banks-Special Purpose	14.8
Banks-Commercial	9.7
Diversified Financial Services	7.6
Sovereign Agency	3.9
Federal National Mtg. Assoc.	2.9
Time Deposits	2.6
Winding-Up Agency	2.4
SupraNational Banks	1.9
Banks-Mortgage	1.7
Foreign Government Treasuries	1.3
Diversified Banking Institutions	1.0
Oil Companies-Integrated	0.6
Electric-Integrated	0.6
Banks-Money Center	0.5
Oil-Field Services	0.5
Electronic Components-Semiconductors	0.5
Telephone-Integrated	0.5
Multimedia	0.5
Metal-Diversified	0.4
Finance-Other Services	0.3
Oil Companies-Exploration & Production	0.3
United States Treasury Bonds	0.3
Agricultural Operations	0.3
Food-Misc.	0.3
Finance-Credit Card	0.3
Retail-Restaurants	0.3
Finance-Commercial	0.3
Transport-Services	0.3
Special Purpose Entities	0.2
Finance-Consumer Loans	0.2
Electric-Distribution	0.2
Computers	0.2
Medical-Drugs	0.2
Real Estate Investment Trusts	0.1
Steel-Producers	0.1
Finance-Investment Banker/Broker	0.1

97.6%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Asset Backed Securities	$—	$22,144,161	$—	$22,144,161
Corporate Bonds & Notes	—	121,430,597	—	121,430,597
Government Agencies	—	102,382,197	—	102,382,197
Government Treasuries	—	24,989,564	—	24,989,564
Foreign Debt Obligations	—	16,778,175	—	16,778,175
Short-Term Investment Securities:
Foreign Government Treasuries	—	3,930,316	—	3,930,316
Time Deposits	—	8,144,000	—	8,144,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	413,759	—	—	413,759
Open Forward Foreign Currency Contracts-Appreciation	—	953,675	—	953,675
Interest Rate Swap Contracts-Appreciation	—	1,741,274	—	1,741,274
Credit Default Swaps on Credit Indices-Buy Protection Appreciation	—	174,057	—	174,057

Total	$413,759	$302,668,016	$—	$303,081,775

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts-Depreciation	169,199	—	—	169,199
Open Forward Foreign Currency Contracts-Depreciation	—	2,156,335	—	2,156,335
Interest Rate Swap Contracts-Depreciation	—	2,293,551	—	2,293,551
Credit Default Swaps on Credit Indices-Sell Protection Depreciation	—	153,102	—	153,102

Total	$169,199	$4,602,988	$—	$4,772,187

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

HIGH-YIELD BOND PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

U.S. Corporate Bonds & Notes — 82.7%	Shares/ Principal Amount	Value (Note 1)

ADVANCED MATERIALS — 0.5%
Polymer Group, Inc. Senior Sec. Notes 7.75% due 02/01/19*	$1,225,000	$1,270,937

ADVERTISING SERVICES — 0.8%
Checkout Holding Corp. Senior Notes zero coupon due 11/15/15*	1,505,000	790,125
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	1,350,000	1,309,500

		2,099,625

AEROSPACE/DEFENSE-EQUIPMENT — 0.3%
BE Aerospace, Inc. Senior Notes 6.88% due 10/01/20	780,000	840,450

AIRLINES — 0.7%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	479,395	393,104
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	1,397,000	1,480,820

		1,873,924

APPLICATIONS SOFTWARE — 0.1%
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	252,000	253,260

AUTO-CARS/LIGHT TRUCKS — 1.0%
Chrysler Group LLC/CG Co-Issuer, Inc. Senior Sec. Notes 8.25% due 06/15/21*	2,975,000	2,722,125

AUTO-HEAVY DUTY TRUCKS — 0.6%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21	1,425,000	1,549,687

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.5%
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	1,380,000	1,449,000

AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT — 0.0%
Exide Corp. Escrow Notes 10.00% due 03/15/25(1)(3)†	1,975,000	0

BANKS-COMMERCIAL — 0.7%
CIT Group, Inc. Sec. Notes 7.00% due 05/01/17	2,000,000	2,000,000

BANKS-MONEY CENTER — 0.4%
Dresdner Funding Trust I Jr. Sub. Bonds 8.15% due 06/30/31*	1,320,000	1,029,600

BROADCAST SERVICES/PROGRAM — 0.6%
Fisher Communications, Inc. Company Guar. Notes 8.63% due 09/15/14	91,000	91,000
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. Sec. Notes 8.88% due 04/15/17	1,551,000	1,574,265

		1,665,265

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.6%
Building Materials Corp. of America Senior Notes 6.75% due 05/01/21*	1,525,000	1,582,187

BUILDING PRODUCTS-CEMENT — 0.4%
Cemex Finance LLC Senior Sec. Notes 9.50% due 12/14/16	1,375,000	1,209,284

BUILDING-HEAVY CONSTRUCTION — 0.4%
New Enterprise Stone & Lime Co. Company Guar. Notes 11.00% due 09/01/18	1,358,000	1,147,510

BUILDING-RESIDENTIAL/COMMERCIAL — 0.8%
Beazer Homes USA, Inc. Company Guar. Notes 9.13% due 05/15/19	1,000,000	710,000
KB Home Company Guar. Notes 9.10% due 09/15/17	875,000	800,625
Standard Pacific Corp. Sec. Notes 8.38% due 05/15/18	825,000	796,125

		2,306,750

CABLE/SATELLITE TV — 2.2%
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 6.50% due 04/30/21	2,225,000	2,225,000
CSC Holdings LLC Senior Notes 7.88% due 02/15/18	1,000,000	1,097,500
Echostar DBS Corp. Company Guar. Notes 7.75% due 05/31/15	1,250,000	1,343,750
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	1,350,000	1,532,250

		6,198,500

CAPACITORS — 0.5%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	1,250,000	1,325,000

CASINO HOTELS — 2.3%
CityCenter Holdings LLC/CityCenter Finance Corp. Sec. Notes 10.75% due 01/15/17*(7)	1,873,660	1,929,870
Downstream Development Authority of the Quapaw Tribe of Oklahoma Senior Sec. Notes 10.50% due 07/01/19*	1,740,000	1,670,400
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	2,570,000	2,749,900
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17	145,000	164,575

		6,514,745

CASINO SERVICES — 0.3%
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*(18)	1,095,000	714,488

CELLULAR TELECOM — 3.2%
Cricket Communications, Inc. Senior Sec. Notes 7.75% due 05/15/16	1,802,000	1,869,575
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	7,390,000	7,057,450

		8,927,025

CHEMICALS-PLASTICS — 0.9%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Senior Sec. Notes 8.88% due 02/01/18	2,505,000	2,473,687

COAL — 2.9%
Alpha Natural Resources, Inc. Company Guar. Notes 6.00% due 06/01/19	1,800,000	1,795,500
Consol Energy, Inc. Company Guar. Notes 8.00% due 04/01/17	375,000	410,625
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20	290,000	317,550
Foresight Energy LLC/Foresight Energy Corp. Company Guar. Notes 9.63% due 08/15/17*	1,625,000	1,641,250
James River Coal Co. Company Guar. Notes 7.88% due 04/01/19	1,445,000	1,228,250
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	1,642,000	1,592,740
SunCoke Energy, Inc. Company Guar. Notes 7.63% due 08/01/19*	1,220,000	1,232,200

		8,218,115

COMMERCIAL SERVICES — 0.8%
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	2,790,000	2,371,500

COMPUTER GRAPHICS — 0.6%
Eagle Parent, Inc. Senior Notes 8.63% due 05/01/19*	1,710,000	1,598,850

COMPUTER SERVICES — 0.6%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,535,000	1,550,350

CONSULTING SERVICES — 0.6%
FTI Consulting, Inc. Company Guar. Notes 6.75% due 10/01/20	1,750,000	1,767,500

CONSUMER PRODUCTS-MISC. — 0.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Sec. Notes 7.88% due 08/15/19*	1,625,000	1,698,125

CONTAINERS-METAL/GLASS — 1.4%
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	1,456,000	1,587,040
Crown Americas LLC/Crown Americas Capital Corp. III Senior Notes 6.25% due 02/01/21*	1,150,000	1,207,500
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/26	1,130,000	1,186,500

		3,981,040

CONTAINERS-PAPER/PLASTIC — 1.2%
Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17	850,000	928,625
Packaging Dynamics Corp. Senior Sec. Notes 8.75% due 02/01/16*	1,625,000	1,649,375
Sealed Air Corp. Senior Notes 8.13% due 09/15/19*	785,000	851,725

		3,429,725

COSMETICS & TOILETRIES — 0.4%
Revlon Consumer Products Corp. Sec. Notes 9.75% due 11/15/15	930,000	997,425

DATA PROCESSING/MANAGEMENT — 0.6%
Audatex North America, Inc. Company Guar. Notes 6.75% due 06/15/18*	1,530,000	1,552,950

DIALYSIS CENTERS — 0.6%
DaVita, Inc. Company Guar. Notes 6.63% due 11/01/20	1,560,000	1,571,700

DISTRIBUTION/WHOLESALE — 0.6%
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16	1,605,000	1,637,100

DIVERSIFIED BANKING INSTITUTIONS — 1.4%
Bank of America Corp. FRS Jr. Sub. Notes 8.13% due 05/15/18(5)	1,727,000	1,606,922
GMAC LLC Sub. Notes 8.00% due 12/31/18	2,275,000	2,229,500

		3,836,422

DIVERSIFIED MANUFACTURING OPERATIONS — 0.2%
Harland Clarke Holdings Corp. Company Guar. Notes 9.50% due 05/15/15	762,000	563,880

ELECTRIC-GENERATION — 1.8%
AES Corp. Senior Notes 8.00% due 10/15/17	1,945,000	2,134,637
Edison Mission Energy Senior Notes 7.63% due 05/15/27	1,890,000	1,181,250
Homer City Funding LLC Senior Sec. Notes 8.14% due 10/01/19	424,560	360,876
Midwest Generation LLC Pass Through Certs., Series B 8.56% due 01/02/16	367,180	374,524
Reliant Energy Mid-Atlantic Power Holdings LLC Pass Through Certs., Series B 9.24% due 07/02/17	866,833	866,833

		4,918,120

ELECTRIC-INTEGRATED — 0.6%
Mirant Mid-Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	463,260	477,158
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09†(1)(3)	4,750,000	0
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. Senior Sec. Notes 11.50% due 10/01/20*	1,525,000	1,311,500

		1,788,658

ELECTRONIC COMPONENTS-MISC. — 0.7%
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	1,005,000	1,120,575
Jabil Circuit, Inc. Senior Notes 8.25% due 03/15/18	800,000	928,000

		2,048,575

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.4%
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	385,000	416,763
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	663,000	727,642

		1,144,405

FINANCE-AUTO LOANS — 1.0%
General Motors Financial Co., Inc. Company Guar. Notes 6.75% due 06/01/18*	2,775,000	2,800,400

FINANCE-INVESTMENT BANKER/BROKER — 0.4%
Oppenheimer Holdings, Inc. Senior Sec. Notes 8.75% due 04/15/18	1,250,000	1,218,750

FINANCE-OTHER SERVICES — 0.6%
SquareTwo Financial Corp. Sec. Notes 11.63% due 04/01/17	1,770,000	1,725,750

FINANCIAL GUARANTEE INSURANCE — 1.2%
Assured Guaranty Municipal Holdings, Inc. FRS Company Guar. Notes 6.40% due 12/15/66*	4,825,000	3,401,625

FIREARMS & AMMUNITION — 0.5%
FGI Operating Co, Inc. Senior Sec. Notes 10.25% due 08/01/15	1,192,000	1,263,520

FOOD-CANNED — 0.5%
Blue Merger Sub, Inc. Company Guar. Notes 7.63% due 02/15/19*	1,575,000	1,496,250

FOOD-MEAT PRODUCTS — 0.4%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14	1,000,000	1,162,500

FOOD-RETAIL — 0.4%
Ingles Markets, Inc. Senior Notes 8.88% due 05/15/17	1,000,000	1,072,500

FUNERAL SERVICES & RELATED ITEMS — 0.9%
Carriage Services, Inc. Company Guar. Notes 7.88% due 01/15/15	2,395,000	2,409,969

GAMBLING (NON-HOTEL) — 0.2%
Waterford Gaming LLC Senior Notes 8.63% due 09/15/14*	1,235,570	617,785

GAS-TRANSPORTATION — 0.7%
Sabine Pass LNG LP Senior Sec. Notes 7.25% due 11/30/13	1,925,000	1,925,000

HOME FURNISHINGS — 0.5%
Norcraft Cos. LP/Norcraft Finance Corp. Sec. Notes 10.50% due 12/15/15	1,380,000	1,331,700

INDEPENDENT POWER PRODUCERS — 1.9%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	1,225,000	1,313,812
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(1)(3)	5,150,000	0
GenOn Energy, Inc. Senior Notes 9.50% due 10/15/18	1,100,000	1,160,500
NGC Corp. Capital Trust I Company Guar. Notes 8.32% due 06/01/27†(18)(19)	1,475,000	295,000
NRG Energy, Inc. Company Guar. Notes 7.63% due 01/15/18*	1,950,000	1,974,375
NRG Energy, Inc. Company Guar. Notes 8.25% due 09/01/20	410,000	424,350

		5,168,037

INSURANCE-MULTI-LINE — 0.8%
Hartford Financial Services Group, Inc. FRS Jr. Sub. Debentures 8.13% due 06/15/68	2,125,000	2,156,875

INSURANCE-MUTUAL — 0.5%
Liberty Mutual Group, Inc. FRS Company Guar. Notes 10.75% due 06/15/88*	1,140,000	1,385,100

INVESTMENT COMPANIES — 0.3%
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	807,000	879,630

MACHINERY-FARMING — 0.4%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17	1,025,000	1,155,688

MARINE SERVICES — 0.8%
Great Lakes Dredge & Dock Corp. Company Guar. Notes 7.38% due 02/01/19	2,348,000	2,265,820

MEDICAL INSTRUMENTS — 0.8%
Accellent, Inc. Senior Sec. Notes 8.38% due 02/01/17	2,185,000	2,228,700

MEDICAL PRODUCTS — 0.6%
Universal Hospital Services, Inc. Sec. Notes 8.50% due 06/01/15(7)	1,500,000	1,545,000

MEDICAL-DRUGS — 0.5%
Endo Pharmaceuticals Holdings, Inc. Company Guar. Notes 7.00% due 07/15/19*	1,200,000	1,296,000

MEDICAL-GENERIC DRUGS — 0.6%
Mylan, Inc. Company Guar. Notes 6.00% due 11/15/18*	1,500,000	1,575,000

MEDICAL-HMO — 0.7%
Multiplan, Inc. Company Guar. Notes 9.88% due 09/01/18*	1,800,000	1,854,000

MEDICAL-HOSPITALS — 3.1%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17*	1,100,000	1,133,000
HCA, Inc. Senior Notes 7.50% due 11/15/95	2,058,000	1,666,980
HCA, Inc. Senior Sec. Notes 8.50% due 04/15/19	1,900,000	2,090,000
IASIS Healthcare LLC/IASIS Capital Corp. Senior Notes 8.38% due 05/15/19*	950,000	878,750
Select Medical Corp. Company Guar. Notes 7.63% due 02/01/15	1,444,000	1,342,920
Tenet Healthcare Corp. Senior Sec. Notes 10.00% due 05/01/18	1,400,000	1,606,500

		8,718,150

MOTION PICTURES & SERVICES — 0.2%
NAI Entertainment Holdings LLC Senior Sec. Notes 8.25% due 12/15/17*	625,000	657,813

MRI/MEDICAL DIAGNOSTIC IMAGING — 0.6%
Radnet Management, Inc. Company Guar. Notes 10.38% due 04/01/18	1,925,000	1,732,500

MULTIMEDIA — 0.0%
Haights Cross Operating Co. FRS Bonds 16.00% due 03/15/14†(1)(3)(10)	475,504	59,438

MUSIC — 0.7%
WMG Acquisition Corp. Senior Sec. Notes 9.50% due 06/15/16	1,975,000	2,093,500

NON-FERROUS METALS — 0.0%
Renco Metals, Inc. Bonds 11.50% due 07/01/03†(1)(3)(8)(9)	600,000	0

NON-HAZARDOUS WASTE DISPOSAL — 0.3%
Casella Waste Systems, Inc. Senior Sec. Notes 11.00% due 07/15/14	875,000	945,000

OFFICE AUTOMATION & EQUIPMENT — 0.0%
CDW LLC/CDW Finance Corp. Company Guar. Notes 11.00% due 10/12/15	55,000	56,650

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.9%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. Company Guar. Notes 9.63% due 10/15/18	1,135,000	1,055,550
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.63% due 10/15/18	1,175,000	1,192,625
Chaparral Energy, Inc. Company Guar. Notes 8.25% due 09/01/21	1,395,000	1,419,412
Chesapeake Energy Corp. Company Guar. Notes 6.63% due 08/15/20	2,476,000	2,683,365
Denbury Resources, Inc. Company Guar. Notes 6.38% due 08/15/21	592,000	609,760
Encore Acquisition Co. Company Guar. Notes 9.50% due 05/01/16	600,000	664,500
EV Energy Partners LP/EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/19*	790,000	786,050
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.63% due 04/15/21*	680,000	717,400
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.75% due 11/01/15*	1,010,000	1,036,159
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21	400,000	427,000
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 8.63% due 04/15/20	1,040,000	1,146,600
Milagro Oil & Gas Sec. Notes 10.50% due 05/15/16*	1,070,000	727,600
Pioneer Natural Resources Co. Senior Notes 7.50% due 01/15/20	811,000	918,238
Plains Exploration & Production Co. Company Guar. Notes 7.63% due 04/01/20	400,000	432,000
Plains Exploration & Production Co. Company Guar. Notes 10.00% due 03/01/16	650,000	721,500
QEP Resources, Inc. Senior Notes 6.88% due 03/01/21	975,000	1,053,000
SandRidge Energy, Inc. Company Guar. Notes 7.50% due 03/15/21*	745,000	718,925

		16,309,684

OIL FIELD MACHINERY & EQUIPMENT — 0.1%
Dresser-Rand Group, Inc. Company Guar. Notes 6.50% due 05/01/21*	355,000	359,438

OIL REFINING & MARKETING — 0.3%
Western Refining, Inc. Senior Sec. Notes 11.25% due 06/15/17*	810,000	895,050

OIL-FIELD SERVICES — 1.0%
Exterran Holdings, Inc. Company Guar. Notes 7.25% due 12/01/18*	1,420,000	1,363,200
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	506,000	531,300
Oil States International, Inc. Company Guar. Notes 6.50% due 06/01/19	800,000	838,000

		2,732,500

PAPER & RELATED PRODUCTS — 1.5%
Longview Fibre Paper & Packaging, Inc. Senior Sec. Notes 8.00% due 06/01/16*	1,303,000	1,322,545
Westvaco Corp. Company Guar. Notes 8.20% due 01/15/30	2,713,000	2,990,901

		4,313,446

PIPELINES — 2.4%
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	445,000	465,025
Energy Transfer Equity LP Senior Sec. Notes 7.50% due 10/15/20	1,425,000	1,539,000
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 7.88% due 12/15/18*	1,515,000	1,469,550
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.50% due 08/15/21	855,000	882,787

MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.75% due 11/01/20	475,000	498,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 8.75% due 04/15/18	255,000	286,875
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 6.88% due 12/01/18	850,000	896,750
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	775,000	786,625

		6,825,362

PRINTING-COMMERCIAL — 0.4%
Valassis Communications, Inc. Company Guar. Notes 6.63% due 02/01/21	1,075,000	1,021,250

PRIVATE CORRECTIONS — 0.4%
Geo Group, Inc. Company Guar. Notes 6.63% due 02/15/21	1,200,000	1,194,000

PUBLISHING-NEWSPAPERS — 0.6%
McClatchy Co. Senior Sec. Notes 11.50% due 02/15/17	1,770,000	1,747,875

REAL ESTATE INVESTMENT TRUSTS — 1.0%
DuPont Fabros Technology LP Company Guar. Notes 8.50% due 12/15/17	645,000	690,150
Sabra Health Care LP/Sabra Capital Corp. Company Guar. Notes 8.13% due 11/01/18	2,050,000	2,019,250

		2,709,400

REAL ESTATE MANAGEMENT/SERVICES — 0.9%
Kennedy-Wilson, Inc. Company Guar. Notes 8.75% due 04/01/19*	2,440,000	2,391,200

REAL ESTATE OPERATIONS & DEVELOPMENT — 0.6%
First Industrial LP Senior Notes 5.75% due 01/15/16	1,825,000	1,765,456

RECYCLING — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(1)(3)	3,385,000	339

RENTAL AUTO/EQUIPMENT — 2.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 9.63% due 03/15/18	1,650,000	1,724,250
B-Corp Merger Sub, Inc. Senior Notes 8.25% due 06/01/19*	1,270,000	1,200,150
RSC Equipment Rental, Inc./RSC Holdings III LLC Company Guar. Notes 8.25% due 02/01/21	2,250,000	2,283,750
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	1,125,000	1,167,187

		6,375,337

RETAIL-APPAREL/SHOE — 0.4%
Limited Brands, Inc. Company Guar. Notes 6.63% due 04/01/21	615,000	645,750
Limited Brands, Inc. Company Guar. Notes 8.50% due 06/15/19	416,000	484,640

		1,130,390

RETAIL-DRUG STORE — 0.6%
Rite Aid Corp. Senior Sec. Notes 8.00% due 08/15/20	1,475,000	1,620,656

RETAIL-PROPANE DISTRIBUTION — 0.3%
Inergy LP/Inergy Finance Corp. Company Guar. Notes 6.88% due 08/01/21	670,000	654,925
Inergy LP/Inergy Finance Corp. Company Guar. Notes 7.00% due 10/01/18	323,000	324,615

		979,540

RETAIL-RESTAURANTS — 0.8%
Dave & Buster’s, Inc. Company Guar. Notes 11.00% due 06/01/18	1,265,000	1,328,250
Landry’s Restaurants, Inc. Sec. Notes 11.63% due 12/01/15	775,000	821,500

		2,149,750

RETAIL-TOY STORES — 0.8%
Toys R Us Property Co. II LLC Senior Sec. Notes 8.50% due 12/01/17	2,000,000	2,112,500

RUBBER/PLASTIC PRODUCTS — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/07†(1)(3)(8)(9)	750,000	0

SEISMIC DATA COLLECTION — 0.3%
Geokinetics Holdings USA, Inc. Senior Sec. Notes 9.75% due 12/15/14	1,025,000	758,500

SPECIFIED PURPOSE ACQUISITIONS — 0.5%
Kinetics Concepts, Inc. Sec. Notes 10.50% due 11/01/18*	1,325,000	1,339,906

STEEL-PRODUCERS — 1.3%
JMC Steel Group Senior Notes 8.25% due 03/15/18*	1,150,000	1,138,500
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	1,254,000	1,279,080
Steel Dynamics, Inc. Company Guar. Notes 7.75% due 04/15/16	1,100,000	1,157,750

		3,575,330

STORAGE/WAREHOUSING — 0.3%
Mobile Mini, Inc. Company Guar. Notes 7.88% due 12/01/20	804,000	804,000

TELECOM SERVICES — 1.3%
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.18% due 12/15/23	450,000	355,500
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.20% due 11/29/23	1,850,000	1,461,500
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	1,700,000	1,836,000

		3,653,000

TELEPHONE-INTEGRATED — 1.3%
Cincinnati Bell, Inc. Company Guar. Notes 8.25% due 10/15/17	675,000	680,063
Frontier Communications Corp. Senior Notes 8.13% due 10/01/18	2,775,000	2,962,312

		3,642,375

TELEVISION — 0.2%
Local TV Finance LLC Senior Notes 9.25% due 06/15/15*(7)	597,304	555,493

THEATERS — 0.5%
Cinemark USA, Inc. Company Guar. Notes 7.38% due 06/15/21	1,040,000	1,037,400
Regal Cinemas Corp. Company Guar. Notes 8.63% due 07/15/19	440,000	470,800

		1,508,200

THERAPEUTICS — 1.2%
Warner Chilcott Corp. Company Guar. Notes 7.75% due 09/15/18	3,220,000	3,356,850

TRANSPORT-AIR FREIGHT — 0.1%
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class B 9.06% due 01/02/14	340,587	306,528

TRANSPORT-SERVICES — 0.4%
Bristow Group, Inc. Company Guar. Notes 7.50% due 09/15/17	1,050,000	1,092,000

WEB HOSTING/DESIGN — 0.8%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	1,965,000	2,141,850

WIRE & CABLE PRODUCTS — 0.3%
Coleman Cable, Inc. Company Guar. Notes 9.00% due 02/15/18	775,000	767,250

TOTAL U.S. CORPORATE BONDS & NOTES (cost $236,397,578)		230,160,594

Foreign Corporate Bonds & Notes — 9.9%

AUTO-CARS/LIGHT TRUCKS — 0.6%
Jaguar Land Rover PLC Company Guar. Notes 8.13% due 05/15/21*	1,800,000	1,773,000

BANKS-COMMERCIAL — 0.6%
LBG Capital No.1 PLC FRS Bank Guar. Notes 8.00% due 06/15/20*(5)	2,130,000	1,746,600

CELLULAR TELECOM — 0.6%
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC Sec. Notes 7.75% due 02/02/21*	1,650,000	1,584,000

CHEMICALS-DIVERSIFIED — 0.6%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	1,590,000	1,576,088

CHEMICALS-PLASTICS — 0.5%
Montell Finance Co. BV Company Guar. Notes 8.10% due 03/15/27*	1,285,000	1,464,900

COMPUTERS-MEMORY DEVICES — 0.6%
Seagate HDD Cayman Company Guar. Notes 7.75% due 12/15/18*	1,725,000	1,802,625

DIVERSIFIED BANKING INSTITUTIONS — 0.5%
Royal Bank of Scotland Group PLC FRS Jr. Sub. Notes 7.65% due 10/05/17(5)	1,880,000	1,320,700

DIVERSIFIED MANUFACTURING OPERATIONS — 0.5%
Bombardier, Inc. Senior Notes 7.50% due 03/15/18*	1,250,000	1,362,500

DIVERSIFIED MINERALS — 0.9%
FMG Resources August 2006 Pty, Ltd. Company Guar. Notes 7.00% due 11/01/15*	2,450,000	2,450,000

FINANCE-OTHER SERVICES — 0.6%
UPCB Finance III, Ltd. Senior Sec. Notes 6.63% due 07/01/20*	1,650,000	1,641,750

INDEPENDENT POWER PRODUCERS — 0.0%
AES Drax Energy, Ltd. Sec. Notes 11.50% due 08/30/10†(1)(3)(9)(11)	4,590,000	0

INSURANCE-MULTI-LINE — 0.6%
Catlin Insurance Co., Ltd. FRS Jr. Sub. Notes 7.25% due 01/19/17*(5)	1,967,000	1,750,630

METAL PROCESSORS & FABRICATION — 0.0%
International Utility Structures Escrow Notes 10.75% due 02/01/08†(1)(3)	3,329,000	0

PAPER & RELATED PRODUCTS — 0.8%
PE Paper Escrow GmbH Senior Sec. Notes 12.00% due 08/01/14*	525,000	553,875
Sappi Papier Holding GmbH Senior Sec. Notes 6.63% due 04/15/21*	1,775,000	1,615,250

		2,169,125

SATELLITE TELECOM — 1.4%
Intelsat Jackson Holdings SA Company Guar. Notes 7.25% due 04/01/19*	1,675,000	1,683,375
Intelsat Jackson Holdings SA Company Guar. Notes 11.25% due 06/15/16	2,050,000	2,162,750

		3,846,125

SEMICONDUCTOR EQUIPMENT — 0.5%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. Company Guar. Notes 10.50% due 04/15/18	1,350,000	1,380,375

SPECIAL PURPOSE ENTITY — 0.0%
Hellas Telecommunications Luxembourg II FRS Sub. Notes 6.03% due 01/15/15†*(1)(10)(11)	1,210,000	12

TELECOM SERVICES — 0.3%
Wind Acquisition Finance SA Senior Sec. Notes 7.25% due 02/15/18*	850,000	820,250

TRANSPORT-MARINE — 0.3%
CMA CGM SA Senior Notes 8.50% due 04/15/17*	1,725,000	767,625

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $35,311,617)		27,456,305

Loans(12)(13) — 0.3%

BEVERAGES-NON-ALCOHOLIC — 0.1%
Le-Natures, Inc. BTL 7.00% due 03/01/11†(1)(2)(4)(9)	1,200,000	186,000

BUILDING-RESIDENTIAL/COMMERCIAL — 0.0%
TOUSA, Inc. BTL 12.25% due 08/15/13(1)(4)(6)	1,651,385	70,184

MEDICAL-DRUGS — 0.2%
Triax Pharmaceuticals LLC BTL 16.50% due 8/30/11†(1)(3)(4)(9)(14)	1,669,715	631,319

TOTAL LOANS (cost $4,507,120)		887,503

Common Stock — 0.0%

CASINO SERVICES — 0.0%
Capital Gaming International, Inc.†(1)(3)	103	0

GAMBLING (NON-HOTEL) — 0.0%
Shreveport Gaming Holdings, Inc.†(1)(3)(4)	17,578	4,702

MEDICAL-DRUGS — 0.0%
Triax Pharmaceuticals LLC†(1)(3)(4)(15)	128,418	642

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.0%
Critical Care Systems International, Inc.†(1)(3)(4)	70,165	1,754

TOTAL COMMON STOCK (cost $381,607)		7,098

Preferred Stock — 0.8%

DIVERSIFIED BANKING INSTITUTIONS — 0.8%
Ally Financial, Inc. 7.00%*	3,132	2,335,787

MEDICAL-DRUGS — 0.0%
Triax Pharmaceuticals LLC, Class C†(1)(3)(4)	39,177	196

TOTAL PREFERRED STOCK (cost $2,740,905)		2,335,983

Warrants† — 0.1%

PUBLISHING-PERIODICALS — 0.0%
Reader’s Digest Association, Inc. Expires 02/19/14(1)(3)	6,261	0

TELEVISION — 0.1%
Ion Media Networks, Inc. Expires 12/18/16 (strike price $687.50)(1)(3)	408	51,000
Ion Media Networks, Inc. Expires 12/18/16 (strike price $500.00)(1)(3)	408	91,800

TOTAL WARRANTS (cost $6,483)		142,800

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $279,345,310)		260,990,283

Repurchase Agreement — 4.1%

State Street Bank and Trust Co. Joint Repurchase Agreement(16) (cost $11,543,000)	11,543,000	11,543,000

TOTAL INVESTMENTS (cost $290,888,310)(17)	97.9%	272,533,283
Other assets less liabilities	2.1	5,830,849

NET ASSETS	100.0%	$278,364,132

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $92,905,305 representing 33.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Illiquid security. At October 31, 2011, the aggregate value of these securities was $1,097,386 representing 0.4% of net assets.

(2)	Company has filed for Chapter 11 bankruptcy protection.

(3)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(4)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2011, the High-Yield Bond Portfolio held the following restricted securities:

Name	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Critical Care Systems International, Inc.
Common Stock	06/26/06	70,165	$583,324	$1,754	$0.02	0.00%

Le-Natures, Inc.
7.00% due 03/01/11
Loan Agreement	09/26/06	$1,200,000	1,200,000	186,000	15.50	0.07

Shreveport Gaming Holdings, Inc.
Common Stock	07/21/05	2,402	55,294
	07/29/05	15,176	349,393

		17,578	404,687	4,702	0.27	0.00

TOUSA, Inc.
12.25% due 08/15/13
Loan Agreement	10/11/07	1,022,829	931,684
	01/29/08	11,293	14,571
	03/14/08	10,700	14,171
	04/09/08	26,285	26,285
	06/30/08	37,503	37,503
	10/07/08	39,014	39,014
	01/15/09	37,728	37,728
	03/31/09	35,804	35,804
	06/30/09	37,295	37,295
	09/30/09	38,857	38,857
	12/30/09	40,056	40,056
	03/31/10	40,396	40,396
	07/06/10	42,078	42,078
	09/30/10	43,840	43,840
	12/31/10	45,194	45,194
	03/30/11	45,576	45,576
	06/30/11	47,475	47,475
	09/30/11	49,462	49,462

		1,651,385	1,566,989	70,184	4.25	0.03

Triax Pharmaceuticals LLC
16.50% due 08/30/11
Loan Agreement	08/31/07	1,500,000	1,393,239
	10/31/07	3,875	22,599
	01/24/08	11,404	11,404
	04/16/08	11,239	11,239
	07/01/08	11,449	11,449
	10/01/08	11,534	11,534
	1/05/09	11,751	11,751
	4/01/09	11,579	11,579
	07/01/09	11,796	11,796
	10/07/09	11,885	11,885
	04/28/10	48,437	48,437
	01/01/11	12,611	12,611
	04/01/11	12,155	12,155

		1,669,715	1,581,678	631,319	37.81	0.23

Triax Pharmaceuticals LLC
Common Stock	08/31/07	128,418	53,936	642	0.00	0.00

Triax Pharmaceuticals LLC Class C
Preferred Stock	08/31/07	39,177	78,353	196	0.01	0.00

				$894,797		0.33%

(5)	Perpetual maturity — maturity date reflects the next call date.

(6)	PIK (“Payment-in-Kind”) security. Bond, preferred stock or loan that pays interest/dividends in the form of additional bonds, preferred stocks or loans.

(7)	Income may be received in cash or additional bonds at the discretion of the issuer.

(8)	Company has filed for Chapter 7 bankruptcy protection.

(9)	Security is in default and did not pay principal at maturity.

(10)	Security in default

(11)	Company has filed for bankruptcy protection in country of issuance.

(12)	The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(13)	Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(14)	A portion of the interest is paid in the form of additional bonds/loans.

(15)	Consists of more than one type of securities traded together as a unit.

(16)	See Note 2 for details of Joint Repurchase Agreements.

(17)	See Note 4 for cost of investments on a tax basis.

(18)	Subsequent to October 31, 2011, bond is in default.

(19)	Subsequent to October 31, 2011, company has filed for Chapter 11 bankruptcy protection.

BTL  —  Bank Term Loan

FRS  —  Floating Rate Security

The rates shown on FRS are the current interest rates at October 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Corporate Bonds & Notes	$—	$227,682,670	$2,477,924	$230,160,594
Foreign Corporate Bonds & Notes	—	27,456,305	0	27,456,305
Loans	—	—	887,503	887,503
Common Stock	—	—	7,098	7,098
Preferred Stock	—	2,335,787	196	2,335,983
Warrants	—	—	142,800	142,800
Repurchase Agreement	—	11,543,000	—	11,543,000

Total	$—	$269,017,762	$3,515,521	$272,533,283

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Loans	Common Stock	Preferred Stock	Warrants
Balance as of 1/31/2011	$1,424,640	$11,393,113	$0	$1,194,803	$2,348,383	$196	$69,360
Accrued discounts	—	123,153	—	5,747	—	—	—
Accrued premiums	—	(151)	—	(122,103)	—	—	—
Realized gain	—	256,585	—	—	148,550	—	—
Realized loss	—	(1,755,998)	—	(3,750)	(1,194,145)	—	—
Change in unrealized appreciation(1)	—	2,009,494	—	—	1,336,818	—	91,800
Change in unrealized depreciation(1)	(152,640)	(876,862)	—	(509,263)	(14,985)	—	(18,360)
Net purchases	—	832,188	—	322,069	—	—	—
Net sales	(1,272,000)	(9,503,598)	—	—	(2,617,523)	—	—
Transfers into Level 3(2)	—	—	—	—	—	—	—
Transfers out of Level 3(2)	—	—	—	—	—	—	—

Balance as of 10/31/2011	$—	$2,477,924	$0	$887,503	$7,098	$196	$142,800

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2011 includes:

Convertible Bonds & Notes	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Loans	Common Stock	Preferred Stock	Warrants
$—	$(714,344)	$—	$(509,263)	$(14,985)	$—	$73,440

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

TOTAL RETURN BOND PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Asset Backed Securities — 5.7%		Shares/ Principal Amount**	Value (Note 1)

DIVERSIFIED FINANCIAL SERVICES — 5.7%
Access Group, Inc. FRS Student Loan Backed Note Series 2008-1, Class A 1.72% due 10/27/25		$871,337	$881,680
Arran Residential Mtg. Funding PLC FRS Series 2010-1A, Class A1B 2.74% due 05/16/47*(1)	EUR	3,830,715	5,295,121
Arran Residential Mtg. Funding PLC FRS Series 2011-1A, Class A1B 2.74% due 11/19/47*(1)	EUR	9,686,169	13,383,569
Bear Stearns Asset Backed Securities Trust Series 2006-SD3, Class 1A-1A 5.50% due 08/25/36		435,886	289,473
Bear Stearns Commercial Mtg. Securities VRS Series 1999-CLF1, Class A3 7.00% due 05/20/30(2)		114,696	116,973
Credit-Based Asset Servicing and Securitization LLC FRS Series 2006-CB9, Class A1 0.30% due 11/25/36		9,006	5,107
CWABS Asset Backed Certificates Trust VRS Series 2006-15, Class A2 5.39% due 10/25/46		2,190,074	2,120,193
GSR Mtg. Loan Trust FRS Series 2005-AR6, Class 2A1 2.73% due 09/25/35(1)		382,584	342,145
Harborview Mtg. Loan Trust FRS Series 2006-12, Class 2A2A 0.43% due 01/19/38(1)		563,539	329,705
Indymac Index Mtg. Loan Trust VRS Series 2005-AR1, Class 1A1 2.64% due 03/25/35(1)		532,600	400,557
Magnolia Funding Ltd. Series 2010-1A, Class A1 3.00% due 04/20/17*	EUR	1,727,510	2,385,608
Permanent Master Issuer PLC FRS Series 2011-1A, Class 1A1 1.80% due 07/15/42*(1)		2,800,000	2,782,929
Permanent Master Issuer PLC FRS Series 2011-1A, Class 1A3 2.87% due 07/15/42*(1)	EUR	4,900,000	6,762,563
Plymouth Rock CLO, Ltd., Inc. FRS Series 2010-1A, Class A 1.79% due 02/16/19*		2,588,130	2,556,801
Prime Mtg. Trust Series 2006-1, Class 1A1 5.50% due 06/25/36(1)		507,862	365,661
Residential Asset Securitization Trust FRS Series 2003-A8, Class A2 0.59% due 10/25/18(1)		211,412	203,657
SLC Student Loan Trust FRS Series 2009-AA, Class A 4.75% due 06/15/33*		2,911,328	2,911,301
SLM Student Loan Trust FRS 1 Series 2007-2, Class A2 0.42% due 07/25/17		334,309	331,235
SLM Student Loan Trust FRS 2 Series 2008-7, Class A1 0.82% due 10/27/14		6,137	6,140
SLM Student Loan Trust FRS 3 Series 2008-9, Class A 1.92% due 04/25/23		1,960,993	2,007,253
Wachovia Bank Commercial Mtg. Trust, Series 2006-C29, Class A4 5.31% due 11/15/48(2)		1,000,000	1,084,668
WaMu Mtg. Pass Through Certs. FRS Series 2005-AR6, Class 2A1A 0.47% due 04/25/45(1)		167,127	127,234
WaMu Mtg. Pass Through Certs. FRS Series 2005-AR13, Class A1A1 0.53% due 10/25/45(1)		481,433	362,360

TOTAL ASSET BACKED SECURITIES (cost $44,813,390)			45,051,933

U.S. Corporate Bonds & Notes — 12.9%

BANKS-COMMERCIAL — 1.6%
CIT Group, Inc. Sec. Notes 5.25% due 04/01/14*		6,300,000	6,268,500
CIT Group, Inc. Sec. Notes 7.00% due 05/01/15		158,007	158,007
CIT Group, Inc. Sec. Notes 7.00% due 05/01/16		263,346	263,675
CIT Group, Inc. Sec. Notes 7.00% due 05/01/17		368,684	368,684
UBS AG Stamford Branch Notes 5.88% due 12/20/17		1,900,000	2,080,000
Wachovia Bank NA FRS Sub. Notes 0.68% due 03/15/16		3,600,000	3,225,802

			12,364,668

BANKS-SUPER REGIONAL — 0.2%
JP Morgan Chase Bank NA FRS Sub. Notes 0.67% due 06/13/16		600,000	543,937
KeyCorp Senior Notes 6.50% due 05/14/13		1,000,000	1,069,500

			1,613,437

BUILDING PRODUCTS-WOOD — 0.2%
Masco Corp. Senior Notes 6.13% due 10/03/16		2,000,000	2,017,346

CABLE/SATELLITE TV — 0.4%
CSC Holdings LLC Senior Notes 8.50% due 06/15/15		3,255,000	3,531,675

DIVERSIFIED BANKING INSTITUTIONS — 4.6%
Ally Financial, Inc. FRS Company Guar. Notes 3.75% due 06/20/14		500,000	455,000
Ally Financial, Inc. Company Guar. Notes 8.00% due 03/15/20		4,100,000	4,223,000

Bank of America Corp. Senior Notes 5.65% due 05/01/18		7,900,000	7,910,586
Bank of America Corp. Senior Notes 5.75% due 12/01/17		1,600,000	1,592,634
Citigroup, Inc. Senior Notes 5.85% due 07/02/13		1,700,000	1,778,979
Citigroup, Inc. Senior Notes 6.13% due 11/21/17		2,400,000	2,643,161
Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18		1,200,000	1,261,730
Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18		4,700,000	5,018,321
Goldman Sachs Group, Inc. Senior Notes 6.25% due 09/01/17		300,000	324,394
JPMorgan Chase & Co. Senior Notes 4.25% due 10/15/20		1,800,000	1,791,353
JPMorgan Chase & Co. Senior Notes 6.00% due 01/15/18		700,000	783,285
Morgan Stanley FRS Senior Notes 0.88% due 10/15/15		100,000	87,849
Morgan Stanley FRS Senior Notes 1.41% due 04/29/13		7,100,000	6,873,460
Morgan Stanley Senior Notes 2.88% due 07/28/14		500,000	483,439
Morgan Stanley Senior Notes 5.50% due 07/28/21		800,000	781,386

			36,008,577

DIVERSIFIED FINANCIAL SERVICES — 0.6%
General Electric Capital Corp. FRS Senior Notes 1.23% due 01/07/14		4,500,000	4,446,093

FINANCE-AUTO LOANS — 0.8%
Ford Motor Credit Co LLC Senior Notes 5.63% due 09/15/15		5,800,000	6,139,213

FINANCE-CREDIT CARD — 0.4%
American Express Credit Corp. Senior Notes 5.88% due 05/02/13		3,100,000	3,296,624

FINANCE-INVESTMENT BANKER/BROKER — 1.4%
Bear Stearns Cos., Inc. Senior Notes 5.30% due 10/30/15		400,000	432,332
Bear Stearns Cos., Inc. Senior Notes 6.40% due 10/02/17		900,000	1,038,823
Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18		1,300,000	1,530,919
Lehman Brothers Holdings, Inc. Senior Notes 6.88% due 05/02/18(3)(4)†		1,000,000	257,500
Merrill Lynch & Co., Inc. FRS Senior Notes 1.84% due 05/30/14	EUR	200,000	244,273
Merrill Lynch & Co., Inc. FRS Senior Notes 2.29% due 09/27/12	EUR	800,000	1,073,879
Merrill Lynch & Co., Inc. Senior Notes 5.00% due 01/15/15		3,900,000	3,938,731
Merrill Lynch & Co., Inc. Notes 6.88% due 04/25/18		1,900,000	1,951,758
Morgan Stanley Senior Notes 6.60% due 04/01/12		900,000	913,048

			11,381,263

INSURANCE-LIFE/HEALTH — 0.1%
Pricoa Global Funding I FRS Notes 0.56% due 09/27/13*		400,000	395,705

INTERNET CONNECTIVITY SERVICES — 0.0%
Rhythms Netconnections, Inc. Senior Notes 13.50% due 05/15/08†(3)(5)(6)		1,700,000	0
Rhythms Netconnections, Inc. Senior Notes 14.00% due 02/15/10†(3)(5)(6)		400,000	0

			0

MISCELLANEOUS MANUFACTURING — 0.0%
Propex Fabrics, Inc. Company Guar. Notes 10.00% due 12/01/12(3)(4)(5)(6)		205,000	2

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.9%
EOG Resources, Inc. FRS Senior Notes 1.01% due 02/03/14		6,100,000	6,115,750
Pemex Project Funding Master Trust Company Guar. Notes 5.75% due 03/01/18		7,800,000	8,580,000

			14,695,750

SPECIAL PURPOSE ENTITIES — 0.4%
Barnett Capital Trust III FRS Notes 0.88% due 02/01/27		2,700,000	1,628,475
CA FM Lease Trust Senior Notes 8.50% due 07/15/17*(5)(6)		73,666	83,234
SSIF Nevada LP FRS Bank Guar. Notes 1.10% due 04/14/14*		1,100,000	1,098,592

			2,810,301

TELEPHONE-INTEGRATED — 0.2%
AT&T Corp. Senior Notes 8.00% due 11/15/31		1,000,000	1,425,093

TOBACCO — 0.1%
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18		500,000	672,011

Reynolds American, Inc. Company Guar. Notes 7.25% due 06/01/13		500,000	543,323

			1,215,334

TOTAL U.S. CORPORATE BONDS & NOTES (cost $100,892,965)			101,341,081

Foreign Corporate Bonds & Notes — 20.0%

AUTO-CARS/LIGHT TRUCKS — 0.7%
Volkswagen International Finance NV FRS Company Guar. Notes 0.82% due 10/01/12*		3,800,000	3,806,194
Volkswagen International Finance NV FRS Company Guar. Notes 0.98% due 04/01/14*		1,800,000	1,804,378

			5,610,572

BANKS-COMMERCIAL — 6.3%
ANZ National International, Ltd. Bank Guar. Notes 6.20% due 07/19/13*		1,000,000	1,070,058
Barclays Bank PLC FRS Senior Notes 1.44% due 01/13/14		6,400,000	6,161,747
Barclays Bank PLC FRS Jr. Sub. Notes 7.43% due 12/15/17*(7)		4,200,000	3,927,000
Barclays Bank PLC FRS Jr. Sub. Notes 7.70% due 04/25/18*(7)		2,010,000	1,828,234
Barclays Bank PLC FRS Sub. Notes 14.00% due 06/15/19(7)	GBP	100,000	184,989
Canadian Imperial Bank of Commerce Bonds 2.00% due 02/04/13*		2,900,000	2,939,924
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Company Guar. Notes 4.50% due 01/11/21		8,400,000	9,210,491
DnB NOR Boligkreditt Bonds 2.90% due 03/29/16*		6,000,000	6,235,266
Group BPCE SA Senior Notes 2.38% due 10/04/13*		3,000,000	2,923,912
Intesa Sanpaolo SpA FRS Notes 2.71% due 02/24/14*		6,400,000	5,840,960
National Australia Bank, Ltd. FRS Senior Notes 1.11% due 04/11/14*		6,900,000	6,894,447
Royal Bank of Scotland Group PLC Bonds 6.99% due 10/05/17*(7)(8)		1,200,000	840,000
UBS AG Notes 5.75% due 04/25/18		1,300,000	1,375,084

			49,432,112

BANKS-MONEY CENTER — 1.2%
Deutsche Bank AG (London) Notes 4.88% due 05/20/13		1,300,000	1,346,315
Lloyds TSB Bank PLC Bank Guar. Notes 4.38% due 01/12/15*		3,500,000	3,509,628
Lloyds TSB Bank PLC Bank Guar. Notes 5.80% due 01/13/20*		600,000	614,273
Lloyds TSB Bank PLC FRS Sub. Notes 12.00% due 12/16/24*(7)		4,100,000	3,942,447

			9,412,663

BANKS-MORTGAGE — 1.5%
Abbey National Treasury Services PLC FRS Bank Guar. Notes 2.00% due 04/25/14		6,200,000	5,838,031
Stadshypotek AB Notes 1.45% due 09/30/13*		5,700,000	5,753,095

			11,591,126

BANKS-SPECIAL PURPOSE — 0.3%
Export-Import Bank of Korea Senior Notes 8.13% due 01/21/14		2,200,000	2,449,736

DIAMONDS/PRECIOUS STONES — 0.1%
ALROSA Finance SA Company Guar. Notes 7.75% due 11/03/20		500,000	518,125

DIVERSIFIED BANKING INSTITUTIONS — 0.7%
BNP Paribas FRS Jr. Sub. Notes 7.20% due 06/25/37*(7)		1,000,000	825,000
HSBC Holdings PLC Sub. Notes 6.80% due 06/01/38		1,000,000	1,098,330
Morgan Stanley Senior Notes 6.63% due 04/01/18		3,200,000	3,335,123

			5,258,453

FINANCE-AUTO LOANS — 0.7%
Fiat Finance & Trade SA Company Guar. Notes 9.00% due 07/30/12	EUR	4,000,000	5,709,146

FINANCE-INVESTMENT BANKER/BROKER — 0.9%
Credit Agricole Home Loan SFH FRS Bonds 1.16% due 07/21/14*		7,000,000	6,909,545

FINANCE-LEASING COMPANIES — 0.8%
Banque PSA Finance FRS Senior Notes 2.27% due 04/04/14*		6,700,000	6,166,680

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.3%
Gaz Capital SA Bonds 8.15% due 04/11/18		15,600,000	18,154,500

OIL COMPANIES-INTEGRATED — 3.4%
Petrobras International Finance Co. Company Guar. Notes 5.75% due 01/20/20		7,800,000	8,376,872
Petrobras International Finance Co. Company Guar. Notes 7.88% due 03/15/19		7,800,000	9,366,732

Petroleos Mexicanos Company Guar. Notes 5.50% due 01/21/21		7,800,000	8,326,500
Suncor Energy, Inc. Senior Notes 6.85% due 06/01/39		400,000	523,072

			26,593,176

PAPER & RELATED PRODUCTS — 0.0%
Pindo Deli Finance BV FRS Company Guar. Notes 2.51% due 04/28/18*(5)		432,197	38,898
Pindo Deli Finance BV FRS Company Guar. Notes 3.05% due 04/28/15*(5)		73,261	13,187
Pindo Deli Finance BV VRS Company Guar. Bonds 3.42% due 04/28/27*		1,743,170	43,579
Tjiwi Kimia Finance BV VRS Company Guar. Notes zero coupon due 04/28/27*(5)		724,965	18,124
Tjiwi Kimia Finance BV FRS Company Guar. Notes 2.51% due 04/28/18*(5)(6)		293,490	8,783
Tjiwi Kimia Finance BV FRS Company Guar. Notes 3.05% due 04/28/15(5)(6)		195,908	23,504

			146,075

SPECIAL PURPOSE ENTITY — 0.1%
Pearson Dollar Finance Two PLC Company Guar. Notes 5.50% due 05/06/13*		1,100,000	1,165,174

STEEL-PRODUCERS — 0.7%
Gerdau Trade, Inc. Company Guar. Notes 5.75% due 01/30/21*		5,700,000	5,626,426

SUGAR — 0.3%
Tate & Lyle International Finance PLC Company Guar. Notes 6.63% due 06/15/16*		2,300,000	2,634,434

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $156,248,790)			157,377,943

Foreign Government Agencies — 9.8%

SOVEREIGN — 9.8%
Commonwealth of Australia Bonds 5.50% due 12/15/13	AUD	8,000,000	8,704,789
Commonwealth of Australia Senior Notes 5.75% due 07/15/22	AUD	15,200,000	17,561,930
Government of Australia Bonds 4.75% due 06/15/16	AUD	10,700,000	11,606,006
Government of Australia Bonds 5.25% due 03/15/19	AUD	19,300,000	21,503,318
Government of Australia Bonds 6.00% due 02/15/17	AUD	3,300,000	3,787,781
Government of Canada Notes 1.50% due 03/01/12	CAD	13,700,000	13,770,235
Government of Canada Bonds 1.75% due 03/01/13	CAD	600,000	608,175
Russian Federation Senior Bonds 7.50% due 03/31/30*(9)		327	388

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $73,677,724)			77,542,622

U.S. Government Agencies — 43.5%

FEDERAL HOME LOAN MTG. CORP. — 0.4%
4.50% due 03/01/41		984,388	1,038,933
4.50% due November TBA		1,000,000	1,054,375
Federal Home Loan Mtg. Corp. REMIC FRS
Series T-62, Class 1A1
1.43% due 10/25/44(1)		156,085	150,684
Series T-61, Class 1A1
1.64% due 07/25/44(1)		857,834	861,319

			3,105,311

FEDERAL NATIONAL MTG. ASSOC. — 40.9%
3.50% due 09/01/13		216,133	225,703
3.50% due 09/01/25		994,003	1,034,219
3.50% due 10/01/25		1,473,117	1,532,717
3.50% due 11/01/25		2,897,592	3,014,824
3.50% due 12/01/25		5,101,912	5,308,326
3.50% due 01/01/26		12,958,682	13,482,968
3.50% due 02/01/26		16,818,807	17,499,267
3.50% due 03/01/26		6,733,142	7,005,552
3.50% due 04/01/26		1,893,153	1,969,747
3.50% due 05/01/26		1,582,448	1,646,471
3.50% due 10/01/39		1,987,709	2,022,455
3.50% due 08/01/40		929,742	945,994
3.50% due 09/01/40		4,597,678	4,678,048
3.50% due 10/01/40		10,878,106	11,068,259
3.50% due 11/01/40		9,708,857	9,878,572
3.50% due 12/01/40		6,763,688	6,881,922
3.50% due 01/01/41		3,543,888	3,605,837
3.50% due 02/01/41		2,000,002	2,034,962
3.50% due 03/01/41		210,780	214,465
3.50% due 06/01/41		364,061	370,425
3.50% due 07/01/41		33,185	33,765
3.50% due 08/01/41		500,001	508,741
3.50% due 09/01/41		26,286	26,746
3.50% due 10/01/41		5,040,735	5,128,850
3.50% due 11/01/41		1,415,392	1,440,134
3.50% due November TBA		44,000,000	45,711,873
3.50% due December TBA		56,000,000	57,405,975
4.00% due 01/01/14		96,563	102,120
4.00% due 05/01/24		3,412,421	3,589,191
4.00% due 06/01/24		1,791,540	1,884,345
4.00% due 11/01/24		80,848	85,129
4.00% due 05/01/25		1,623,365	1,706,952
4.00% due 06/01/25		1,913,409	2,011,930
4.00% due 07/01/25		171,056	179,864
4.00% due 08/01/25		8,995,542	9,458,717
4.00% due 09/01/25		304,287	319,954
4.00% due 10/01/25		840,275	883,540
4.00% due 12/01/25		587,579	618,017
4.00% due 01/01/26		1,042,825	1,096,519
4.00% due 02/01/26		9,377,083	9,871,625
4.00% due 03/01/26		12,604,466	13,266,716
4.00% due 04/01/26		12,918,879	13,600,214
4.00% due 05/01/26		15,116,349	15,913,578
4.00% due 10/01/39		35,252	36,689
4.00% due 03/01/40		22,441	23,356

4.00% due 10/01/40		953,672	992,546
4.00% due 11/01/40		337,680	351,445
4.00% due 12/01/40		9,898,573	10,302,057
4.00% due 01/01/41		22,404,599	23,317,848
4.00% due 02/01/41		2,098,356	2,183,869
4.00% due 03/01/41		1,855,196	1,934,295
4.50% due 02/01/25		694,719	740,027
4.50% due 02/01/38		561,178	594,498
4.50% due 06/01/39		1,596,805	1,690,617
5.50% due 10/01/36		190,264	206,942
Federal National Mtg. Assoc. FRS 2.55% due 06/01/35		315,491	331,378

			321,970,795

GOVERNMENT NATIONAL MTG. ASSOC. — 1.8%
4.50% due 01/15/40		1,124,660	1,224,440
4.50% due 02/15/40		1,001,994	1,090,892
4.50% due 03/15/40		775,159	843,932
4.50% due 04/15/40		2,017,176	2,196,142
4.50% due 05/15/40		1,449,216	1,579,603
4.50% due 06/15/40		912,375	993,322
4.50% due 08/15/40		237,562	258,639
4.50% due 09/15/40		22,790	24,812
4.50% due 10/15/40		1,227,833	1,336,767
4.50% due 12/15/40		3,091,433	3,365,707
4.50% due 02/15/41		882,507	960,803
Government National Mtg. Assoc. FRS 0.54% due 05/20/37(1)		680,039	677,381

			14,552,440

SOVEREIGN — 0.4%
Overseas Private Investment Corp. Government Guar. Notes 5.75% due 04/15/14(5)		2,100,000	2,778,888

TOTAL U.S. GOVERNMENT AGENCIES (cost $338,454,255)			342,407,434

U.S. Government Treasuries — 10.3%

UNITED STATES TREASURY BONDS — 4.1%
2.13% due 02/15/41 TIPS(13)		3,723,840	4,919,252
3.75% due 08/15/41		5,800,000	6,409,000
3.88% due 08/15/40		100,000	112,797
4.38% due 02/15/38		400,000	488,500
4.38% due 05/15/40		5,100,000	6,247,500
4.38% due 05/15/41		10,000,000	12,275,000
7.13% due 02/15/23		1,100,000	1,622,157

			32,074,206

UNITED STATES TREASURY NOTES — 6.2%
0.63% due 07/15/21 TIPS(13)		6,331,878	6,668,259
1.13% due 01/15/21 TIPS(11)(13)		13,668,996	15,030,551
2.13% due 12/31/15		700,000	739,976
2.13% due 08/15/21		300,000	298,689
2.63% due 08/15/20		20,300,000	21,357,813
3.13% due 05/15/21		4,500,000	4,891,995

			48,987,283

TOTAL U.S. GOVERNMENT TREASURIES (cost $74,719,286)			81,061,489

Municipal Bonds & Notes — 3.9%

Chicago Transit Authority Revenue Series A 6.90% due 12/01/40		800,000	927,544
Chicago Transit Authority Revenue Series B 6.90% due 12/01/40		900,000	1,043,487
District of Columbia Revenue 5.59% due 12/01/34		4,000,000	4,643,760
East Bay Municipal Utility District Revenue 5.87% due 06/01/40		2,200,000	2,603,326
Kentucky State Property & Building Commission Revenue 4.30% due 11/01/19		400,000	435,216
Kentucky State Property & Building Commission Revenue 4.40% due 11/01/20		500,000	540,905
Kentucky State Property & Building Commission Revenue 5.37% due 11/01/25		1,000,000	1,105,210
New York City Transitional Finance Authority Revenue 4.73% due 11/01/23		800,000	871,568
New York City Transitional Finance Authority Revenue 4.91% due 11/01/24		500,000	549,810
New York City Transitional Finance Authority Revenue 5.08% due 11/01/25		500,000	555,540
New York State Liberty Development Corp. Revenue 0.33% due 12/01/49		7,700,000	7,700,000
Ohio Housing Finance Agency Revenue Series F 6.04% due 09/01/17		130,000	133,184
State of Illinois General Obligation Bonds 2.77% due 01/01/12		6,500,000	6,521,320
State of Illinois General Obligation Bonds 4.42% due 01/01/15		100,000	104,067
Washington State Motor Vehicle Fuel Tax Series 2012B General Obligation Bonds Series 2012B 5.00% due 07/01/23		2,625,000	3,069,596

TOTAL MUNICIPAL BONDS & NOTES (cost $29,047,973)			30,804,533

Foreign Government Treasuries — 1.1%

SOVEREIGN — 1.1%
United Kingdom Gilt Treasury Bonds 4.25% due 03/07/36	GBP	1,500,000	2,778,211
United Kingdom Gilt Treasury Bonds 4.25% due 09/07/39	GBP	1,600,000	2,968,107
United Kingdom Gilt Treasury Bonds 4.25% due 12/07/40	GBP	1,600,000	2,968,571

TOTAL FOREIGN GOVERNMENT TREASURIES (cost $8,491,964)			8,714,889

Common Stock — 0.0%

COMMUNICATIONS SOFTWARE — 0.0%
Ventelo GmbH†(5)(6)		11,286	0

TELECOM EQUIPMENT-FIBER OPTICS — 0.0%
Viatel Holding Bermuda Ltd.(5)		2	1

TOTAL COMMON STOCK (cost $400,000)		1

Membership Interest Certificates — 0.0%

ELECTRIC-INTEGRATED — 0.0%
SW Acquisition†(5)(6) (cost $0)	1	6

Warrants — 0.0%

BANKS-COMMERCIAL — 0.0%
Central Bank of Nigeria Expires 11/15/20(6) (strike price $250) (cost $0)	250	45,000

Options — Purchased — 0.0%

SOVEREIGN — 0.0%
Put Options — Purchased(5)(14) (cost $21,340)	8,800,000	4,299

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $826,767,687)		844,351,230

Short-Term Investment Securities — 4.3%

U.S. GOVERNMENT TREASURIES — 4.3%
United States Treasury Bills
0.03% due 03/22/12	4,100,000	4,099,434
0.04% due 03/29/12(12)	18,600,000	18,597,154
0.05% due 03/15/12	200,000	199,978
0.07% due 04/19/12	2,000,000	1,999,576
0.23% due 04/05/12	8,200,000	8,198,582
0.26% due 03/08/12	1,100,000	1,099,914

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $34,194,876)		34,194,638

Repurchase Agreements — 1.7%

Agreement with J.P. Morgan Securities, bearing interest at 0.11%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $8,200,025 and collateralized by $7,241,100 of United States Treasury Notes, bearing interest at 3.88% due 05/15/18 and having approximate value of $8,492,212	8,200,000	8,200,000
Agreement with J.P. Morgan Securities, bearing interest at 0.12%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $5,000,017 and collateralized by $5,100,000 of Federal National Mtg. Assoc., Notes, bearing interest at 0.87% due 09/12/14 and having approximate value of $5,106,783	5,000,000	5,000,000

TOTAL REPURCHASE AGREEMENTS (cost $13,200,000)		13,200,000

TOTAL INVESTMENTS (cost $874,162,563) (10)	113.2%	891,745,868
Liabilities in excess of other assets	(13.2)	(103,850,640)

NET ASSETS	100.0%	$787,895,228

Bonds & Notes Sold Short — (4.1)%

U.S. GOVERNMENT AGENCIES. — (4.1)%
Federal National Mtg. Assoc.
4.00% due November 30 TBA	(4,800,000)	(4,999,394)
4.50% due November 15 TBA	(500,000)	(532,344)
4.50% due November 30 TBA	(2,000,000)	(2,114,688)
5.50% due November 30 TBA	(6,000,000)	(6,508,124)

		(14,154,550)

Government National Mtg. Assoc.
4.50% due November TBA	(15,000,000)	(16,303,125)
6.00% due November TBA	(2,000,000)	(2,234,375)

		(18,537,500)

TOTAL BONDS & NOTES SOLD SHORT (proceeds $(32,639,013))		$(32,692,050)

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $119,303,957 representing 15.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	Denominated in United States Dollars unless otherwise indicated.

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro Dollar

GBP — British Pound

USD — United States Dollar

LIBOR — London Interbank Offered Rate

SFH — Special Finance Houses

BBA — British Banking Association

FRS — Floating Rate Securities

VRS — Variable Rate Securities

The rates shown on FRS and VRS are the current interest rates as of October 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

REMIC — Real Estate Mortgage Investment Conduit

TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

TIPS — Treasury Inflation Protected Security

†	Non-income producing security

(1)	Collateralized Mortgage Obligation

(2)	Commercial Mortgage Backed Security

(3)	Bond in default

(4)	Company has filed for Chapter 11 bankruptcy protection.

(5)	Illiquid security. At October 31, 2011, the aggregate value of these securities was $2,968,926 representing 0.4% of net assets.

(6)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(7)	Perpetual maturity - maturity date reflects the next call date.

(8)	Effective April 30, 2010, interest payments were suspended for twenty-four months according to an agreement with the European Commission.

(9)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(10)	See Note 4 for cost of investments on a tax basis.

(11)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(12)	The security or a portion thereof was pledged as collateral to cover margin requirements for open credit default swaps, interest rate swaps, written options on interest rate swaps and forward foreign currency contracts.

(13)	Principal amount of security is adjusted for inflation.

(14)	Put Options — Purchased

Issue	Expiration Month	Strike Price	Notional Amount	Premiums Paid	Value at October 31, 2011	Unrealized Appreciation / (Depreciation)
Put option to enter an interest rate swap with Goldman Sachs Bank USA for the right to receive a fixed rate of 2.00% versus the three month USD-LIBOR-BBA maturing on 11/21/2013	November 2012	$2.00	$8,800,000	$21,340	$4,299	$(17,041)

Written Straddle Options@

Description	Counterparty	Expiration Date	Exercise Price*	Notional Amount	Premiums Received	Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Call & Put — OTC 1 Year vs. 2 Year Forward Volatility Agreement	Morgan Stanley	11/14/2011	$—	$6,200,000	$67,332	$72,822	$(5,490)

* —	Exercise price and final cost determined on a future date, based upon implied volatility parameters.

@	Illiquid security

Written Options on Interest Rate Swap Contracts

Issue	Expiration Month	Strike Price	Notional Amount	Premiums Received	Value at October 31, 2011	Unrealized Appreciation / (Depreciation)
Put option to enter an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 3.00% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	$3.00	$2,600,000	$22,849	$794	$22,055

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 2.75% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	2.75	10,200,000	99,960	4,364	95,596

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	600,000	4,080	0	4,080

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	5,700,000	34,803	1	34,802

Put option to enter an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	100,000	690	0	690

Put option to enter an interest rate swap with Bank of America NA for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	700,000	4,784	528	4,256

Put option to enter an interest rate swap with Citibank NA for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	600,000	4,088	452	3,636

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	1,400,000	8,523	1,055	7,468

Put option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to receive a fixed rate of 1.00% versus the three month USD-LIBOR-BBA maturing on 11/21/2013	November 2012	12.10	8,800,000	50,207	11,000	39,207

Put option to enter an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	300,000	2,040	0	2,040

			$31,000,000	$232,024	$18,194	$213,830

USD	—	United States Dollar
LIBOR	—	London Interbank Offered Rate
BBA	—	British Banking Association

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of October 31, 2011	Unrealized Appreciation (Depreciation)
26	Long	Euro-BOBL	December 2011	$4,395,962	$4,401,328	$5,366
261	Long	90 Day Euro Dollar Futures	December 2011	64,914,409	64,920,488	6,079
152	Long	90 Day Euro Dollar Futures	March 2014	36,848,980	37,612,400	763,420
230	Short	5 Year U.S. Treasury Note Futures	December 2011	28,289,811	28,200,156	89,655
7	Short	10 Year U.S. Treasury Note Futures	December 2011	895,994	903,438	(7,444)

						$857,076

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Barclays Bank PLC	AUD	7,711,000	USD	7,892,471	12/1/2011	$—	$(205,522)
	CNY	7,648,000	USD	1,208,024	11/4/2011	4,542	—
	GBP	7,844,000	USD	12,321,353	12/8/2011	—	(286,387)
	MXN	33,789,093	USD	2,742,000	11/18/2011	210,131	—
	USD	9,869,000	MXN	116,383,928	11/18/2011	—	(1,148,173)
	USD	8,692,397	TWD	249,124,090	1/11/2012	—	(351,849)
	USD	1,254,931	CNY	8,085,738	2/13/2012	18,598	—
	USD	1,203,557	CNY	7,648,000	6/1/2012	2,824	—

						236,095	(1,991,931)

Citibank N.A.	BRL	419,978	USD	260,000	11/3/2011	15,379	—
	CAD	3,987,000	USD	3,961,997	11/17/2011	—	(36,548)
	JPY	165,176,000	USD	2,151,441	1/13/2012	35,683	—
	USD	3,145,878	CNY	20,227,708	2/13/2012	40,048	—
	USD	926,926	CNY	5,818,313	2/1/2013	—	(4,741)

						91,110	(41,289)

Credit Suisse London Branch	BRL	103,392	USD	64,000	11/3/2011	3,778	—
	EUR	53,000	USD	73,474	1/17/2012	176	—

						3,954	—

Goldman Sachs International	USD	1,253,000	CNY	7,860,069	2/1/2013	—	(7,203)

HSBC Bank USA	BRL	1,317,437	USD	815,473	11/3/2011	48,116	—
	BRL	2,226,696	USD	1,161,674	1/4/2012	—	(117,098)
	CAD	1,700,000	USD	1,680,091	11/17/2011	—	(24,832)
	MXN	134,370,341	USD	10,295,657	11/18/2011	227,081	—
	USD	1,173,799	BRL	2,226,696	11/3/2011	123,167	—
	USD	700,000	CNY	4,466,000	2/13/2012	3,409	—
	USD	6,852,176	MXN	92,961,420	3/15/2012	39,531	—

						441,304	(141,930)

JPMorgan Chase Bank N.A.	AUD	62,667,000	USD	63,481,671	12/1/2011	—	(2,330,406)
	EUR	28,949,000	USD	39,361,232	1/17/2012	—	(674,792)
	SGD	26,716	USD	22,106	12/9/2011	815	—
	USD	7,710,071	KRW	8,214,310,000	11/14/2011	—	(304,455)
	USD	881,871	CNY	5,668,666	11/15/2011	10,150	—
	USD	30,800,794	CAD	32,713,000	11/17/2011	2,006,934	—
	USD	6,574,799	CNY	42,147,481	2/13/2012	63,561	—
	USD	6,065,820	MYR	18,397,632	4/23/2012	—	(102,679)
	USD	7,527,000	CNY	48,187,854	6/1/2012	74,060	—
	USD	1,698,780	INR	78,959,280	7/12/2012	—	(121,958)

						2,155,520	(3,534,290)

Morgan Stanley and Co., Inc.	USD	6,900,323	MXN	82,386,404	11/18/2011	—	(726,983)

Royal Bank of Canada	CAD	41,367,000	USD	41,722,971	11/17/2011	236,185	—

Royal Bank of Scotland PLC	USD	1,195,000	CNY	7,648,000	11/4/2011	8,482	—

UBS AG	BRL	385,889	USD	239,000	11/3/2011	14,234	—
	MXN	31,104,574	USD	2,526,000	11/18/2011	195,287	—
	USD	37,178	MXN	493,674	11/18/2011	—	(187)
	USD	3,160,299	NOK	18,611,000	12/9/2011	175,352	—
	USD	1,818,290	CNY	11,708,877	2/13/2012	25,895	—
	USD	1,850,261	CNY	11,684,400	8/5/2013	8,468	—

						419,236	(187)

Net Unrealized Appreciation/(Depreciation)						$3,591,886	$(6,443,813)

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CNY — Yuan Renminbi
EUR — Euro Dollar
GBP — British Pound
INR — Indian Rupee
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Krone
SGD — Singapore Dollar
TWD — Taiwan Dollar
USD — United States Dollar

Interest Rate Swap Contracts@
				Rates Exchanged
Swap Counterparty	Notional Amount (000’s)		Termination Date	Payments Received by the Portfolio	Payments Made by the Portfolio	Upfront Payments made (Received) by the Portfolio	Gross Unrealized Appreciation / (Depreciation)
Barclays Bank PLC	AUD	5,000	01/02/12	5.500%	6 month AUD Bank Bill	$(20,667)	$205,330
	BRL	2,100	01/02/14	11.990%	1-Year BRL-CDI	174	45,004
	BRL	30,300	01/02/13	11.910%	1-Year BRL-CDI	(10,592)	520,651
	BRL	1,300	01/02/14	12.510%	1-Year BRL-CDI	1,133	24,567
	EUR	13,400	03/21/17	2.000%	6 Month Euribor	(88,334)	28,304
Goldman Sachs Bank USA	BRL	3,100	01/02/13	11.930%	1-Year BRL-CDI	2,020	52,990
HSBC BANK USA NA	BRL	11,400	01/02/14	11.935%	1-Year BRL-CDI	14,397	179,120
	BRL	7,500	01/02/14	12.120%	1-Year BRL-CDI	4,568	175,835
	BRL	8,900	01/02/13	11.890%	1-Year BRL-CDI	13,666	142,320
	BRL	1,400	01/02/14	12.555%	1-Year BRL-CDI	1,908	26,440
Morgan Stanley Capital Services, Inc.	BRL	400	01/02/13	11.980%	1-Year BRL-CDI	192	7,211
	BRL	3,400	01/02/13	12.590%	1-Year BRL-CDI	(1,156)	76,937
	MXN	69,600	03/05/13	6.500%	28-Day MXN - TIIE	(1,412)	90,653
	EUR	13,400	03/21/17	2.000%	6 Month Euribor	(89,430)	29,400
UBS AG	BRL	6,700	01/02/13	12.510%	1-Year BRL-CDI	(3,200)	96,114
	MXN	87,100	06/02/21	7.500%	28-Day MXN - TIIE	273,967	259,783

Total						$97,234	$1,960,659

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)
Reference Obligation	Fixed Deal (Pay) Rate	Termination Date	Counterparty	Implied Credit Spread at October 31, 2011(3)	Notional Amount(2)	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Masco Corp.
6.125% due 10/03/2016	(5.000)%	12/20/2016	Barclays Bank PLC	3.950%	$1,800,000	$(83,970)	$(160,264)	$76,294
Pearson Dollar Finance Two PLC
5.500% due 05/06/2013	(0.610)%	6/20/2013	Barclays Bank PLC	0.255%	1,100,000	(6,455)	—	(6,455)
Reynolds American, Inc.
7.250% due 06/01/2013	(1.200)%	6/20/2013	Barclays Bank PLC	0.642%	500,000	(4,587)	—	(4,587)
Tate & Lyle International Finance PLC
6.500% due 06/28/2012	(1.150)%	6/20/2016	Barclays Bank PLC	0.925%	2,300,000	(23,280)	—	(23,280)

						$(118,292)	$(160,264)	$41,972

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)
Reference Obligation	Fixed Deal Receive Rate	Termination Date	Counterparty	Implied Credit Spread at October 31, 2011(3)	Notional Amount(2)	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.
5.625% due 09/15/2017	1.000%	9/20/2013	UBS AG	1.972%	$900,000	$(16,210)	$(21,996)	$5,786

@ Illiquid security

(1) If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4) If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

BRL-CDI — Brazil Interbank Deposit Rate

EURIBOR — Euro Interbank Offered Rate

LIBOR — London Interbank Offered Rate

TIIE —Tasa de Interés Interbancaria de Equilibrio

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Asset Backed Securities	$—	$45,051,933	$—	$45,051,933
U.S. Corporate Bonds & Notes	—	101,257,845	83,236	101,341,081
Foreign Corporate Bonds & Notes	—	157,345,656	32,287	157,377,943
Foreign Government Agencies	—	77,542,622	—	77,542,622
U.S. Government Agencies	—	342,407,434	—	342,407,434
U.S. Government Treasuries	—	81,061,489	—	81,061,489
Municipal Bonds & Notes	—	30,804,533	—	30,804,533
Foreign Government Treasuries	—	8,714,889	—	8,714,889
Common Stock	1	—	0	1
Membership Interest Certificates	—	—	6	6
Warrants	—	—	45,000	45,000
Put Options — Purchased	—	4,299	—	4,299
Short-Term Investment Securities:
U.S. Government Treasuries	—	34,194,638	—	34,194,638
Repurchase Agreement	—	13,200,000	—	13,200,000
Other Financial Instruments:@
Written Options on Interest Rate Swap Contracts — Appreciation	—	213,830	—	213,830
Open Futures Contracts-Appreciation	864,520	—	—	864,520
Open Forward Foreign Currency Contracts-Appreciation	—	3,591,886	—	3,591,886
Interest Rate Swaps Contracts-Appreciation	—	1,960,659	—	1,960,659
Credit Default Swaps on Corporate & Sovereign Issues — Buy Protection — Appreciation	—	76,294	—	76,294
Credit Default Swaps on Corporate & Sovereign Issues — Sell Protection — Appreciation	—	5,786	—	5,786

Total	$864,521	$897,433,793	$160,529	$898,458,843

LIABILITIES:
Bonds & Notes Sold Short:
U.S. Government Agencies	—	32,692,050	—	32,692,050
Other Financial Instruments:@
Written Straddle Options — Depreciation	—	5,490	—	5,490
Open Futures Contracts-Depreciation	7,444	—	—	7,444
Open Forward Foreign Currency Contracts — Depreciation	—	6,443,813	—	6,443,813
Credit Default Swaps on Corporate & Sovereign Issues — Buy Protection — Depreciation	—	34,322	—	34,322

Total	$7,444	$39,175,675	$—	$39,183,119

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

	Asset Backed Securities	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Common Stock	Membership Interest Certificates	Warrants
Balance as of 1/31/2011	$3,476,179	$95,872	$—	$0	$6	$45,000
Accrued discounts	—	—	—	—	—	—
Accrued premiums	—	—	—	—	—	—
Realized gain	—	—	—	—	—	—
Realized loss	—	(1,637)	—	—	—	—
Change in unrealized appreciation(1)	—	7,470	—	—	—	—
Change in unrealized depreciation(1)	(7,508)	—	—	—	—	—
Net purchases	—	—	—	—	—	—
Net sales	(911,870)	(18,471)	—	—	—	—
Transfers into Level 3(2)	—	2	32,287	—	—	—
Transfers out of Level 3(2)	(2,556,801)	—	—	—	—	—

Balance as of 10/31/2011	$—	$83,236	$32,287	$0	$6	$45,000

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2011 includes:

Asset Backed Securities	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes	Common Stock	Membership Interest Certificates	Warrants
$—	$7,470	$—	$—	$—	$—

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

BALANCED PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 59.0%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 0.4%
General Dynamics Corp.	7,700	$494,263

AEROSPACE/DEFENSE-EQUIPMENT — 0.5%
United Technologies Corp.	8,935	696,751

AGRICULTURAL CHEMICALS — 0.5%
CF Industries Holdings, Inc.	1,300	210,951
Monsanto Co.	6,129	445,885

		656,836

AIRLINES — 0.4%
Alaska Air Group, Inc.†	3,100	206,243
Delta Air Lines, Inc.†	18,400	156,768
United Continental Holdings, Inc.	10,700	206,724

		569,735

APPAREL MANUFACTURERS — 0.2%
VF Corp.	2,214	306,019

APPLICATIONS SOFTWARE — 1.7%
Citrix Systems, Inc.†	717	52,219
Microsoft Corp.	82,289	2,191,356

		2,243,575

ATHLETIC FOOTWEAR — 0.2%
NIKE, Inc., Class B	3,094	298,107

AUTO-CARS/LIGHT TRUCKS — 0.9%
Ford Motor Co.†	32,300	377,264
General Motors Co.†	31,531	815,076

		1,192,340

AUTO-HEAVY DUTY TRUCKS — 0.5%
Navistar International Corp.†	4,000	168,280
PACCAR, Inc.	10,046	434,389

		602,669

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.6%
Johnson Controls, Inc.	21,767	716,787
TRW Automotive Holdings Corp.†	3,100	130,510

		847,297

BANKS-COMMERCIAL — 0.0%
Regions Financial Corp.	4,733	18,601
Zions Bancorporation	1,174	20,380

		38,981

BANKS-FIDUCIARY — 0.0%
State Street Corp.	999	40,350

BANKS-SUPER REGIONAL — 2.5%
Capital One Financial Corp.	17,534	800,602
Fifth Third Bancorp	2,295	27,563
Huntington Bancshares, Inc.	34,395	178,166
PNC Financial Services Group, Inc.	9,300	499,503
SunTrust Banks, Inc.	4,860	95,888
US Bancorp	5,795	148,294
Wells Fargo & Co.	57,526	1,490,499

		3,240,515

BATTERIES/BATTERY SYSTEMS — 0.1%
Energizer Holdings, Inc.†	1,900	140,201

BEVERAGES-NON-ALCOHOLIC — 0.5%
Coca-Cola Co.	10,543	720,298

BEVERAGES-WINE/SPIRITS — 0.1%
Constellation Brands, Inc., Class A†	8,000	161,760

BUILDING-RESIDENTIAL/COMMERCIAL — 0.3%
D.R. Horton, Inc.	7,819	87,025
Lennar Corp., Class A	4,692	77,606
NVR, Inc.†	211	135,620
Ryland Group, Inc.	3,100	41,850

		342,101

CABLE/SATELLITE TV — 0.6%
Comcast Corp., Class A	25,228	591,597
DISH Network Corp., Class A†	1,683	40,678
Time Warner Cable, Inc.	3,300	210,177

		842,452

CELLULAR TELECOM — 0.0%
Sprint Nextel Corp.†	11,305	29,054

CHEMICALS-DIVERSIFIED — 0.7%
E.I. du Pont de Nemours & Co.	9,427	453,156
Georgia Gulf Corp.†	4,246	76,853
LyondellBasell Industries NV, Class A	4,100	134,726
PPG Industries, Inc.	2,700	233,307

		898,042

COMMERCIAL SERVICES — 0.2%
Alliance Data Systems Corp.†	1,050	107,562
Weight Watchers International, Inc.	2,300	171,626

		279,188

COMMERCIAL SERVICES-FINANCE — 0.3%
H&R Block, Inc.	2,400	36,696
Mastercard, Inc., Class A	976	338,906

		375,602

COMPUTER SERVICES — 1.2%
Accenture PLC, Class A	1,900	114,494
Cognizant Technology Solutions Corp., Class A†	3,185	231,709
International Business Machines Corp.	6,373	1,176,647

		1,522,850

COMPUTERS — 2.9%
Apple, Inc.†	8,929	3,614,281
Dell, Inc.†	4,500	71,145
Hewlett-Packard Co.	6,273	166,924

		3,852,350

COMPUTERS-MEMORY DEVICES — 0.5%
EMC Corp.†	13,056	320,002
NetApp, Inc.†	3,053	125,051
SanDisk Corp.†	4,589	232,525

		677,578

CONSULTING SERVICES — 0.1%
Genpact, Ltd.†	1,477	23,854
Towers Watson & Co., Class A	1,300	85,410

		109,264

CONSUMER PRODUCTS-MISC. — 0.5%
Kimberly-Clark Corp.	8,900	620,419

COSMETICS & TOILETRIES — 1.0%
Colgate-Palmolive Co.	5,249	474,352
Procter & Gamble Co.	12,853	822,464

		1,296,816

CRUISE LINES — 0.3%
Carnival Corp.(1)	10,306	362,874

DATA PROCESSING/MANAGEMENT — 0.1%
Dun & Bradstreet Corp.	2,300	153,778

DIVERSIFIED BANKING INSTITUTIONS — 2.0%
Bank of America Corp.	60,381	412,402
Citigroup, Inc.	42,616	1,346,239
Goldman Sachs Group, Inc.	5,700	624,435

Morgan Stanley	16,032	282,805

		2,665,881

DIVERSIFIED MANUFACTURING OPERATIONS — 0.6%
Cooper Industries PLC	1,171	61,431
General Electric Co.	17,575	293,678
Parker Hannifin Corp.	5,100	415,905

		771,014

E-COMMERCE/PRODUCTS — 0.6%
Amazon.com, Inc.†	3,932	839,521

E-COMMERCE/SERVICES — 0.1%
IAC/InterActive Corp.	3,900	159,237

ELECTRIC PRODUCTS-MISC. — 0.4%
Emerson Electric Co.	10,604	510,265

ELECTRIC-INTEGRATED — 1.4%
Alliant Energy Corp.	2,300	93,794
American Electric Power Co., Inc.	14,245	559,544
Dominion Resources, Inc.	3,762	194,081
DTE Energy Co.	1,324	68,994
Exelon Corp.	3,280	145,599
NextEra Energy, Inc.	8,748	493,387
Northeast Utilities	3,365	116,328
Public Service Enterprise Group, Inc.	4,996	168,365

		1,840,092

ELECTRONIC COMPONENTS-MISC. — 0.1%
Vishay Intertechnology, Inc.†	11,000	118,250

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.1%
Altera Corp.	6,260	237,379
Broadcom Corp., Class A†	10,997	396,882
Freescale Semiconductor Holdings I, Ltd.†	13,689	180,558
Xilinx, Inc.	18,980	635,071

		1,449,890

ELECTRONIC FORMS — 0.0%
Adobe Systems, Inc.†	952	27,998

ELECTRONIC SECURITY DEVICES — 0.7%
Tyco International, Ltd.	19,816	902,619

ENGINEERING/R&D SERVICES — 0.3%
Fluor Corp.	3,874	220,237
KBR, Inc.	5,400	150,714

		370,951

ENTERPRISE SOFTWARE/SERVICE — 1.0%
Oracle Corp.	38,353	1,256,828

FINANCE-CREDIT CARD — 0.1%
American Express Co.	1,182	59,833

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
TD Ameritrade Holding Corp.	9,018	151,322

FINANCE-OTHER SERVICES — 0.1%
CME Group, Inc.	427	117,664
NASDAQ OMX Group, Inc.†	200	5,010

		122,674

FOOD-MEAT PRODUCTS — 0.2%
Smithfield Foods, Inc.†	6,600	150,876
Tyson Foods, Inc., Class A	6,500	125,450

		276,326

FOOD-MISC. — 1.1%
Campbell Soup Co.	13,246	440,429
General Mills, Inc.	5,718	220,315
Kraft Foods, Inc., Class A	16,820	591,728
RalCorp Holdings, Inc.†	1,800	145,512

		1,397,984

FOOD-RETAIL — 0.4%
Kroger Co.	15,200	352,336
Safeway, Inc.	8,172	158,292

		510,628

FOOTWEAR & RELATED APPAREL — 0.1%
Deckers Outdoor Corp.†	1,400	161,336

GAS-DISTRIBUTION — 0.6%
AGL Resources, Inc.	1,081	45,337
CenterPoint Energy, Inc.	261	5,439
Sempra Energy	12,971	696,932

		747,708

GOLD MINING — 0.1%
Newmont Mining Corp.	1,400	93,562

HOME FURNISHINGS — 0.1%
Tempur-Pedic International, Inc.†	2,600	176,956

HOTEL/MOTELS — 0.1%
Wyndham Worldwide Corp.	4,400	148,148

INDEPENDENT POWER PRODUCERS — 0.0%
Calpine Corp.†	2,728	41,384

INDUSTRIAL GASES — 0.2%
Air Products & Chemicals, Inc.	3,439	296,235

INSTRUMENTS-CONTROLS — 0.8%
Honeywell International, Inc.	21,106	1,105,954

INSURANCE-LIFE/HEALTH — 1.0%
Protective Life Corp.	4,200	78,120
Prudential Financial, Inc.	22,247	1,205,787

		1,283,907

INSURANCE-MULTI-LINE — 1.4%
ACE, Ltd.	11,262	812,553
Allstate Corp.	5,246	138,180
Hartford Financial Services Group, Inc.	2,664	51,282
MetLife, Inc.	17,546	616,917
XL Group PLC	8,936	194,269

		1,813,201

INSURANCE-REINSURANCE — 0.3%
Axis Capital Holdings, Ltd.	2,146	67,277
Berkshire Hathaway, Inc., Class B†	2,129	165,764
Everest Re Group, Ltd.	752	67,620
RenaissanceRe Holdings, Ltd.	1,765	120,232

		420,893

INTERNET SECURITY — 0.1%
Symantec Corp.†	9,000	153,090

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.3%
Ameriprise Financial, Inc.	4,600	214,728
Invesco, Ltd.	10,733	215,411

		430,139

MACHINERY-CONSTRUCTION & MINING — 0.6%
Caterpillar, Inc.	6,200	585,652
Joy Global, Inc.	2,200	191,840

		777,492

MACHINERY-GENERAL INDUSTRIAL — 0.1%
Gardner Denver, Inc.	1,800	139,194

MEDICAL INSTRUMENTS — 0.1%
Medtronic, Inc.	1,400	48,636
St. Jude Medical, Inc.	2,325	90,675

		139,311

MEDICAL PRODUCTS — 0.9%
Baxter International, Inc.	5,200	285,896
Becton, Dickinson and Co.	1,409	110,226
Covidien PLC	16,124	758,473

		1,154,595

MEDICAL-BIOMEDICAL/GENE — 1.5%
Amgen, Inc.	9,700	555,519
Biogen Idec, Inc.†	6,185	719,687
Celgene Corp.†	4,733	306,840
Dendreon Corp.†	3,094	33,848
Gilead Sciences, Inc.†	9,500	395,770

		2,011,664

MEDICAL-DRUGS — 3.0%
Abbott Laboratories	6,676	359,636
Endo Pharmaceuticals Holdings, Inc.†	5,000	161,550
Johnson & Johnson	5,532	356,206
Merck & Co., Inc.	43,668	1,506,546
Pfizer, Inc.	85,492	1,646,576

		4,030,514

MEDICAL-GENERIC DRUGS — 0.0%
Teva Pharmaceutical Industries, Ltd. ADR	1,362	55,638

MEDICAL-HMO — 1.3%
Humana, Inc.	8,351	708,916
UnitedHealth Group, Inc.	21,152	1,015,085

		1,724,001

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.4%
Cardinal Health, Inc.	10,489	464,348
McKesson Corp.	1,289	105,118

		569,466

METAL-ALUMINUM — 0.1%
Alcoa, Inc.	13,094	140,891

METAL-COPPER — 0.1%
Freeport-McMoRan Copper & Gold, Inc.	2,215	89,176

MULTIMEDIA — 1.1%
Time Warner, Inc.	26,769	936,647
Viacom, Inc., Class B	13,000	570,050

		1,506,697

NETWORKING PRODUCTS — 0.8%
Cisco Systems, Inc.	51,250	949,663
Juniper Networks, Inc.†	6,884	168,451

		1,118,114

OFFICE AUTOMATION & EQUIPMENT — 0.1%
Xerox Corp.	22,700	185,686

OIL & GAS DRILLING — 0.1%
Diamond Offshore Drilling, Inc.	2,700	176,958

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.4%
Anadarko Petroleum Corp.	3,423	268,706
Apache Corp.	1,067	106,305
Devon Energy Corp.	1,072	69,627
EOG Resources, Inc.	1,242	111,072
Occidental Petroleum Corp.	12,378	1,150,411
Southwestern Energy Co.†	2,777	116,745

		1,822,866

OIL COMPANIES-INTEGRATED — 3.8%
Chevron Corp.	18,745	1,969,162
ConocoPhillips	8,684	604,841
Exxon Mobil Corp.	24,460	1,910,081
Hess Corp.	954	59,682
Marathon Oil Corp.	14,400	374,832
Marathon Petroleum Corp.	1,882	67,564

		4,986,162

OIL FIELD MACHINERY & EQUIPMENT — 0.6%
Cameron International Corp.†	10,900	535,626
National Oilwell Varco, Inc.	3,600	256,788

		792,414

OIL REFINING & MARKETING — 0.0%
Valero Energy Corp.	1,300	31,980

OIL-FIELD SERVICES — 1.1%
Baker Hughes, Inc.	3,303	191,541
Halliburton Co.	2,700	100,872
Schlumberger, Ltd.	15,220	1,118,213

		1,410,626

PIPELINES — 0.0%
Williams Cos., Inc.	1,959	58,986

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Annaly Capital Management, Inc.	9,500	160,075
HCP, Inc.	7,072	281,819
Health Care REIT, Inc.	3,400	179,146
ProLogis, Inc.	5,000	148,800
Simon Property Group, Inc.	1,809	232,348

		1,002,188

RECREATIONAL VEHICLES — 0.1%
Polaris Industries, Inc.	1,600	101,344

RETAIL-APPAREL/SHOE — 0.1%
Limited Brands, Inc.	3,600	153,756

RETAIL-AUTO PARTS — 0.3%
AutoZone, Inc.†	1,023	331,033

RETAIL-BUILDING PRODUCTS — 0.4%
Home Depot, Inc.	8,328	298,142
Lowe’s Cos., Inc.	8,394	176,442

		474,584

RETAIL-COMPUTER EQUIPMENT — 0.1%
GameStop Corp., Class A†	6,700	171,319

RETAIL-DISCOUNT — 0.7%
Target Corp.	8,317	455,356
Wal-Mart Stores, Inc.	7,650	433,908

		889,264

RETAIL-DRUG STORE — 0.2%
CVS Caremark Corp.	6,008	218,090

RETAIL-JEWELRY — 0.1%
Signet Jewelers, Ltd.	4,000	172,440

RETAIL-REGIONAL DEPARTMENT STORES — 0.5%
Kohl’s Corp.	3,621	191,949
Macy’s, Inc.	15,300	467,109

		659,058

RETAIL-RESTAURANTS — 0.4%
Brinker International, Inc.	4,800	109,920
Darden Restaurants, Inc.	2,232	106,868
Yum! Brands, Inc.	5,732	307,063

		523,851

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.6%
QUALCOMM, Inc.	15,457	797,581

SEMICONDUCTOR EQUIPMENT — 0.1%
Lam Research Corp.†	2,881	123,854
Novellus Systems, Inc.†	780	26,949

		150,803

TELEPHONE-INTEGRATED — 1.8%
AT&T, Inc.	29,102	852,980
CenturyLink, Inc.	12,134	427,845
Frontier Communications Corp.	1,897	11,875
Verizon Communications, Inc.	28,086	1,038,620

		2,331,320

TELEVISION — 0.4%
CBS Corp., Class B	22,062	569,420

THERAPEUTICS — 0.1%
Warner Chilcott PLC, Class A†	9,400	170,328

TOBACCO — 0.7%
Lorillard, Inc.	2,600	287,716
Philip Morris International, Inc.	8,819	616,184

		903,900

TRANSPORT-RAIL — 0.9%
CSX Corp.	5,239	116,358
Norfolk Southern Corp.	14,742	1,090,761

		1,207,119

WEB PORTALS/ISP — 0.4%
Google, Inc., Class A†	790	468,186

TOTAL COMMON STOCK (cost $73,261,233)		78,133,906

Asset Backed Securities — 8.2%

DIVERSIFIED FINANCIAL SERVICES — 8.2%
American Home Mtg. Assets FRS Series 2006-2, Class 1A1 1.20% due 09/25/46(2)	$86,094	40,094
Banc of America Alternative Loan Trust Series 2004-5, Class 4A1 5.00% due 06/25/19(2)	106,245	107,430
Banc of America Merrill Lynch Commercial Mtg., Inc., VRS Series 2006-2, Class A4 5.73% due 05/10/45(3)	270,000	301,705
Banc of America Mtg. Securities, Inc. Series 2004-5, Class 3A2 4.75% due 06/25/19(2)	48,760	50,080
Bank of America Credit Card Trust FRS Series 2008-A7, Class A7 0.94% due 12/15/14	110,000	110,484
Bear Stearns Commercial Mtg. Securities, Inc. Series 2006-PW14, Class AM 5.24% due 12/11/38(3)	55,000	52,984
BMW Vehicle Owner Trust Series 2011-A, Class A2 0.63% due 02/25/13	160,000	160,012
Capital One Multi-Asset Execution Trust FRS Series 2005-A6, Class A6 0.30% due 07/15/15	120,000	119,754
Citibank Omni Master Trust FRS Series 2010-5A, Class A 2.34% due 05/16/16*	480,000	484,323
Citigroup Mtg. Loan Trust Series 2007-12 Class 2A1 6.50% due 10/25/36*(2)	313,423	210,791
Citigroup Mtg. Loan Trust, Inc., FRS Series 2007-WFH2, Class A2 0.39% due 03/25/37	116,967	107,200
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7 6.00% due 01/25/37(2)	291,228	195,859
Commercial Mtg. Pass Through Certs. FRS Series 2011-FL1, Class A 2.47% due 12/17/13* (3)(4)	115,000	112,104
Countrywide Alternative Loan Trust Series 2006-J5, Class 1A1 6.50% due 09/25/36(2)	601,957	393,881
Countrywide Alternative Loan Trust FRS Series 2006-OA9, Class 1A1 0.44% due 07/25/36(2)	586,675	216,025
Countrywide Home Loan Mtg. Pass Through Trust Series 2005-21, Class A2 5.50% due 10/25/35(2)	130,662	120,464
Credit Suisse Mtg. Capital Certificates VRS Series 2004-AR8, Class 2A1 2.65% due 09/25/34(2)	92,458	87,381
Daimler Chrysler Auto Trust Series 2007-A, Class A4 5.28% due 03/08/13	60,591	60,981
Discover Card Master Trust FRS Series 2009-A1, Class A1 1.54% due 12/15/14	100,000	100,766
Discover Card Master Trust FRS Series 2009-A2, Class A 1.54% due 02/17/15	480,000	484,618
First National Master Note Trust FRS Series 2009-3, Class A 1.59% due 07/15/15	585,000	588,105
First Union National Bank Commercial Mtg. Series 2002-C1, Class A2 6.14% due 02/12/34(3)	115,663	115,933
Greenwich Capital Commercial Funding Corp., VRS Series 2005-GG3, Class A4 4.80% due 08/10/42(3)	105,000	112,342
GS Mtg. Securities Corp II, Series 2006-GG8, Class A4 5.56% due 11/10/39(3)	25,000	27,036
GS Mtg. Securities Corp. II, VRS Series 2006-GG6, Class A4 5.55% due 04/10/38(3)	1,000,000	1,078,274
GSAMP Trust FRS Series 2006-FM1, Class A2C 0.40% due 04/25/36	482,318	271,585
Honda Auto Receivables Owner Trust Series 2011-3, Class A2 0.67% due 04/21/14	235,000	234,986
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-LDP2, Class ASB 4.66% due 07/15/42(3)	189,814	197,661
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2004-CBX, Class A6 4.90% due 01/12/37(3)	105,000	113,873
LB-UBS Commercial Mtg. Trust Series 2005-C3, Class A5 4.74% due 07/15/30(3)	110,000	119,897

LB-UBS Commercial Mtg. Trust VRS Series 2005-C2, Class A5 5.15% due 04/15/30(3)	60,000	66,020
LB-UBS Commercial Mtg. Trust VRS Series 2003-C8, Class A4 5.12% due 11/15/32(3)	295,000	313,673
Lehman Brothers Floating Rate Commercial Mtg. Trust FRS Series 2006-LLFA, Class A2 0.36% due 09/15/21*(3)	92,742	92,305
Lehman Mtg. Trust Series 2007-4, Class 4A1 6.00% due 05/25/37(2)	73,641	56,442
MBNA Credit Card Master Note Trust FRS Series 2002-A3, Class A3 0.48% due 09/15/14	345,000	345,258
Merrill Lynch Mtg. Trust VRS Series 2005-CK11, Class A6 5.22% due 11/12/37(3)	1,055,000	1,177,113
Merrill Lynch Mtg. Trust, VRS Series 2005-CIP1, Class A4 5.05% due 07/12/38(3)	120,000	131,463
Morgan Stanley Capital I, Series 2006-IQ12 Class A4 5.33% due 12/15/43(3)	265,000	293,082
Nissan Auto Lease Trust FRS Series 2011-A, Class A2B 0.42% due 01/15/14	275,000	275,034
Option One Mtg. Loan Trust FRS Series 2007-6, Class 2A1 0.30% due 06/25/37	92,680	90,629
Toyota Auto Receivables Owner Trust Series 2011-B, Class A2 0.53% due 04/15/14	295,000	294,782
Wachovia Bank Commercial Mtg. Trust VRS Series 2005-C17, Class A4 5.08% due 03/15/42(3)	115,000	125,787
Wachovia Bank Commercial Mtg. Trust VRS Series 2005-C21, Class A4 5.21% due 10/15/44(3)	90,000	99,783
Wachovia Bank Commercial Mtg. Trust VRS Series 2006-C25, Class A5 5.74% due 05/15/43(3)	195,000	210,151
Wachovia Bank Commercial Mtg. Trust VRS Series 2006-C26, Class AM 5.97% due 06/15/45(3)	110,000	108,855
Wachovia Bank Commercial Mtg. Trust, Series 2005-C18, Class A4 4.94% due 04/15/42(3)	80,000	87,503
Washington Mutual Mtg. Pass-Through Certificates Series 2006-5, Class 2CB1 6.00% due 07/25/36(2)	182,479	97,138
Wells Fargo Home Equity Trust FRS Series 2006-1, Class A3 0.39% due 05/25/36	116,019	113,430
Wells Fargo Home Equity Trust VRS Series 2004-2, Class AI6 5.00% due 05/25/34	105,000	104,676
Wells Fargo Mtg. Backed Securities Trust Series 2005-2, Class 2A1 4.75% due 04/25/20(2)	66,663	68,380
Wells Fargo Mtg. Backed Securities Trust Series 2007-7, Class A1 6.00% due 06/25/37(2)	307,259	282,262

TOTAL ASSET BACKED SECURITIES (cost $11,665,179)		10,810,394

U.S. Corporate Bonds & Notes — 8.2%

AEROSPACE/DEFENSE — 0.0%
Lockheed Martin Corp. Senior Notes 4.85% due 09/15/41	35,000	36,993

APPAREL MANUFACTURERS — 0.1%
Hanesbrands, Inc. Senior Notes 8.00% due 12/15/16	105,000	113,400

BANKS-SUPER REGIONAL — 0.6%
Capital One Financial Corp. Senior Notes 4.75% due 07/15/21	100,000	104,950
KeyCorp. FRS FDIC Guar. Notes 0.84% due 12/19/11	370,000	370,357
Wells Fargo & Co. Senior Notes 3.68% due 06/15/16	285,000	299,402

		774,709

BREWERY — 0.1%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 5.38% due 01/15/20	120,000	142,060

BROADCAST SERVICES/PROGRAM — 0.1%
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series B 9.25% due 12/15/17	100,000	108,500

CABLE TV — 0.0%
Comcast Corp. Company Guar. Notes 6.30% due 11/15/17	40,000	47,259

CABLE/SATELLITE TV — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.25% due 10/30/17	100,000	104,500
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	65,000	76,663
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. Company Guar. Notes 5.00% due 03/01/31	110,000	120,416
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Company Guar. Notes 6.38% due 03/01/41	25,000	29,859
Echostar DBS Corp. Company Guar. Notes 7.13% due 02/01/16	110,000	116,875

Time Warner Cable, Inc. Senior Notes 5.88% due 11/15/40	45,000	50,172

		498,485

CASINO HOTELS — 0.1%
MGM Mirage, Inc. Senior Sec. Notes 9.00% due 03/15/20	65,000	71,825

CELLULAR TELECOM — 0.0%
MetroPCS Wireless, Inc. Company Guar. Notes 7.88% due 09/01/18	30,000	30,525

CHEMICALS-DIVERSIFIED — 0.1%
Lyondell Chemical Co. Senior Sec. Notes 11.00% due 05/01/18	100,000	111,375

CHEMICALS-SPECIALTY — 0.0%
Huntsman International LLC Company Guar. Notes 5.50% due 06/30/16	35,000	34,650

COAL — 0.0%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	55,000	60,088

COMMERCIAL SERVICES — 0.0%
Iron Mountain, Inc. Company Guar. Notes 6.63% due 01/01/16	25,000	25,000

COMPUTERS — 0.1%
Hewlett-Packard Co. Senior Notes 6.00% due 09/15/41	80,000	91,231

CONSUMER PRODUCTS-MISC. — 0.3%
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	25,000	26,750
Jarden Corp. Company Guar. Notes 8.00% due 05/01/16	35,000	38,106
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Sec. Notes 7.13% due 04/15/19*	100,000	102,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	100,000	96,500
Spectrum Brands Holdings, Inc. Senior Sec. Notes 9.50% due 06/15/18	95,000	105,450

		368,806

DATA PROCESSING/MANAGEMENT — 0.1%
First Data Corp. Senior Sec. Notes 8.88% due 08/15/20*	100,000	106,000

DIVERSIFIED BANKING INSTITUTIONS — 0.8%
Bank of America Corp. Senior Notes 3.63% due 03/17/16	135,000	128,754
Bank of America Corp. Senior Notes 3.75% due 07/12/16	20,000	19,077
Bank of America Corp. Senior Notes 4.50% due 04/01/15	60,000	59,234
Bank of America Corp. Senior Notes 5.00% due 05/13/21	85,000	79,807
Bank of America Corp. Senior Notes 5.65% due 05/01/18	80,000	80,107
Citigroup, Inc. Senior Notes 5.38% due 08/09/20	60,000	64,100
Citigroup, Inc. Senior Notes 5.50% due 10/15/14	60,000	63,912
Citigroup, Inc. Senior Notes 5.88% due 05/29/37	75,000	81,765
Citigroup, Inc. Senior Notes 6.00% due 08/15/17	25,000	27,207
Citigroup, Inc. Senior Notes 6.38% due 08/12/14	65,000	70,170
GMAC LLC Company Guar. Notes 6.75% due 12/01/14	65,000	65,650
Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	45,000	48,048
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	75,000	77,341
Morgan Stanley Senior Notes 5.45% due 01/09/17	120,000	120,743
Morgan Stanley Senior Notes 5.50% due 01/26/20	80,000	78,824

		1,064,739

DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp. Senior Notes 4.38% due 09/16/20	35,000	35,617
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	165,000	177,091

		212,708

DIVERSIFIED MANUFACTURING OPERATIONS — 0.0%
General Electric Co. Senior Notes 5.25% due 12/06/17	40,000	45,573

ELECTRIC-GENERATION — 0.0%
The AES Corp. Senior Notes 9.75% due 04/15/16	45,000	51,075

ELECTRIC-INTEGRATED — 0.4%
Dominion Resources, Inc. Senior Notes 5.20% due 08/15/19	175,000	201,868
Entergy Arkansas, Inc. 1st. Mtg. Notes 3.75% due 02/15/21	65,000	65,124

Nevada Power Co. Senior Notes 5.45% due 05/15/41	60,000	70,015
Nisource Finance Corp. Company Guar. Notes 5.95% due 06/15/41	25,000	28,076
Oncor Electric Delivery Co., LLC Senior Sec. Notes 5.25% due 09/30/40	45,000	50,183
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09(4)(5)†	200,000	0
Southern Power Co. Senior Notes 5.15% due 09/15/41	35,000	36,640
Xcel Energy, Inc. Senior Notes 4.70% due 05/15/20	95,000	106,509

		558,415

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.0%
Amkor Technology, Inc. Senior Notes 7.38% due 05/01/18	45,000	45,450

ENTERPRISE SOFTWARE/SERVICE — 0.1%
Oracle Corp. Senior Notes 5.38% due 07/15/40*	85,000	101,866
Oracle Corp. Senior Notes 6.13% due 07/08/39	30,000	39,450
Oracle Corp. Notes 6.50% due 04/15/38	15,000	20,238

		161,554

FINANCE-AUTO LOANS — 0.1%
Ford Motor Credit Co., LLC Senior Notes 6.63% due 08/15/17	100,000	109,587

FINANCE-CONSUMER LOANS — 0.1%
John Deere Capital Corp. Senior Notes 3.15% due 10/15/21	80,000	81,961

FINANCE-CREDIT CARD — 0.2%
American Express Credit Corp. Senior Notes 7.30% due 08/20/13	275,000	301,043

FINANCE-INVESTMENT BANKER/BROKER — 0.0%
Lehman Brothers Holdings Capital Trust VII FRS Limited Guar. Notes 5.86% due 05/31/12†(5)(6)(7)(8)	230,000	23

FOOD-MISC. — 0.3%
Kraft Foods, Inc. Senior Notes 5.38% due 02/10/20	150,000	172,885
Kraft Foods, Inc. Senior Bonds 6.00% due 02/11/13	230,000	243,042

		415,927

FUNERAL SERVICES & RELATED ITEMS — 0.1%
Service Corp. International Senior Notes 7.00% due 05/15/19	65,000	68,250

GOLD MINING — 0.0%
Barrick North America Finance LLC Company Guar. Notes 5.70% due 05/30/41	45,000	52,301

HOME FURNISHINGS — 0.1%
Sealy Mattress Co. Company Guar. Notes 8.25% due 06/15/14	90,000	89,775
Simmons Bedding Co. Company Guar. Notes 11.25% due 07/15/15*	45,000	46,744

		136,519

INSURANCE-LIFE/HEALTH — 0.2%
Pricoa Global Funding I Senior Notes 5.40% due 10/18/12*	170,000	176,840
Prudential Financial, Inc. Senior Notes 7.38% due 06/15/19	85,000	103,204

		280,044

INSURANCE-MULTI-LINE — 0.3%
MetLife, Inc. FRS FDIC Guar. Notes 0.69% due 06/29/12	250,000	250,797
Metropolitan Life Global Funding I Senior Sec. Notes 5.13% due 04/10/13*	100,000	105,113

		355,910

MACHINERY-FARMING — 0.1%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17	70,000	78,925

MEDICAL LABS & TESTING SERVICES — 0.1%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19*	60,000	72,748

MEDICAL PRODUCTS — 0.1%
LVB Acquisition Holding LLC Company Guar. Notes 10.38% due 10/15/17(9)	85,000	91,800

MEDICAL-BIOMEDICAL/GENE — 0.1%
Amgen, Inc. Senior Notes 5.65% due 06/15/42	55,000	66,490
Gilead Sciences, Inc. Senior Notes 4.50% due 04/01/21	65,000	70,145

		136,635

MEDICAL-DRUGS — 0.1%
Abbott Laboratories Senior Notes 5.30% due 05/27/40	45,000	52,351
Pfizer, Inc. Senior Notes 7.20% due 03/15/39	50,000	74,683
Valeant Pharmaceuticals International Company Guar. Notes 7.25% due 07/15/22*	55,000	54,175

		181,209

MEDICAL-GENERIC DRUGS — 0.1%
Watson Pharmaceuticals, Inc. Senior Notes 6.13% due 08/15/19	65,000	75,930

MEDICAL-HMO — 0.2%
Coventry Health Care, Inc. Senior Notes 5.45% due 06/15/21	65,000	71,236
UnitedHealth Group, Inc. Senior Notes 5.70% due 10/15/40	85,000	100,471
WellPoint, Inc. Senior Notes 5.80% due 08/15/40	45,000	53,154

		224,861

MEDICAL-HOSPITALS — 0.2%
Community Health Systems, Inc. Company Guar. Notes 8.88% due 07/15/15	15,000	15,356
HCA, Inc. Company Guar. Notes 7.50% due 02/15/22	145,000	147,900
Health Management Associates, Inc. Senior Sec. Notes 6.13% due 04/15/16	115,000	116,725
Tenet Healthcare Corp Senior Sec. Notes 8.88% due 07/01/19	50,000	56,500

		336,481

MULTIMEDIA — 0.1%
News America, Inc. Company Guar. Bonds 6.40% due 12/15/35	30,000	33,750
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	40,000	47,441

		81,191

NETWORKING PRODUCTS — 0.1%
Cisco Systems, Inc. Senior Notes 5.50% due 01/15/40	80,000	95,579

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.2%
Anadarko Petroleum Corp. Senior Notes 6.38% due 09/15/17	140,000	164,744
Apache Corp. Senior Notes 5.10% due 09/01/40	90,000	104,276
Petrohawk Energy Corp. Company Guar. Notes 7.88% due 06/01/15	35,000	37,537

		306,557

OIL COMPANIES-INTEGRATED — 0.1%
ConocoPhillips Company Guar. Notes 6.50% due 02/01/39	60,000	82,009

OIL REFINING & MARKETING — 0.0%
Valero Energy Corp. Company Guar. Notes 6.63% due 06/15/37	28,000	30,580

PIPELINES — 0.5%
DCP Midstream LLC Senior Notes 5.35% due 03/15/20*	60,000	64,932
DCP Midstream LLC Senior Notes 9.75% due 03/15/19*	55,000	72,221
Energy Transfer Partners LP Senior Notes 6.05% due 06/01/41	65,000	66,805
Enterprise Products Operating LLC Company Guar. Notes 5.70% due 02/15/42	70,000	77,353
Enterprise Products Operating LLC Company Guar. Notes 7.55% due 04/15/38	50,000	66,069
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	20,000	22,497
Kinder Morgan Energy Partners LP Senior Notes 6.95% due 01/15/38	20,000	23,223
ONEOK Partners LP Senior Notes 6.13% due 02/01/41	95,000	109,212
Plains All American Pipeline LP Company Guar. Notes 5.75% due 01/15/20	100,000	112,684
Plains All American Pipeline LP/PAA Finance Corp. Company Guar. Notes 6.50% due 05/01/18	45,000	52,145

		667,141

REAL ESTATE INVESTMENT TRUSTS — 0.1%
HCP, Inc. Senior Notes 5.38% due 02/01/21	70,000	71,892
Host Hotels & Resorts LP Company Guar. Notes 6.75% due 06/01/16	60,000	62,100

		133,992

RENTAL AUTO/EQUIPMENT — 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 8.25% due 01/15/19	65,000	64,838

RETAIL-BUILDING PRODUCTS — 0.1%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	55,000	66,587

RETAIL-DISCOUNT — 0.1%
Wal-Mart Stores, Inc. Senior Notes 5.38% due 04/05/17	90,000	107,474
Wal-Mart Stores, Inc. Senior Notes 5.63% due 04/15/41	90,000	111,009

		218,483

RETAIL-DRUG STORE — 0.1%
CVS Pass-Through Trust Pass Through Certs. 7.51% due 01/10/32*	77,396	89,834

SPECIAL PURPOSE ENTITY — 0.3%
NCUA Guaranteed Notes FRS Govt. Guar. Notes 0.26% due 06/12/13(4)	360,000	359,766

TELECOM SERVICES — 0.0%
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	35,000	37,800

TELEPHONE-INTEGRATED — 0.5%
AT&T, Inc. Senior Notes 6.30% due 01/15/38	100,000	120,173
Cincinnati Bell, Inc. Company Guar. Notes 8.38% due 10/15/20	65,000	66,300
Qwest Communications International, Inc. Company Guar. Notes, Series B 7.50% due 02/15/14	70,000	70,700
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	80,000	66,400
Verizon Communications, Inc. Senior Notes 4.60% due 04/01/21	85,000	93,334
Verizon Communications, Inc. Senior Notes 6.35% due 04/01/19	115,000	140,811
Windstream Corp. Company Guar. Notes 8.13% due 09/01/18	90,000	96,300

		654,018

THEATERS — 0.1%
AMC Entertainment, Inc. Company Guar. Notes 8.75% due 06/01/19	65,000	68,738

TOBACCO — 0.1%
Altria Group, Inc. Company Guar. Notes 4.75% due 05/05/21	100,000	107,727
Philip Morris International, Inc. Senior Notes 5.65% due 05/16/18	30,000	35,616
Philip Morris International, Inc. Notes 6.38% due 05/16/38	30,000	38,490

		181,833

TOTAL U.S. CORPORATE BONDS & NOTES (cost $10,456,905)		10,899,520

Foreign Corporate Bonds & Notes — 2.2%

BANKS-COMMERCIAL — 0.8%
Council Of Europe Development Bank Senior Notes 1.50% due 01/15/15	40,000	40,639
HSBC Bank PLC Senior Notes 3.10% due 05/24/16*	275,000	277,564
ING Bank NV Senior Notes 4.00% due 03/15/16*	200,000	204,744
Standard Chartered PLC Senior Notes 5.50% due 11/18/14*	200,000	215,916
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	235,000	249,481
Westpac Banking Corp. Senior Notes 4.20% due 02/27/15	40,000	42,294

		1,030,638

BANKS-MONEY CENTER — 0.1%
Lloyds TSB Bank PLC Bank Guar. Notes 6.38% due 01/21/21	65,000	69,620

CELLULAR TELECOM — 0.3%
America Movil Sab de CV Company Guar. Notes 2.38% due 09/08/16	200,000	199,679
America Movil Sab de CV Company Guar. Notes 5.00% due 03/30/20	140,000	155,879

		355,558

DIVERSIFIED BANKING INSTITUTIONS — 0.0%
BNP Paribas Bank Guar. Notes 3.60% due 02/23/16	35,000	34,902

DIVERSIFIED MINERALS — 0.1%
Vale Overseas, Ltd. Company Guar. Notes 5.63% due 09/15/19	90,000	97,104
Xstrata Finance Canada, Ltd. Company Guar. Bonds 5.80% due 11/15/16*	65,000	70,873

		167,977

ELECTRIC-INTEGRATED — 0.1%
PPL WEM Holdings PLC Senior Notes 5.38% due 05/01/21*	145,000	155,004

FINANCE-AUTO LOANS — 0.0%
RCI Banque SA Senior Notes 4.60% due 04/12/16*	65,000	63,136

FOOD-RETAIL — 0.0%
Delhaize Group SA Company Guar. Notes 5.70% due 10/01/40	45,000	46,419

MULTIMEDIA — 0.2%
NBCUniversal Media LLC Senior Notes 4.38% due 04/01/21	130,000	138,246
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	90,000	92,925

		231,171

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.1%
EnCana Corp. Notes 6.63% due 08/15/37	90,000	109,542

OIL COMPANIES-INTEGRATED — 0.1%
Suncor Energy, Inc. Senior Notes 6.10% due 06/01/18	85,000	100,593

Suncor Energy, Inc. Senior Notes 6.50% due 06/15/38	45,000	55,788

		156,381

SATELLITE TELECOM — 0.1%
Intelsat Jackson Holdings SA Senior Notes 7.25% due 10/15/20*	75,000	75,187

SPECIAL PURPOSE ENTITY — 0.2%
IIRSA Norte Finance, Ltd. Senior Notes 8.75% due 05/30/24	193,846	226,799

STEEL-PRODUCERS — 0.0%
ArcelorMittal Senior Notes 6.75% due 03/01/41	20,000	20,046

TELEPHONE-INTEGRATED — 0.1%
AT&T Inc. Senior Notes 4.45% due 05/15/21	135,000	146,745

TELEVISION — 0.0%
Videotron Ltd. Senior Notes 6.88% due 01/15/14	18,000	18,135

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $2,733,687)		2,907,260

Foreign Government Agencies — 0.5%

SOVEREIGN — 0.5%
Federal Republic of Brazil Bonds 6.00% due 01/17/17	150,000	174,750
Federal Republic of Brazil Senior Notes 8.00% due 01/15/18	75,833	89,104
Republic of Namibia Senior Notes 5.50% due 11/03/21*	200,000	200,000
Republic of Peru Senior Bonds 8.75% due 11/21/33	40,000	60,100
Republic of South Africa Bonds 5.50% due 03/09/20	100,000	111,250

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $590,563)		635,204

U.S. Government Agencies — 15.0%

FEDERAL HOME LOAN MTG. CORP. — 4.1%
1.00% due 07/30/14	465,000	469,626
2.88% due 02/09/15	545,000	580,762
4.00% due November TBA	510,000	528,966
4.50% due November TBA	980,000	1,033,288
4.50% due December TBA	50,000	52,609
5.00% due 03/01/19	47,069	50,739
5.00% due November TBA	740,000	793,303
5.13% due 10/18/16	245,000	289,916
5.50% due 07/01/34	172,157	187,197
5.50% due November TBA	600,000	648,094
6.00% due November TBA	430,000	469,170
6.50% due 05/01/16	4,273	4,386
5.38% due 06/01/37	25,015	26,823
5.43% due 06/01/37	193,670	207,718
5.43% due 07/01/37	43,462	46,620
5.53% due 06/01/37	24,901	26,759

		5,415,976

FEDERAL NATIONAL MTG. ASSOC. — 7.9%
3.50% due 10/01/26	298,711	310,796
3.50% due November 15 TBA	685,000	711,651
3.50% due November 30 TBA	150,000	152,437
4.00% due November TBA	2,765,000	2,882,655
4.50% due November TBA	1,430,000	1,512,002
4.63% due 05/01/13	480,000	508,494
4.88% due 12/15/16	290,000	339,854
5.00% due 03/01/18	64,130	69,286
5.00% due 04/01/18	17,633	18,886
5.00% due 07/01/18	83,678	90,405
5.00% due 08/01/18	59,057	63,805
5.00% due 06/01/19	58,075	62,744
5.00% due 09/01/41	569,287	614,385
5.00% due November 15 TBA	190,000	203,953
5.00% due November 30 TBA	120,000	129,075
5.25% due 08/01/12	365,000	378,067
5.50% due 10/01/17	186,728	202,773
5.50% due 11/01/17	39,065	42,422
5.50% due 04/01/37	695,301	759,073
6.00% due 08/01/17	69,231	75,251
6.00% due November TBA	1,080,000	1,183,444
Federal National Mtg. Assoc. FRS REMIC
Series 2003-35, Class DF 0.64% due 02/25/33(2)	10,724	10,729
Federal National Mtg. Assoc. REMIC
Series 2010-116, Class BI 5.00% due 08/25/20(2)	481,826	42,136
Series 2006-63, Class AB 6.50% due 10/25/33(2)	1,879	1,878
Series 2006-63, Class AE 6.50% due 10/25/33(2)	1,804	1,803
Series 2006-59, Class DC 6.50% due 12/25/33(2)	128,052	131,414
Series 2006-78, Class BC 6.50% due 01/25/34(2)	17,170	17,325

		10,516,743

GOVERNMENT NATIONAL MTG. ASSOC. — 2.8%
4.00% due November TBA	500,000	533,281
4.50% due November TBA	165,000	179,334
4.50% due 05/15/39	219,761	239,843
4.50% due 10/20/40	793,958	862,165
5.00% due November TBA	810,000	890,114
5.50% due 01/15/34	489,691	546,643
6.00% due November TBA	250,000	279,297
7.50% due 01/15/32	84,472	99,162

		3,629,839

TENNESSEE VALLEY AUTHORITY — 0.2%
4.65% due 06/15/35	248,000	278,956

TOTAL U.S. GOVERNMENT AGENCIES (cost $19,475,921)		19,841,514

U.S. Government Treasuries — 6.0%

UNITED STATES TREASURY BONDS — 1.3%
3.50% due 02/15/39	241,000	254,895
3.75% due 08/15/41	95,000	104,975
3.88% due 08/15/40	133,000	150,020
4.38% due 05/15/41	52,000	63,830
4.50% due 08/15/39	472,000	588,673
4.75% due 02/15/41	45,000	58,500
5.38% due 02/15/31	253,000	344,119

7.63% due 02/15/25	115,000	180,658

		1,745,670

UNITED STATES TREASURY NOTES — 4.7%
0.25% due 09/15/14	1,220,000	1,214,669
1.00% due 09/30/16	2,545,000	2,546,781
1.38% due 09/30/18	701,000	690,923
2.13% due 08/15/21	135,000	134,410
2.25% due 01/31/15	580,000	612,897
2.38% due 05/31/18	987,000	1,041,670

		6,241,350

TOTAL U.S. GOVERNMENT TREASURIES (cost $7,692,236)		7,987,020

Municipal Bonds & Notes — 0.1%

California State Taxable Variable Purpose General Obligation Bonds 7.55% due 04/01/39	115,000	140,142
Illinois State Taxable-Pension General Obligation Bonds 5.10% due 06/01/33	75,000	67,199

TOTAL MUNICIPAL BONDS & NOTES (cost $193,665)		207,341

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $126,069,389)		131,422,159

Short-Term Investment Securities — 0.0%

U.S. Government Treasuries — 0.0%
United States Treasury Bills
0.01% due 11/10/11(11)	30,000	30,000
0.01% due 02/02/12(11)	10,000	10,000

Total Short-Term Investment Securities (cost $39,998)		40,000

Repurchase Agreement — 10.0%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 10/31/11 to be repurchased 11/01/11 in the amount of $13,235,004 and collateralized by $13,110,000 of United States Treasury Notes, bearing interest at 1.38%, due 11/30/15 and having an approximate value of $13,503,300 (cost $13,235,000)	13,235,000	13,235,000

TOTAL INVESTMENTS (cost $139,344,987) (10)	109.2%	144,697,159
Liabilities in excess of other assets	(9.2)	(12,223,386)

NET ASSETS	100.0%	$132,473,773

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $3,500,401 representing 2.9% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Consists of more than one type of securities traded together as a unit.

(2)	Collateralized Mortgage Obligation

(3)	Commercial Mortgage Backed Security

(4)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(5)	Illiquid security. At October 31, 2011, the aggregate value of these securities was $23 representing 0.0% of net assets.

(6)	Company has filed for Chapter 11 bankruptcy protection.

(7)	Perpetual maturity — maturity date reflects the next call date.

(8)	Bond in default

(9)	Income may be received in cash or additional bonds at the discretion of the issuer.

(10)	See Note 4 for cost of investments on a tax basis.

(11)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

ADR	— American Depository Receipt

FDIC	— Federal Deposit Insurance Corp

REMIC	— Real Estate Mortgage Investment Conduit

TBA	— Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

FRS	— Floating Rate Security
VRS	— Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at October 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of October 31, 2011	Unrealized Appreciation / (Depreciation)
18	Long	S&P 500 E-Mini Index Futures	December 2011	$1,119,652	$1,124,370	$4,718
27	Short	U.S. Treasury Notes 5 Year Futures	December 2011	3,304,646	3,310,453	(5,807)
5	Long	U.S. Treasury Notes 10 Year Futures	December 2011	648,293	645,313	(2,980)
6	Long	U.S. Treasury Notes 30 Year Futures	December 2011	821,780	834,188	12,408

						$8,339

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$78,133,906	$—	$—	$78,133,906
Asset Backed Securities	—	10,698,290	112,104	10,810,394
U.S. Corporate Bonds & Notes	—	10,539,754	359,766	10,899,520
Foreign Corporate Bonds & Notes	—	2,907,260	—	2,907,260
Foreign Government Agencies	—	635,204	—	635,204
U.S. Government Agencies	—	19,841,514	—	19,841,514
U.S. Government Treasuries	—	7,987,020	—	7,987,020
Municipals Bonds & Notes	—	207,341	—	207,341
Short Term Investment Securities:
U.S. Government Treasury Bills	—	40,000	—	40,000
Repurchase Agreement	—	13,235,000	—	13,235,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	17,126	—	—	17,126

Total	$78,151,032	$66,091,383	$471,870	$144,714,285

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts-Depreciation	$8,787	$—	$—	$8,787

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

	Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes
Balance as of 1/31/2011	$—	$42,560	$0
Accrued discounts	—	—	2
Accrued premiums	—	—	—
Realized gain	—	—	—
Realized loss	—	—	—
Change in unrealized appreciation(1)	—	—	—
Change in unrealized depreciation(1)	—	(4,560)	(204)
Net purchases	112,104	—	359,968
Net sales	—	(38,000)	—
Transfers into Level 3(2)	—	—	—
Transfers out of Level 3(2)	—	—	—

Balance as of 10/31/2011	$112,104	$—	$359,766

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2011 includes:

Asset Backed Securities	Convertible Bonds & Notes	U.S. Corporate Bonds & Notes
$—	$—	$(204)

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

MFS TOTAL RETURN PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 60.6%	Shares/ Principal Amount	Value (Note 1)

ADVERTISING AGENCIES — 0.6%
Omnicom Group, Inc.	88,890	$3,953,827

AEROSPACE/DEFENSE — 2.0%
Lockheed Martin Corp.	141,340	10,727,706
Northrop Grumman Corp.	41,090	2,372,947

		13,100,653

AEROSPACE/DEFENSE-EQUIPMENT — 1.4%
United Technologies Corp.	122,330	9,539,293

APPLICATIONS SOFTWARE — 0.4%
Check Point Software Technologies, Ltd.†	23,210	1,337,592
Microsoft Corp.	39,480	1,051,353

		2,388,945

ATHLETIC FOOTWEAR — 0.1%
NIKE, Inc., Class B	8,490	818,012

AUTO-CARS/LIGHT TRUCKS — 0.1%
General Motors Co.†	35,930	928,791

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.5%
Johnson Controls, Inc.	101,340	3,337,126

BANKS-COMMERCIAL — 0.2%
TCF Financial Corp.	55,040	585,626
Zions Bancorporation	48,820	847,515

		1,433,141

BANKS-FIDUCIARY — 1.6%
Bank of New York Mellon Corp.	303,482	6,458,097
State Street Corp.	94,110	3,801,103

		10,259,200

BANKS-SUPER REGIONAL — 1.4%
PNC Financial Services Group, Inc.	46,840	2,515,777
SunTrust Banks, Inc.	24,510	483,582
Wells Fargo & Co.	251,180	6,508,074

		9,507,433

BEVERAGES-NON-ALCOHOLIC — 0.8%
PepsiCo, Inc.	81,660	5,140,497

BEVERAGES-WINE/SPIRITS — 0.8%
Diageo PLC(1)	251,192	5,203,056

BUILDING-RESIDENTIAL/COMMERCIAL — 0.0%
Pulte Group, Inc.†	55,210	285,988

CABLE/SATELLITE TV — 0.6%
Comcast Corp., Special Class A	165,600	3,808,800

CELLULAR TELECOM — 0.8%
Vodafone Group PLC(1)	1,958,854	5,432,456

CHEMICALS-DIVERSIFIED — 1.3%
Bayer AG(1)	13,841	882,777
Celanese Corp., Series A	38,080	1,658,384
E.I. du Pont de Nemours & Co.	27,940	1,343,076
PPG Industries, Inc.	55,650	4,808,716

		8,692,953

COATINGS/PAINT — 0.2%
Sherwin-Williams Co.	18,740	1,549,985

COMMERCIAL SERVICES-FINANCE — 0.8%
Mastercard, Inc., Class A	4,400	1,527,856
Moody’s Corp.	21,790	773,327
Visa, Inc., Class A	21,980	2,049,855
Western Union Co.	64,200	1,121,574

		5,472,612

COMPUTER SERVICES — 1.7%
Accenture PLC, Class A	69,530	4,189,878
International Business Machines Corp.	36,900	6,812,847

		11,002,725

COMPUTERS — 0.3%
Hewlett-Packard Co.	71,830	1,911,396

COSMETICS & TOILETRIES — 0.8%
Avon Products, Inc.	40,080	732,663
Procter & Gamble Co.	66,264	4,240,233

		4,972,896

DATA PROCESSING/MANAGEMENT — 0.2%
Dun & Bradstreet Corp.	15,390	1,028,975
Fiserv, Inc.†	5,540	326,140

		1,355,115

DIVERSIFIED BANKING INSTITUTIONS — 3.7%
Bank of America Corp.	523,990	3,578,852
Goldman Sachs Group, Inc.	72,410	7,932,515
JPMorgan Chase & Co.	370,050	12,862,938

		24,374,305

DIVERSIFIED MANUFACTURING OPERATIONS — 2.3%
3M Co.	73,940	5,842,739
Danaher Corp.	142,370	6,883,590
Eaton Corp.	56,220	2,519,780

		15,246,109

ELECTRIC-INTEGRATED — 1.7%
American Electric Power Co., Inc.	41,360	1,624,621
Exelon Corp.	23,420	1,039,614
PG&E Corp.	65,090	2,792,361
PPL Corp.	91,540	2,688,529
Public Service Enterprise Group, Inc.	83,380	2,809,906

		10,955,031

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.5%
Intel Corp.	81,170	1,991,912
Microchip Technology, Inc.	30,790	1,113,366

		3,105,278

ELECTRONIC SECURITY DEVICES — 0.4%
Tyco International, Ltd.	61,880	2,818,634

ENGINEERING/R&D SERVICES — 0.3%
Fluor Corp.	31,610	1,797,029

ENTERPRISE SOFTWARE/SERVICE — 1.1%
Oracle Corp.	224,490	7,356,537

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
Charles Schwab Corp.	69,690	855,793

FOOD-CONFECTIONERY — 0.1%
J.M. Smucker Co.	5,071	390,568

FOOD-MISC. — 1.8%
Danone(1)	23,628	1,633,299
General Mills, Inc.	84,390	3,251,547
Kellogg Co.	24,730	1,340,613
Nestle SA(1)	101,090	5,850,051

		12,075,510

FOOD-RETAIL — 0.2%
Kroger Co.	46,720	1,082,970

INDEPENDENT POWER PRODUCERS — 0.2%
NRG Energy, Inc.†	50,290	1,077,212

INDUSTRIAL GASES — 0.7%
Air Products & Chemicals, Inc.	49,470	4,261,346

Airgas, Inc.	6,830	470,928

		4,732,274

INSTRUMENTS-CONTROLS — 0.8%
Honeywell International, Inc.	98,280	5,149,872

INSTRUMENTS-SCIENTIFIC — 0.5%
Thermo Fisher Scientific, Inc.†	63,970	3,215,772

INSURANCE BROKERS — 0.5%
Aon Corp.	70,780	3,299,764

INSURANCE-LIFE/HEALTH — 0.9%
Prudential Financial, Inc.	105,670	5,727,314

INSURANCE-MULTI-LINE — 1.8%
ACE, Ltd.	76,110	5,491,336
MetLife, Inc.	187,030	6,575,975

		12,067,311

INSURANCE-PROPERTY/CASUALTY — 1.0%
Chubb Corp.	23,430	1,570,982
Travelers Cos., Inc.	80,130	4,675,585

		6,246,567

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.7%
BlackRock, Inc.	15,146	2,389,887
Franklin Resources, Inc.	19,430	2,071,821

		4,461,708

MEDICAL INSTRUMENTS — 1.0%
Medtronic, Inc.	112,550	3,909,987
St. Jude Medical, Inc.	75,670	2,951,130

		6,861,117

MEDICAL LABS & TESTING SERVICES — 0.2%
Quest Diagnostics, Inc.	20,980	1,170,684

MEDICAL PRODUCTS — 0.8%
Becton, Dickinson and Co.	45,140	3,531,302
Covidien PLC	37,360	1,757,415

		5,288,717

MEDICAL-DRUGS — 4.0%
Abbott Laboratories	131,390	7,077,979
Johnson & Johnson	147,920	9,524,569
Merck & Co., Inc.	25,300	872,850
Pfizer, Inc.	401,975	7,742,039
Roche Holding AG(1)	6,692	1,100,190

		26,317,627

MEDICAL-HMO — 0.1%
Aetna, Inc.	14,170	563,399

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.2%
AmerisourceBergen Corp.	30,630	1,249,704

METAL PROCESSORS & FABRICATION — 0.2%
Precision Castparts Corp.	7,310	1,192,627

METAL-IRON — 0.1%
Cliffs Natural Resources, Inc.	10,770	734,729

MULTIMEDIA — 1.5%
Viacom, Inc., Class B	107,310	4,705,544
Walt Disney Co.	147,530	5,145,846

		9,851,390

NETWORKING PRODUCTS — 0.5%
Cisco Systems, Inc.	172,260	3,191,978

OIL & GAS DRILLING — 0.5%
Transocean, Ltd.	52,740	3,014,091

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.0%
Anadarko Petroleum Corp.	20,500	1,609,250
Apache Corp.	75,970	7,568,891
EOG Resources, Inc.	11,330	1,013,242
EQT Corp.	23,740	1,507,490
Noble Energy, Inc.	25,270	2,257,622
Occidental Petroleum Corp.	63,210	5,874,737

		19,831,232

OIL COMPANIES-INTEGRATED — 3.4%
Chevron Corp.	78,531	8,249,681
Exxon Mobil Corp.	144,256	11,264,951
Hess Corp.	42,910	2,684,450

		22,199,082

OIL-FIELD SERVICES — 0.1%
Schlumberger, Ltd.	12,960	952,171

PIPELINES — 0.4%
Kinder Morgan, Inc.	20,880	597,168
Williams Cos., Inc.	70,760	2,130,584

		2,727,752

RETAIL-AUTO PARTS — 0.3%
Advance Auto Parts, Inc.	32,360	2,105,665

RETAIL-DISCOUNT — 0.9%
Target Corp.	106,520	5,831,970

RETAIL-DRUG STORE — 0.6%
CVS Caremark Corp.	92,528	3,358,766
Walgreen Co.	25,480	845,936

		4,204,702

RETAIL-OFFICE SUPPLIES — 0.2%
Staples, Inc.	104,610	1,564,966

RETAIL-REGIONAL DEPARTMENT STORES — 0.4%
Kohl’s Corp.	55,280	2,930,393

RETAIL-RESTAURANTS — 0.4%
McDonald’s Corp.	25,310	2,350,034

SEMICONDUCTOR EQUIPMENT — 0.2%
ASML Holding NV	37,304	1,564,157

SHIPBUILDING — 0.0%
Huntington Ingalls Industries, Inc.†	7,065	208,418

SOAP & CLEANING PREPARATION — 0.2%
Reckitt Benckiser Group PLC(1)	20,069	1,029,403

TELEPHONE-INTEGRATED — 1.4%
AT&T, Inc.	287,850	8,436,883
CenturyLink, Inc.	30,125	1,062,208

		9,499,091

TOBACCO — 2.6%
Altria Group, Inc.	53,840	1,483,292
Philip Morris International, Inc.	185,450	12,957,391
Reynolds American, Inc.	72,060	2,787,281

		17,227,964

TOOLS-HAND HELD — 0.4%
Stanley Black & Decker, Inc.	39,944	2,550,424

TOYS — 0.6%
Hasbro, Inc.	81,810	3,113,689
Mattel, Inc.	33,530	946,887

		4,060,576

TRANSPORT-RAIL — 0.3%
Canadian National Railway Co.	15,310	1,200,610
Union Pacific Corp.	7,760	772,663

		1,973,273

TRANSPORT-SERVICES — 0.2%
United Parcel Service, Inc., Class B	21,810	1,531,934

TOTAL COMMON STOCK (cost $344,329,516)		399,909,728

Convertible Preferred Stock — 0.2%

AUTO-CARS/LIGHT TRUCKS — 0.1%
General Motors Co. Series B 4.75%	23,300	968,348
ELECTRIC-INTEGRATED — 0.1%
PPL Corp. 9.50%	7,020	399,087
TOTAL CONVERTIBLE PREFERRED STOCK (cost $1,516,000)		1,367,435

Asset Backed Securities — 2.0%

DIVERSIFIED FINANCIAL SERVICES — 2.0%
Anthracite CDO I, Ltd. FRS Series 2002, Class CIBA 0.69% due 05/24/17*(2)	$783,579	728,729
Bayview Financial Revolving Mtg. Loan Trust FRS Series 2005-E, Class M1 1.85% due 12/28/40*(3)	598,237	336,391
Capital Trust Re CDO, Ltd. Series 2005-3A, Class A2 5.16% due 06/25/35*(2)	949,382	939,889
Citigroup Commercial Mtg. Trust VRS Series 2007-C6, Class A4 5.89% due 06/10/17(4)	700,000	764,849
Citigroup/Deutsche Bank Commercial Mtg. Trust Series 2007-CD4, Class A4 5.32% due 03/11/12(4)	500,000	523,548
Credit Suisse Mtg. Capital Certs. VRS Series 2007-C5, Class A4 5.70% due 09/15/40(4)	1,116,407	1,155,281
FHLMC Multifamily Structured Pass Through Certs. Series K702, Class A2 3.15% due 02/25/18(5)	71,000	73,955
FHLMC Multifamily Structured Pass Through Certs. Series K009, Class A2 3.81% due 08/25/20(5)	647,000	686,082
FHLMC Multifamily Structured Pass Through Certs. VRS Series K701, Class A2 3.88% due 11/25/17(5)	197,389	213,741
FHLMC Multifamily Structured Pass Through Certs. Series K003, Class A5 5.09% due 03/25/19(5)	793,000	893,733
GMAC Mtg. Corp. Loan Trust VRS Series 2006-HE3, Class A3 5.81% due 10/25/36	410,732	263,269
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.48% due 02/10/17(4)	1,725,000	1,545,424
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-LDP2, Class AM 4.78% due 07/15/42(4)	765,000	789,924
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2005-CB12, Class AM 4.95% due 09/12/37(4)	800,000	840,544
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2004-C2, Class A3 5.22% due 05/15/41(4)	192,837	207,782
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2006-LDP6, Class A4 5.48% due 04/15/43(4)	170,000	189,497
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2007-LD12, Class A3 5.99% due 02/15/51(4)	600,000	644,413
Merrill Lynch/Countrywide Commercial Mtg. Trust VRS Series 2007-7, Class A4 5.74% due 06/12/50(4)	1,116,407	1,171,937
Morgan Stanley Capital I VRS Series 1998-HF2, Class X 0.99% due 11/15/30*(4)(6)	1,911,326	53,236
RAAC Series VRS Series 2004-SP3, Class AI3 4.97% due 09/25/34(5)	206,739	208,039
Residential Funding Mtg. Securities II, Inc. VRS Series 2005-HS2, Class AI3 5.32% due 12/25/35	669,000	384,145
Spirit Master Funding LLC Pass Through Series 2005-1, Class A1 5.05% due 07/20/23*(2)(3)(4)	615,836	565,676
TOTAL ASSET BACKED SECURITIES (cost $13,641,251)		13,180,084

U.S. Corporate Bonds & Notes — 6.7%

AEROSPACE/DEFENSE — 0.1%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	444,000	477,681
BANKS-COMMERCIAL — 0.2%
Credit Suisse New York Senior Notes 5.50% due 05/01/14	940,000	1,002,446
HSBC Bank USA NA Sub. Notes 4.88% due 08/24/20	480,000	468,225
		1,470,671

BANKS-FIDUCIARY — 0.2%
UBS Preferred Funding Trust V FRS Jr. Sub. Bonds 6.24% due 05/15/16(7)	1,220,000	1,101,050
BANKS-SUPER REGIONAL — 0.5%
Capital One Financial Corp. Sub. Notes 6.15% due 09/01/16	720,000	764,569
PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	600,000	658,160
Wachovia Corp. Sub. Notes 5.25% due 08/01/14	1,865,000	1,989,041
		3,411,770

BREWERY — 0.3%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 8.00% due 11/15/39	660,000	1,008,499
SABMiller PLC Senior Notes 5.50% due 08/15/13*	863,000	925,687

		1,934,186

CABLE/SATELLITE TV — 0.2%
Cox Communications, Inc. Notes 4.63% due 06/01/13	708,000	746,216
DIRECTV Holdings LLC / DIRECTV Financing Co, Inc. Company Guar. Notes 4.60% due 02/15/21	800,000	850,596

		1,596,812

CELLULAR TELECOM — 0.1%
Crown Castle Towers LLC Senior Sec. Notes 4.88% due 08/15/20*	240,000	245,338
Crown Castle Towers LLC Senior Sec. Notes 6.11% due 01/15/20*	454,000	501,667

		747,005

COMMERCIAL SERVICES-FINANCE — 0.2%
Western Union Co. Senior Notes 5.40% due 11/17/11	1,024,000	1,025,893

DIVERSIFIED BANKING INSTITUTIONS — 0.5%
Bank of America Corp. Senior Notes 7.38% due 05/15/14	325,000	347,394
Bank of America Corp. Senior Notes 7.63% due 06/01/19	460,000	499,850
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	598,000	609,356
Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	772,000	799,506
JPMorgan Chase & Co. Senior Notes 6.30% due 04/23/19	770,000	872,511
JPMorgan Chase Capital XXII Limited Guar. Notes 6.45% due 02/02/37	356,000	365,472

		3,494,089

DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp. Senior Notes 5.45% due 01/15/13	203,000	213,490
ZFS Finance USA Trust V FRS Jr. Sub. Bonds 6.50% due 05/09/37*	474,000	440,820

		654,310

ELECTRIC-GENERATION — 0.2%
Bruce Mansfield Unit 1 Pass Through Certs. Series 2001-2 6.85% due 06/01/34(3)	1,386,671	1,483,737

ELECTRIC-INTEGRATED — 0.4%
Entergy Louisiana LLC Senior Sec. Bonds 8.09% due 01/02/17	124,542	124,765
MidAmerican Funding LLC Senior Sec. Notes 6.93% due 03/01/29	166,000	204,288
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	985,000	1,255,031
PSEG Power LLC Company Guar. Notes 5.32% due 09/15/16	414,000	460,944
PSEG Power LLC Company Guar. Notes 6.95% due 06/01/12	593,000	612,875
System Energy Resources, Inc. Sec. Bonds 5.13% due 01/15/14*(3)	133,521	136,881

		2,794,784

FINANCE-AUTO LOANS — 0.2%
Toyota Motor Credit Corp. Senior Notes 3.20% due 06/17/15	390,000	411,871
Toyota Motor Credit Corp. Senior Notes 3.40% due 09/15/21	550,000	565,099

		976,970

FINANCE-CREDIT CARD — 0.1%
American Express Co. Senior Notes 5.50% due 09/12/16	710,000	802,340

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
JPMorgan Chase Capital XXVII Company Guar. Jr. Bonds 7.00% due 11/01/39	94,000	94,470
Merrill Lynch & Co., Inc. Senior Sec. Notes 6.15% due 04/25/13	720,000	739,261

		833,731

FINANCE-OTHER SERVICES — 0.1%
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/37*	711,000	830,997

FOOD-RETAIL — 0.1%
Kroger Co. Company Guar. Notes 5.00% due 04/15/13	342,000	358,276

HOTEL/MOTELS — 0.1%
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	593,000	627,165

INSURANCE-LIFE/HEALTH — 0.1%
Prudential Financial, Inc. Senior Notes 6.63% due 06/21/40	270,000	318,750

INSURANCE-MULTI-LINE — 0.1%
Metropolitan Life Global Funding I Senior Sec. Notes 5.13% due 04/10/13*	340,000	357,383

Metropolitan Life Global Funding I Senior Sec. Notes 5.13% due 06/10/14*	290,000	313,504

		670,887

INSURANCE-PROPERTY/CASUALTY — 0.2%
Chubb Corp. FRS Jr. Sub. Notes 6.38% due 03/29/67	940,000	944,700

MACHINE TOOLS & RELATED PRODUCTS — 0.1%
Kennametal, Inc. Senior Notes 7.20% due 06/15/12(3)	710,000	735,107

MEDICAL LABS & TESTING SERVICES — 0.2%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19*	848,000	1,028,174

MEDICAL PRODUCTS — 0.2%
CareFusion Corp. Senior Notes 6.38% due 08/01/19	720,000	849,410
Hospira, Inc. Senior Notes 6.05% due 03/30/17	555,000	625,328

		1,474,738

MULTIMEDIA — 0.3%
News America Holdings, Inc. Company Guar. Debentures 8.50% due 02/23/25	664,000	855,649
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 07/15/33	700,000	948,576

		1,804,225

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.2%
Anadarko Petroleum Corp. Senior Notes 6.45% due 09/15/36	860,000	996,901

OIL COMPANIES-INTEGRATED — 0.0%
Hess Corp. Senior Notes 8.13% due 02/15/19	190,000	244,566

PIPELINES — 0.3%
Duke Capital Corp. Senior Notes 8.00% due 10/01/19	708,000	889,367
Enterprise Products Operating LLC Company Guar. Senior Notes 6.50% due 01/31/19	565,000	669,979
Kinder Morgan Energy Partners LP Senior Notes 7.40% due 03/15/31	110,000	133,052
Kinder Morgan Energy Partners LP Senior Bonds 7.75% due 03/15/32	212,000	264,516

		1,956,914

PROPERTY TRUST — 0.1%
WEA Finance LLC Company Guar. Notes 4.63% due 05/10/21*	620,000	613,880
WEA Finance LLC Company Guar. Notes 6.75% due 09/02/19*	233,000	263,076

		876,956

REAL ESTATE INVESTMENT TRUSTS — 0.5%
Boston Properties LP Senior Notes 5.00% due 06/01/15	147,000	158,662
HCP, Inc. Senior Notes 5.38% due 02/01/21	460,000	472,436
HRPT Properties Trust Senior Notes 6.25% due 08/15/16	988,000	1,045,900
Kimco Realty Corp. Senior Notes 6.00% due 11/30/12	750,000	779,185
Simon Property Group LP Senior Notes 5.88% due 03/01/17	673,000	761,917

		3,218,100

RETAIL-APPAREL/SHOE — 0.0%
Limited Brands, Inc. Senior Notes 5.25% due 11/01/14	222,000	229,770

RETAIL-BUILDING PRODUCTS — 0.0%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	173,000	209,447

RETAIL-DISCOUNT — 0.3%
Wal-Mart Stores, Inc. Senior Notes 5.25% due 09/01/35	1,503,000	1,751,335

RETAIL-DRUG STORE — 0.1%
CVS Caremark Corp. Senior Notes 6.13% due 08/15/16	610,000	714,788

TELEPHONE-INTEGRATED — 0.2%
Verizon New York, Inc. Senior Notes 6.88% due 04/01/12	1,428,000	1,465,258

TELEVISION — 0.1%
Hearst-Argyle Television, Inc. Debentures 7.50% due 11/15/27	800,000	611,776

TOTAL U.S. CORPORATE BONDS & NOTES (cost $40,276,732)		43,873,859

Foreign Corporate Bonds & Notes — 3.6%

BANKS-COMMERCIAL — 1.0%
Banco Bradesco SA Sub. Notes 6.75% due 09/29/19*	392,000	419,085
BPCE SA FRS Sub. Notes 12.50% due 09/30/19*(7)	884,000	831,730
Commonwealth Bank of Australia Senior Notes 5.00% due 10/15/19*	460,000	489,612
ING Bank NV Government Guar. Notes 3.90% due 03/19/14*	830,000	887,141
Nordea Bank AB Senior Notes 4.88% due 01/14/21*(3)	470,000	500,429
Nordea Bank AB FRS Jr. Sub. Bonds 5.42% due 04/20/15*(7)	275,000	255,750

Royal Bank of Scotland PLC Government Guar. Notes 2.63% due 05/11/12*	1,480,000	1,496,151
Royal Bank of Scotland PLC Bank Guar. Notes 6.13% due 01/11/21	750,000	791,969
Santander US Debt SA Unipersonal Bank Guar. Notes 3.78% due 10/07/15*	300,000	279,384
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	860,000	912,994

		6,864,245

BANKS-MONEY CENTER — 0.3%
ABN Amro Bank NV FRS Senior Notes 2.20% due 01/30/14*	1,270,000	1,245,852
Unicredit Luxembourg Finance SA Bank Guar. Notes 6.00% due 10/31/17*	910,000	740,441

		1,986,293

BANKS-MORTGAGE — 0.1%
Achmea Hypotheekbank NV Government Guar. Notes 3.20% due 11/03/14*	570,000	601,704

BANKS-SPECIAL PURPOSE — 0.1%
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 4.88% due 06/17/19	840,000	996,221

CELLULAR TELECOM — 0.2%
Rogers Communications, Inc. Company Guar. Notes 6.80% due 08/15/18	982,000	1,194,298

DIVERSIFIED BANKING INSTITUTIONS — 0.2%
BNP Paribas FRS Jr. Sub. Notes 7.20% due 06/25/37*(7)	400,000	330,000
HSBC Holdings PLC Senior Notes 5.10% due 04/05/21	423,000	455,600
Morgan Stanley Senior Notes 6.63% due 04/01/18	720,000	750,402

		1,536,002

DIVERSIFIED FINANCIAL SERVICES — 0.1%
Irish Life & Permanent PLC Government Guar. Notes 3.60% due 01/14/13*	1,000,000	871,561

DIVERSIFIED MINERALS — 0.1%
Vale Overseas, Ltd. Company Guar. Senior Notes 4.63% due 09/15/20	189,000	191,047
Vale Overseas, Ltd. Company Guar. Notes 6.88% due 11/10/39	149,000	171,712

		362,759

ELECTRIC-INTEGRATED — 0.2%
EDP Finance BV Senior Notes 6.00% due 02/02/18*	645,000	578,454
Enel Finance International NV Company Guar. Notes 6.25% due 09/15/17*	636,000	659,269

		1,237,723

INSURANCE-MULTI-LINE — 0.1%
ING Groep NV FRS Jr. Sub. Bonds 5.78% due 12/08/15(7)	1,000,000	792,500

MACHINERY-CONSTRUCTION & MINING — 0.2%
Atlas Copco AB Senior Bonds 5.60% due 05/22/17*	900,000	1,018,363

NON-FERROUS METALS — 0.0%
Corp Nacional del Cobre de Chile Senior Notes 3.75% due 11/04/20*	260,000	257,728

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.1%
Ras Laffan Liquefied Natural Gas Co., Ltd. III Company Guar. Senior Notes 5.83% due 09/30/16*	411,174	443,040

OIL COMPANIES-INTEGRATED — 0.6%
BP Capital Markets PLC Company Guar. Notes 4.50% due 10/01/20	193,000	211,922
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	527,000	591,102
Husky Energy, Inc. Senior Notes 5.90% due 06/15/14	500,000	548,559
Husky Energy, Inc. Senior Notes 7.25% due 12/15/19	512,000	630,124
Petro-Canada Senior Notes 6.05% due 05/15/18	1,075,000	1,267,155
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	173,000	197,739
Petroleos Mexicanos Company Guar. Notes 8.00% due 05/03/19	491,000	612,523

		4,059,124

STEEL-PRODUCERS — 0.1%
ArcelorMittal Senior Notes 5.25% due 08/05/20	390,000	378,651
ArcelorMittal Senior Notes 9.85% due 06/01/19	382,000	453,183

		831,834

SUPRANATIONAL BANKS — 0.1%
Asian Development Bank Senior Notes 2.75% due 05/21/14	620,000	653,527

TELEPHONE-INTEGRATED — 0.1%
Telecom Italia Capital SA Company Guar. Notes 5.25% due 11/15/13	343,000	344,882

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $23,305,723)		24,051,804

Foreign Government Agencies — 0.4%

SOVEREIGN — 0.4%
AID-Egypt Government Guar. Notes 4.45% due 09/15/15	785,000	879,620
Republic of Peru Senior Bonds 7.35% due 07/21/25	102,000	133,110
Russian Federation Senior Bonds 3.63% due 04/29/15*(3)	1,400,000	1,424,500
Societe Financement de l’Economie Francaise Government Liquidated Guar. Notes 3.38% due 05/05/14*	468,000	491,391

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $2,751,163)		2,928,621

Municipal Bonds & Notes — 0.1%

New Jersey State Turnpike Authority Revenue Bonds 7.41% due 01/01/40 (cost $702,617)	675,000	915,644

U.S. Government Agencies — 13.4%

FEDERAL HOME LOAN MTG. CORP. — 4.0%
4.00% due 04/01/24	1,184,788	1,243,989
4.00% due 11/01/40	1,961,994	2,038,596
4.00% due 01/01/41	2,088,802	2,170,355
4.50% due 08/01/18	288,685	308,652
4.50% due 11/01/18	464,150	496,254
4.50% due 01/01/19	123,193	131,713
4.50% due 03/01/19	36,418	38,663
4.50% due 08/01/19	22,089	23,638
4.50% due 02/01/20	43,115	46,138
4.50% due 08/01/24	1,247,688	1,326,187
4.50% due 04/01/35	357,405	379,553
4.63% due 10/25/12	2,500,000	2,607,650
5.00% due 03/01/18	165,334	178,223
5.00% due 05/01/18	80,964	87,276
5.00% due 09/01/18	137,546	148,269
5.00% due 02/01/19	286,123	308,428
5.00% due 09/01/33	684,929	737,086
5.00% due 11/01/33	391,234	421,028
5.00% due 03/01/34	237,339	258,972
5.00% due 04/01/34	125,144	134,596
5.00% due 08/01/35	179,089	192,502
5.00% due 10/01/35	597,472	646,493
5.00% due 11/01/35	1,594,435	1,713,862
5.00% due 12/01/36	274,917	295,509
5.00% due 07/01/39	1,803,301	1,935,555
5.50% due 01/01/19	262,123	286,039
5.50% due 04/01/19	19,835	21,571
5.50% due 06/01/19	10,824	11,812
5.50% due 07/01/19	72,729	79,092
5.50% due 10/01/24	153,064	166,723
5.50% due 06/01/25	244,739	266,579
5.50% due 07/01/25	127,462	138,836
5.50% due 08/01/25	198,013	215,683
5.50% due 09/01/25	124,527	135,640
5.50% due 12/01/33	215,392	234,243
5.50% due 01/01/34	574,953	625,272
5.50% due 04/01/34	94,998	104,574
5.50% due 11/01/34	60,335	65,832
5.50% due 05/01/35	50,240	54,818
5.50% due 09/01/35	125,548	136,987
5.50% due 10/01/35	141,642	155,234
6.00% due 04/01/16	11,164	12,098
6.00% due 04/01/17	44,627	48,445
6.00% due 07/01/17	27,196	29,523
6.00% due 10/01/17	33,459	36,322
6.00% due 08/01/19	135,441	147,369
6.00% due 09/01/19	38,506	42,017
6.00% due 11/01/19	58,971	64,348
6.00% due 05/01/21	47,668	52,015
6.00% due 10/01/21	144,329	157,579
6.00% due 02/01/23	215,908	236,593
6.00% due 12/01/25	82,805	90,530
6.00% due 02/01/26	73,175	80,002
6.00% due 04/01/34	83,891	92,951
6.00% due 07/01/34	310,371	342,596
6.00% due 08/01/34	668,570	739,284
6.00% due 09/01/34	99,060	109,397
6.00% due 07/01/35	160,029	175,960
6.00% due 08/01/35	135,562	149,058
6.00% due 11/01/35	355,859	392,842
6.00% due 03/01/36	118,925	131,143
6.00% due 07/01/36	85,161	94,810
6.00% due 10/01/36	296,826	327,396
6.00% due 01/01/37	228,599	252,357
6.00% due 03/01/37	229,341	251,814
6.00% due 05/01/37	410,222	452,854
6.00% due 06/01/37	384,328	424,270
6.50% due 05/01/34	52,343	58,968
6.50% due 06/01/34	69,086	77,583
6.50% due 08/01/34	373,885	421,131
6.50% due 10/01/34	141,792	160,007
6.50% due 11/01/34	5,098	5,720
6.50% due 05/01/37	135,478	151,103
6.50% due 07/01/37	189,692	211,570

		26,587,777

FEDERAL NATIONAL MFG. ASSOC. — 6.8%
Series 2011-M7, Class A2 2.58% due 09/25/18(2)(5)	412,000	415,667
3.80% due 02/01/18	89,197	95,753
4.01% due 08/01/13	77,699	80,608
4.02% due 08/01/13	216,062	224,862
4.50% due 04/01/18	164,048	175,773
4.50% due 06/01/18	229,099	245,473
4.50% due 07/01/18	100,517	107,701
4.50% due 03/01/19	139,697	149,724
4.50% due 04/01/20	257,627	276,120
4.50% due 05/01/20	64,167	68,773
4.50% due 07/01/20	75,596	81,023
4.50% due 08/01/33	800,806	851,357
4.50% due 02/01/35	173,304	184,136
4.50% due 09/01/35	198,404	210,742
4.50% due 02/01/41	462,381	491,569
4.50% due 04/01/41	584,932	621,856
4.56% due 05/01/14	352,826	376,431
4.63% due 04/01/14	193,115	205,506
4.72% due 12/01/12	483,265	490,812
4.77% due 04/01/13	46,575	48,025
4.84% due 08/01/14	518,830	555,076
4.87% due 02/01/14	289,099	303,621
4.88% due 03/01/20	124,606	136,457
4.94% due 08/01/15	200,000	219,217
5.00% due 02/01/18	679,015	733,605
5.00% due 12/01/18	344,327	372,009
5.00% due 07/01/19	151,367	164,104
5.00% due 11/01/19	168,854	182,534
5.00% due 03/01/20	69,151	74,901
5.00% due 07/01/20	95,610	103,656
5.00% due 08/01/20	57,747	62,606
5.00% due 11/01/33	323,141	348,740
5.00% due 03/01/34	384,082	414,479
5.00% due 05/01/34	120,452	129,957
5.00% due 08/01/34	136,188	146,934
5.00% due 09/01/34	345,322	372,570

5.00% due 01/01/35	279,795	301,873
5.00% due 06/01/35	546,965	589,782
5.00% due 07/01/35	829,575	894,516
5.00% due 08/01/35	249,958	269,525
5.00% due 09/01/35	203,316	219,232
5.00% due 10/01/35	1,110,183	1,197,090
5.00% due 08/01/36	270,541	291,719
5.00% due 10/01/39	285,276	307,251
5.00% due 11/01/39	361,734	392,866
5.00% due 11/01/40	193,482	209,716
5.00% due 01/01/41	82,579	89,507
5.00% due 03/01/41	122,501	132,779
5.27% due 12/01/16	326,602	361,761
5.37% due 02/01/13	276,483	286,621
5.37% due 05/01/18	510,000	573,536
5.50% due 11/01/17	174,046	187,524
5.50% due 01/01/18	300,938	326,796
5.50% due 02/01/18	155,613	167,902
5.50% due 07/01/19	227,571	249,231
5.50% due 08/01/19	59,741	65,360
5.50% due 09/01/19	250,397	274,241
5.50% due 01/01/21	173,952	190,965
5.50% due 03/01/21	61,166	67,148
5.50% due 05/01/22	89,143	97,862
5.50% due 02/01/33	326,667	356,578
5.50% due 06/01/33	442,316	482,815
5.50% due 07/01/33	1,703,297	1,859,256
5.50% due 11/01/33	502,151	548,129
5.50% due 12/01/33	81,431	88,888
5.50% due 01/01/34	341,315	373,257
5.50% due 02/01/34	691,658	757,059
5.50% due 03/01/34	81,574	90,687
5.50% due 04/01/34	156,433	172,175
5.50% due 05/01/34	677,943	748,277
5.50% due 06/01/34	46,678	51,149
5.50% due 07/01/34	822,242	900,995
5.50% due 09/01/34	1,295,896	1,419,349
5.50% due 10/01/34	1,836,758	2,012,684
5.50% due 11/01/34	1,882,381	2,062,678
5.50% due 12/01/34	872,827	956,427
5.50% due 01/01/35	1,098,395	1,203,600
5.50% due 04/01/35	141,966	155,564
5.50% due 09/01/35	542,394	596,973
5.50% due 01/01/36	124,606	135,977
5.50% due 06/01/36	254,155	280,960
5.50% due 03/01/37	228,117	252,177
5.72% due 07/01/16	184,024	204,532
6.00% due 01/01/17	183,784	199,536
6.00% due 08/01/17	109,623	119,155
6.00% due 03/01/18	34,237	37,214
6.00% due 11/01/18	268,732	291,765
6.00% due 01/01/21	82,779	90,547
6.00% due 05/01/21	41,201	45,041
6.00% due 07/01/21	179,767	196,635
6.00% due 11/01/25	82,825	90,926
6.00% due 04/01/34	565,208	628,971
6.00% due 05/01/34	259,677	288,971
6.00% due 06/01/34	1,031,333	1,148,706
6.00% due 07/01/34	553,536	614,059
6.00% due 08/01/34	556,347	618,334
6.00% due 10/01/34	675,099	749,093
6.00% due 11/01/34	69,032	76,820
6.00% due 12/01/34	37,055	41,085
6.00% due 08/01/35	122,403	135,714
6.00% due 09/01/35	375,330	416,617
6.00% due 10/01/35	229,271	255,651
6.00% due 11/01/35	87,143	96,620
6.00% due 12/01/35	638,982	710,208
6.00% due 02/01/36	376,427	418,395
6.00% due 03/01/36	68,129	75,538
6.00% due 04/01/36	213,440	237,057
6.00% due 06/01/36	159,855	177,306
6.00% due 12/01/36	149,784	166,073
6.00% due 03/01/37	179,912	197,622
6.00% due 07/01/37	335,507	371,725
6.50% due 06/01/31	124,025	139,831
6.50% due 07/01/31	40,036	45,138
6.50% due 09/01/31	157,919	178,044
6.50% due 02/01/32	39,794	44,866
6.50% due 07/01/32	337,727	380,699
6.50% due 08/01/32	245,603	276,288
6.50% due 01/01/33	151,106	169,985
6.50% due 04/01/34	37,237	41,657
6.50% due 06/01/34	49,526	55,404
6.50% due 08/01/34	246,204	275,657
6.50% due 05/01/36	169,709	189,658
6.50% due 01/01/37	105,821	117,720
6.50% due 02/01/37	532,359	591,710
6.50% due 05/01/37	248,838	276,662
6.50% due 07/01/37	206,089	229,348
7.50% due 02/01/30	18,560	21,617
7.50% due 03/01/31	63,681	74,561
7.50% due 02/01/32	38,094	44,603

		44,826,198

GOVERNMENT NATIONAL MTG. ASSOC. — 2.1%
4.00% due 01/20/41	2,066,892	2,206,770
4.50% due 07/20/33	40,090	43,897
4.50% due 09/20/33	280,569	306,601
4.50% due 12/20/34	162,171	177,116
4.50% due 11/15/39	1,857,862	2,026,757
4.50% due 03/15/40	467,663	512,077
4.50% due 06/15/40	286,522	312,659
4.50% due 01/20/41	552,882	600,379
5.00% due 07/20/33	61,082	67,688
5.00% due 06/15/34	245,834	271,731
5.00% due 10/15/34	125,544	138,670
5.00% due 05/15/39	1,367,500	1,504,717
5.00% due 09/15/39	1,747,729	1,923,099
5.50% due 11/15/32	249,720	278,811
5.50% due 05/15/33	1,249,194	1,394,717
5.50% due 08/15/33	97,604	108,974
5.50% due 12/15/33	314,428	351,076
5.50% due 09/15/34	116,878	130,421
5.50% due 10/15/35	14,254	15,884
6.00% due 09/15/32	282,895	317,663
6.00% due 04/15/33	278,993	313,282
6.00% due 02/15/34	164,994	185,839
6.00% due 07/15/34	137,544	154,921
6.00% due 09/15/34	113,900	127,755
6.00% due 01/20/35	67,358	75,586
6.00% due 02/20/35	96,391	108,167
6.00% due 04/20/35	50,848	57,060
6.00% due 01/15/38	451,645	508,705

		14,221,022

SMALL BUSINESS ADMINISTRATION — 0.4%
Series 2003-20G, Class 1 4.35% due 07/01/23	81,714	87,691
Series 2004-20D, Class 1 4.77% due 04/01/24	225,847	245,167
Series 2005-20C, Class 1 4.95% due 03/01/25	555,125	606,588

Series 2004-20I, Class 1 4.99% due 09/01/24	347,819	379,807
Series 2004-20E, Class 1 5.18% due 05/01/24	404,644	443,026
Series 2004-20F, Class 1 5.52% due 06/01/24	577,525	638,346

		2,400,625

SOVEREIGN AGENCY — 0.1%
Financing Corp. Senior Sec. Bonds 9.65% due 11/02/18	235,000	348,806

TOTAL U.S. GOVERNMENT AGENCIES (cost $82,140,850)		88,384,428

U.S. Government Treasuries — 11.8%

UNITED STATES TREASURY BONDS — 3.5%
4.50% due 08/15/39	8,376,400	10,446,945
5.00% due 05/15/37	4,072,000	5,430,395
5.25% due 02/15/29	2,277,000	3,012,756
5.38% due 02/15/31	439,000	597,108
6.00% due 02/15/26	1,143,000	1,592,700
6.25% due 08/15/23	611,000	850,627
6.75% due 08/15/26	377,000	562,849
8.00% due 11/15/21	318,000	486,441

		22,979,821

UNITED STATES TREASURY NOTES — 8.3%
0.50% due 08/15/14	2,489,000	2,496,591
1.38% due 01/15/13	4,397,000	4,460,035
1.50% due 12/31/13	2,374,000	2,435,389
1.88% due 04/30/14	9,363,000	9,717,773
2.00% due 11/30/13	1,361,000	1,408,954
2.13% due 05/31/15	6,777,000	7,150,277
2.63% due 02/29/16	505,000	544,138
2.75% due 10/31/13	6,188,000	6,492,085
3.13% due 05/15/19	5,832,000	6,412,920
3.50% due 05/31/13	1,900,000	1,997,820
3.75% due 11/15/18	6,163,000	7,050,854
3.88% due 02/15/13	462,000	483,855
4.13% due 05/15/15	1,220,000	1,372,500
4.75% due 05/15/14	829,000	920,968
8.50% due 02/15/20	1,341,000	2,034,129

		54,978,288

TOTAL U.S. GOVERNMENT TREASURIES (cost $72,726,968)		77,958,109

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $581,390,820)		652,569,712

TOTAL INVESTMENTS (cost $581,390,820)(8)	98.8%	652,569,712
Other assets less liabilities	1.2	7,785,201

NET ASSETS	100.0%	$660,354,913

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $23,493,588 representing 3.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $21,131,232 representing 3.2% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.
(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.
(3)	Illiquid security. At October 31, 2011, the aggregate value of these securities was $6,729,535 representing 1.0% of net assets.
(4)	Commercial Mortgage Backed Security
(5)	Collateralized Mortgage Obligation
(6)	Interest Only
(7)	Perpetual maturity - maturity date reflects the next call date.
(8)	See Note 4 for cost of investments on a tax basis.
FRS	— Floating Rate Security
VRS	— Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at October 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$378,778,496	$21,131,232	#	$—	$399,909,728
Convertible Preferred Stock	1,367,435	—		—	1,367,435
Asset Backed Securities	—	10,945,790		2,234,294	13,180,084
U.S. Corporate Bonds & Notes	—	43,873,859		—	43,873,859
Foreign Corporate Bonds & Notes	—	24,051,804		—	24,051,804
Foreign Government Agencies	—	2,928,621		—	2,928,621
Municipal Bonds & Notes	—	915,644		—	915,644
U.S. Government Agencies	—	87,968,761		415,667	88,384,428
U.S. Government Treasuries	—	77,958,109		—	77,958,109

Total	$380,145,931	$269,773,820		$2,649,961	$652,569,712

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $21,131,232 representing 3.2% of net assets. (See Note 1).

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

	Asset Backed Securities	U.S. Government Agencies
Balance as of 1/31/2011	$3,534,533	$—
Accrued discounts	—	—
Accrued premiums	—	—
Realized gain	37,745	—
Realized loss	—	—
Change in unrealized appreciation(1)	110,878	1,607
Change in unrealized depreciation(1)	(65,800)	—
Net purchases	—	414,060
Net sales	(1,046,671)	—
Transfers into Level 3(2)	—	—
Transfers out of Level 3(2)	(336,391)	—

Balance as of 10/31/2011	$2,234,294	$415,667

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2011 includes:

Asset Backed Securities	U.S. Government Agencies
$ (11,302)	$1,607

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

TELECOM UTILITY PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 88.9%	Shares/ Principal Amount	Value (Note 1)

CABLE/SATELLITE TV — 6.2%
Comcast Corp., Special Class A	60,390	$1,388,970
Kabel Deutschland Holding AG†(2)	8,438	479,423
Liberty Global, Inc., Class A†	6,830	274,430
Time Warner Cable, Inc.	8,712	554,867

		2,697,690

CELLULAR TELECOM — 6.6%
Cellcom Israel, Ltd.	23,460	517,058
Millicom International Cellular SA(2)	830	91,124
Mobile Telesystems OJSC ADR	20,835	297,732
MTN Group, Ltd.(2)	12,378	214,566
NII Holdings, Inc.†	23,470	552,249
Tim Participacoes SA ADR	26,986	702,716
Vodafone Group PLC(2)	174,517	483,985

		2,859,430

COAL — 0.5%
Arch Coal, Inc.	12,820	233,580

ELECTRIC-DISTRIBUTION — 0.6%
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	15,620	280,220

ELECTRIC-GENERATION — 6.0%
AES Corp.†	91,360	1,025,059
CEZ AS(2)	22,150	936,315
China Hydroelectric Corp. ADR†	10,260	15,903
E. ON Russia JSC	663,314	46,432
Tractebel Energia SA	34,900	559,018

		2,582,727

ELECTRIC-INTEGRATED — 26.8%
American Electric Power Co., Inc.	21,662	850,883
Cia Paranaense de Energia-Copel ADR	7,990	161,238
CMS Energy Corp.	58,800	1,224,216
Constellation Energy Group, Inc.	12,680	503,396
E.ON AG(2)	5,264	127,265
Edison International	24,400	990,640
EDP - Energias de Portugal SA(2)	223,832	703,959
EDP - Energias do Brasil SA	14,400	310,336
Enel OGK-5 OJSC†	716,380	42,983
Enersis SA ADR	14,540	285,420
Exelon Corp.	3,240	143,824
FirstEnergy Corp.	5,910	265,714
Fortum Oyj(2)	25,511	620,672
GDF Suez(2)	4,887	137,615
Light SA	30,720	478,644
NextEra Energy, Inc.	11,460	646,344
Northeast Utilities	6,060	209,494
NV Energy, Inc.	16,680	267,547
OGE Energy Corp.	10,590	547,927
PG&E Corp.	14,560	624,624
PPL Corp.	15,690	460,815
Public Service Enterprise Group, Inc.	31,760	1,070,312
Scottish & Southern Energy PLC(2)	13,025	279,923
TGK-1 OAO	139,117,740	41,735
Tokyo Metropolitan Government(2)	112,429	609,574

		11,605,100

ELECTRIC-TRANSMISSION — 1.3%
Red Electrica Corp. SA(2)	11,543	557,113

ENERGY-ALTERNATE SOURCES — 0.8%
EDP Renovaveis SA†(2)	60,339	361,709

GAS-DISTRIBUTION — 5.7%
AGL Resources, Inc.	5,390	226,057
CenterPoint Energy, Inc.	26,800	558,512
Enagas SA(2)	27,853	548,423
National Fuel Gas Co.	750	45,967
National Grid PLC(2)	25,045	248,066
Sempra Energy	11,630	624,880
UGI Corp.	7,410	212,445

		2,464,350

INDEPENDENT POWER PRODUCERS — 4.1%
Calpine Corp.†	49,080	744,544
GenOn Energy, Inc.†	147,980	451,339
NRG Energy, Inc.†	26,489	567,394

		1,763,277

INVESTMENT COMPANIES — 0.2%
Hutchison Port Holdings Trust(2)	119,000	78,691

MULTIMEDIA — 0.5%
Viacom, Inc., Class B	5,430	238,105

OIL & GAS DRILLING — 0.3%
Transocean, Ltd.	1,950	111,443

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.1%
Energen Corp.	3,120	153,067
EQT Corp.	11,050	701,675
Noble Energy, Inc.	1,070	95,594
Occidental Petroleum Corp.	2,490	231,421
QEP Resources, Inc.	23,870	848,578
Ultra Petroleum Corp.†	6,260	199,444

		2,229,779

PIPELINES — 10.1%
El Paso Corp.	69,761	1,744,723
Kinder Morgan, Inc.	21,190	606,034
Oneok, Inc.	1,770	134,608
Spectra Energy Corp.	19,560	560,003
Williams Cos., Inc.	43,910	1,322,130

		4,367,498

TELECOM SERVICES — 4.6%
Telenet Group Holding NV(2)	12,255	471,190
Virgin Media, Inc.	51,560	1,257,033
XL Axiata Tbk PT(2)	442,000	246,826

		1,975,049

TELEPHONE-INTEGRATED — 5.9%
Bezeq The Israeli Telecommunication Corp., Ltd(2)	134,830	285,974
CenturyLink, Inc.	12,293	433,451
Deutsche Telekom AG(2)	13,710	173,819
Frontier Communications Corp.	15,290	95,716
Portugal Telecom SGPS SA(2)	24,248	173,560
TDC A/S(2)	24,713	202,936
Telecom Italia SpA RSP (2)	297,034	312,677
Telefonica Brasil SA ADR	30,493	884,907

		2,563,040

WATER — 0.8%
Companhia de Saneamento de Minas Gerais	18,500	347,404

WEB PORTALS/ISP — 0.1%
Charter Communications, Inc.†	1,130	51,912

WIRELESS EQUIPMENT — 2.7%
American Tower Corp., Class A†	8,220	452,922
Crown Castle International Corp.†	8,680	359,005
SBA Communications Corp., Class A†	9,400	358,046

		1,169,973

TOTAL COMMON STOCK (cost $33,792,601)		38,538,090

Convertible Preferred Stock — 2.7%

ELECTRIC-INTEGRATED — 2.7%
Great Plains Energy, Inc. 12.00%	4,370	281,428
NextEra Energy, Inc. 7.00%	5,130	271,839
PPL Corp. 8.75%	5,070	276,771
PPL Corp. 9.50%	6,080	345,648

TOTAL CONVERTIBLE PREFERRED STOCK (cost $1,108,766)		1,175,686

Preferred Stock — 0.8%

ELECTRIC-GENERATION — 0.5%
AES Tiete SA	14,200	202,390

ELECTRIC-INTEGRATED — 0.3%
Cia Paranaense de Energia	7,000	140,053

TOTAL PREFERRED STOCK (cost $283,023)		342,443

Convertible Bonds & Notes — 1.2%

TELECOM SERVICES — 0.7%
Virgin Media, Inc. Senior Notes 6.50% due 11/15/16	$204,000	308,040

WIRELESS EQUIPMENT — 0.5%
SBA Communications Corp. Senior Notes 4.00% due 10/01/14	138,000	191,648

TOTAL CONVERTIBLE BONDS & NOTES (cost $430,477)		499,688

U.S. Corporate Bonds & Notes — 0.5%

INDEPENDENT POWER PRODUCERS — 0.5%
GenOn Energy, Inc. Senior Notes 9.88% due 10/15/20 (cost $216,786)	217,000	228,935

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $35,831,653)		40,784,842

Short-Term Investment Securities — 4.0%

COMMERCIAL PAPER — 4.0%
General Electric Co. Disc. Notes 0.40% due 11/01/11	422,000	422,000
United Technologies Corp. 0.40% due 11/01/11	1,328,000	1,328,000

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $1,750,000)		1,750,000

TOTAL INVESTMENTS (cost $37,581,653)(1)	98.1%	42,534,842
Other assets less liabilities	1.9	837,889

NET ASSETS	100.0%	$43,372,731

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

(2)	Security was valued using fair value procedure at October 31, 2011. The aggregated value of these securities was $ 8,345,405 representing 19.2% of net assets. Securities are classified as level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

ADR — American Depository Receipt

SDR — Swedish Depository Receipt

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Barclays Bank PLC	BRL	301,000	USD	186,783	11/3/2011	$11,461	$—
	BRL	301,000	USD	172,305	2/2/2012	523	—
	EUR	11,030	USD	14,696	1/12/2012	—	(558)
	GBP	566,316	USD	870,433	1/12/2012	—	(39,454)
	USD	175,818	BRL	301,000	11/3/2011	—	(497)
	USD	15,232	EUR	10,729	1/12/2012	—	(394)
	USD	34,846	GBP	22,074	1/12/2012	621	—

						12,605	(40,903)

Citibank N.A.	EUR	25,716	USD	35,152	1/12/2012	—	(413)

Credit Suisse London Branch	BRL	220,000	USD	135,886	11/4/2011	7,777	—
	USD	14,393	GBP	9,357	1/12/2012	640	—

						8,417	—

Deutsche Bank AG London	BRL	285,000	USD	175,926	11/4/2011	9,965	—
	EUR	97,187	USD	131,235	1/12/2012	—	(3,176)
	GBP	566,316	USD	870,544	1/12/2012	—	(39,343)
	USD	10,465	GBP	6,700	1/12/2012	299	—

						10,264	(42,519)

HSBC Bank	BRL	998,803	USD	591,533	11/3/2011	9,768	—
	BRL	282,868	USD	170,866	11/7/2011	6,269	—
	BRL	998,803	USD	574,355	2/2/2012	4,334	—
	EUR	13,472	USD	18,127	1/12/2012	—	(505)
	USD	586,152	BRL	998,803	11/3/2011	—	(4,387)

						20,371	(4,892)

JPMorgan Chase Bank N.A.	BRL	998,803	USD	575,301	11/3/2011	—	(6,463)
	BRL	181,000	USD	110,576	11/4/2011	5,177	—
	EUR	97,187	USD	131,002	1/12/2012	—	(3,409)
	USD	591,533	BRL	998,803	11/3/2011	—	(9,768)

						5,177	(19,640)

UBS AG	EUR	1,949,655	USD	2,657,633	12/15/2011	—	(39,103)
	USD	24,428	EUR	17,693	1/12/2012	42	—

						42	(39,103)

Net Unrealized Appreciation/(Depreciation)						$56,876	$(147,470)

BRL — Brazilian Real

EUR — Euro Dollar

GBP — British Pound

USD — United States Dollar

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Cable/Satellite TV	$2,218,267	$479,423	#	$—	$2,697,690
Cellular Telecom	2,069,755	789,675	#	—	2,859,430
Electric-Generation	1,646,412	936,315	#	—	2,582,727
Electric-Integrated	9,126,092	2,479,008	#	—	11,605,100
Gas-Distribution	1,667,861	796,489	#	—	2,464,350
Oil Companies — Exploration & Production	2,229,779	—		—	2,229,779
Pipelines	4,367,498	—		—	4,367,498
Telephone-Integrated	1,414,074	1,148,966	#	—	2,563,040
Other Industries*	5,452,947	1,715,529	#	—	7,168,476
Convertible Preferred Stocks	1,175,686	—		—	1,175,686
Preferred Stocks	342,443	—		—	342,443
Convertible Bonds & Notes	—	499,688		—	499,688
U.S. Corporate Bonds & Notes	—	228,935		—	228,935
Short-Term Investment Securities:
Commercial Paper	—	1,750,000		—	1,750,000
Other Financial Instruments:@
Forward Foreign Currency Contracts-Apreciation	—	56,876		—	56,876

Total	$31,710,814	$10,880,904		$—	$42,591,718

LIABILITIES:
Other Financial Instruments:@
Forward Foreign Currency Contracts-Depreciation	$—	$147,470		$—	$147,470

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $8,345,405 representing 19.2% of net assets. (See Note 1).

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

EQUITY INDEX PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 96.0%	Shares/ Principal Amount	Value (Note 1)

ADVERTISING AGENCIES — 0.1%
Interpublic Group of Cos., Inc.	634	$6,011
Omnicom Group, Inc.	388	17,258

		23,269

AEROSPACE/DEFENSE — 1.1%
Boeing Co.	1,006	66,185
General Dynamics Corp.	492	31,581
Lockheed Martin Corp.	375	28,463
Northrop Grumman Corp.	382	22,061
Raytheon Co.	485	21,432
Rockwell Collins, Inc.	203	11,333

		181,055

AEROSPACE/DEFENSE-EQUIPMENT — 0.7%
Goodrich Corp.	174	21,338
United Technologies Corp.	1,230	95,915

		117,253

AGRICULTURAL CHEMICALS — 0.6%
CF Industries Holdings, Inc.	102	16,552
Monsanto Co.	724	52,671
Mosaic Co.	381	22,311

		91,534

AGRICULTURAL OPERATIONS — 0.2%
Archer-Daniels-Midland Co.	922	26,683

AIRLINES — 0.1%
Southwest Airlines Co.	1,065	9,106

APPAREL MANUFACTURERS — 0.3%
Coach, Inc.	397	25,833
Ralph Lauren Corp.	86	13,656
VF Corp.	121	16,724

		56,213

APPLIANCES — 0.0%
Whirlpool Corp.	101	5,132

APPLICATIONS SOFTWARE — 2.2%
Citrix Systems, Inc.†	262	19,082
Compuware Corp.†	289	2,442
Intuit, Inc.	417	22,380
Microsoft Corp.	10,087	268,617
Red Hat, Inc.†	256	12,710
Salesforce.com, Inc.†	186	24,770

		350,001

ATHLETIC FOOTWEAR — 0.3%
NIKE, Inc., Class B	516	49,717

AUDIO/VIDEO PRODUCTS — 0.0%
Harman International Industries, Inc.	93	4,014

AUTO-CARS/LIGHT TRUCKS — 0.4%
Ford Motor Co.†	5,156	60,222

AUTO-HEAVY DUTY TRUCKS — 0.1%
PACCAR, Inc.	503	21,750

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.2%
Johnson Controls, Inc.	927	30,526

BANKS-COMMERCIAL — 0.3%
BB&T Corp.	958	22,360
First Horizon National Corp.	349	2,440
M&T Bank Corp.	166	12,634
Regions Financial Corp.	1,667	6,551
Zions Bancorporation	244	4,236

		48,221

BANKS-FIDUCIARY — 0.5%
Bank of New York Mellon Corp.	1,679	35,729
Northern Trust Corp.	319	12,910
State Street Corp.	687	27,748

		76,387

BANKS-SUPER REGIONAL — 2.3%
Capital One Financial Corp.	628	28,674
Comerica, Inc.	266	6,796
Fifth Third Bancorp	1,218	14,628
Huntington Bancshares, Inc.	1,143	5,921
KeyCorp	1,262	8,910
PNC Financial Services Group, Inc.	716	38,456
SunTrust Banks, Inc.	752	14,837
US Bancorp	2,606	66,688
Wells Fargo & Co.	7,157	185,438

		370,348

BEVERAGES-NON-ALCOHOLIC — 2.3%
Coca-Cola Co.	3,102	211,929
Coca-Cola Enterprises, Inc.	422	11,318
Dr. Pepper Snapple Group, Inc.	287	10,748
PepsiCo, Inc.	2,148	135,216

		369,211

BEVERAGES-WINE/SPIRITS — 0.2%
Beam, Inc.	205	10,133
Brown-Forman Corp., Class B	134	10,014
Constellation Brands, Inc., Class A†	244	4,934

		25,081

BREWERY — 0.1%
Molson Coors Brewing Co., Class B	216	9,145

BROADCAST SERVICES/PROGRAM — 0.1%
Discovery Communications, Inc., Class A†	388	16,862
Scripps Networks Interactive, Inc., Class A	131	5,565

		22,427

BUILDING PRODUCTS-WOOD — 0.0%
Masco Corp.	474	4,550

BUILDING-RESIDENTIAL/COMMERCIAL — 0.1%
D.R. Horton, Inc.	368	4,096
Lennar Corp., Class A	213	3,523
Pulte Group, Inc.†	446	2,310

		9,929

CABLE/SATELLITE TV — 1.0%
Cablevision Systems Corp., Class A	298	4,312
Comcast Corp., Class A	3,723	87,304
DIRECTV, Class A†	1,003	45,597
Time Warner Cable, Inc.	442	28,151

		165,364

CASINO HOTELS — 0.1%
Wynn Resorts, Ltd.	112	14,874

CASINO SERVICES — 0.0%
International Game Technology	395	6,948

CELLULAR TELECOM — 0.1%
MetroPCS Communications, Inc.†	388	3,298
Sprint Nextel Corp.†	3,965	10,190

		13,488

CHEMICALS-DIVERSIFIED — 0.8%
Dow Chemical Co.	1,606	44,775
E.I. du Pont de Nemours & Co.	1,270	61,049
FMC Corp.	95	7,495
PPG Industries, Inc.	219	18,924

		132,243

CHEMICALS-SPECIALTY — 0.3%
Eastman Chemical Co.	186	7,308
Ecolab, Inc.	323	17,390
International Flavors & Fragrances, Inc.	107	6,480
Sigma-Aldrich Corp.	162	10,608

		41,786

COAL — 0.2%
Alpha Natural Resources, Inc.†	300	7,212
Consol Energy, Inc.	300	12,828
Peabody Energy Corp.	379	16,437

		36,477

COATINGS/PAINT — 0.1%
Sherwin-Williams Co.	117	9,677

COMMERCIAL SERVICES — 0.1%
Iron Mountain, Inc.	269	8,320
Quanta Services, Inc.†	281	5,870

		14,190

COMMERCIAL SERVICES-FINANCE — 1.3%
Automatic Data Processing, Inc.	666	34,852
Equifax, Inc.	162	5,694
H&R Block, Inc.	405	6,193
Mastercard, Inc., Class A	144	50,003
Moody’s Corp.	266	9,440
Paychex, Inc.	427	12,443
Total System Services, Inc.	217	4,316
Visa, Inc., Class A	692	64,536
Western Union Co.	875	15,286

		202,763

COMPUTER AIDED DESIGN — 0.1%
Autodesk, Inc.†	303	10,484

COMPUTER SERVICES — 2.4%
Accenture PLC, Class A	873	52,607
Cognizant Technology Solutions Corp., Class A†	414	30,119
Computer Sciences Corp.	205	6,449
International Business Machines Corp.	1,616	298,362

		387,537

COMPUTERS — 3.8%
Apple, Inc.†	1,256	508,404
Dell, Inc.†	2,113	33,406
Hewlett-Packard Co.	2,816	74,934

		616,744

COMPUTERS-INTEGRATED SYSTEMS — 0.1%
Teradata Corp.†	223	13,304

COMPUTERS-MEMORY DEVICES — 0.7%
EMC Corp.†	2,803	68,701
NetApp, Inc.†	508	20,808
SanDisk Corp.†	334	16,924
Western Digital Corp.†	309	8,232

		114,665

COMPUTERS-PERIPHERY EQUIPMENT — 0.0%
Lexmark International, Inc., Class A	105	3,329

CONSULTING SERVICES — 0.0%
SAIC, Inc.†	366	4,549

CONSUMER PRODUCTS-MISC. — 0.3%
Clorox Co.	174	11,648
Kimberly-Clark Corp.	538	37,504

		49,152

CONTAINERS-METAL/GLASS — 0.1%
Ball Corp.	217	7,502
Owens-Illinois, Inc.†	217	4,357

		11,859

CONTAINERS-PAPER/PLASTIC — 0.0%
Bemis Co., Inc.	137	3,851
Sealed Air Corp.	213	3,791

		7,642

COSMETICS & TOILETRIES — 2.0%
Avon Products, Inc.	570	10,419
Colgate-Palmolive Co.	659	59,554
Estee Lauder Cos., Inc., Class A	157	15,457
Procter & Gamble Co.	3,709	237,339

		322,769

CRUISE LINES — 0.1%
Carnival Corp.	636	22,394

DATA PROCESSING/MANAGEMENT — 0.1%
Dun & Bradstreet Corp.	65	4,346
Fidelity National Information Services, Inc.	328	8,587
Fiserv, Inc.†	187	11,009

		23,942

DENTAL SUPPLIES & EQUIPMENT — 0.1%
DENTSPLY International, Inc.	187	6,912
Patterson Cos., Inc.	124	3,902

		10,814

DIALYSIS CENTERS — 0.1%
DaVita, Inc.†	124	8,680

DISPOSABLE MEDICAL PRODUCTS — 0.1%
C.R. Bard, Inc.	115	9,884

DISTRIBUTION/WHOLESALE — 0.3%
Fastenal Co.	391	14,893
Genuine Parts Co.	208	11,946
WW Grainger, Inc.	81	13,876

		40,715

DIVERSIFIED BANKING INSTITUTIONS — 3.2%
Bank of America Corp.	13,755	93,947
Citigroup, Inc.	3,958	125,033

Goldman Sachs Group, Inc.	688	75,370
JPMorgan Chase & Co.	5,288	183,811
Morgan Stanley	2,017	35,580

		513,741

DIVERSIFIED MANUFACTURING OPERATIONS — 3.1%
3M Co.	963	76,096
Danaher Corp.	772	37,326
Dover Corp.	261	14,494
Eaton Corp.	471	21,110
General Electric Co.	14,362	239,989
Illinois Tool Works, Inc.	669	32,534
Ingersoll-Rand PLC	463	14,413
Leggett & Platt, Inc.	187	4,096
Parker Hannifin Corp.	215	17,533
Textron, Inc.	367	7,127
Tyco International, Ltd.	633	28,833

		493,551

DIVERSIFIED OPERATIONS — 0.0%
Leucadia National Corp.	262	7,029

E-COMMERCE/PRODUCTS — 1.0%
Amazon.com, Inc.†	491	104,833
eBay, Inc.†	1,556	49,528

		154,361

E-COMMERCE/SERVICES — 0.3%
Expedia, Inc.	258	6,775
Netflix, Inc.†	70	5,746
priceline.com, Inc.†	67	34,017

		46,538

ELECTRIC PRODUCTS-MISC. — 0.3%
Emerson Electric Co.	1,010	48,601
Molex, Inc.	181	4,469

		53,070

ELECTRIC-GENERATION — 0.1%
AES Corp.†	870	9,761

ELECTRIC-INTEGRATED — 3.1%
Ameren Corp.	320	10,202
American Electric Power Co., Inc.	658	25,846
CMS Energy Corp.	333	6,933
Consolidated Edison, Inc.	400	23,148
Constellation Energy Group, Inc.	267	10,600
Dominion Resources, Inc.	768	39,621
DTE Energy Co.	224	11,673
Duke Energy Corp.	1,800	36,756
Edison International	450	18,270
Entergy Corp.	245	16,947
Exelon Corp.	898	39,862
FirstEnergy Corp.	570	25,627
Integrys Energy Group, Inc.	103	5,450
NextEra Energy, Inc.	576	32,486
Northeast Utilities	234	8,089
Pepco Holdings, Inc.	300	5,940
PG&E Corp.	550	23,595
Pinnacle West Capital Corp.	144	6,563
PPL Corp.	791	23,232
Progress Energy, Inc.	404	21,048
Public Service Enterprise Group, Inc.	692	23,320
SCANA Corp.	152	6,427
Southern Co.	1,153	49,810
TECO Energy, Inc.	286	5,311
Wisconsin Energy Corp.	310	10,053
Xcel Energy, Inc.	681	17,604

		504,413

ELECTRONIC COMPONENTS-MISC. — 0.2%
Jabil Circuit, Inc.	241	4,955
TE Connectivity, Ltd.	596	21,188

		26,143

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.0%
Advanced Micro Devices, Inc.†	769	4,483
Altera Corp.	453	17,178
Broadcom Corp., Class A†	660	23,819
Intel Corp.	7,103	174,308
LSI Corp.†	759	4,744
MEMC Electronic Materials, Inc.†	305	1,827
Microchip Technology, Inc.	252	9,112
Micron Technology, Inc.†	1,329	7,429
NVIDIA Corp.†	799	11,825
Texas Instruments, Inc.	1,568	48,185
Xilinx, Inc.	351	11,744

		314,654

ELECTRONIC CONNECTORS — 0.1%
Amphenol Corp., Class A	225	10,685

ELECTRONIC FORMS — 0.1%
Adobe Systems, Inc.†	684	20,116

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.1%
Agilent Technologies, Inc.†	484	17,942
FLIR Systems, Inc.	212	5,575

		23,517

ELECTRONICS-MILITARY — 0.1%
L-3 Communications Holdings, Inc.	140	9,489

ENERGY-ALTERNATE SOURCES — 0.0%
First Solar, Inc.†	78	3,882

ENGINEERING/R&D SERVICES — 0.1%
Fluor Corp.	230	13,076
Jacobs Engineering Group, Inc.†	169	6,557

		19,633

ENGINES-INTERNAL COMBUSTION — 0.2%
Cummins, Inc.	268	26,647

ENTERPRISE SOFTWARE/SERVICE — 1.2%
BMC Software, Inc.†	232	8,064
CA, Inc.	501	10,852
Oracle Corp.	5,353	175,418

		194,334

ENTERTAINMENT SOFTWARE — 0.1%
Electronic Arts, Inc.†	443	10,344

FILTRATION/SEPARATION PRODUCTS — 0.1%
Pall Corp.	154	7,880

FINANCE-CONSUMER LOANS — 0.1%
SLM Corp.	681	9,309

FINANCE-CREDIT CARD — 0.6%
American Express Co.	1,406	71,172
Discover Financial Services	758	17,858

		89,030

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
Charles Schwab Corp.	1,490	18,297
E*Trade Financial Corp.†	336	3,646

		21,943

FINANCE-OTHER SERVICES — 0.3%
CME Group, Inc.	91	25,076
IntercontinentalExchange, Inc.†	103	13,378
NASDAQ OMX Group, Inc.†	169	4,233
NYSE Euronext	347	9,220

		51,907

FOOD-CONFECTIONERY — 0.1%
Hershey Co.	205	11,732
J.M. Smucker Co.	151	11,630

		23,362

FOOD-DAIRY PRODUCTS — 0.0%
Dean Foods Co.†	243	2,362

FOOD-MEAT PRODUCTS — 0.1%
Hormel Foods Corp.	184	5,422
Tyson Foods, Inc., Class A	393	7,585

		13,007

FOOD-MISC. — 1.3%
Campbell Soup Co.	238	7,914
ConAgra Foods, Inc.	578	14,641
General Mills, Inc.	885	34,099
H.J. Heinz Co.	448	23,941
Kellogg Co.	344	18,648
Kraft Foods, Inc., Class A	2,379	83,693
McCormick & Co., Inc.	175	8,498
Sara Lee Corp.	823	14,649

		206,083

FOOD-RETAIL — 0.3%
Kroger Co.	848	19,657
Safeway, Inc.	463	8,968
SUPERVALU, Inc.	281	2,254
Whole Foods Market, Inc.	219	15,794

		46,673

FOOD-WHOLESALE/DISTRIBUTION — 0.1%
Sysco Corp.	822	22,786

GAS-DISTRIBUTION — 0.3%
CenterPoint Energy, Inc.	564	11,754
Nicor, Inc.	60	3,375
NiSource, Inc.	372	8,217
Sempra Energy	331	17,785

		41,131

GOLD MINING — 0.3%
Newmont Mining Corp.	671	44,843

HAZARDOUS WASTE DISPOSAL — 0.1%
Stericycle, Inc.†	114	9,528

HOME DECORATION PRODUCTS — 0.0%
Newell Rubbermaid, Inc.	386	5,713

HOTELS/MOTELS — 0.2%
Marriott International, Inc., Class A	374	11,781
Starwood Hotels & Resorts Worldwide, Inc.	254	12,728
Wyndham Worldwide Corp.	217	7,306

		31,815

HUMAN RESOURCES — 0.0%
Monster Worldwide, Inc.†	171	1,578
Robert Half International, Inc.	192	5,075

		6,653

INDEPENDENT POWER PRODUCERS — 0.0%
NRG Energy, Inc.†	319	6,833

INDUSTRIAL AUTOMATED/ROBOTIC — 0.1%
Rockwell Automation, Inc.	190	12,853

INDUSTRIAL GASES — 0.5%
Air Products & Chemicals, Inc.	291	25,067
Airgas, Inc.	90	6,205
Praxair, Inc.	409	41,583

		72,855

INSTRUMENTS-CONTROLS — 0.3%
Honeywell International, Inc.	1,062	55,649

INSTRUMENTS-SCIENTIFIC — 0.2%
PerkinElmer, Inc.	150	3,100
Thermo Fisher Scientific, Inc.†	520	26,140
Waters Corp.†	121	9,695

		38,935

INSURANCE BROKERS — 0.3%
AON Corp.	449	20,932
Marsh & McLennan Cos., Inc.	743	22,751

		43,683

INSURANCE-LIFE/HEALTH — 0.6%
Aflac, Inc.	639	28,812
Lincoln National Corp.	408	7,772
Principal Financial Group, Inc.	415	10,699
Prudential Financial, Inc.	664	35,989
Torchmark Corp.	139	5,689
Unum Group	402	9,584

		98,545

INSURANCE-MULTI-LINE — 1.1%
ACE, Ltd.	459	33,117
Allstate Corp.	713	18,780
American International Group, Inc.†(1)	611	15,086
Assurant, Inc.	125	4,818
Cincinnati Financial Corp.	216	6,251
Genworth Financial, Inc., Class A†	650	4,147
Hartford Financial Services Group, Inc.	590	11,357
Loews Corp.	432	17,150
MetLife, Inc.	1,438	50,560
XL Group PLC	435	9,457

		170,723

INSURANCE-PROPERTY/CASUALTY — 0.5%
Chubb Corp.	390	26,150
Progressive Corp.	887	16,862

Travelers Cos., Inc.	569	33,201

		76,213

INSURANCE-REINSURANCE — 1.2%
Berkshire Hathaway, Inc., Class B†	2,384	185,618

INTERNET INFRASTRUCTURE SOFTWARE — 0.1%
Akamai Technologies, Inc.†	244	6,573
F5 Networks, Inc.†	107	11,123

		17,696

INTERNET SECURITY — 0.2%
Symantec Corp.†	1,035	17,605
VeriSign, Inc.	220	7,060

		24,665

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.6%
Ameriprise Financial, Inc.	313	14,611
BlackRock, Inc.	138	21,775
Federated Investors, Inc., Class B	123	2,404
Franklin Resources, Inc.	202	21,539
Invesco, Ltd.	597	11,982
Janus Capital Group, Inc.	247	1,620
Legg Mason, Inc.	174	4,785
T. Rowe Price Group, Inc.	354	18,705

		97,421

LINEN SUPPLY & RELATED ITEMS — 0.0%
Cintas Corp.	148	4,424

MACHINERY-CONSTRUCTION & MINING — 0.6%
Caterpillar, Inc.	877	82,841
Joy Global, Inc.	139	12,121

		94,962

MACHINERY-FARMING — 0.3%
Deere & Co.	563	42,732

MACHINERY-GENERAL INDUSTRIAL — 0.1%
Roper Industries, Inc.	127	10,300

MACHINERY-PUMPS — 0.1%
Flowserve Corp.	74	6,859
Xylem, Inc.†	245	6,061

		12,920

MEDICAL INFORMATION SYSTEMS — 0.1%
Cerner Corp.†	193	12,242

MEDICAL INSTRUMENTS — 0.7%
Boston Scientific Corp.†	2,027	11,939
Edwards Lifesciences Corp.†	152	11,464
Intuitive Surgical, Inc.†	53	22,995
Medtronic, Inc.	1,430	49,678
St. Jude Medical, Inc.	455	17,745

		113,821

MEDICAL LABS & TESTING SERVICES — 0.1%
Laboratory Corp. of America Holdings†	134	11,236
Quest Diagnostics, Inc.	210	11,718

		22,954

MEDICAL PRODUCTS — 1.0%
Baxter International, Inc.	767	42,170
Becton, Dickinson and Co.	299	23,391
CareFusion Corp.†	296	7,578
Covidien PLC	669	31,470
Hospira, Inc.†	218	6,856
Stryker Corp.	452	21,655
Varian Medical Systems, Inc.†	155	9,101
Zimmer Holdings, Inc.†	266	13,999

		156,220

MEDICAL-BIOMEDICAL/GENE — 1.3%
Amgen, Inc.	1,255	71,874
Biogen Idec, Inc.†	328	38,166
Celgene Corp.†	624	40,454
Gilead Sciences, Inc.†	1,053	43,868
Life Technologies Corp.†	239	9,720

		204,082

MEDICAL-DRUGS — 5.4%
Abbott Laboratories	2,112	113,773
Allergan, Inc.	415	34,910
Bristol-Myers Squibb Co.	2,310	72,973
Eli Lilly & Co.	1,386	51,504
Forest Laboratories, Inc.†	364	11,393
Johnson & Johnson	3,697	238,050
Merck & Co., Inc.	4,182	144,279
Pfizer, Inc.	10,570	203,578

		870,460

MEDICAL-GENERIC DRUGS — 0.1%
Mylan, Inc.†	564	11,037
Watson Pharmaceuticals, Inc.†	167	11,216

		22,253

MEDICAL-HMO — 1.0%
Aetna, Inc.	513	20,397
CIGNA Corp.	375	16,627
Coventry Health Care, Inc.†	197	6,267
Humana, Inc.	231	19,610
UnitedHealth Group, Inc.	1,455	69,825
WellPoint, Inc.	489	33,692

		166,418

MEDICAL-HOSPITALS — 0.0%
Tenet Healthcare Corp.†	627	2,966

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.4%
AmerisourceBergen Corp.	357	14,565
Cardinal Health, Inc.	473	20,940
McKesson Corp.	336	27,401

		62,906

METAL PROCESSORS & FABRICATION — 0.2%
Precision Castparts Corp.	195	31,814

METAL-ALUMINUM — 0.1%
Alcoa, Inc.	1,486	15,989

METAL-COPPER — 0.3%
Freeport-McMoRan Copper & Gold, Inc.	1,287	51,815

METAL-IRON — 0.1%
Cliffs Natural Resources, Inc.	193	13,166

MOTORCYCLE/MOTOR SCOOTER — 0.1%
Harley-Davidson, Inc.	313	12,176

MULTIMEDIA — 1.5%
McGraw-Hill Cos., Inc.	417	17,723
News Corp., Class A	3,095	54,224
Time Warner, Inc.	1,422	49,756
Viacom, Inc., Class B	778	34,115
Walt Disney Co.	2,519	87,863

		243,681

NETWORKING PRODUCTS — 1.0%
Cisco Systems, Inc.	7,461	138,253
Juniper Networks, Inc.†	743	18,181

		156,434

NON-FERROUS METALS — 0.0%
Titanium Metals Corp.	111	1,859

NON-HAZARDOUS WASTE DISPOSAL — 0.2%
Republic Services, Inc.	424	12,067
Waste Management, Inc.	647	21,306

		33,373

OFFICE AUTOMATION & EQUIPMENT — 0.1%
Pitney Bowes, Inc.	268	5,462
Xerox Corp.	1,958	16,016

		21,478

OFFICE SUPPLIES & FORMS — 0.0%
Avery Dennison Corp.	140	3,724

OIL & GAS DRILLING — 0.2%
Diamond Offshore Drilling, Inc.	92	6,030
Helmerich & Payne, Inc.	142	7,551
Nabors Industries, Ltd.†	381	6,984
Noble Corp.†	334	12,004
Rowan Cos., Inc.†	169	5,829

		38,398

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.6%
Anadarko Petroleum Corp.	676	53,066
Apache Corp.	522	52,007
Cabot Oil & Gas Corp.	138	10,725
Chesapeake Energy Corp.	904	25,420
Denbury Resources, Inc.†	533	8,368
Devon Energy Corp.	566	36,762
EOG Resources, Inc.	367	32,821
EQT Corp.	198	12,573
Newfield Exploration Co.†	175	7,046
Noble Energy, Inc.	242	21,620
Occidental Petroleum Corp.	1,100	102,234
Pioneer Natural Resources Co.	155	13,005
QEP Resources, Inc.	234	8,319
Range Resources Corp.	224	15,420
Southwestern Energy Co.†	480	20,179

		419,565

OIL COMPANIES-INTEGRATED — 6.3%
Chevron Corp.	2,709	284,581
ConocoPhillips	1,857	129,340
Exxon Mobil Corp.	6,584	514,145
Hess Corp.	415	25,962
Marathon Oil Corp.	976	25,405
Marathon Petroleum Corp.	492	17,663
Murphy Oil Corp.	271	15,005

		1,012,101

OIL FIELD MACHINERY & EQUIPMENT — 0.5%
Cameron International Corp.†	340	16,708
FMC Technologies, Inc.†	335	15,015
National Oilwell Varco, Inc.	574	40,943

		72,666

OIL REFINING & MARKETING — 0.2%
Sunoco, Inc.	143	5,324
Tesoro Corp.†	191	4,954
Valero Energy Corp.	791	19,459

		29,737

OIL-FIELD SERVICES — 1.3%
Baker Hughes, Inc.	593	34,388
Halliburton Co.	1,248	46,626
Schlumberger, Ltd.	1,828	134,303

		215,317

PAPER & RELATED PRODUCTS — 0.1%
International Paper Co.	610	16,897
MeadWestvaco Corp.	226	6,308

		23,205

PHARMACY SERVICES — 0.4%
Express Scripts, Inc.†	669	30,593
Medco Health Solutions, Inc.†	528	28,966

		59,559

PIPELINES — 0.5%
El Paso Corp.	1,052	26,310
Oneok, Inc.	137	10,419
Spectra Energy Corp.	888	25,423
Williams Cos., Inc.	806	24,269

		86,421

PRINTING-COMMERCIAL — 0.0%
R.R. Donnelley & Sons Co.	249	4,059

PUBLISHING-NEWSPAPERS — 0.0%
Gannett Co., Inc.	319	3,729
Washington Post Co., Class B	7	2,381

		6,110

QUARRYING — 0.0%
Vulcan Materials Co.	171	5,351

REAL ESTATE INVESTMENT TRUSTS — 1.7%
Apartment Investment & Management Co., Class A	160	3,947
AvalonBay Communities, Inc.	125	16,711
Boston Properties, Inc.	205	20,293
Equity Residential	408	23,941
HCP, Inc.	561	22,356
Health Care REIT, Inc.	235	12,382
Host Hotels & Resorts, Inc.	935	13,343
Kimco Realty Corp.	539	9,416
Plum Creek Timber Co., Inc.	214	8,059
ProLogis, Inc.	637	18,957
Public Storage	194	25,036
Simon Property Group, Inc.	396	50,862
Ventas, Inc.	396	22,022

Vornado Realty Trust	254	21,034
Weyerhaeuser Co.	713	12,820

		281,179

REAL ESTATE MANAGEMENT/SERVICES — 0.0%
CBRE Group Inc†	430	7,645

RETAIL-APPAREL/SHOE — 0.3%
Abercrombie & Fitch Co., Class A	115	8,556
Gap, Inc.	459	8,675
Limited Brands, Inc.	348	14,863
Ross Stores, Inc.	161	14,125
Urban Outfitters, Inc.†	157	4,278

		50,497

RETAIL-AUTO PARTS — 0.2%
AutoZone, Inc.†	39	12,620
O’Reilly Automotive, Inc.†	180	13,689

		26,309

RETAIL-AUTOMOBILE — 0.1%
AutoNation, Inc.†	66	2,570
CarMax, Inc.†	300	9,018

		11,588

RETAIL-BEDDING — 0.1%
Bed Bath & Beyond, Inc.†	336	20,778

RETAIL-BUILDING PRODUCTS — 0.7%
Home Depot, Inc.	2,124	76,039
Lowe’s Cos., Inc.	1,722	36,197

		112,236

RETAIL-COMPUTER EQUIPMENT — 0.0%
GameStop Corp., Class A†	184	4,705

RETAIL-CONSUMER ELECTRONICS — 0.1%
Best Buy Co., Inc.	401	10,518

RETAIL-DISCOUNT — 1.5%
Big Lots, Inc.†	87	3,279
Costco Wholesale Corp.	592	49,284
Family Dollar Stores, Inc.	159	9,322
Target Corp.	920	50,370
Wal-Mart Stores, Inc.	2,373	134,597

		246,852

RETAIL-DRUG STORE — 0.7%
CVS Caremark Corp.	1,823	66,175
Walgreen Co.	1,230	40,836

		107,011

RETAIL-JEWELRY — 0.1%
Tiffany & Co.	169	13,474

RETAIL-MAJOR DEPARTMENT STORES — 0.3%
J.C. Penney Co., Inc.	189	6,063
Nordstrom, Inc.	217	11,000
Sears Holdings Corp.†	51	3,987
TJX Cos., Inc.	516	30,408

		51,458

RETAIL-OFFICE SUPPLIES — 0.1%
Staples, Inc.	991	14,825

RETAIL-REGIONAL DEPARTMENT STORES — 0.2%
Kohl’s Corp.	390	20,674
Macy’s, Inc.	593	18,104

		38,778

RETAIL-RESTAURANTS — 1.4%
Chipotle Mexican Grill, Inc.†	42	14,117
Darden Restaurants, Inc.	178	8,522
McDonald’s Corp.	1,395	129,526
Starbucks Corp.	1,009	42,721
Yum! Brands, Inc.	638	34,178

		229,064

RUBBER-TIRES — 0.0%
Goodyear Tire & Rubber Co.†	324	4,653

SAVINGS & LOANS/THRIFTS — 0.1%
Hudson City Bancorp, Inc.	698	4,363
People’s United Financial, Inc.	499	6,362

		10,725

SCHOOLS — 0.1%
Apollo Group, Inc., Class A†	162	7,670
DeVry, Inc.	82	3,090

		10,760

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.9%
Analog Devices, Inc.	417	15,250
Linear Technology Corp.	302	9,758
QUALCOMM, Inc.	2,277	117,493

		142,501

SEMICONDUCTOR EQUIPMENT — 0.2%
Applied Materials, Inc.	1,812	22,324
KLA-Tencor Corp.	221	10,407
Novellus Systems, Inc.†	92	3,178
Teradyne, Inc.†	247	3,537

		39,446

STEEL-PRODUCERS — 0.1%
AK Steel Holding Corp.	146	1,216
Nucor Corp.	441	16,661
United States Steel Corp.	191	4,844

		22,721

STEEL-SPECIALTY — 0.0%
Allegheny Technologies, Inc.	141	6,542

TELECOM EQUIPMENT-FIBER OPTICS — 0.2%
Corning, Inc.	2,138	30,552
JDS Uniphase Corp.†	302	3,624

		34,176

TELECOMMUNICATION EQUIPMENT — 0.1%
Harris Corp.	159	6,002
Tellabs, Inc.	483	2,092

		8,094

TELEPHONE-INTEGRATED — 2.6%
AT&T, Inc.	8,014	234,890
CenturyLink, Inc.	841	29,654
Frontier Communications Corp.	1,318	8,251
Verizon Communications, Inc.	3,828	141,559
Windstream Corp.	675	8,215

		422,569

TELEVISION — 0.1%
CBS Corp., Class B	920	23,745

TOBACCO — 1.8%
Altria Group, Inc.	2,798	77,085
Lorillard, Inc.	189	20,915
Philip Morris International, Inc.	2,376	166,011
Reynolds American, Inc.	467	18,063

		282,074

TOOLS-HAND HELD — 0.1%
Snap-on, Inc.	77	4,132
Stanley Black & Decker, Inc.	236	15,069

		19,201

TOYS — 0.1%
Hasbro, Inc.	160	6,090
Mattel, Inc.	454	12,821

		18,911

TRANSPORT-RAIL — 0.8%
CSX Corp.	1,488	33,049
Norfolk Southern Corp.	473	34,997
Union Pacific Corp.	661	65,816

		133,862

TRANSPORT-SERVICES — 1.0%
C.H. Robinson Worldwide, Inc.	228	15,830
Expeditors International of Washington, Inc.	281	12,814
FedEx Corp.	434	35,514
Ryder System, Inc.	68	3,464
United Parcel Service, Inc., Class B	1,331	93,489

		161,111

VITAMINS & NUTRITION PRODUCTS — 0.1%
Mead Johnson Nutrition Co.	280	20,118

WEB PORTALS/ISP — 1.4%
Google, Inc., Class A†	341	202,090
Yahoo!, Inc.†	1,726	26,995

		229,085

WIRELESS EQUIPMENT — 0.4%
American Tower Corp., Class A†	547	30,140
Motorola Mobility Holdings, Inc.†	366	14,230
Motorola Solutions, Inc.	417	19,561

		63,931

TOTAL COMMON STOCK (cost $15,063,108)		15,474,469

Exchange-Traded Funds — 2.1%

iShares S&P 500 Index Fund (cost $327,919)	2,700	339,660

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $15,391,027)		15,814,129

Short-Term Investment Securities — 0.1%

U.S. Government Treasuries — 0.1%
United States Treasury Bills 0.00% due 12/15/11(2) (cost $25,000)	$25,000	25,000

Repurchase Agreement — 1.7%

State Street Bank and Trust Co. Joint Repurchase Agreement(3) (cost $268,000)	268,000	268,000

TOTAL INVESTMENTS (cost $15,684,027)(4)	99.9%	16,107,129
Other assets less liabilities	0.1	10,902

NET ASSETS	100.0%	$16,118,031

†	Non-income producing security

(1)	Security represents an investment in an affiliated company; see Note 3.

(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(3)	See Note 2 for details of Joint Repurchase Agreements.

(4)	See Note 4 for cost of investments on a tax basis.

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of October 31, 2011	Unrealized Appreciation (Depreciation)
5	Long	S&P 500 E-Mini Futures Index	December 2011	$288,084	$312,325	$24,241

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Medical — Drugs	$870,460	$—	$—	$870,460
Oil Companies — Integrated	1,012,101	—	—	1,012,101
Other Industries*	13,591,908	—	—	13,591,908
Exchange Traded Funds	339,660	—	—	339,660
Short-Term Investment Securities:
U.S. Government Treasuries	—	25,000	—	25,000
Repurchase Agreement	—	268,000	—	268,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	24,241	—	—	24,241

Total	$15,838,370	$293,000	$—	$16,131,370

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

GROWTH-INCOME PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 98.0%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 1.2%
United Technologies Corp.	36,700	$2,861,866

APPAREL MANUFACTURERS — 1.0%
VF Corp.	16,400	2,266,808

APPLICATIONS SOFTWARE — 1.4%
Microsoft Corp.	124,000	3,302,120

ATHLETIC FOOTWEAR — 0.6%
NIKE, Inc., Class B	14,100	1,358,535

BANKS-COMMERCIAL — 1.9%
BB&T Corp.	63,500	1,482,090
M&T Bank Corp.	39,100	2,975,901

		4,457,991

BANKS-FIDUCIARY — 1.6%
Bank of New York Mellon Corp.	69,700	1,483,216
Northern Trust Corp.	53,300	2,157,051

		3,640,267

BANKS-SUPER REGIONAL — 4.4%
US Bancorp	119,400	3,055,446
Wells Fargo & Co.	281,500	7,293,665

		10,349,111

BEVERAGES-NON-ALCOHOLIC — 1.4%
Coca-Cola Co.	36,800	2,514,176
Dr. Pepper Snapple Group, Inc.	19,410	726,905

		3,241,081

CABLE/SATELLITE TV — 1.0%
Time Warner Cable, Inc.	36,700	2,337,423

CHEMICALS-DIVERSIFIED — 2.8%
E.I. du Pont de Nemours & Co.	52,400	2,518,868
PPG Industries, Inc.	46,800	4,043,988

		6,562,856

COMMERCIAL SERVICES-FINANCE — 1.0%
Automatic Data Processing, Inc.	45,600	2,386,248

COMPUTER SERVICES — 1.8%
Accenture PLC, Class A	19,790	1,192,545
International Business Machines Corp.	16,100	2,972,543

		4,165,088

CONSUMER PRODUCTS-MISC. — 0.7%
Tupperware Brands Corp.	30,300	1,713,162

CONTAINERS-METAL/GLASS — 0.7%
Greif, Inc., Class A	33,800	1,513,564

COSMETICS & TOILETRIES — 1.7%
Colgate-Palmolive Co.	12,300	1,111,551
Procter & Gamble Co.	46,120	2,951,219

		4,062,770

DISTRIBUTION/WHOLESALE — 3.0%
Genuine Parts Co.	35,800	2,055,994
Pool Corp.	41,700	1,218,474
Watsco, Inc.	32,400	1,997,784
WW Grainger, Inc.	9,600	1,644,576

		6,916,828

DIVERSIFIED MANUFACTURING OPERATIONS — 1.9%
3M Co.	39,420	3,114,968
Illinois Tool Works, Inc.	27,900	1,356,777

		4,471,745

ELECTRIC PRODUCTS-MISC. — 1.3%
Emerson Electric Co.	35,530	1,709,704
Molex, Inc.	57,600	1,422,144

		3,131,848

ELECTRIC-INTEGRATED — 3.2%
CMS Energy Corp.	84,500	1,759,290
NextEra Energy, Inc.	30,700	1,731,480
Northeast Utilities	55,200	1,908,264
Southern Co.	46,600	2,013,120

		7,412,154

ELECTRONIC COMPONENTS-MISC. — 0.7%
Gentex Corp.	56,000	1,686,720

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.6%
Intel Corp.	57,600	1,413,504
Xilinx, Inc.	67,400	2,255,204

		3,668,708

FINANCE-CREDIT CARD — 1.6%
American Express Co.	71,700	3,629,454

FOOD-CONFECTIONERY — 2.2%
Hershey Co.	50,100	2,867,223
J.M. Smucker Co.	29,000	2,233,580

		5,100,803

GAS-DISTRIBUTION — 1.0%
Sempra Energy	42,900	2,305,017

INDUSTRIAL GASES — 0.9%
Air Products & Chemicals, Inc.	24,600	2,119,044

INSTRUMENTS-CONTROLS — 0.7%
Honeywell International, Inc.	31,600	1,655,840

INSURANCE-LIFE/HEALTH — 0.6%
Prudential Financial, Inc.	23,500	1,273,700

INSURANCE-MULTI-LINE — 1.2%
Cincinnati Financial Corp.	41,700	1,206,798
Old Republic International Corp.	17,400	153,816
XL Group PLC	70,500	1,532,670

		2,893,284

INSURANCE-PROPERTY/CASUALTY — 2.2%
Chubb Corp.	27,800	1,863,990
OneBeacon Insurance Group, Ltd.	65,400	995,388
Travelers Cos., Inc.	37,900	2,211,465

		5,070,843

INSURANCE-REINSURANCE — 0.8%
Validus Holdings, Ltd.	66,200	1,811,232

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 2.9%
BlackRock, Inc.	13,720	2,164,879
T. Rowe Price Group, Inc.	87,660	4,631,954

		6,796,833

MACHINERY-FARMING — 0.5%
Deere & Co.	16,200	1,229,580

MEDICAL PRODUCTS — 2.1%
Baxter International, Inc.	34,100	1,874,818
Becton, Dickinson and Co.	17,900	1,400,317

Covidien PLC	35,200	1,655,808

		4,930,943

MEDICAL-DRUGS — 7.9%
Abbott Laboratories	29,700	1,599,939
Johnson & Johnson	70,500	4,539,495
Merck & Co., Inc.	168,000	5,796,000
Pfizer, Inc.	331,000	6,375,060

		18,310,494

MEDICAL-OUTPATIENT/HOME MEDICAL — 1.0%
Lincare Holdings, Inc.	97,400	2,293,770

MULTIMEDIA — 1.4%
McGraw-Hill Cos., Inc.	25,600	1,088,000
Time Warner, Inc.	65,000	2,274,350

		3,362,350

NON-HAZARDOUS WASTE DISPOSAL — 0.7%
Republic Services, Inc.	58,700	1,670,602

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.4%
EQT Corp.	24,300	1,543,050
Occidental Petroleum Corp.	17,300	1,607,862

		3,150,912

OIL COMPANIES-INTEGRATED — 7.2%
Chevron Corp.	70,400	7,395,520
ConocoPhillips	75,500	5,258,575
Exxon Mobil Corp.	52,000	4,060,680

		16,714,775

PIPELINES — 3.7%
Energy Transfer Equity LP	34,000	1,300,500
Kinder Morgan, Inc.	13,700	391,820
NuStar GP Holdings LLC	43,226	1,376,748
Oneok, Inc.	28,600	2,175,030
Spectra Energy Corp.	46,000	1,316,980
Williams Cos., Inc.	68,700	2,068,557

		8,629,635

REAL ESTATE INVESTMENT TRUSTS — 3.2%
Agree Realty Corp.	18,495	442,215
Alexandria Real Estate Equities, Inc.	21,800	1,440,762
National Health Investors, Inc.	44,400	1,984,236
Public Storage	8,800	1,135,640
Simon Property Group, Inc.	19,600	2,517,424

		7,520,277

REAL ESTATE MANAGEMENT/SERVICES — 0.7%
WP Carey & Co. LLC	39,900	1,596,000

RETAIL-APPAREL/SHOE — 0.8%
Limited Brands, Inc.	45,225	1,931,560

RETAIL-BUILDING PRODUCTS — 0.9%
Home Depot, Inc.	56,200	2,011,960

RETAIL-JEWELRY — 0.5%
Tiffany & Co.	13,900	1,108,247

RETAIL-MAJOR DEPARTMENT STORES — 0.8%
TJX Cos., Inc.	33,000	1,944,690

RETAIL-RESTAURANTS — 3.0%
Darden Restaurants, Inc.	45,100	2,159,388
McDonald’s Corp.	30,100	2,794,785
Yum! Brands, Inc.	37,400	2,003,518

		6,957,691

SAVINGS & LOANS/THRIFTS — 0.4%
People’s United Financial, Inc.	76,900	980,475

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.2%
Analog Devices, Inc.	46,100	1,685,877
Linear Technology Corp.	35,820	1,157,344

		2,843,221

SEMICONDUCTOR EQUIPMENT — 1.0%
KLA-Tencor Corp.	50,200	2,363,918

TELEPHONE-INTEGRATED — 3.9%
AT&T, Inc.	84,000	2,462,040
CenturyLink, Inc.	66,800	2,355,368
Verizon Communications, Inc.	113,600	4,200,928

		9,018,336

THEATERS — 1.3%
Cinemark Holdings, Inc.	143,300	2,962,011

TOBACCO — 2.1%
Lorillard, Inc.	17,800	1,969,748
Philip Morris International, Inc.	43,100	3,011,397

		4,981,145

TOOLS-HAND HELD — 0.9%
Snap-on, Inc.	39,300	2,109,231

TRANSPORT-MARINE — 0.6%
Seaspan Corp.	98,310	1,393,053

TRANSPORT-RAIL — 0.9%
Norfolk Southern Corp.	29,600	2,190,104

TRANSPORT-SERVICES — 0.7%
United Parcel Service, Inc., Class B	24,240	1,702,618

WATER — 0.2%
American Water Works Co., Inc.	16,500	503,745

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $214,228,498)		228,574,286

Short-Term Investment Securities — 1.5%

TIME DEPOSITS — 1.5%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 09/01/11 (cost $3,453,000)	$3,453,000	3,453,000

TOTAL INVESTMENTS (cost $217,681,498) (1)	99.5%	232,027,286
Other assets less liabilities	0.5	1,233,642

NET ASSETS	100.0%	$233,260,928

(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Medical-Drugs	$18,310,494	$—	$—	$18,310,494
Oil Companies — Integrated	16,714,775	—	—	16,714,775
Other Industries*	193,549,017	—	—	193,549,017
Short-Term Investment Securities:
Time Deposits	—	3,453,000	—	3,453,000

Total	$228,574,286	$3,453,000	$—	$232,027,286

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

EQUITY OPPORTUNITIES PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 98.9%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 1.5%
Boeing Co.	19,000	$1,250,010

APPLICATIONS SOFTWARE — 3.3%
Check Point Software Technologies, Ltd.†	14,860	856,382
Microsoft Corp.	72,130	1,920,822

		2,777,204

AUTO-CARS/LIGHT TRUCKS — 3.0%
Ford Motor Co.†	214,560	2,506,061

BANKS-COMMERCIAL — 3.8%
CIT Group, Inc.†	79,560	2,772,666
M&T Bank Corp.	5,280	401,861

		3,174,527

BEVERAGES-NON-ALCOHOLIC — 2.3%
Dr. Pepper Snapple Group, Inc.	51,310	1,921,559

CELLULAR TELECOM — 2.3%
America Movil SAB de CV, Series L ADR	77,530	1,970,813

COMMERCIAL SERVICES-FINANCE — 0.6%
Visa, Inc., Class A	5,360	499,874

COMPUTERS — 6.4%
Apple, Inc.†	13,290	5,379,526

DIVERSIFIED BANKING INSTITUTIONS — 5.2%
Citigroup, Inc.	66,024	2,085,698
JPMorgan Chase & Co.	65,890	2,290,336

		4,376,034

E-COMMERCE/PRODUCTS — 3.7%
eBay, Inc.†	96,640	3,076,051

ELECTRIC-GENERATION — 2.1%
AES Corp.†	157,840	1,770,965

ELECTRONIC SECURITY DEVICES — 2.7%
Tyco International, Ltd.	49,070	2,235,138

ENTERPRISE SOFTWARE/SERVICE — 0.6%
Oracle Corp.	14,470	474,182

FINANCE-CREDIT CARD — 0.6%
Discover Financial Services	21,650	510,074

FINANCE-OTHER SERVICES — 0.6%
CME Group, Inc.	2,000	551,120

FOOD-CONFECTIONERY — 1.7%
J.M. Smucker Co.	18,130	1,396,373

FOOD-MISC. — 2.2%
General Mills, Inc.	29,180	1,124,305
Sara Lee Corp.	40,730	724,994

		1,849,299

HOTEL/MOTELS — 1.4%
Hyatt Hotels Corp., Class A†	31,100	1,156,609

INDUSTRIAL GASES — 1.8%
Praxair, Inc.	15,350	1,560,634

INSTRUMENTS-SCIENTIFIC — 1.3%
Waters Corp.†	13,650	1,093,638

INSURANCE BROKERS — 1.7%
Marsh & McLennan Cos., Inc.	45,750	1,400,865

INSURANCE-PROPERTY/CASUALTY — 2.0%
Progressive Corp.	87,810	1,669,268

INSURANCE-REINSURANCE — 0.5%
Berkshire Hathaway, Inc., Class B†	5,760	448,474

MACHINERY-PUMPS — 0.1%
Xylem, Inc.	1,760	47,062

MEDICAL PRODUCTS — 0.4%
Hospira, Inc.†	12,140	381,803

MEDICAL-BIOMEDICAL/GENE — 2.4%
Celgene Corp.†	29,520	1,913,782
Human Genome Sciences, Inc.†	10,340	106,088

		2,019,870

MEDICAL-DRUGS — 6.0%
Abbott Laboratories	45,960	2,475,865
Allergan, Inc.	8,740	735,209
Bristol-Myers Squibb Co.	58,100	1,835,379

		5,046,453

MEDICAL-HMO — 2.4%
WellPoint, Inc.	29,800	2,053,220

METAL-DIVERSIFIED — 0.2%
Glencore International PLC(1)	23,390	163,188

MULTIMEDIA — 3.2%
McGraw-Hill Cos., Inc.	63,210	2,686,425

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.9%
Noble Energy, Inc.	19,150	1,710,861
Occidental Petroleum Corp.	34,470	3,203,642

		4,914,503

OIL COMPANIES-INTEGRATED — 5.0%
Chevron Corp.	39,650	4,165,232

OIL FIELD MACHINERY & EQUIPMENT — 0.6%
National Oilwell Varco, Inc.	7,390	527,129

PIPELINES — 1.7%
Enterprise Products Partners LP	13,790	618,206
Kinder Morgan, Inc.	27,130	775,918

		1,394,124

PRIVATE EQUITY — 1.2%
Blackstone Group LP	68,000	1,000,280

RETAIL-AUTO PARTS — 1.0%
AutoZone, Inc.†	2,540	821,919

RETAIL-AUTOMOBILE — 0.5%
CarMax, Inc.†	14,810	445,189

RETAIL-MAJOR DEPARTMENT STORES — 1.5%
TJX Cos., Inc.	20,860	1,229,280

RETAIL-RESTAURANTS — 0.7%
McDonald’s Corp.	6,480	601,668

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 2.4%
QUALCOMM, Inc.	38,480	1,985,568

TOBACCO — 3.7%
Philip Morris International, Inc.	44,060	3,078,472

TRANSPORT-RAIL — 2.0%
CSX Corp.	76,540	1,699,953
QR National, Ltd.(1)	1,700	5,833

		1,705,786

TRANSPORT-SERVICES — 2.3%
United Parcel Service, Inc., Class B	27,430	1,926,683

VITAMINS & NUTRITION PRODUCTS — 1.4%
Mead Johnson Nutrition Co.	16,450	1,181,932

WEB PORTALS/ISP — 3.0%
Google, Inc., Class A†	4,190	2,483,162

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $72,213,090)		82,907,246

Repurchase Agreement — 1.3%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $1,046,000 and collateralized by $1,040,000 of United States Treasury Notes bearing interest at 1.38% due 11/30/15 and having an approximate value of $1,071,200 (cost $1,046,000)	$1,046,000	1,046,000

TOTAL INVESTMENTS (cost $73,259,090)(2)	100.2%	83,953,246
Liabilities in excess of other assets	(0.2)	(126,961)

NET ASSETS	100.0%	$83,826,285

†	Non-income producing security

(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $169,021 representing 0.2% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair pricing value for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$5,379,526	$—		$—	$5,379,526
Diversified Banking Institutions	4,376,034	—		—	4,376,034
Medical-Drugs	5,046,453	—		—	5,046,453
Oil Companies — Exploration & Production	4,914,503	—		—	4,914,503
Oil Companies — Integrated	4,165,232	—		—	4,165,232
Other Industries*	58,856,477	169,021	#	—	59,025,498
Repurchase Agreement	—	1,046,000		—	1,046,000

Total	$82,738,225	$1,215,021		$—	$83,953,246

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $169,021 representing 0.2% of net assets. (See Note 1).

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

DAVIS VENTURE VALUE PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 96.0%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 0.8%
Lockheed Martin Corp.	127,710	$9,693,189

AGRICULTURAL CHEMICALS — 2.3%
Monsanto Co.	282,789	20,572,900
Potash Corp. of Saskatchewan, Inc.	156,207	7,393,277

		27,966,177

APPLICATIONS SOFTWARE — 1.3%
Microsoft Corp.	584,990	15,578,284

AUTO-HEAVY DUTY TRUCKS — 0.1%
PACCAR, Inc.	31,650	1,368,546

BANKS-FIDUCIARY — 4.1%
Bank of New York Mellon Corp.	2,375,240	50,545,107

BANKS-SUPER REGIONAL — 4.9%
Wells Fargo & Co.	2,294,749	59,456,947

BEVERAGES-NON-ALCOHOLIC — 2.3%
Coca-Cola Co.	416,140	28,430,685

BEVERAGES-WINE/SPIRITS — 1.2%
Diageo PLC ADR	174,550	14,466,704

BREWERY — 1.3%
Heineken Holding NV(1)	368,112	15,762,782

BROADCAST SERVICES/PROGRAM — 0.2%
Grupo Televisa SA ADR	132,860	2,833,904

BUILDING PRODUCTS-CEMENT — 0.4%
Martin Marietta Materials, Inc.	64,700	4,669,399

CELLULAR TELECOM — 0.4%
America Movil SAB de CV, Series L ADR	177,020	4,499,848

CHEMICALS-SPECIALTY — 0.4%
Ecolab, Inc.	99,410	5,352,234

COAL — 0.4%
China Coal Energy Co., Ltd.(1)	4,252,600	5,207,470

COMMERCIAL SERVICES — 2.1%
Iron Mountain, Inc.	811,652	25,104,396

COMMERCIAL SERVICES-FINANCE — 0.4%
Visa, Inc., Class A	48,480	4,521,245

COMPUTERS — 0.8%
Hewlett-Packard Co.	347,445	9,245,511

CONTAINERS-PAPER/PLASTIC — 0.6%
Sealed Air Corp.	376,478	6,701,308

COSMETICS & TOILETRIES — 0.1%
Natura Cosmeticos SA	89,200	1,735,318

DISTRIBUTION/WHOLESALE — 0.3%
Li & Fung, Ltd.(1)	1,587,000	3,063,524

DIVERSIFIED BANKING INSTITUTIONS — 1.8%
Bank of America Corp.	111,822	763,744
Goldman Sachs Group, Inc.	45,700	5,006,435
JPMorgan Chase & Co.	77,776	2,703,494
Julius Baer Group, Ltd.†(1)	370,800	13,947,553

		22,421,226

DIVERSIFIED MINERALS — 0.5%
BHP Billiton PLC(1)	200,800	6,320,914

DIVERSIFIED OPERATIONS — 1.0%
China Merchants Holdings International Co., Ltd.(1)	3,882,555	12,090,089

E-COMMERCE/PRODUCTS — 0.3%
Netflix, Inc.†	38,780	3,183,062

E-COMMERCE/SERVICES — 0.7%
Expedia, Inc.	170,050	4,465,513
Liberty Media Corp. - Interactive, Class A†	261,400	4,294,802

		8,760,315

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.8%
Intel Corp.	147,830	3,627,748
Texas Instruments, Inc.	614,280	18,876,825

		22,504,573

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.3%
Agilent Technologies, Inc.†	111,982	4,151,173

ENTERTAINMENT SOFTWARE — 0.6%
Activision Blizzard, Inc.	572,200	7,661,758

FINANCE-CREDIT CARD — 5.2%
American Express Co.	1,260,630	63,813,091

FINANCE-INVESTMENT BANKER/BROKER — 0.5%
Charles Schwab Corp.	456,110	5,601,031

FOOD-MISC. — 1.3%
Kraft Foods, Inc., Class A	172,900	6,082,622
Nestle SA(1)	69,820	4,040,464
Unilever NV	169,500	5,852,835

		15,975,921

FORESTRY — 0.1%
Sino-Forest Corp.†(2)	916,990	804,003
Sino-Forest Corp.†*(2)	25,000	21,919

		825,922

HOME DECORATION PRODUCTS — 0.2%
Hunter Douglas NV(1)	56,620	2,600,352

INDUSTRIAL GASES — 1.1%
Air Products & Chemicals, Inc.	76,400	6,581,096
Praxair, Inc.	69,000	7,015,230

		13,596,326

INSURANCE BROKERS — 0.1%
Aon Corp.	30,460	1,420,045

INSURANCE-MULTI-LINE — 4.0%
ACE, Ltd.	110,920	8,002,878
Loews Corp.	1,011,050	40,138,685

		48,141,563

INSURANCE-PROPERTY/CASUALTY — 3.3%
Fairfax Financial Holdings, Ltd. (OTC U.S.)	14,290	5,979,116
Fairfax Financial Holdings, Ltd. (Toronto)	6,820	2,850,955
Markel Corp.†	3,800	1,468,700
Progressive Corp.	1,596,900	30,357,069

		40,655,840

INSURANCE-REINSURANCE — 3.6%
Berkshire Hathaway, Inc., Class A†	225	26,313,750
Everest Re Group, Ltd.	46,575	4,188,024
Transatlantic Holdings, Inc.	260,289	13,545,440

		44,047,214

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.7%
Ameriprise Financial, Inc.	174,100	8,126,988

MEDICAL PRODUCTS — 1.7%
Baxter International, Inc.	195,100	10,726,598
Becton, Dickinson and Co.	120,350	9,414,981

		20,141,579

MEDICAL-DRUGS — 7.3%
Johnson & Johnson	462,660	29,790,677
Merck & Co., Inc.	990,701	34,179,185
Roche Holding AG(1)	155,200	25,515,469

		89,485,331

METAL-DIVERSIFIED — 0.6%
Rio Tinto PLC(1)	129,360	6,994,940

METAL-IRON — 0.0%
MMX Mineracao e Metalicos SA†	314,500	529,403

MOTORCYCLE/MOTOR SCOOTER — 0.7%
Harley-Davidson, Inc.	215,300	8,375,170

MULTIMEDIA — 1.1%
Walt Disney Co.	393,900	13,739,232

OIL & GAS DRILLING — 0.6%
Transocean, Ltd.	128,648	7,352,233

OIL COMPANIES-EXPLORATION & PRODUCTION — 11.6%
Canadian Natural Resources, Ltd.	942,100	33,303,235
Devon Energy Corp.	221,722	14,400,844
EOG Resources, Inc.	461,200	41,245,116
Occidental Petroleum Corp.	475,042	44,150,403
OGX Petroleo e Gas Participacoes SA†	943,300	7,801,998

		140,901,596

OIL-FIELD SERVICES — 0.2%
Schlumberger, Ltd.	37,200	2,733,084

PHARMACY SERVICES — 1.9%
Express Scripts, Inc.†	515,700	23,582,961

REAL ESTATE OPERATIONS & DEVELOPMENT — 1.3%
Brookfield Asset Management, Inc., Class A	184,676	5,355,604
Hang Lung Group, Ltd.(1)	1,659,000	10,060,382

		15,415,986

RETAIL-AUTOMOBILE — 0.7%
CarMax, Inc.†	282,620	8,495,557

RETAIL-BEDDING — 2.6%
Bed Bath & Beyond, Inc.†	520,720	32,201,325

RETAIL-DISCOUNT — 5.2%
Costco Wholesale Corp.	767,092	63,860,409

RETAIL-DRUG STORE — 4.1%
CVS Caremark Corp.	1,389,926	50,454,314

TOBACCO — 1.0%
Philip Morris International, Inc.	166,005	11,598,769

TRANSPORT-MARINE — 0.2%
China Shipping Development Co., Ltd.(1)	2,907,000	2,048,414

TRANSPORT-SERVICES — 0.8%
Kuehne & Nagel International AG(1)	75,200	9,309,085

TRANSPORT-TRUCK — 0.1%
LLX Logistica SA†	274,700	611,209

WEB PORTALS/ISP — 2.8%
Google, Inc., Class A†	57,828	34,271,186

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $871,847,008)		1,170,201,764

Short-Term Investment Securities — 3.4%

COMMERCIAL PAPER — 3.4%
Barclays U.S. Funding LLC 0.12% due 11/01/11 (cost $41,159,000)	$41,159,000	41,159,000

TOTAL INVESTMENTS (cost $913,006,008)(3)	99.4%	1,211,360,764
Other assets less liabilities	0.6	6,901,281

NET ASSETS	100.0%	$1,218,262,045

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $21,919 representing 0.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $116,961,438 representing 9.6% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(3)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

OTC — Over the Counter

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Finance-Credit Cards	$63,813,091	$—		$—	$63,813,091
Medical-Drugs	63,969,862	25,515,469	#	—	89,485,331
Oil Companies — Exploration & Production	140,901,596	—		—	140,901,596
Retail-Discount	63,860,409	—		—	63,860,409
Other Industries*	719,869,446	91,445,969	#	825,922	812,141,337
Short-Term Investment Securities:
Commercial Paper	—	41,159,000		—	41,159,000

Total	$1,052,414,404	$158,120,438		$825,922	$1,211,360,764

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $116,961,438 representing 9.6% of net assets. (See Note 1).

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

Common Stock
Balance as of 1/31/2011	$4,075,824
Accrued discounts	—
Accrued premiums	—
Realized gain	—
Realized loss	(670,103)
Change in unrealized appreciation(1)	—
Change in unrealized depreciation(1)	(846,604)
Net purchases	—
Net sales	(510,703)
Transfers into Level 3(2)	825,922
Transfers out of Level 3(2)	(2,048,414)

Balance as of 10/31/2011	$825,922

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2011 includes:

Common Stock
$—

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

“DOGS” OF WALL STREET PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 96.9%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 3.3%
General Dynamics Corp.	35,484	$2,277,718

BEVERAGES-NON-ALCOHOLIC — 3.0%
PepsiCo, Inc.	33,172	2,088,177

CHEMICALS-DIVERSIFIED — 3.6%
E.I. du Pont de Nemours & Co.	50,611	2,432,871

COMMERCIAL SERVICES-FINANCE — 3.3%
Paychex, Inc.	77,020	2,244,363

CONSUMER PRODUCTS-MISC. — 5.9%
Clorox Co.	30,382	2,033,771
Kimberly-Clark Corp.	28,340	1,975,581

		4,009,352

COSMETICS & TOILETRIES — 3.0%
Procter & Gamble Co.	31,659	2,025,859

DISTRIBUTION/WHOLESALE — 3.3%
Genuine Parts Co.	39,957	2,294,731

DIVERSIFIED MANUFACTURING OPERATIONS — 10.6%
Eaton Corp.	57,680	2,585,217
General Electric Co.	136,877	2,287,215
Illinois Tool Works, Inc.	48,524	2,359,722

		7,232,154

ELECTRIC PRODUCTS-MISC. — 3.4%
Emerson Electric Co.	48,382	2,328,142

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.4%
Intel Corp.	94,605	2,321,607

FOOD-MISC. — 9.1%
General Mills, Inc.	52,296	2,014,965
Kellogg Co.	37,782	2,048,162
Kraft Foods, Inc., Class A	61,045	2,147,563

		6,210,690

FOOD-WHOLESALE/DISTRIBUTION — 3.1%
Sysco Corp.	77,777	2,155,978

INSURANCE-PROPERTY/CASUALTY — 3.6%
Travelers Cos., Inc.	42,672	2,489,911

MEDICAL-DRUGS — 12.6%
Abbott Laboratories	39,945	2,151,837
Johnson & Johnson	32,319	2,081,021
Merck & Co., Inc.	63,884	2,203,998
Pfizer, Inc.	115,059	2,216,036

		8,652,892

OIL COMPANIES-INTEGRATED — 3.4%
Chevron Corp.	22,381	2,351,124
RETAIL-RESTAURANTS — 6.5%
Darden Restaurants, Inc.	47,751	2,286,318
McDonald’s Corp.	23,340	2,167,119

		4,453,437

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 3.3%
Linear Technology Corp.	70,764	2,286,385

TELEPHONE-INTEGRATED — 6.0%
AT&T, Inc.	71,231	2,087,781
Verizon Communications, Inc.	55,170	2,040,186

		4,127,967

TOBACCO — 3.1%
Altria Group, Inc.	76,130	2,097,382

TOYS — 3.4%
Hasbro, Inc.	61,982	2,359,035

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $60,364,081)		66,439,775

Repurchase Agreement — 2.8%

State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $1,939,000)	$1,939,000	1,939,000

TOTAL INVESTMENTS (cost $62,303,081)(2)	99.7%	68,378,775
Other assets less liabilities	0.3	179,417

NET ASSETS	100.0%	$68,558,192

(1)	See Note 2 for details of Joint Repurchase Agreements.

(2)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Consumer Products-Misc.	$4,009,352	$—	$—	$4,009,352
Diversified Manufacturing Operations	7,232,154	—	—	7,232,154
Food-Misc.	6,210,690	—	—	6,210,690
Medical-Drugs	8,652,892	—	—	8,652,892
Retail-Restaurants	4,453,437	—	—	4,453,437
Telephone-Integrated	4,127,967	—	—	4,127,967
Other Industries*	31,753,283	—	—	31,753,283
Repurchase Agreement	—	1,939,000	—	1,939,000

Total	$66,439,775	$1,939,000	$—	$68,378,775

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

ALLIANCE GROWTH PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 98.9%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 0.7%
Goodrich Corp.	20,855	$2,557,449

AGRICULTURAL CHEMICALS — 3.8%
Monsanto Co.	119,840	8,718,360
Potash Corp. of Saskatchewan, Inc.	117,700	5,570,741

		14,289,101

APPAREL MANUFACTURERS — 0.7%
VF Corp.	19,400	2,681,468

APPLICATIONS SOFTWARE — 4.2%
Citrix Systems, Inc.†	102,470	7,462,890
Intuit, Inc.	154,840	8,310,263

		15,773,153

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 3.5%
BorgWarner, Inc.†	82,050	6,276,004
Johnson Controls, Inc.	210,900	6,944,937

		13,220,941

BEVERAGES-NON-ALCOHOLIC — 1.3%
PepsiCo, Inc.	81,470	5,128,536

CABLE/SATELLITE TV — 2.3%
Comcast Corp., Class A	369,788	8,671,529

CASINO HOTELS — 0.7%
Las Vegas Sands Corp.†	59,900	2,812,305

CHEMICALS-DIVERSIFIED — 1.7%
Dow Chemical Co.	231,200	6,445,856

COMMERCIAL SERVICES-FINANCE — 0.6%
Visa, Inc., Class A	23,600	2,200,936

COMPUTER SERVICES — 1.4%
Accenture PLC, Class A	87,798	5,290,707

COMPUTERS — 7.6%
Apple, Inc.†	70,940	28,715,093

COMPUTERS-INTEGRATED SYSTEMS — 0.3%
Riverbed Technology, Inc.†	46,520	1,283,022

COMPUTERS-MEMORY DEVICES — 2.2%
EMC Corp.†	341,117	8,360,778

COSMETICS & TOILETRIES — 0.8%
Procter & Gamble Co.	48,630	3,111,834

DIVERSIFIED BANKING INSTITUTIONS — 4.7%
Goldman Sachs Group, Inc.	51,130	5,601,291
JPMorgan Chase & Co.	355,900	12,371,084

		17,972,375

DIVERSIFIED MANUFACTURING OPERATIONS — 3.0%
Danaher Corp.	231,711	11,203,227

E-COMMERCE/PRODUCTS — 2.2%
Amazon.com, Inc.†	38,290	8,175,298

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.7%
Broadcom Corp., Class A†	228,940	8,262,444
Rovi Corp.†	114,007	5,647,907

		13,910,351

ENTERPRISE SOFTWARE/SERVICE — 3.3%
Oracle Corp.	380,800	12,478,816

FOOD-MISC. — 1.7%
General Mills, Inc.	164,800	6,349,744

INDUSTRIAL AUTOMATED/ROBOTIC — 1.0%
Rockwell Automation, Inc.	54,471	3,684,963

INSURANCE-MULTI-LINE — 2.3%
MetLife, Inc.	252,840	8,889,854

MACHINERY-PUMPS — 2.1%
Flowserve Corp.	87,507	8,111,024

MEDICAL PRODUCTS — 1.7%
Covidien PLC	139,240	6,549,850

MEDICAL-BIOMEDICAL/GENE — 2.3%
Celgene Corp.†	61,616	3,994,565
Gilead Sciences, Inc.†	89,580	3,731,903
Illumina, Inc.†	29,023	888,684

		8,615,152

MEDICAL-DRUGS — 1.9%
Allergan, Inc.	86,020	7,236,002

METAL PROCESSORS & FABRICATION — 1.7%
Precision Castparts Corp.	39,400	6,428,110

MOTORCYCLE/MOTOR SCOOTER — 0.8%
Harley-Davidson, Inc.	80,700	3,139,230

MULTIMEDIA — 2.0%
Walt Disney Co.	213,320	7,440,602

OIL COMPANIES-EXPLORATION & PRODUCTION — 6.0%
Anadarko Petroleum Corp.	82,385	6,467,222
EOG Resources, Inc.	79,595	7,118,181
Noble Energy, Inc.	104,000	9,291,360

		22,876,763

OIL FIELD MACHINERY & EQUIPMENT — 1.7%
FMC Technologies, Inc.†	142,100	6,368,922

OIL-FIELD SERVICES — 3.8%
Schlumberger, Ltd.	196,970	14,471,386

PHARMACY SERVICES — 1.4%
Express Scripts, Inc.†	120,000	5,487,600

PRIVATE EQUITY — 1.5%
Blackstone Group LP	390,400	5,742,784

REAL ESTATE MANAGEMENT/SERVICES — 1.2%
CBRE Group, Inc.†	247,300	4,396,994

RETAIL-APPAREL/SHOE — 2.0%
Limited Brands, Inc.	116,222	4,963,842
PVH Corp.	32,920	2,449,577

		7,413,419

RETAIL-DISCOUNT — 1.0%
Dollar General Corp.†	97,235	3,856,340

RETAIL-RESTAURANTS — 1.7%
Starbucks Corp.	155,400	6,579,636

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 4.3%
Marvell Technology Group, Ltd.†	426,410	5,965,476
QUALCOMM, Inc.	204,300	10,541,880

		16,507,356

TRANSPORT-SERVICES — 2.8%
United Parcel Service, Inc., Class B	149,090	10,472,082

WEB PORTALS/ISP — 4.6%
Google, Inc., Class A†	29,205	17,308,051

WIRELESS EQUIPMENT — 0.7%
Aruba Networks, Inc.†	116,840	2,767,940

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $344,686,831)		374,976,579

Short-Term Investment Securities — 0.6%

TIME DEPOSITS — 0.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.01 % due 09/01/11 (cost $2,212,000)	$2,212,000	2,212,000

TOTAL INVESTMENTS (cost $346,898,831)(1)	99.5%	377,188,579
Other assets less liabilities	0.5	2,070,782

NET ASSETS	100.0%	$379,259,361

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$28,715,093	$—	$—	$28,715,093
Oil Companies — Exploration & Production	22,876,763	—	—	22,876,763
Other Industries*	323,384,723	—	—	323,384,723
Short-Term Investment Securities:
Time Deposits	—	2,212,000	—	2,212,000

Total	$374,976,579	$2,212,000	$—	$377,188,579

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

CAPITAL GROWTH PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 99.5%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 2.7%
Goodrich Corp.	8,420	$1,032,544
United Technologies Corp.	8,210	640,216

		1,672,760

AGRICULTURAL CHEMICALS — 0.4%
Mosaic Co.	4,680	274,061

APPAREL MANUFACTURERS — 2.7%
Coach, Inc.	13,440	874,541
Ralph Lauren Corp.	5,110	811,417

		1,685,958

APPLICATIONS SOFTWARE — 1.5%
Intuit, Inc.	17,480	938,152

ATHLETIC FOOTWEAR — 1.5%
NIKE, Inc., Class B	9,310	897,019

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.1%
Johnson Controls, Inc.	19,960	657,283

BANKS-COMMERCIAL — 0.5%
Standard Chartered PLC(1)	12,774	297,586

BEVERAGES-NON-ALCOHOLIC — 1.7%
Coca-Cola Co.	15,820	1,080,822

BEVERAGES-WINE/SPIRITS — 0.7%
Brown-Forman Corp., Class B	6,160	460,337

BREWERY — 1.3%
SABMiller PLC(1)	22,430	813,903

CHEMICALS-SPECIALTY — 1.5%
Albemarle Corp.	5,420	288,832
Ecolab, Inc.	11,520	620,237

		909,069

COMMERCIAL SERVICES-FINANCE — 1.0%
Visa, Inc., Class A	6,640	619,246

COMPUTER SERVICES — 1.5%
International Business Machines Corp.	5,110	943,459

COMPUTERS — 6.2%
Apple, Inc.†	9,480	3,837,314

COSMETICS & TOILETRIES — 1.7%
Colgate-Palmolive Co.	9,850	890,145
Estee Lauder Cos., Inc., Class A	1,840	181,148

		1,071,293

DIVERSIFIED BANKING INSTITUTIONS — 0.7%
JPMorgan Chase & Co.	11,960	415,730

DIVERSIFIED MANUFACTURING OPERATIONS — 3.1%
Danaher Corp.	19,370	936,539
Parker Hannifin Corp.	11,780	960,659

		1,897,198

E-COMMERCE/PRODUCTS — 3.0%
Amazon.com, Inc.†	4,665	996,024
eBay, Inc.†	27,600	878,508

		1,874,532

ELECTRIC PRODUCTS-MISC. — 1.3%
Emerson Electric Co.	16,240	781,469

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.4%
Broadcom Corp., Class A†	23,380	843,784

ENGINEERING/R&D SERVICES — 0.2%
ABB, Ltd.(1)	7,032	132,573

ENTERPRISE SOFTWARE/SERVICE — 2.6%
Oracle Corp.	49,510	1,622,443

FINANCE-CREDIT CARD — 1.1%
American Express Co.	12,820	648,948

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
Charles Schwab Corp.	10,490	128,817

FOOD-MISC. — 2.6%
Nestle SA(1)	15,824	915,730
Unilever NV(1)	19,737	678,702

		1,594,432

INDUSTRIAL GASES — 1.7%
Praxair, Inc.	10,080	1,024,834

INSTRUMENTS-CONTROLS — 0.7%
Mettler-Toledo International, Inc.†	2,860	439,296

INSTRUMENTS-SCIENTIFIC — 1.4%
Thermo Fisher Scientific, Inc.†	16,980	853,585

MACHINERY-CONSTRUCTION & MINING — 2.9%
Caterpillar, Inc.	8,790	830,303
Joy Global, Inc.	11,330	987,976

		1,818,279

MACHINERY-FARMING — 1.0%
Deere & Co.	7,960	604,164

MEDICAL PRODUCTS — 2.4%
Baxter International, Inc.	15,540	854,389
Stryker Corp.	12,850	615,644

		1,470,033

MEDICAL-BIOMEDICAL/GENE — 1.2%
Celgene Corp.†	8,830	572,449
Illumina, Inc.†	6,520	199,642

		772,091

MEDICAL-DRUGS — 6.4%
Allergan, Inc.	15,060	1,266,847
Bristol-Myers Squibb Co.	29,100	919,269
Novo Nordisk A/S, Class B(1)	8,874	937,069
Roche Holding AG(1)	4,859	798,838

		3,922,023

METAL PROCESSORS & FABRICATION — 1.0%
Precision Castparts Corp	3,850	628,128

METAL-COPPER — 1.1%
Freeport-McMoRan Copper & Gold, Inc.	16,430	661,472

METAL-DIVERSIFIED — 0.6%
Rio Tinto PLC(1)	6,749	364,942

MULTIMEDIA — 1.4%
Walt Disney Co.	24,500	854,560

NETWORKING PRODUCTS — 0.9%
Juniper Networks, Inc.†	23,120	565,746

OIL & GAS DRILLING — 0.3%
Ensco PLC ADR	3,720	184,735

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.8%
Apache Corp.	6,110	608,739
Occidental Petroleum Corp.	12,230	1,136,656

		1,745,395

OIL COMPANIES-INTEGRATED — 3.2%
Chevron Corp.	10,520	1,105,126
ConocoPhillips	12,720	885,948

		1,991,074

OIL FIELD MACHINERY & EQUIPMENT — 2.2%
Cameron International Corp.†	12,160	597,542
National Oilwell Varco, Inc.	10,400	741,832

		1,339,374

OIL-FIELD SERVICES — 3.2%
Baker Hughes, Inc.	11,800	684,282
Halliburton Co.	2,870	107,223
Schlumberger, Ltd.	16,090	1,182,132

		1,973,637

PHARMACY SERVICES — 0.8%
Express Scripts, Inc.†	10,360	473,763

RETAIL-AUTO PARTS — 1.4%
O’Reilly Automotive, Inc.†	11,660	886,743

RETAIL-BEDDING — 0.5%
Bed Bath & Beyond, Inc.†	4,500	278,280

RETAIL-DISCOUNT — 1.8%
Costco Wholesale Corp.	13,710	1,141,357

RETAIL-JEWELRY — 1.2%
Tiffany & Co.	8,970	715,178

RETAIL-MAJOR DEPARTMENT STORES — 1.1%
TJX Cos., Inc.	11,320	667,088

RETAIL-RESTAURANTS — 2.2%
McDonald’s Corp.	14,800	1,374,180

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 4.3%
QUALCOMM, Inc.	51,320	2,648,112

SOFTWARE TOOLS — 1.7%
VMware, Inc., Class A†	10,680	1,043,970

TELECOM EQUIPMENT-FIBER OPTICS — 1.1%
Corning, Inc.	48,280	689,921

TRANSPORT-RAIL — 1.9%
Union Pacific Corp.	11,580	1,153,021

TRANSPORT-SERVICES — 1.3%
United Parcel Service, Inc., Class B	11,190	785,986

VITAMINS & NUTRITION PRODUCTS — 0.2%
Mead Johnson Nutrition Co.	2,080	149,448

WEB PORTALS/ISP — 3.4%
Google, Inc., Class A†	3,585	2,124,614

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $50,324,918)		61,443,217

Repurchase Agreement — 0.6%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $396,000 and collateralized by $395,000 of United States Treasury Notes, bearing interest at 1.38%, due 11/30/15 and having an approximate value of $406,850 (cost $396,000)	$396,000	396,000

TOTAL INVESTMENTS (cost $50,720,918) (2)	100.1%	61,839,217
Liabilities in excess of other assets	(0.1)	(91,969)

NET ASSETS	100.0%	$61,747,248

†	Non-income producing security

(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $4,939,343 representing 8.0% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$3,837,314	$—		$—	$3,837,314
Medical-Drugs	2,186,116	1,735,907	#	—	3,922,023
Other Industries*	50,480,444	3,203,436	#	—	53,683,880
Repurchase Agreement	—	396,000		—	396,000

Total	$56,503,874	$5,335,343		$—	$61,839,217

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $4,939,343 representing 8.0% of net assets. (See Note 1).

See Notes to Financial Statements

SUNAMERICA SERIES TRUST

MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 97.9%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 2.1%
United Technologies Corp.	85,370	$6,657,153

APPLICATIONS SOFTWARE — 1.0%
Check Point Software Technologies, Ltd.†	53,540	3,085,510

ATHLETIC FOOTWEAR — 1.1%
NIKE, Inc., Class B	38,070	3,668,044

AUTO-CARS/LIGHT TRUCKS — 0.6%
Bayerische Motoren Werke AG(1)	24,874	2,027,132

BANKS-COMMERCIAL — 0.3%
Zions Bancorporation	63,290	1,098,714

BANKS-FIDUCIARY — 1.4%
Bank of New York Mellon Corp.	110,544	2,352,376
State Street Corp.	54,750	2,211,353

		4,563,729

BANKS-SUPER REGIONAL — 2.0%
SunTrust Banks, Inc.	58,710	1,158,348
Wells Fargo & Co.	204,840	5,307,405

		6,465,753

BEVERAGES-NON-ALCOHOLIC — 1.2%
PepsiCo, Inc.	60,812	3,828,115

BEVERAGES-WINE/SPIRITS — 1.0%
Diageo PLC(1)	151,079	3,129,369

BREWERY — 1.4%
Heineken NV(1)	93,320	4,519,627

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.7%
Owens Corning†	82,960	2,354,405

CABLE/SATELLITE TV — 0.8%
Comcast Corp., Class A	102,960	2,414,412

CHEMICALS-DIVERSIFIED — 0.6%
Celanese Corp., Series A	40,430	1,760,727

COATINGS/PAINT — 1.1%
Sherwin-Williams Co.	43,320	3,582,997

COMMERCIAL SERVICES-FINANCE — 2.4%
Mastercard, Inc., Class A	10,820	3,757,137
Visa, Inc., Class A	43,430	4,050,282

		7,807,419

COMPUTER SERVICES — 2.0%
Accenture PLC, Class A	56,020	3,375,765
International Business Machines Corp.	16,850	3,111,016

		6,486,781

COMPUTERS — 3.7%
Apple, Inc.†	28,960	11,722,429

COMPUTERS-MEMORY DEVICES — 2.2%
EMC Corp.†	291,130	7,135,596

COSMETICS & TOILETRIES — 3.0%
Colgate-Palmolive Co.	29,220	2,640,611
Procter & Gamble Co.	107,340	6,868,687

		9,509,298

DIVERSIFIED BANKING INSTITUTIONS — 4.2%
Bank of America Corp.	392,770	2,682,619
Goldman Sachs Group, Inc.	38,760	4,246,158
JPMorgan Chase & Co.	185,980	6,464,665

		13,393,442

DIVERSIFIED MANUFACTURING OPERATIONS — 3.8%
3M Co.	57,960	4,579,999
Danaher Corp.	155,410	7,514,074

		12,094,073

DIVERSIFIED OPERATIONS — 1.1%
LVMH Moet Hennessy Louis Vuitton SA(1)	20,404	3,381,559

ELECTRIC-INTEGRATED — 2.9%
Alliant Energy Corp.	55,990	2,283,272
American Electric Power Co., Inc.	60,800	2,388,224
Exelon Corp.	36,840	1,635,328
Wisconsin Energy Corp.	90,260	2,927,132

		9,233,956

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.5%
Microchip Technology, Inc.	133,100	4,812,896

ENGINEERING/R&D SERVICES — 0.8%
Fluor Corp.	47,280	2,687,868

ENTERPRISE SOFTWARE/SERVICE — 3.0%
Oracle Corp.	288,470	9,453,162

FINANCE-CREDIT CARD — 1.3%
American Express Co.	80,390	4,069,342

FOOD-MISC. — 1.7%
Danone(1)	46,999	3,248,833
General Mills, Inc.	53,490	2,060,970

		5,309,803

INDUSTRIAL GASES — 2.4%
Linde AG(1)	27,634	4,387,218
Praxair, Inc.	32,260	3,279,874

		7,667,092

INSTRUMENTS-SCIENTIFIC — 1.0%
Thermo Fisher Scientific, Inc.†	63,190	3,176,561

INSURANCE BROKERS — 0.9%
Aon Corp.	62,340	2,906,291

INSURANCE-MULTI-LINE — 1.7%
ACE, Ltd.	56,170	4,052,665
MetLife, Inc.	41,900	1,473,204

		5,525,869

INTERNET SECURITY — 0.4%
VeriSign, Inc.	40,190	1,289,697

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 2.1%
BlackRock, Inc.	20,387	3,216,865
Franklin Resources, Inc.	33,550	3,577,436

		6,794,301

MEDICAL INSTRUMENTS — 2.4%
Medtronic, Inc.	92,230	3,204,070
St. Jude Medical, Inc.	111,890	4,363,710

		7,567,780

MEDICAL PRODUCTS — 2.3%
Baxter International, Inc.	40,350	2,218,443
Becton, Dickinson and Co.	35,320	2,763,084

Covidien PLC	52,380	2,463,955

		7,445,482

MEDICAL-BIOMEDICAL/GENE — 1.0%
Gilead Sciences, Inc.†	78,480	3,269,477

MEDICAL-DRUGS — 3.4%
Abbott Laboratories	91,450	4,926,411
Johnson & Johnson	91,400	5,885,246

		10,811,657

MEDICAL-GENERIC DRUGS — 0.7%
Teva Pharmaceutical Industries, Ltd. ADR	56,900	2,324,365

MULTIMEDIA — 3.1%
Viacom, Inc., Class B	76,100	3,336,985
Walt Disney Co.	189,480	6,609,062

		9,946,047

NETWORKING PRODUCTS — 1.6%
Cisco Systems, Inc.	268,470	4,974,749

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.6%
Apache Corp.	27,590	2,748,792
EOG Resources, Inc.	31,740	2,838,508
Occidental Petroleum Corp.	42,530	3,952,738
QEP Resources, Inc.	50,860	1,808,073

		11,348,111

OIL COMPANIES-INTEGRATED — 4.2%
Chevron Corp.	65,300	6,859,765
Exxon Mobil Corp.	52,930	4,133,304
Hess Corp.	36,000	2,252,160

		13,245,229

OIL FIELD MACHINERY & EQUIPMENT — 1.8%
Cameron International Corp.†	58,580	2,878,621
National Oilwell Varco, Inc.	38,850	2,771,171

		5,649,792

OIL-FIELD SERVICES — 1.7%
Halliburton Co.	66,500	2,484,440
Schlumberger, Ltd.	37,940	2,787,452

		5,271,892

PIPELINES — 0.3%
Kinder Morgan, Inc.	35,510	1,015,586

RETAIL-APPAREL/SHOE — 0.6%
Hennes & Mauritz AB, Class B(1)	62,250	2,053,009

RETAIL-DISCOUNT — 1.9%
Target Corp.	108,340	5,931,615

RETAIL-MAJOR DEPARTMENT STORES — 0.3%
Nordstrom, Inc.	17,830	903,803

RETAIL-REGIONAL DEPARTMENT STORES — 1.2%
Kohl’s Corp.	70,500	3,737,205

SEMICONDUCTOR EQUIPMENT — 0.4%
ASML Holding NV	32,426	1,359,622

SOAP & CLEANING PREPARATION — 1.0%
Reckitt Benckiser Group PLC(1)	64,420	3,304,307

TELEPHONE-INTEGRATED — 1.1%
AT&T, Inc.	118,710	3,479,390

TOBACCO — 2.0%
Philip Morris International, Inc.	89,770	6,272,230

TOOLS-HAND HELD — 0.8%
Stanley Black & Decker, Inc.	37,490	2,393,736

TRANSPORT-RAIL — 1.2%
Canadian National Railway Co.	47,890	3,755,534

TRANSPORT-SERVICES — 0.3%
Expeditors International of Washington, Inc.	24,510	1,117,656

VETERINARY DIAGNOSTICS — 0.5%
VCA Antech, Inc.†	81,640	1,658,925

WEB PORTALS/ISP — 2.0%
Google, Inc., Class A†	10,560	6,258,278

WIRELESS EQUIPMENT — 1.1%
American Tower Corp., Class A†	63,070	3,475,157

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $277,835,034)		312,183,756

Short-Term Investment Securities — 1.8%

COMMERCIAL PAPER — 1.8%
General Electric Co. 0.04% due 11/01/11	$2,730,000	2,730,000
United Technologies Corp. 0.04% due 11/01/11	3,041,000	3,041,000

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $5,771,000)		5,771,000

TOTAL INVESTMENTS (cost $283,606,034)(2)	99.7%	317,954,756
Other assets less liabilities	0.3	923,366

NET ASSETS	100.0%	$318,878,122

†	Non-income producing security

(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $26,051,054 representing 8.2% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR — America Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Other Industries*	$286,132,702	$26,051,054	#	$—	$312,183,756
Short-Term Investment Securities:
Commercial Paper	—	5,771,000		—	5,771,000

Total	$286,132,702	$31,822,054		$—	$317,954,756

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $26,051,054 representing 8.2% of net assets. (See Note 1).

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

FUNDAMENTAL GROWTH PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 97.7%	Shares/ Principal Amount	Value (Note 1)

AGRICULTURAL CHEMICALS — 1.6%
Monsanto Co.	30,890	$2,247,248

APPAREL MANUFACTURERS — 3.0%
Coach, Inc.	47,690	3,103,188
Ralph Lauren Corp.	7,050	1,119,470

		4,222,658

APPLICATIONS SOFTWARE — 2.9%
Citrix Systems, Inc.†	22,575	1,644,137
Salesforce.com, Inc.†	18,650	2,483,621

		4,127,758

CABLE/SATELLITE TV — 3.0%
DIRECTV, Class A†	92,580	4,208,687

COMMERCIAL SERVICES-FINANCE — 2.8%
Mastercard, Inc., Class A	3,690	1,281,315
Visa, Inc., Class A	28,680	2,674,697

		3,956,012

COMPUTER SERVICES — 3.2%
Cognizant Technology Solutions Corp., Class A†	62,710	4,562,152

COMPUTERS — 7.3%
Apple, Inc.†	25,624	10,372,083

COMPUTERS-INTEGRATED SYSTEMS — 1.4%
Teradata Corp.†	32,550	1,941,933

COMPUTERS-MEMORY DEVICES — 2.3%
EMC Corp.†	132,110	3,238,016

DISTRIBUTION/WHOLESALE — 1.2%
WW Grainger, Inc.	9,603	1,645,090

DIVERSIFIED MANUFACTURING OPERATIONS — 2.0%
Danaher Corp.	58,230	2,815,420

E-COMMERCE/PRODUCTS — 2.4%
Amazon.com, Inc.†	15,727	3,357,872

E-COMMERCE/SERVICES — 2.0%
priceline.com, Inc.†	5,490	2,787,383

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.8%
ARM Holdings PLC ADR	19,660	552,249
Avago Technologies, Ltd.	79,700	2,691,469
Microchip Technology, Inc.	59,810	2,162,730

		5,406,448

ENGINES-INTERNAL COMBUSTION — 1.6%
Cummins, Inc.	23,484	2,335,014

ENTERPRISE SOFTWARE/SERVICE — 2.5%
Oracle Corp.	105,860	3,469,032

FINANCE-CREDIT CARD — 2.0%
American Express Co.	56,060	2,837,757

FOOD-RETAIL — 1.3%
Whole Foods Market, Inc.	26,310	1,897,477

INDUSTRIAL GASES — 2.0%
Praxair, Inc.	27,340	2,779,658

INTERNET INFRASTRUCTURE SOFTWARE — 1.5%
F5 Networks, Inc.†	20,220	2,101,869

MACHINERY-FARMING — 1.1%
AGCO Corp.†	36,790	1,612,506

MEDICAL INFORMATION SYSTEMS — 1.2%
Cerner Corp.†	25,900	1,642,837

MEDICAL LABS & TESTING SERVICES — 1.1%
Laboratory Corp. of America Holdings†	19,240	1,613,274

MEDICAL-BIOMEDICAL/GENE — 0.8%
Alexion Pharmaceuticals, Inc.†	17,633	1,190,404

MEDICAL-DRUGS — 3.0%
Allergan, Inc.	28,075	2,361,669
Bristol-Myers Squibb Co.	59,050	1,865,389

		4,227,058

MEDICAL-HMO — 2.8%
UnitedHealth Group, Inc.	82,690	3,968,293

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 1.2%
Cardinal Health, Inc.	37,180	1,645,959

METAL PROCESSORS & FABRICATION — 1.9%
Precision Castparts Corp.	16,490	2,690,343

OIL & GAS DRILLING — 1.2%
Ensco PLC ADR	35,390	1,757,467

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.1%
Occidental Petroleum Corp.	42,590	3,958,315
Pioneer Natural Resources Co.	38,040	3,191,556

		7,149,871

OIL COMPANIES-INTEGRATED — 1.6%
Exxon Mobil Corp.	29,800	2,327,082

OIL FIELD MACHINERY & EQUIPMENT — 1.6%
Cameron International Corp.†	47,490	2,333,659

OIL-FIELD SERVICES — 2.7%
Baker Hughes, Inc.	27,160	1,575,008
Schlumberger, Ltd.	31,110	2,285,652

		3,860,660

RENTAL AUTO/EQUIPMENT — 1.4%
Hertz Global Holdings, Inc.†	172,455	2,000,478

RETAIL-APPAREL/SHOE — 1.4%
Lululemon Athletica, Inc.†	35,850	2,024,808

RETAIL-DISCOUNT — 3.3%
Costco Wholesale Corp.	36,130	3,007,823
Dollar General Corp.†	40,734	1,615,510

		4,623,333

RETAIL-MAJOR DEPARTMENT STORES — 2.1%
TJX Cos., Inc.	50,810	2,994,233

RETAIL-RESTAURANTS — 1.6%
Starbucks Corp.	52,360	2,216,922

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 2.9%
QUALCOMM, Inc.	78,380	4,044,408

TELEVISION — 1.6%
CBS Corp., Class B	87,880	2,268,183

TRANSPORT-RAIL — 1.9%
Union Pacific Corp.	27,035	2,691,875

WEB PORTALS/ISP — 5.0%
Baidu, Inc. ADR†	20,830	2,919,950
Google, Inc., Class A†	7,080	4,195,891

		7,115,841

WIRELESS EQUIPMENT — 1.4%
American Tower Corp., Class A†	36,220	1,995,722

TOTAL COMMON STOCK (cost $120,646,974)		138,304,783

Preferred Stock — 0.7%

Banks-Commercial — 0.7%
Itau Unibanco Holding SA ADR (cost $969,753)	48,070	919,098

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $121,616,727)		139,223,881

Repurchase Agreement — 2.0%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $2,826,001 and collateralized by $2,800,000 of United States Treasury Notes, bearing interest at 1.38% due 11/30/15 and having approximate value of $2,884,000 (cost $2,826,000)	$2,826,000	2,826,000

TOTAL INVESTMENTS (cost $124,442,727)(1)	100.4%	142,049,881
Liabilities in excess of other assets	(0.4)	(552,778)

NET ASSETS	100.0%	$141,497,103

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$10,372,083	$—	$—	$10,372,083
Oil Companies — Exploration & Production	7,149,871	—	—	7,149,871
Web Portals/ISP	7,115,841	—	—	7,115,841
Other Industries*	113,666,988	—	—	113,666,988
Preferred Stocks	919,098	—	—	919,098
Repurchase Agreement	—	2,826,000	—	2,826,000

Total	$139,223,881	$2,826,000	$—	$142,049,881

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

BLUE CHIP GROWTH PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 95.5%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 1.0%
Boeing Co.	11,883	$781,783

AGRICULTURAL CHEMICALS — 0.7%
Potash Corp. of Saskatchewan, Inc.	12,613	596,973

APPAREL MANUFACTURERS — 2.5%
Coach, Inc.	22,389	1,456,852
Ralph Lauren Corp.	3,543	562,593

		2,019,445

APPLICATIONS SOFTWARE — 2.2%
Intuit, Inc.	7,215	387,229
Red Hat, Inc.†	8,335	413,833
Salesforce.com, Inc.†	7,282	969,744

		1,770,806

ATHLETIC FOOTWEAR — 1.5%
NIKE, Inc., Class B	12,669	1,220,658

CABLE/SATELLITE TV — 1.0%
Comcast Corp., Class A	34,373	806,047

CASINO HOTELS — 1.5%
Las Vegas Sands Corp.†	25,549	1,199,526

COMMERCIAL SERVICES-FINANCE — 2.9%
Mastercard, Inc., Class A	4,232	1,469,520
Visa, Inc., Class A	9,547	890,353

		2,359,873

COMPUTER SERVICES — 2.5%
Cognizant Technology Solutions Corp., Class A†	5,417	394,087
International Business Machines Corp.	8,747	1,614,958

		2,009,045

COMPUTERS — 5.7%
Apple, Inc.†	11,337	4,588,991

COMPUTERS-INTEGRATED SYSTEMS — 1.7%
Riverbed Technology, Inc.†	22,456	619,336
Teradata Corp.†	12,459	743,304

		1,362,640

COMPUTERS-MEMORY DEVICES — 3.5%
EMC Corp.†	65,014	1,593,493
NetApp, Inc.†	29,567	1,211,065

		2,804,558

COSMETICS & TOILETRIES — 1.8%
Colgate-Palmolive Co.	4,369	394,827
Procter & Gamble Co.	15,894	1,017,057

		1,411,884

E-COMMERCE/PRODUCTS — 2.4%
Amazon.com, Inc.†	7,167	1,530,226
MercadoLibre, Inc.	6,402	417,411

		1,947,637

E-COMMERCE/SERVICES — 1.8%
IAC/InterActive Corp.	14,993	612,164
priceline.com, Inc.†	1,596	810,321

		1,422,485

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.3%
Broadcom Corp., Class A†	28,769	1,038,273
Intel Corp.	32,659	801,452

		1,839,725

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.4%
Agilent Technologies, Inc.†	9,399	348,421

ENTERPRISE SOFTWARE/SERVICE — 2.4%
Oracle Corp.	58,533	1,918,126

ENTERTAINMENT SOFTWARE — 1.1%
Activision Blizzard, Inc.	64,133	858,741

FINANCE-CREDIT CARD — 1.5%
American Express Co.	23,603	1,194,784

FINANCE-OTHER SERVICES — 0.8%
IntercontinentalExchange, Inc.†	5,041	654,725

HOME FURNISHINGS — 0.8%
Tempur-Pedic International, Inc.†	9,098	619,210

HOTEL/MOTELS — 0.5%
Starwood Hotels & Resorts Worldwide, Inc.	7,809	391,309

INDUSTRIAL GASES — 1.0%
Praxair, Inc.	7,617	774,420

INSTRUMENTS-CONTROLS — 2.0%
Honeywell International, Inc.	30,970	1,622,828

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.6%
Invesco, Ltd.	23,535	472,348

MACHINERY-CONSTRUCTION & MINING — 1.4%
Caterpillar, Inc.	11,850	1,119,351

MEDICAL INSTRUMENTS — 1.8%
Intuitive Surgical, Inc.†	1,898	823,466
St. Jude Medical, Inc.	15,371	599,469

		1,422,935

MEDICAL PRODUCTS — 2.0%
Covidien PLC	17,805	837,547
Stryker Corp.	15,870	760,332

		1,597,879

MEDICAL-BIOMEDICAL/GENE — 3.6%
Alexion Pharmaceuticals, Inc.†	11,565	780,753
Amgen, Inc.	10,199	584,097
Biogen Idec, Inc.†	6,756	786,128
Celgene Corp.†	11,992	777,441

		2,928,419

MEDICAL-DRUGS — 1.5%
Allergan, Inc.	14,369	1,208,720

MEDICAL-GENERIC DRUGS — 0.6%
Watson Pharmaceuticals, Inc.†	7,093	476,366

MEDICAL-HMO — 1.3%
UnitedHealth Group, Inc.	21,968	1,054,244

METAL PROCESSORS & FABRICATION — 0.7%
Precision Castparts Corp.	3,459	564,336

METAL-COPPER — 1.3%
Freeport-McMoRan Copper & Gold, Inc.	24,900	1,002,474

METAL-IRON — 0.5%
Cliffs Natural Resources, Inc.	6,257	426,853

NETWORKING PRODUCTS — 2.7%
Acme Packet, Inc.†	18,479	669,125

Cisco Systems, Inc.	82,842	1,535,062

		2,204,187

OIL & GAS DRILLING — 1.3%
Ensco PLC ADR	21,432	1,064,313

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.2%
Anadarko Petroleum Corp.	12,412	974,342
Apache Corp.	4,268	425,221
Cabot Oil & Gas Corp.	8,877	689,920
Occidental Petroleum Corp.	13,782	1,280,899

		3,370,382

OIL FIELD MACHINERY & EQUIPMENT — 1.4%
Cameron International Corp.†	23,204	1,140,245

OIL-FIELD SERVICES — 2.0%
Schlumberger, Ltd.	21,686	1,593,270

RETAIL-APPAREL/SHOE — 1.2%
Abercrombie & Fitch Co., Class A	13,292	988,925

RETAIL-DISCOUNT — 2.5%
Costco Wholesale Corp.	12,974	1,080,086
Target Corp.	17,344	949,584

		2,029,670

RETAIL-JEWELRY — 1.0%
Tiffany & Co.	10,454	833,497

RETAIL-RESTAURANTS — 5.1%
Chipotle Mexican Grill, Inc.†	2,005	673,921
McDonald’s Corp.	18,964	1,760,807
Starbucks Corp.	38,579	1,633,435

		4,068,163

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 2.1%
QUALCOMM, Inc.	32,342	1,668,847

SEMICONDUCTOR EQUIPMENT — 0.5%
Lam Research Corp.†	8,835	379,817

SOFTWARE TOOLS — 1.3%
VMware, Inc., Class A†	10,320	1,008,780

STEEL-PRODUCERS — 0.9%
Carpenter Technology Corp.	12,652	717,621

TRANSPORT-RAIL — 1.3%
Union Pacific Corp.	10,808	1,076,153

TRANSPORT-SERVICES — 1.6%
United Parcel Service, Inc., Class B	18,142	1,274,294

WEB PORTALS/ISP — 4.7%
Baidu, Inc. ADR†	6,655	932,898
Google, Inc., Class A†	4,843	2,870,155

		3,803,053

WIRELESS EQUIPMENT — 0.9%
Crown Castle International Corp.†	18,251	754,861

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $72,370,603)		76,774,643

Repurchase Agreement — 5.2%

State Street Bank and Trust Co., Joint Repurchase Agreement(1) (cost 4,152,000)	$4,152,000	4,152,000

TOTAL INVESTMENTS (cost $76,522,603) (2)	100.7%	80,926,643
Liabilities in excess of other assets	(0.7)	(569,324)

NET ASSETS	100.0%	$80,357,319

†	Non-income producing security

(1)	See Note 2 for details of Joint Repurchase Agreements.

(2)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$4,588,991	$—	$—	$4,588,991
Retail-Restaurants	4,068,163	—	—	4,068,163
Other Industries*	68,117,489	—	—	68,117,489
Repurchase Agreement	—	4,152,000	—	4,152,000

Total	$76,774,643	$4,152,000	$—	$80,926,643

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

REAL ESTATE PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 88.2%	Shares/ Principal Amount	Value (Note 1)

REAL ESTATE INVESTMENT TRUSTS — 82.7%
Alexandria Real Estate Equities, Inc.	264,665	$17,491,710
American Campus Communities, Inc.	241,631	9,406,695
AvalonBay Communities, Inc.	64,100	8,569,529
BioMed Realty Trust, Inc.	340,610	6,168,447
Boston Properties, Inc.	82,065	8,123,614
Brandywine Realty Trust	972,845	8,862,618
CBL & Associates Properties, Inc.	282,300	4,341,774
Coresite Realty Corp.	477,649	7,952,856
Corporate Office Properties Trust	52,012	1,261,291
CubeSmart	290,580	2,850,590
DCT Industrial Trust, Inc.	1,448,300	7,183,568
DDR Corp.	555,900	7,121,079
Digital Realty Trust, Inc.	224,800	14,011,784
DuPont Fabros Technology, Inc.	223,857	4,653,987
EastGroup Properties, Inc.	233,100	10,165,491
Education Realty Trust, Inc.	514,800	4,761,900
Entertainment Properties Trust	119,360	5,347,328
Equity Residential	202,150	11,862,162
Essex Property Trust, Inc.	54,808	7,824,390
HCP, Inc.	166,580	6,638,213
Macerich Co.	174,950	8,705,512
Plum Creek Timber Co., Inc.	300,110	11,302,143
Post Properties, Inc.	147,000	6,038,760
ProLogis, Inc.	116,200	3,458,112
Public Storage	79,210	10,222,050
Rayonier, Inc.	164,720	6,873,766
Regency Centers Corp.	142,100	5,820,416
Simon Property Group, Inc.	133,576	17,156,501
SL Green Realty Corp.	71,200	4,912,088
Ventas, Inc.	253,270	14,084,345
Vornado Realty Trust	102,477	8,486,120

		251,658,839

REAL ESTATE OPERATIONS & DEVELOPMENT — 5.5%
Forest City Enterprises, Inc., Class A†	1,236,569	16,916,264

TOTAL COMMON STOCK (cost $240,864,597)		268,575,103

Preferred Stock — 1.9%

REAL ESTATE INVESTMENT TRUSTS — 1.9%
CBL & Associates Properties, Inc. 7.38%	75,800	1,773,720
Digital Realty Trust, Inc. Series D 5.50%	53,000	1,696,000
ProLogis, Inc. Series M 6.75%	93,800	2,223,998

TOTAL PREFERRED STOCK (cost $2,938,661)		5,693,718

Convertible Bonds & Notes — 0.1%

REAL ESTATE INVESTMENT TRUSTS — 0.1%
SL Green Realty Corp. Senior Notes 3.00% due 03/30/27*(1) (cost $503,192)	$510,000	508,087

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $244,306,450)		274,776,908

Short-Term Investment Securities — 10.8%

COMMERCIAL PAPER — 10.8%
Toyota Credit Corp. 0.05% due 11/03/11	9,000,000	8,999,962
Barclays U.S. Funding LLC 0.12% due 11/01/11	11,871,000	11,871,000
HSBC Finance Corp.0.06% due 11/03/11	12,000,000	11,999,960

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $32,870,922)		32,870,922

TOTAL INVESTMENTS (cost $277,177,372) (2)	101.0%	307,647,830
Liabilities in excess of other assets	(1.0)	(3,187,495)

NET ASSETS	100.0%	$304,460,335

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $508,087 representing 0.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2011, the Real Estate Portfolio held the following restricted securities:

Name	Acquisition Date	Principal Amount	Acquisition Cost	Value	Value per Share	% of Net Assets
SL Green Realty Corp. 3.00% due 03/30/27	3/21/07	$510,000	$502,938	$508,087	$99.63	0.17%

(2)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Real Estate Investment Trusts	$251,658,839	$—	$—	$251,658,839
Other Industries*	16,916,264	—	—	16,916,264
Preferred Stock	5,693,718	—	—	5,693,718
Convertible Bonds & Notes	—	508,087	—	508,087
Short-Term Investment Securities:
Commercial Paper	—	32,870,922	—	32,870,922

Total	$274,268,821	$33,379,009	$—	$307,647,830

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

SMALL COMPANY VALUE PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 94.9%	Shares/ Principal Amount	Value (Note 1)

ADVANCED MATERIALS — 1.1%
Ceradyne, Inc.†	71,500	$2,392,390

AEROSPACE/DEFENSE-EQUIPMENT — 0.9%
AAR Corp.	102,700	2,046,811

AIRLINES — 1.1%
Skywest, Inc.	180,800	2,424,528

AUTO-TRUCK TRAILERS — 0.7%
Wabash National Corp.†	213,300	1,471,770

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.1%
Autoliv, Inc.	41,300	2,385,901

BANKS-COMMERCIAL — 1.6%
Chemical Financial Corp.	55,100	1,109,163
Oriental Financial Group, Inc.	96,300	1,019,817
Peoples Bancorp, Inc.	20,500	271,215
Trustco Bank Corp.	236,000	1,170,560

		3,570,755

BATTERIES/BATTERY SYSTEMS — 0.0%
EnerSys†	4,300	96,879

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 2.1%
Drew Industries, Inc.	45,500	1,093,365
Gibraltar Industries, Inc.†	102,100	1,139,436
Simpson Manufacturing Co., Inc.	78,600	2,409,876

		4,642,677

BUILDING PRODUCTS-DOORS & WINDOWS — 0.7%
Apogee Enterprises, Inc.	133,400	1,456,728

BUILDING PRODUCTS-WOOD — 1.3%
Universal Forest Products, Inc.	101,300	2,843,491

BUILDING-HEAVY CONSTRUCTION — 1.4%
Granite Construction, Inc.	133,700	3,008,250

BUILDING-MAINTANCE & SERVICES — 1.0%
ABM Industries, Inc.	110,300	2,230,266

BUILDING-MOBILE HOME/MANUFACTURED HOUSING — 2.0%
Thor Industries, Inc.	146,000	3,860,240
Winnebago Industries, Inc.†	68,500	557,590

		4,417,830

BUILDING-RESIDENTIAL/COMMERCIAL — 0.9%
D.R. Horton, Inc.	57,000	634,410
M/I Homes, Inc.†	64,500	481,815
MDC Holdings, Inc.	35,200	788,480

		1,904,705

CHEMICALS-PLASTICS — 0.8%
A. Schulman, Inc.	81,500	1,720,465

CHEMICALS-SPECIALTY — 1.7%
Cabot Corp.	49,300	1,487,874
H.B. Fuller Co.	42,900	921,921
Sensient Technologies Corp.	35,500	1,312,080

		3,721,875

CIRCUIT BOARDS — 0.4%
Multi-Fineline Electronix, Inc.†	41,600	954,304

COAL — 0.3%
Arch Coal, Inc.	19,100	348,002
Consol Energy, Inc.	3,200	136,832
Peabody Energy Corp.	2,700	117,099

		601,933

COATINGS/PAINT — 1.4%
RPM International, Inc.	134,300	3,017,721

DATA PROCESSING/MANAGEMENT — 0.3%
Schawk, Inc.	58,345	787,074

DIVERSIFIED MANUFACTURING OPERATIONS — 4.8%
A.O. Smith Corp.	20,450	759,922
Carlisle Cos., Inc.	63,100	2,632,532
EnPro Industries, Inc.†	61,300	2,111,172
Pentair, Inc.	38,280	1,376,166
Trinity Industries, Inc.	135,200	3,686,904

		10,566,696

ELECTRIC-INTEGRATED — 1.7%
NV Energy, Inc.	144,500	2,317,780
PNM Resources, Inc.	83,500	1,501,330

		3,819,110

ELECTRONIC COMPONENTS-MISC. — 3.0%
Benchmark Electronics, Inc.†	228,900	3,145,086
Gentex Corp.	117,700	3,545,124

		6,690,210

ENGINEERING/R&D SERVICES — 0.7%
EMCOR Group, Inc.†	61,000	1,529,270

ENGINES-INTERNAL COMBUSTION — 0.7%
Briggs & Stratton Corp.	107,300	1,566,580

ENVIRONMENTAL MONITORING & DETECTION — 0.9%
Mine Safety Appliances Co.	58,900	1,976,095

FOOD-MISC. — 1.1%
Lancaster Colony Corp.	37,800	2,514,456

FUNERAL SERVICES & RELATED ITEMS — 0.9%
Hillenbrand, Inc.	95,900	2,024,449

HOME FURNISHINGS — 2.1%
American Woodmark Corp.	60,000	1,020,600
Ethan Allen Interiors, Inc.	41,000	811,800
Hooker Furniture Corp.	70,500	683,850
La-Z-Boy, Inc.†	200,000	2,032,000

		4,548,250

HOSPITAL BEDS/EQUIPMENT — 0.3%
Hill-Rom Holdings, Inc.	18,600	626,262

HUMAN RESOURCES — 0.6%
Insperity, Inc.	54,100	1,394,698

IDENTIFICATION SYSTEMS — 1.1%
Brady Corp., Class A	80,800	2,482,176

INDUSTRIAL AUTOMATED/ROBOTIC — 0.6%
Nordson Corp.	30,000	1,391,100

INSTRUMENTS-CONTROLS — 1.0%
Mettler-Toledo International, Inc.†	6,100	936,960
Watts Water Technologies, Inc., Class A	41,800	1,316,282

		2,253,242

INSURANCE BROKERS — 0.6%
Arthur J. Gallagher & Co.	42,700	1,319,430

INSURANCE-LIFE/HEALTH — 2.8%
Protective Life Corp.	202,800	3,772,080
StanCorp Financial Group, Inc.	72,200	2,450,468

		6,222,548

INSURANCE-MULTI-LINE — 1.0%
American National Insurance Co.	5,600	400,176

Old Republic International Corp.	213,000	1,882,920

		2,283,096

INSURANCE-PROPERTY/CASUALTY — 3.3%
Hanover Insurance Group, Inc.	66,300	2,530,008
HCC Insurance Holdings, Inc.	33,800	899,418
RLI Corp.	17,300	1,216,882
Tower Group, Inc.	113,000	2,681,490

		7,327,798

INSURANCE-REINSURANCE — 3.4%
Aspen Insurance Holdings, Ltd.	89,100	2,360,259
Montpelier Re Holdings, Ltd.	111,600	1,953,000
Transatlantic Holdings, Inc.	20,700	1,077,228
Validus Holdings, Ltd.	78,558	2,149,347

		7,539,834

LASERS-SYSTEM/COMPONENTS — 1.2%
Rofin-Sinar Technologies, Inc.†	104,600	2,719,600

LEISURE PRODUCTS — 0.7%
Brunswick Corp.	88,900	1,569,974

MACHINE TOOLS & RELATED PRODUCTS — 2.3%
Kennametal, Inc.	59,700	2,321,733
Lincoln Electric Holdings, Inc.	74,700	2,719,080

		5,040,813

MACHINERY-CONSTRUCTION & MINING — 0.9%
Astec Industries, Inc.†	57,200	1,901,900

MACHINERY-ELECTRICAL — 0.8%
Franklin Electric Co., Inc.	38,000	1,744,960

MACHINERY-GENERAL INDUSTRIAL — 2.6%
Applied Industrial Technologies, Inc.	35,400	1,190,148
Gardner Denver, Inc.	36,900	2,853,477
Roper Industries, Inc.	21,000	1,703,100

		5,746,725

MACHINERY-PUMPS — 0.8%
Graco, Inc.	41,930	1,800,474

MEDICAL PRODUCTS — 1.6%
Teleflex, Inc.	41,200	2,466,232
West Pharmaceutical Services, Inc.	25,400	987,298

		3,453,530

MEDICAL STERILIZATION PRODUCTS — 0.9%
STERIS Corp.	61,900	1,917,662

METAL PROCESSORS & FABRICATION — 3.0%
CIRCOR International, Inc.	23,000	800,860
Commercial Metals Co.	81,300	1,010,559
Kaydon Corp.	47,600	1,497,496
Mueller Industries, Inc.	65,300	2,641,385
Timken Co.	14,800	623,376

		6,573,676

MISCELLANEOUS MANUFACTURING — 0.5%
Aptargroup, Inc.	22,500	1,079,325

OIL & GAS DRILLING — 4.1%
Atwood Oceanics, Inc.†	71,700	3,064,458
Rowan Cos., Inc.†	84,000	2,897,160
Unit Corp.†	62,200	3,051,532

		9,013,150

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.9%
Energen Corp.	39,600	1,942,776

OIL-FIELD SERVICES — 2.6%
Helix Energy Solutions Group, Inc.†	144,000	2,600,640
Oil States International, Inc.†	46,300	3,222,943

		5,823,583

POWER CONVERTER/SUPPLY EQUIPMENT — 0.6%
Powell Industries, Inc.†	38,400	1,290,624

RESEARCH & DEVELOPMENT — 0.9%
Pharmaceutical Product Development, Inc.	60,000	1,979,400

RETAIL-APPAREL/SHOE — 3.1%
Brown Shoe Co., Inc.	159,600	1,422,036
Cato Corp., Class A	77,300	1,981,199
Christopher & Banks Corp.	150,000	499,500
Men’s Wearhouse, Inc.	94,000	2,902,720

		6,805,455

RETAIL-AUTOMOBILE — 1.5%
Group 1 Automotive, Inc.	74,600	3,398,776

RETAIL-COMPUTER EQUIPMENT — 1.4%
GameStop Corp., Class A†	118,400	3,027,488

RETAIL-CONVENIENCE STORE — 0.4%
Casey’s General Stores, Inc.	18,500	916,675

RETAIL-DISCOUNT — 0.5%
Fred’s, Inc., Class A	81,500	993,485
Tuesday Morning Corp.†	17,000	61,540

		1,055,025

RETAIL-HAIR SALONS — 1.2%
Regis Corp.	163,000	2,666,680

RETAIL-HOME FURNISHINGS — 0.5%
Pier 1 Imports, Inc.†	93,000	1,163,430

RETAIL-LEISURE PRODUCTS — 0.4%
West Marine, Inc.†	86,700	788,103

RETAIL-MAJOR DEPARTMENT STORES — 1.3%
J.C. Penney Co., Inc.	58,000	1,860,640
Saks, Inc.†	96,000	1,014,720

		2,875,360

SEMICONDUCTOR EQUIPMENT — 0.5%
Cohu, Inc.	100,500	1,114,545

STEEL-PRODUCERS — 2.5%
Reliance Steel & Aluminum Co.	78,000	3,446,820
Steel Dynamics, Inc.	163,200	2,038,368

		5,485,188

TRANSPORT-MARINE — 2.5%
Overseas Shipholding Group, Inc.	67,900	847,392
Teekay Corp.	41,879	1,078,803
Tidewater, Inc.	71,800	3,534,714

		5,460,909

TRANSPORT-RAIL — 1.1%
Genesee & Wyoming, Inc., Class A†	40,500	2,398,005

TRANSPORT-SERVICES — 1.9%
Bristow Group, Inc.	86,800	4,320,904

WIRE & CABLE PRODUCTS — 0.3%
General Cable Corp.†	23,600	661,744

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $190,840,856)		209,508,112

Repurchase Agreement — 4.9%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 10/31/11 to be repurchased 11/01/11 in the amount of $10,919,003 and collateralized by $11,115,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.90%, due 09/12/14 and having an approximate value of $11,137,397 (cost $10,919,000)	$10,919,000	10,919,000

TOTAL INVESTMENTS (cost $201,759,856)(1)	99.8%	220,427,112
Other assets less liabilities	0.2	417,458

NET ASSETS	100.0%	$220,844,570

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$209,508,112	$—	$—	$209,508,112
Repurchase Agreement	—	10,919,000	—	10,919,000

Total	$209,508,112	$10,919,000	$—	$220,427,112

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

MID-CAP GROWTH PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 97.7%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 1.3%
TransDigm Group, Inc.†	23,671	$2,223,180

AEROSPACE/DEFENSE-EQUIPMENT — 1.4%
Goodrich Corp.	20,200	2,477,126

APPAREL MANUFACTURERS — 1.0%
Coach, Inc.	28,200	1,834,974

APPLICATIONS SOFTWARE — 4.7%
Citrix Systems, Inc.†	21,200	1,543,996
Nuance Communications, Inc.†	96,800	2,563,264
Red Hat, Inc.†	48,300	2,398,095
Salesforce.com, Inc.†	13,700	1,824,429

		8,329,784

AUCTION HOUSE/ART DEALERS — 0.6%
Sotheby’s	29,300	1,031,946

AUTO-CARS/LIGHT TRUCKS — 0.6%
Tesla Motors, Inc.†	38,400	1,127,808

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.6%
BorgWarner, Inc.†	38,100	2,914,269

BANKS-COMMERCIAL — 1.0%
BOK Financial Corp.	32,700	1,707,594

BROADCAST SERVICES/PROGRAM — 1.0%
Scripps Networks Interactive, Inc., Class A	42,800	1,818,144

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 1.0%
Armstrong World Industries, Inc.	43,200	1,839,888

BUILDING-RESIDENTIAL/COMMERCIAL — 1.1%
Toll Brothers, Inc.†	108,400	1,890,496

CASINO HOTELS — 1.0%
Wynn Resorts, Ltd.	12,800	1,699,840

CASINO SERVICES — 1.3%
International Game Technology	127,106	2,235,795

CHEMICALS-DIVERSIFIED — 1.5%
FMC Corp.	33,900	2,674,371

COATINGS/PAINT — 1.4%
Sherwin-Williams Co.	29,700	2,456,487

COMMERCIAL SERVICES — 1.8%
Alliance Data Systems Corp.†	30,700	3,144,908

COMMERCIAL SERVICES-FINANCE — 1.6%
FleetCor Technologies, Inc.†	35,300	986,988
Moody’s Corp.	52,800	1,873,872

		2,860,860

COMPUTER DATA SECURITY — 0.6%
Fortinet, Inc.†	46,800	1,079,208

COMPUTER SERVICES — 1.4%
IHS, Inc., Class A†	29,100	2,444,109

COMPUTERS-INTEGRATED SYSTEMS — 1.8%
CGI Group, Inc., Class A†	51,700	1,061,401
MICROS Systems, Inc.†	41,600	2,047,552

		3,108,953

COMPUTERS-MEMORY DEVICES — 0.9%
NetApp, Inc.†	38,700	1,585,152

CONTAINERS-METAL/GLASS — 0.8%
Greif, Inc., Class A	31,100	1,392,658

CRUISE LINES — 1.0%
Royal Caribbean Cruises, Ltd.	60,300	1,792,116

DENTAL SUPPLIES & EQUIPMENT — 0.9%
Sirona Dental Systems, Inc.†	34,000	1,628,600

DISTRIBUTION/WHOLESALE — 3.0%
Fossil, Inc.†	14,900	1,544,534
WW Grainger, Inc.	22,000	3,768,820

		5,313,354

DIVERSIFIED MANUFACTURING OPERATIONS — 3.1%
Carlisle Cos., Inc.	51,000	2,127,720
Cooper Industries PLC	28,600	1,500,356
Parker Hannifin Corp.	23,500	1,916,425

		5,544,501

E-COMMERCE/PRODUCTS — 0.4%
Netflix, Inc.†	9,400	771,552

E-COMMERCE/SERVICES — 0.5%
OpenTable, Inc.†	21,500	942,990

ELECTRONIC COMPONENTS-MISC. — 1.1%
TE Connectivity, Ltd.	57,200	2,033,460

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 5.2%
Avago Technologies, Ltd.	62,700	2,117,379
Freescale Semiconductor Holdings I, Ltd.†	95,600	1,260,964
Microchip Technology, Inc.	56,000	2,024,960
Rovi Corp.†	37,100	1,837,934
Xilinx, Inc.	57,900	1,937,334

		9,178,571

ELECTRONIC CONNECTORS — 1.0%
Amphenol Corp., Class A	36,200	1,719,138

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.2%
Agilent Technologies, Inc.†	56,200	2,083,334

ENGINES-INTERNAL COMBUSTION — 1.0%
Cummins, Inc.	18,300	1,819,569

ENTERPRISE SOFTWARE/SERVICE — 0.7%
Concur Technologies, Inc.†	24,800	1,153,696

FILTRATION/SEPARATION PRODUCTS — 1.6%
Pall Corp.	55,400	2,834,818

FINANCE-INVESTMENT BANKER/BROKER — 0.9%
Lazard, Ltd., Class A	56,400	1,541,976

FINANCE-LEASING COMPANIES — 1.0%
Air Lease Corp.†	78,400	1,750,672

FOOD-MISC. — 0.5%
Diamond Foods, Inc.	14,200	933,650

FOOTWEAR & RELATED APPAREL — 1.1%
Deckers Outdoor Corp.†	17,200	1,982,128

HAZARDOUS WASTE DISPOSAL — 1.2%
Stericycle, Inc.†	26,060	2,178,095

HOME FURNISHINGS — 0.8%
Tempur-Pedic International, Inc.†	21,600	1,470,096

HOTEL/MOTELS — 1.5%
Marriott International, Inc., Class A	81,600	2,570,400

INTERNET INFRASTRUCTURE SOFTWARE — 1.3%
F5 Networks, Inc.†	22,600	2,349,270

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.7%
Och-Ziff Capital Management LLC	76,120	830,469

T. Rowe Price Group, Inc.	42,030	2,220,865

		3,051,334

MACHINERY-FARMING — 0.7%
AGCO Corp.†	29,600	1,297,368

MACHINERY-GENERAL INDUSTRIAL — 2.4%
Roper Industries, Inc.	21,810	1,768,791
Wabtec Corp.	37,800	2,539,404

		4,308,195

MACHINERY-PRINT TRADE — 0.6%
Zebra Technologies Corp., Class A†	30,200	1,079,348

Medical Information Systems — 1.0%
Cerner Corp.†	28,840	1,829,321

MEDICAL INSTRUMENTS — 1.5%
Bruker Corp.†	69,600	1,004,328
Thoratec Corp.†	44,800	1,635,648

		2,639,976

MEDICAL-BIOMEDICAL/GENE — 1.5%
Alexion Pharmaceuticals, Inc.†	28,900	1,951,039
Illumina, Inc.†	22,420	686,500

		2,637,539

MEDICAL-DRUGS — 1.8%
Valeant Pharmaceuticals International, Inc.	79,100	3,129,196

MEDICAL-GENERIC DRUGS — 0.9%
Perrigo Co.	18,500	1,670,180

MEDICAL-HMO — 2.5%
Coventry Health Care, Inc.†	52,600	1,673,206
Humana, Inc.	32,120	2,726,667

		4,399,873

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.9%
Lincare Holdings, Inc.	70,350	1,656,742

MOTORCYCLE/MOTOR SCOOTER — 1.9%
Harley-Davidson, Inc.	84,800	3,298,720

MULTIMEDIA — 0.8%
FactSet Research Systems, Inc.	14,900	1,481,358

NETWORKING PRODUCTS — 0.8%
Polycom, Inc.†	80,800	1,335,624

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.1%
Concho Resources, Inc.†	39,400	3,731,968
Newfield Exploration Co.†	36,700	1,477,542
Range Resources Corp.	31,000	2,134,040

		7,343,550

OIL FIELD MACHINERY & EQUIPMENT — 1.9%
Cameron International Corp.†	69,450	3,412,773

OIL-FIELD SERVICES — 1.8%
CARBO Ceramics, Inc.	8,700	1,181,895
Core Laboratories NV	18,800	2,035,288

		3,217,183

PRIVATE EQUITY — 0.9%
Blackstone Group LP	104,800	1,541,608

RADIO — 1.3%
Sirius XM Radio, Inc.†	1,264,900	2,264,171

RENTAL AUTO/EQUIPMENT — 0.8%
Avis Budget Group, Inc.†	106,100	1,496,010

RETAIL-APPAREL/SHOE — 2.1%
Abercrombie & Fitch Co., Class A	31,300	2,328,720
Lululemon Athletica, Inc.†	24,900	1,406,352

		3,735,072

RETAIL-PERFUME & COSMETICS — 0.8%
Sally Beauty Holdings, Inc.†	74,029	1,420,617

RETAIL-SPORTING GOODS — 0.8%
Dick’s Sporting Goods, Inc.†	37,700	1,473,693

RETIREMENT/AGED CARE — 1.1%
Brookdale Senior Living, Inc.†	122,000	2,022,760

TRANSACTIONAL SOFTWARE — 1.2%
VeriFone Systems, Inc.†	50,800	2,144,268

TRANSPORT-TRUCK — 1.1%
J.B. Hunt Transport Services, Inc.	44,200	1,870,102

WEB HOSTING/DESIGN — 1.8%
Equinix, Inc.†	19,800	1,900,998
Rackspace Hosting, Inc.†	33,300	1,378,287

		3,279,285

WIRELESS EQUIPMENT — 0.6%
Aruba Networks, Inc.†	47,300	1,120,537

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $156,612,855)		173,625,939

Repurchase Agreement — 2.4%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $4,291,000 and collateralized by $4,370,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.90% due 09/12/14 and having approximate value of $4,378,806 (cost $4,291,000)	$4,291,000	4,291,000

TOTAL INVESTMENTS (cost $160,903,855) (1)	100.1%	177,916,939
Liabilities in excess of other assets	(0.1)	(110,300)

NET ASSETS	100.0%	$177,806,639

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock
Electronic Components-Semiconductors	$9,178,571	$—	$—	$9,178,571
Other Industries*	164,447,368	—	—	164,447,368
Repurchase Agreement	—	4,291,000	—	4,291,000

Total	$173,625,939	$4,291,000	$—	$177,916,939

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolios Statements

SUNAMERICA SERIES TRUST

AGGRESSIVE GROWTH PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 99.1%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 4.0%
Embraer SA ADR	29,280	$814,570
TransDigm Group, Inc.†	20,570	1,931,934

		2,746,504

AEROSPACE/DEFENSE-EQUIPMENT — 1.7%
Triumph Group, Inc.	20,270	1,177,687

APPAREL MANUFACTURERS — 0.9%
Under Armour, Inc., Class A†	7,400	624,634

APPLICATIONS SOFTWARE — 1.0%
Red Hat, Inc.†	14,080	699,072

AUTO-CARS/LIGHT TRUCKS — 1.3%
Tesla Motors, Inc.†	31,089	913,084

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 2.4%
BorgWarner, Inc.†	14,900	1,139,701
WABCO Holdings, Inc.†	9,500	476,995

		1,616,696

COMMERCIAL SERVICES — 1.1%
ServiceSource International, Inc.†	55,506	738,785

COMPUTER AIDED DESIGN — 1.5%
Aspen Technology, Inc.†	58,880	1,020,979

COMPUTER DATA SECURITY — 0.3%
Fortinet, Inc.†	8,153	188,008

CONSULTING SERVICES — 2.2%
Gartner, Inc.†	38,610	1,487,257

CONTAINERS-METAL/GLASS — 1.0%
Crown Holdings, Inc.†	19,420	656,202

DECISION SUPPORT SOFTWARE — 1.0%
MSCI, Inc., Class A†	21,230	708,870

DIAGNOSTIC KITS — 1.1%
Alere, Inc.†	27,456	715,503

DISTRIBUTION/WHOLESALE — 1.7%
WESCO International, Inc.†	23,190	1,123,787

E-COMMERCE/PRODUCTS — 2.6%
MercadoLibre, Inc.	14,070	917,364
Shutterfly, Inc.†	20,500	854,235

		1,771,599

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.5%
Avago Technologies, Ltd.	31,270	1,055,988
Microchip Technology, Inc.	18,340	663,175
Netlogic Microsystems, Inc.†	13,141	646,537

		2,365,700

ENTERPRISE SOFTWARE/SERVICE — 1.3%
QLIK Technologies, Inc.†	31,664	904,641

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
LPL Investment Holdings, Inc.†	4,944	143,425

FOOD-MISC. — 0.8%
Hain Celestial Group, Inc.†	15,590	523,200

FOOTWEAR & RELATED APPAREL — 2.2%
Deckers Outdoor Corp.†	13,120	1,511,949

HEART MONITORS — 0.7%
HeartWare International, Inc.†	6,550	444,942

HOME FURNISHINGS — 1.5%
Tempur-Pedic International, Inc.†	15,470	1,052,888

HUMAN RESOURCES — 1.8%
SuccessFactors, Inc.†	44,883	1,198,376

INDUSTRIAL GASES — 2.6%
Airgas, Inc.	25,950	1,789,253

INTERNET INFRASTRUCTURE SOFTWARE — 2.8%
F5 Networks, Inc.†	5,140	534,303
TIBCO Software, Inc.†	46,890	1,354,652

		1,888,955

INTERNET TELEPHONE — 1.7%
BroadSoft, Inc.†	32,850	1,182,600

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.6%
Affiliated Managers Group, Inc.†	11,810	1,093,724

MACHINERY-FARMING — 1.0%
AGCO Corp.†	15,050	659,642

MACHINERY-GENERAL INDUSTRIAL — 3.3%
Chart Industries, Inc.†	19,730	1,114,942
Robbins & Myers, Inc.	17,840	797,270
Wabtec Corp.	5,490	368,818

		2,281,030

MACHINERY-PUMPS — 2.0%
Graco, Inc.	31,360	1,346,598

MEDICAL INFORMATION SYSTEMS — 1.0%
athenahealth, Inc.†	13,470	712,698

MEDICAL INSTRUMENTS — 1.0%
Bruker Corp.†	48,610	701,442

MEDICAL LABS & TESTING SERVICES — 0.5%
Covance, Inc.†	6,770	343,442

MEDICAL-BIOMEDICAL/GENE — 1.6%
Alexion Pharmaceuticals, Inc.†	16,250	1,097,038

MEDICAL-DRUGS — 1.6%
Pharmasset, Inc.†	15,670	1,103,168

MEDICAL-GENERIC DRUGS — 0.9%
Impax Laboratories, Inc.†	32,960	623,274

MEDICAL-HMO — 2.0%
Healthspring, Inc.†	25,420	1,371,155

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 1.0%
AmerisourceBergen Corp.	17,450	711,960

NETWORKING PRODUCTS — 2.4%
Acme Packet, Inc.†	22,980	832,106
LogMeIn, Inc.†	20,193	821,249

		1,653,355

OIL & GAS DRILLING — 1.1%
Atwood Oceanics, Inc.†	17,310	739,829

OIL COMPANIES-EXPLORATION & PRODUCTION — 6.5%
Brigham Exploration Co.†	17,910	652,193
Cabot Oil & Gas Corp.	7,880	612,434
Concho Resources, Inc.†	10,570	1,001,190
Gulfport Energy Corp.†	10,910	339,737
Pioneer Natural Resources Co.	12,000	1,006,800
SandRidge Energy, Inc.†	105,130	805,296

		4,417,650

OIL-FIELD SERVICES — 1.9%
Oil States International, Inc.†	18,570	1,292,658

PHARMACY SERVICES — 2.1%
Catalyst Health Solutions, Inc.†	25,630	1,408,881

PHYSICIANS PRACTICE MANAGEMENT — 1.3%
Mednax, Inc.†	13,050	$858,690

REAL ESTATE MANAGEMENT/SERVICES — 1.0%
CBRE Group, Inc.†	37,690	670,128

RENTAL AUTO/EQUIPMENT — 1.4%
Hertz Global Holdings, Inc.†	79,380	920,808

RETAIL-APPAREL/SHOE — 3.3%
Abercrombie & Fitch Co., Class A	5,670	421,848
Ross Stores, Inc.	7,400	649,202
Vera Bradley, Inc.†	25,460	1,153,338

		2,224,388

RETAIL-MAIL ORDER — 1.3%
Williams-Sonoma, Inc.	22,730	853,284

RETAIL-RESTAURANTS — 1.0%
Arcos Dorados Holdings, Inc., Class A†	29,208	683,467

RETAIL-SPORTING GOODS — 1.7%
Dick’s Sporting Goods, Inc.†	30,370	1,187,163

SATELLITE TELECOM — 0.9%
Iridium Communications, Inc.†	100,080	636,509

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.0%
Atmel Corp.†	65,160	688,090

STORAGE/WAREHOUSING — 1.0%
Wesco Aircraft Holdings, Inc.†	63,028	711,586

TELECOM SERVICES — 1.3%
Virgin Media, Inc.	37,580	916,200

THEATERS — 0.9%
National CineMedia, Inc.	50,271	608,279

THERAPEUTICS — 0.7%
BioMarin Pharmaceutical, Inc.†	14,540	495,959

TRANSPORT-RAIL — 3.4%
Kansas City Southern†	36,510	2,306,337

VITAMINS & NUTRITION PRODUCTS — 1.1%
Vitamin Shoppe, Inc.†	20,310	765,890

WEB HOSTING/DESIGN — 1.9%
Equinix, Inc.†	13,430	1,289,414

WIRELESS EQUIPMENT — 1.5%
SBA Communications Corp., Class A†	21,260	809,793
Ubiquiti Networks, Inc.	10,944	229,715

		1,039,508

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $66,098,818)		67,607,840

Repurchase Agreement — 0.8%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 10/31/11 to be repurchased 11/01/11 in the amount of $536,000 and collateralized by $535,000 of United States Treasury Notes, bearing interest at 1.38%, due 11/30/15 and having an approximate value of $551,050 (cost $536,000)	$536,000	536,000

TOTAL INVESTMENTS (cost $66,634,818)(1)	99.9%	68,143,840
Other assets less liabilities	0.1	59,319

NET ASSETS	100.0%	$68,203,159

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Oil Companies — Exploration & Production	$4,417,650	$—	$—	$4,417,650
Other Industries*	63,190,190	—	—	63,190,190
Repurchase Agreement	—	536,000	—	536,000

Total	$67,607,840	$536,000	$—	$68,143,840

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

GROWTH OPPORTUNITIES PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 92.3%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 0.7%
Esterline Technologies Corp.†	25,123	$1,404,376

AGRICULTURAL CHEMICALS — 0.8%
Intrepid Potash, Inc.†	54,687	1,521,939

APPAREL MANUFACTURERS — 0.9%
Maidenform Brands, Inc.†	13,395	329,249
Under Armour, Inc., Class A†	17,653	1,490,090

		1,819,339

APPLICATIONS SOFTWARE — 0.8%
Compuware Corp.†	200,378	1,693,194

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 2.4%
Meritor, Inc.†	65,722	625,673
Modine Manufacturing Co.†	114,497	1,210,233
TRW Automotive Holdings Corp.†	39,087	1,645,563
WABCO Holdings, Inc.†	27,151	1,363,252

		4,844,721

BANKS-COMMERCIAL — 1.8%
Nara Bancorp., Inc.†	115,209	976,972
Signature Bank†	19,061	1,062,651
SVB Financial Group†	32,338	1,485,608

		3,525,231

BATTERIES/BATTERY SYSTEMS — 0.5%
EnerSys†	43,792	986,634

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 1.0%
Owens Corning†	69,476	1,971,729

BUILDING & CONSTRUCTION-MISC. — 0.7%
MasTec, Inc.†	65,812	1,422,855

BUILDING PRODUCTS-CEMENT — 0.4%
Eagle Materials, Inc.	39,110	804,884

BUILDING-RESIDENTIAL/COMMERCIAL — 0.5%
Pulte Group, Inc.†	192,220	995,700

CHEMICALS-DIVERSIFIED — 1.5%
Rockwood Holdings, Inc.†	38,742	1,783,682
Solutia, Inc.†	79,228	1,287,455

		3,071,137

CHEMICALS-SPECIALTY — 0.6%
Cytec Industries, Inc.	26,597	1,188,088

COMMERCIAL SERVICES — 1.8%
Acacia Research - Acacia Technologies†	32,761	1,305,198
HMS Holdings Corp.†	64,936	1,587,036
TMS International Corp.†	72,548	623,187

		3,515,421

COMMERCIAL SERVICES-FINANCE — 1.6%
Cardtronics, Inc.†	62,883	1,567,673
Wright Express Corp.†	35,272	1,653,552

		3,221,225

COMMUNICATIONS SOFTWARE — 0.7%
SolarWinds, Inc.†	51,091	1,474,486

COMPUTER AIDED DESIGN — 1.6%
Aspen Technology, Inc.†	74,076	1,284,478
Parametric Technology Corp.†	96,146	2,002,721

		3,287,199

COMPUTER DATA SECURITY — 0.5%
Fortinet, Inc.†	46,500	1,072,290

COMPUTERS-INTEGRATED SYSTEMS — 0.8%
MICROS Systems, Inc.†	33,967	1,671,856

CONSUMER PRODUCTS-MISC. — 0.9%
Jarden Corp.	55,122	1,765,558

CONTAINERS-METAL/GLASS — 0.6%
Greif, Inc., Class A	28,813	1,290,246

CONTAINERS-PAPER/PLASTIC — 0.9%
Packaging Corp. of America	68,860	1,795,869

COSMETICS & TOILETRIES — 0.7%
Elizabeth Arden, Inc.†	41,827	1,433,830

DATA PROCESSING/MANAGEMENT — 0.7%
CommVault Systems, Inc.†	31,356	1,335,138

DENTAL SUPPLIES & EQUIPMENT — 1.4%
Align Technology, Inc.†	54,870	1,263,656
Sirona Dental Systems, Inc.†	32,276	1,546,020

		2,809,676

DIAGNOSTIC KITS — 0.5%
Meridian Bioscience, Inc.	55,118	1,004,250

DISTRIBUTION/WHOLESALE — 1.1%
WESCO International, Inc.†	43,840	2,124,486

DIVERSIFIED MANUFACTURING OPERATIONS — 1.6%
Actuant Corp., Class A	76,515	1,721,587
Koppers Holdings, Inc.	22,859	756,404
Leggett & Platt, Inc.	36,304	795,058

		3,273,049

E-MARKETING/INFO — 1.6%
comScore, Inc.†	66,052	1,394,358
ValueClick, Inc.†	98,932	1,741,203

		3,135,561

ELECTRIC PRODUCTS-MISC. — 0.5%
GrafTech International, Ltd.†	65,334	1,026,397

ELECTRIC-TRANSMISSION — 0.7%
ITC Holdings Corp.	18,942	1,376,705

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 4.0%
Ceva, Inc.†	11,902	369,795
Lattice Semiconductor Corp.†	167,578	1,060,769
Microsemi Corp.†	90,666	1,673,694
Netlogic Microsystems, Inc.†	12,096	595,123
Rovi Corp.†	30,264	1,499,279
Semtech Corp.†	62,038	1,514,968
Volterra Semiconductor Corp.†	51,848	1,228,798

		7,942,426

ELECTRONIC DESIGN AUTOMATION — 0.6%
Cadence Design Systems, Inc.†	107,913	1,194,597

ENTERPRISE SOFTWARE/SERVICE — 2.1%
Ariba, Inc.†	32,907	1,042,494
Open Text Corp.†	27,128	1,655,350
Taleo Corp., Class A†	46,394	1,503,166

		4,201,010

FILTRATION/SEPARATION PRODUCTS — 0.7%
CLARCOR, Inc.	27,132	1,315,359

FINANCE-INVESTMENT BANKER/BROKER — 0.7%
Stifel Financial Corp.†	44,538	1,419,426

FOOD-MISC. — 1.5%
B&G Foods, Inc.	82,242	1,745,175

Diamond Foods, Inc.	17,476	1,149,047

		2,894,222

FOOTWEAR & RELATED APPAREL — 1.9%
Crocs, Inc.†	38,619	682,398
Deckers Outdoor Corp.†	15,746	1,814,569
Steven Madden, Ltd.†	37,711	1,391,536

		3,888,503

HEALTH CARE COST CONTAINMENT — 0.3%
ExamWorks Group, Inc.†	59,707	629,909

HEART MONITORS — 0.4%
HeartWare International, Inc.†	12,448	845,593

HOSPITAL BEDS/EQUIPMENT — 0.5%
Hill-Rom Holdings, Inc.	29,294	986,329

HUMAN RESOURCES — 0.8%
Team Health Holdings, Inc.†	80,067	1,626,961

INDUSTRIAL AUTOMATED/ROBOTIC — 0.6%
Cognex Corp.	32,842	1,113,015

INSURANCE-PROPERTY/CASUALTY — 0.8%
ProAssurance Corp.	20,399	1,561,543

INTERNET CONNECTIVITY SERVICES — 0.8%
AboveNet, Inc.	25,273	1,499,953

INTERNET TELEPHONE — 1.2%
BroadSoft, Inc.†	37,141	1,337,076
j2 Global Communications, Inc.	33,069	1,017,864

		2,354,940

INTIMATE APPAREL — 0.8%
Warnaco Group, Inc.†	31,049	1,524,506

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.8%
Affiliated Managers Group, Inc.†	16,317	1,511,117

LASERS-SYSTEM/COMPONENTS — 0.5%
Cymer, Inc.†	23,018	1,000,132

MACHINERY-ELECTRICAL — 0.8%
Regal-Beloit Corp.	29,099	1,546,030

MACHINERY-FARMING — 0.9%
AGCO Corp.†	40,496	1,774,940

MACHINERY-GENERAL INDUSTRIAL — 0.7%
Robbins & Myers, Inc.	32,785	1,465,162

MEDICAL INFORMATION SYSTEMS — 0.9%
Allscripts Healthcare Solutions, Inc.†	90,830	1,739,394

MEDICAL INSTRUMENTS — 1.6%
Arthrocare Corp.†	41,964	1,265,215
Thoratec Corp.†	40,244	1,469,308
Volcano Corp.†	20,323	506,652

		3,241,175

MEDICAL PRODUCTS — 0.6%
PSS World Medical, Inc.†	53,290	1,185,703

MEDICAL-BIOMEDICAL/GENE — 2.3%
Amarin Corp. PLC ADR†	74,944	704,474
Cubist Pharmaceuticals, Inc.†	42,952	1,624,015
Incyte Corp., Ltd.†	90,580	1,247,286
United Therapeutics Corp.†	23,518	1,028,442

		4,604,217

MEDICAL-DRUGS — 1.6%
Medicis Pharmaceutical Corp., Class A	40,107	1,535,697
Salix Pharmaceuticals, Ltd.†	49,210	1,685,689

		3,221,386

MEDICAL-HMO — 0.7%
Health Net, Inc.†	53,327	1,481,957

MEDICAL-HOSPITALS — 0.5%
Health Management Associates, Inc., Class A†	112,220	983,047

NETWORKING PRODUCTS — 1.0%
Netgear, Inc.†	58,264	2,066,041

NON-HAZARDOUS WASTE DISPOSAL — 1.5%
Progressive Waste Solutions, Ltd.	72,823	1,532,924
Waste Connections, Inc.	41,856	1,425,197

		2,958,121

OFFICE FURNISHINGS-ORIGINAL — 1.1%
Interface, Inc., Class A	80,566	1,050,581
Steelcase, Inc., Class A	164,913	1,222,005

		2,272,586

OIL & GAS DRILLING — 0.9%
Atwood Oceanics, Inc.†	41,238	1,762,512

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.7%
Gulfport Energy Corp.†	53,596	1,668,979
Oasis Petroleum, Inc.†	45,191	1,325,904
Petroquest Energy, Inc.†	211,299	1,540,370
Rosetta Resources, Inc.†	36,800	1,631,712
Swift Energy Co.†	41,471	1,269,842

		7,436,807

OIL FIELD MACHINERY & EQUIPMENT — 0.4%
Complete Production Services, Inc.†	21,458	703,822

OIL-FIELD SERVICES — 2.3%
Key Energy Services, Inc.†	80,158	1,036,443
Oil States International, Inc.†	24,836	1,728,834
Superior Energy Services, Inc.†	64,565	1,815,568

		4,580,845

PATIENT MONITORING EQUIPMENT — 1.2%
Insulet Corp.†	60,634	989,547
Masimo Corp.	63,346	1,309,995

		2,299,542

PHARMACY SERVICES — 0.8%
Catalyst Health Solutions, Inc.†	30,620	1,683,181

PHYSICIANS PRACTICE MANAGEMENT — 0.7%
Mednax, Inc.†	22,609	1,487,672

POWER CONVERTER/SUPPLY EQUIPMENT — 0.4%
Generac Holdings, Inc.†	34,677	792,716

RECREATIONAL VEHICLES — 0.7%
Polaris Industries, Inc.	21,934	1,389,300

RENTAL AUTO/EQUIPMENT — 0.7%
United Rentals, Inc.†	61,925	1,449,664

RETAIL-APPAREL/SHOE — 2.9%
DSW, Inc., Class A	31,794	1,664,098
Express, Inc.	64,658	1,460,624
Francesca’s Holdings Corp.†	41,447	1,063,944
Genesco, Inc.†	25,939	1,528,845

		5,717,511

RETAIL-AUTOMOBILE — 0.6%
Asbury Automotive Group, Inc.†	68,404	1,275,735

RETAIL-GARDENING PRODUCTS — 0.8%
Tractor Supply Co.	21,394	1,517,690

RETAIL-JEWELRY — 0.8%
Signet Jewelers, Ltd.	36,163	1,558,987

RETAIL-RESTAURANTS — 1.6%
BJ’s Restaurants, Inc.†	18,417	974,812
Bravo Brio Restaurant Group, Inc.†	60,167	1,169,045
Buffalo Wild Wings, Inc.†	14,732	975,553

		3,119,410

RUBBER-TIRES — 0.6%
Cooper Tire & Rubber Co.	81,504	1,167,952

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.5%
Cypress Semiconductor Corp.†	51,101	976,540

SEMICONDUCTOR EQUIPMENT — 1.0%
Nanometrics, Inc.†	4,461	75,302
Teradyne, Inc.†	135,957	1,946,904

		2,022,206

THEATERS — 1.3%
Cinemark Holdings, Inc.	91,582	1,893,000
National CineMedia, Inc.	61,167	740,121

		2,633,121

THERAPEUTICS — 0.9%
BioMarin Pharmaceutical, Inc.†	53,028	1,808,785

TRANSACTIONAL SOFTWARE — 1.5%
Bottomline Technologies, Inc.†	48,540	1,179,037
VeriFone Systems, Inc.†	41,879	1,767,712

		2,946,749

TRANSPORT-MARINE — 0.7%
Kirby Corp.†	23,742	1,461,083

TRANSPORT-SERVICES — 0.6%
UTi Worldwide, Inc.	88,696	1,295,849

TRANSPORT-TRUCK — 1.5%
Landstar System, Inc.	37,368	1,667,734
Werner Enterprises, Inc.	54,923	1,301,675

		2,969,409

VITAMINS & NUTRITION PRODUCTS — 0.5%
Vitamin Shoppe, Inc.†	24,043	906,662

WEB HOSTING/DESIGN — 0.3%
NIC, Inc.	38,993	538,493

WIRELESS EQUIPMENT — 0.4%
Aruba Networks, Inc.†	19,913	471,739
Ubiquiti Networks, Inc.†	18,015	378,135

		849,874

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $175,362,326)		184,264,486

Short-Term Investment Securities — 9.4%

TIME DEPOSITS — 9.4%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/11 (cost $18,735,000)	$18,735,000	18,735,000

TOTAL INVESTMENTS (cost $194,097,326)(1)	101.7%	202,999,486
Liabilities in excess of other assets	(1.7)	(3,338,132)

NET ASSETS	100.0%	$199,661,354

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR  —  American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$184,264,486	$—	$—	$184,264,486
Short-Term Investment Securities:
Time Deposits	—	18,735,000	—	18,735,000

Total	$184,264,486	$18,735,000	$—	$202,999,486

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

MARSICO FOCUSED GROWTH PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 91.5%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 2.3%
Goodrich Corp.	21,076	$2,584,550

AGRICULTURAL CHEMICALS — 3.0%
Monsanto Co.	45,905	3,339,589

ATHLETIC FOOTWEAR — 1.0%
NIKE, Inc., Class B	11,658	1,123,248

AUTO-CARS/LIGHT TRUCKS — 0.5%
Tesla Motors, Inc.†	18,957	556,767

CABLE/SATELLITE TV — 1.5%
British Sky Broadcasting Group PLC(1)	146,977	1,650,050

CASINO HOTELS — 4.0%
Wynn Resorts, Ltd.	34,058	4,522,902

CHEMICALS-DIVERSIFIED — 2.1%
Dow Chemical Co.	86,760	2,418,869

COMMERCIAL SERVICES-FINANCE — 3.3%
Visa, Inc., Class A	39,975	3,728,068

COMPUTER SERVICES — 2.9%
Accenture PLC, Class A	55,238	3,328,642

COMPUTERS — 5.3%
Apple, Inc.†	14,928	6,042,556

DIVERSIFIED MANUFACTURING OPERATIONS — 4.5%
Danaher Corp.	54,892	2,654,028
Eaton Corp.	53,367	2,391,909

		5,045,937

E-COMMERCE/PRODUCTS — 2.7%
Amazon.com, Inc.†	14,056	3,001,097

E-COMMERCE/SERVICES — 4.2%
priceline.com, Inc.†	9,341	4,742,613

ENGINES-INTERNAL COMBUSTION — 2.5%
Cummins, Inc.	27,954	2,779,466

ENTERPRISE SOFTWARE/SERVICE — 3.1%
Oracle Corp.	106,660	3,495,248

FINANCE-CREDIT CARD — 2.6%
American Express Co.	59,100	2,991,642

INDUSTRIAL GASES — 0.9%
Praxair, Inc.	10,150	1,031,950

MEDICAL-BIOMEDICAL/GENE — 3.0%
Biogen Idec, Inc.†	29,160	3,393,058

MEDICAL-DRUGS — 3.3%
Allergan, Inc.	37,628	3,165,267
Bristol-Myers Squibb Co.	16,462	520,035

		3,685,302

METAL PROCESSORS & FABRICATION — 2.3%
Precision Castparts Corp.	16,119	2,629,815

METAL-COPPER — 2.2%
Freeport-McMoRan Copper & Gold, Inc.	62,233	2,505,501

MULTIMEDIA — 2.6%
Time Warner, Inc.	84,186	2,945,668

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.0%
Anadarko Petroleum Corp.	20,547	1,612,939
Occidental Petroleum Corp.	31,685	2,944,804

		4,557,743

OIL-FIELD SERVICES — 2.6%
Halliburton Co.	77,383	2,891,029

PIPELINES — 2.4%
Kinder Morgan, Inc.	95,805	2,740,023

RETAIL-DISCOUNT — 2.9%
Dollar General Corp.†	83,831	3,324,737

RETAIL-RESTAURANTS — 7.7%
Chipotle Mexican Grill, Inc.†	5,831	1,959,916
McDonald’s Corp.	29,492	2,738,332
Starbucks Corp.	95,440	4,040,930

		8,739,178

TRANSPORT-RAIL — 3.4%
Union Pacific Corp.	38,197	3,803,275

VITAMINS & NUTRITION PRODUCTS — 3.1%
Mead Johnson Nutrition Co.	49,004	3,520,937

WEB PORTALS/ISP — 5.6%
Baidu, Inc. ADR†	37,598	5,270,488
Google, Inc., Class A†	1,821	1,079,197

		6,349,685

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $89,005,608)		103,469,145

Repurchase Agreement — 8.3%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $9,429,003 and collateralized by $9,340,000 of United States Treasury Notes, bearing interest at 1.38%, due 11/30/15 and having an approximate value of $9,620,200 (cost $9,429,000)	$9,429,000	9,429,000

TOTAL INVESTMENTS (cost $98,434,608)(2)	99.8%	112,898,145
Other assets less liabilities	0.2	213,297

NET ASSETS	100.0%	$113,111,442

†	Non-income producing security
(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $1,650,050 representing 1.5% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$6,042,556	$—		$—	$6,042,556
Retail-Restaurants	8,739,178	—		—	8,739,178
Web Portals/ISP	6,349,685	—		—	6,349,685
Other Industries*	80,687,676	1,650,050	#	—	82,337,726
Repurchase Agreement	—	9,429,000		—	9,429,000

Total	$101,819,095	$11,079,050		$—	$112,898,145

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $1,650,050 representing 1.5% of net assets. (See Note 1).

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

TECHNOLOGY PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 94.0%	Shares/ Principal Amount	Value (Note 1)

APPLICATIONS SOFTWARE — 8.6%
Check Point Software Technologies, Ltd.†	11,370	$655,253
InterXion Holding NV†	4,171	57,226
Microsoft Corp.	49,510	1,318,451
Nuance Communications, Inc.†	47,160	1,248,797

		3,279,727

CIRCUIT BOARDS — 1.3%
Ibiden Co., Ltd.(1)	7,600	166,715
Tripod Technology Corp.(1)	42,000	109,964
Unimicron Technology Corp.(1)	174,000	224,132

		500,811

COMMERCIAL SERVICES-FINANCE — 2.4%
Visa, Inc., Class A	9,600	895,296

COMPUTER AIDED DESIGN — 3.6%
Parametric Technology Corp.†	66,400	1,383,112

COMPUTERS — 8.4%
Apple, Inc.†	5,354	2,167,192
Asustek Computer, Inc.(1)	21,000	145,992
Dell, Inc.†	55,300	874,293

		3,187,477

COMPUTERS-MEMORY DEVICES — 6.1%
EMC Corp.†	42,100	1,031,871
NetApp, Inc.†	24,200	991,232
Western Digital Corp.†	10,400	277,056

		2,300,159

DENTAL SUPPLIES & EQUIPMENT — 0.5%
Sirona Dental Systems, Inc.†	4,000	191,600

E-COMMERCE/PRODUCTS — 0.5%
eBay, Inc.†	5,800	184,614

ELECTRIC PRODUCTS-MISC. — 1.2%
Nidec Corp.(1)	5,600	460,877

ELECTRONIC COMPONENTS-MISC. — 2.8%
Jabil Circuit, Inc.	16,400	337,184
Kyocera Corp.(1)	3,700	325,814
Toshiba Corp.(1)	89,500	394,143

		1,057,141

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 8.2%
Advanced Micro Devices, Inc.†	242,501	1,413,781
Broadcom Corp., Class A	7,800	281,502
Dialog Semiconductor PLC†(1)	5,800	110,771
Intel Corp.	34,690	851,292
Lattice Semiconductor Corp.†	19,100	120,903
Microsemi Corp.†	17,100	315,666

		3,093,915

ELECTRONIC DESIGN AUTOMATION — 6.1%
Synopsys, Inc.†	86,400	2,316,384

ELECTRONIC PARTS DISTRIBUTION — 1.2%
Avnet, Inc.†	15,100	457,681

ENTERPRISE SOFTWARE/SERVICE — 10.7%
BMC Software, Inc.†	44,100	1,532,916
JDA Software Group, Inc.†	23,800	758,506
Oracle Corp.	39,000	1,278,030
Taleo Corp., Class A†	14,800	479,520

		4,048,972

INSTRUMENTS-SCIENTIFIC — 1.2%
Thermo Fisher Scientific, Inc.†	8,700	437,349

INTERNET SECURITY — 5.1%
Symantec Corp.†	113,600	1,932,336

MEDICAL PRODUCTS — 0.5%
Baxter International, Inc.	3,400	186,932

MEDICAL-BIOMEDICAL/GENE — 0.4%
Life Technologies Corp.†	4,100	166,747

NETWORKING PRODUCTS — 0.8%
Acme Packet, Inc.†	2,700	97,767
Juniper Networks, Inc.†	8,900	217,783

		315,550

OFFICE AUTOMATION & EQUIPMENT — 4.3%
Canon, Inc.(1)	20,300	927,023
Xerox Corp.	84,400	690,392

		1,617,415

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 5.2%
Analog Devices, Inc.	4,600	168,222
Marvell Technology Group, Ltd.†	33,900	474,261
QUALCOMM, Inc.	26,150	1,349,340

		1,991,823

SEMICONDUCTOR EQUIPMENT — 6.7%
ASML Holding NV(1)	10,000	417,570
KLA-Tencor Corp.	17,100	805,239
Lam Research Corp.†	14,070	604,869
Novellus Systems, Inc.†	21,000	725,550

		2,553,228

TELECOM SERVICES — 4.5%
Amdocs, Ltd.†	57,432	1,724,109

TELECOMMUNICATION EQUIPMENT — 1.0%
Nice Systems, Ltd. ADR†	10,200	364,752

TRANSACTIONAL SOFTWARE — 1.2%
VeriFone Systems, Inc.†	10,400	438,984

WEB PORTALS/ISP — 1.5%
Baidu, Inc. ADR†	4,200	588,756

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $33,470,515)		35,675,747

Repurchase Agreement — 2.6%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $984,000 and collateralized by $975,000 of United States Treasury Notes, bearing interest at 1.38%, due 11/30/15 and having an approximate value of $1,004,250 (cost $984,000)	$984,000	984,000

TOTAL INVESTMENTS (cost $34,454,515)(2)	96.6%	36,659,747
Other assets less liabilities	3.4	1,284,648

NET ASSETS	100.0%	$37,944,395

†	Non-income producing security
(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $3,283,001 representing 8.7% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Applications Software	$3,279,727	$—		$—	$3,279,727
Computers	3,041,485	145,992	#	—	3,187,477
Computers-Memory Devices	2,300,159	—		—	2,300,159
Electronic Components-Semiconductors	2,983,144	110,771	#	—	3,093,915
Electronic Design Automation	2,316,384	—		—	2,316,384
Enterprise Software/Service	4,048,972	—		—	4,048,972
Internet Security	1,932,336	—		—	1,932,336
Semiconductor Components-Integrated Circuits	1,991,823	—		—	1,991,823
Semiconductor Equipment	2,135,658	417,570	#	—	2,553,228
Other Industries*	8,363,058	2,608,668	#	—	10,971,726
Repurchase Agreement	—	984,000		—	984,000

Total	$32,392,746	$4,267,001		$—	$36,659,747

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $3,283,001 representing 8.7% of net assets. (See Note 1).

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

SMALL & MID CAP VALUE PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 95.5%	Shares/ Principal Amount	Value (Note 1)

AIRLINES — 0.7%
Alaska Air Group, Inc.†	57,050	$3,795,537

APPAREL MANUFACTURERS — 1.3%
Jones Group, Inc.	614,760	6,866,869

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 3.0%
Dana Holding Corp.†	240,210	3,396,569
Lear Corp.	138,960	6,518,614
TRW Automotive Holdings Corp.†	144,170	6,069,557

		15,984,740

BANKS-COMMERCIAL — 4.9%
Associated Banc-Corp.	430,870	4,804,200
CapitalSource, Inc.	884,000	5,622,240
Hancock Holding Co.	101,567	3,077,480
Popular, Inc.†	2,319,749	4,314,733
Susquehanna Bancshares, Inc.	735,030	5,336,318
Webster Financial Corp.	178,140	3,498,670

		26,653,641

BANKS-SUPER REGIONAL — 2.3%
Comerica, Inc.	245,970	6,284,534
Huntington Bancshares, Inc.	1,217,150	6,304,837

		12,589,371

BATTERIES/BATTERY SYSTEMS — 0.9%
EnerSys†	218,440	4,921,453

BEVERAGES-WINE/SPIRITS — 1.1%
Constellation Brands, Inc., Class A†	298,859	6,042,929

BUILDING-HEAVY CONSTRUCTION — 0.6%
Tutor Perini Corp.	233,810	3,397,259

BUILDING-RESIDENTIAL/COMMERCIAL — 0.6%
NVR, Inc.†	4,720	3,033,780

CHEMICALS-DIVERSIFIED — 1.6%
Huntsman Corp.	291,680	3,424,323
Westlake Chemical Corp.	123,320	5,082,017

		8,506,340

CHEMICALS-PLASTICS — 0.8%
PolyOne Corp.	407,240	4,557,016

CHEMICALS-SPECIALTY — 0.6%
Ferro Corp.†	511,910	3,312,058

CIRCUIT BOARDS — 0.9%
TTM Technologies, Inc.†	432,060	4,826,110

COMMERCIAL SERVICES — 1.2%
Convergys Corp.†	589,230	6,304,761

COMPUTER SERVICES — 1.1%
Insight Enterprises, Inc.†	342,620	5,790,278

COMPUTERS-INTEGRATED SYSTEMS — 0.6%
NCR Corp.†	169,410	3,225,566

CONSUMER PRODUCTS-MISC. — 0.1%
American Greetings Corp., Class A	34,887	558,541

CRUISE LINES — 1.1%
Royal Caribbean Cruises, Ltd.	196,220	5,831,658

DISTRIBUTION/WHOLESALE — 3.0%
Arrow Electronics, Inc.†	196,080	7,068,684
Ingram Micro, Inc., Class A†	169,220	3,025,654
WESCO International, Inc.†	124,030	6,010,494

		16,104,832

ELECTRIC-INTEGRATED — 6.7%
CMS Energy Corp.	336,125	6,998,122
Great Plains Energy, Inc.	220,140	4,565,704
NV Energy, Inc.	431,270	6,917,571
PNM Resources, Inc.	364,950	6,561,801
Portland General Electric Co.	262,880	6,451,075
Unisource Energy Corp.	125,100	4,663,728

		36,158,001

ELECTRONIC COMPONENTS-MISC. — 3.0%
AU Optronics Corp. ADR	1,269,279	5,432,514
Celestica, Inc.†	556,630	4,620,029
Flextronics International, Ltd.†	939,200	6,165,848

		16,218,391

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.8%
Amkor Technology, Inc.†	939,360	4,546,502

ELECTRONIC CONNECTORS — 0.6%
Thomas & Betts Corp.†	68,790	3,418,175

ELECTRONIC PARTS DISTRIBUTION — 1.3%
Avnet, Inc.†	230,920	6,999,185

ENTERTAINMENT SOFTWARE — 0.6%
Take-Two Interactive Software, Inc.†	223,220	3,522,412

FOOD-DAIRY PRODUCTS — 1.2%
Dean Foods Co.†	642,200	6,242,184

FOOD-MEAT PRODUCTS — 2.3%
Smithfield Foods, Inc.†	230,360	5,266,030
Tyson Foods, Inc., Class A	380,000	7,334,000

		12,600,030

FOOD-MISC. — 0.9%
Dole Food Co., Inc.†	442,060	4,676,995

GAS-DISTRIBUTION — 3.5%
Atmos Energy Corp.	179,010	6,143,623
NiSource, Inc.	258,345	5,706,841
UGI Corp.	240,630	6,898,862

		18,749,326

HOME DECORATION PRODUCTS — 1.0%
Newell Rubbermaid, Inc.	351,840	5,207,232

INSURANCE-LIFE/HEALTH — 0.9%
Unum Group	212,045	5,055,153

INSURANCE-PROPERTY/CASUALTY — 1.0%
Amtrust Financial Services, Inc.	203,560	5,166,353

INSURANCE-REINSURANCE — 4.6%
Aspen Insurance Holdings, Ltd.	217,870	5,771,376
Endurance Specialty Holdings, Ltd.	167,920	6,246,624
Platinum Underwriters Holdings, Ltd.	197,800	6,849,814
Reinsurance Group of America, Inc.	119,650	6,249,320

		25,117,134

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.6%
Legg Mason, Inc.	115,580	3,178,450

MEDICAL-GENERIC DRUGS — 0.6%
Par Pharmaceutical Cos., Inc.†	102,030	3,122,118

MEDICAL-HMO — 2.2%
Health Net, Inc.†	275,030	7,643,084

Molina Healthcare, Inc.†	195,040	4,130,947

		11,774,031

MEDICAL-HOSPITALS — 1.0%
LifePoint Hospitals, Inc.†	144,606	5,590,468

METAL PROCESSORS & FABRICATION — 2.2%
Commercial Metals Co.	399,130	4,961,186
Timken Co.	163,730	6,896,308

		11,857,494

NETWORKING PRODUCTS — 0.6%
Anixter International, Inc.†	56,280	3,303,073

OFFICE SUPPLIES & FORMS — 0.8%
Avery Dennison Corp.	166,780	4,436,348

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.5%
Forest Oil Corp.†	197,800	2,306,348
Lone Pine Resources, Inc.†	121,149	912,252
Stone Energy Corp.†	182,420	4,430,982
Swift Energy Co.†	187,120	5,729,614

		13,379,196

OIL REFINING & MARKETING — 1.3%
Tesoro Corp.†	278,360	7,220,658

PUBLISHING-NEWSPAPERS — 0.9%
Gannett Co., Inc.	401,870	4,697,860

REAL ESTATE INVESTMENT TRUSTS — 7.5%
BioMed Realty Trust, Inc.	352,650	6,386,492
BRE Properties, Inc.	91,110	4,566,433
Camden Property Trust	73,710	4,469,774
DiamondRock Hospitality Co.	606,640	5,490,092
Entertainment Properties Trust	153,070	6,857,536
Glimcher Realty Trust	641,270	5,874,033
Home Properties, Inc.	68,110	4,011,679
Mid-America Apartment Communities, Inc.	43,570	2,718,768

		40,374,807

RETAIL-APPAREL/SHOE — 2.7%
ANN, Inc.†	231,730	6,173,287
Children’s Place Retail Stores, Inc.†	112,410	5,277,650
Foot Locker, Inc.	141,940	3,102,808

		14,553,745

RETAIL-COMPUTER EQUIPMENT — 1.1%
GameStop Corp., Class A†	243,190	6,218,368

RETAIL-DISCOUNT — 1.4%
Big Lots, Inc.†	195,230	7,358,219

RETAIL-JEWELRY — 1.2%
Signet Jewelers, Ltd.	156,100	6,729,471

RETAIL-MAJOR DEPARTMENT STORES — 1.0%
Saks, Inc.†	491,170	5,191,667

RETAIL-OFFICE SUPPLIES — 0.4%
Office Depot, Inc.†	1,029,435	2,357,406

RUBBER-TIRES — 1.1%
Cooper Tire & Rubber Co.	404,700	5,799,351

SAVINGS & LOANS/THRIFTS — 1.8%
First Niagara Financial Group, Inc.	325,000	2,986,750
People’s United Financial, Inc.	252,150	3,214,913
Washington Federal, Inc.	240,050	3,276,682

		9,478,345

SEMICONDUCTOR EQUIPMENT — 2.6%
Entegris, Inc.†	653,680	5,856,973
Lam Research Corp.†	158,440	6,811,335
MKS Instruments, Inc.	57,090	1,520,878

		14,189,186

STEEL-PRODUCERS — 1.8%
Reliance Steel & Aluminum Co.	153,280	6,773,443
Steel Dynamics, Inc.	237,110	2,961,504

		9,734,947

TELECOM SERVICES — 0.6%
Amdocs, Ltd.†	108,400	3,254,168

TELECOMMUNICATION EQUIPMENT — 0.5%
Arris Group, Inc.†	275,413	2,963,444

TRANSPORT-EQUIPMENT & LEASING — 1.3%
Aircastle, Ltd.	578,290	7,014,658

TRANSPORT-MARINE — 0.6%
Teekay Corp.	126,910	3,269,202

TRANSPORT-SERVICES — 1.4%
Bristow Group, Inc.	152,490	7,590,952

WIRE & CABLE PRODUCTS — 1.0%
General Cable Corp.†	189,780	5,321,431

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $508,645,517)		515,938,875

Short-Term Investment Securities — 3.6%

TIME DEPOSITS — 3.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/01/11 (cost $19,274,000)	$19,274,000	19,274,000

TOTAL INVESTMENTS (cost $527,919,517) (1)	99.1%	535,212,875
Other assets less liabilities	0.9	4,800,403

NET ASSETS	100.0%	$540,013,278

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs	Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Electric-Integrated	$36,158,001	$—	$—	$36,158,001
Real Estate Investments Trusts	40,374,807	—	—	40,374,807
Other Industries*	439,406,067	—	—	439,406,067
Short-Term Investment Securities:
Time Deposits	—	19,274,000	—	19,274,000

Total	$515,938,875	$19,274,000	$—	$535,212,875

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio Statements

SUNAMERICA SERIES TRUST

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

Portfolio of Investments — October 31, 2011

Common Stock — 95.6%	Shares	Value (Note 2)

AUSTRALIA — 4.4%
Australia & New Zealand Banking Group, Ltd(1)	167,452	$3,776,529
CFS Retail Property Trust(1)	1,181,741	2,250,804
Dexus Property Group(1)	1,729,065	1,530,419
Fortescue Metals Group, Ltd.(1)	329,965	1,643,240
JB Hi-Fi, Ltd.(1)	107,514	1,772,760
Macquarie Group, Ltd.(1)	54,099	1,367,151
Myer Holdings, Ltd.(1)	591,507	1,610,389

		13,951,292

BELGIUM — 1.6%
Anheuser-Busch InBev NV(1)	92,042	5,110,127

BERMUDA — 0.7%
China WindPower Group, Ltd.†(1)	11,650,000	535,915
Skyworth Digital Holdings, Ltd.(1)	3,284,000	1,695,212

		2,231,127

BRAZIL — 0.4%
Petroleo Brasileiro SA ADR	46,600	1,258,666

CANADA — 3.4%
BCE, Inc.	74,312	2,945,640
National Bank of Canada	48,374	3,452,547
Nexen, Inc.	123,892	2,104,331
Potash Corp. of Saskatchewan, Inc.	47,700	2,257,824

		10,760,342

CAYMAN ISLANDS — 1.1%
China Shanshui Cement Group, Ltd.(1)	1,878,000	1,408,010
Soho China, Ltd.(1)	2,686,000	1,889,209

		3,297,219

CHINA — 1.6%
BBMG Corp.(1)	1,005,500	856,887
China Construction Bank Corp.(1)	3,283,000	2,386,353
Industrial & Commercial Bank of China(1)	2,711,000	1,661,099

		4,904,339

FINLAND — 1.5%
Fortum Oyj(1)	105,194	2,559,327
Metso Oyj(1)	56,556	2,179,228

		4,738,555

FRANCE — 11.7%
Arkema SA(1)	22,973	1,556,448
AXA SA(1)	159,575	2,563,746
BioMerieux(1)	23,333	2,021,937
BNP Paribas SA(1)	91,748	4,068,019
GDF Suez(1)	68,249	1,921,854
PPR(1)	12,581	1,958,089
Sanofi(1)	93,674	6,705,493
SCOR SE(1)	70,954	1,650,431
Technip SA(1)	15,900	1,503,296
Total SA(1)	134,116	7,013,393
Valeo SA(1)	47,755	2,391,591
Vinci SA(1)	70,453	3,457,939

		36,812,236

GERMANY — 8.2%
Allianz SE(1)	57,752	6,451,761
BASF SE(1)	79,996	5,813,854
Deutsche Post AG(1)	170,490	2,587,908
Kabel Deutschland Holding AG†(1)	60,699	3,448,743
Lanxess AG(1)	19,820	1,164,783
Rheinmetall AG(1)	37,787	1,989,045
Siemens AG(1)	40,554	4,250,436

		25,706,530

HONG KONG — 2.2%
China Mobile, Ltd. (1)	227,000	2,163,232
China Resources Power Holdings Co., Ltd. (1)	964,000	1,715,406
Henderson Land Development Co., Ltd. (1)	286,000	1,546,727
Lenovo Group, Ltd. (1)	2,360,000	1,587,533

		7,012,898

IRELAND — 1.1%
Kerry Group PLC, Class A (Dublin) (1)	83,350	3,106,473
Kerry Group PLC, Class A (London) (1)	5,087	188,074

		3,294,547

ISRAEL — 0.7%
Teva Pharmaceutical Industries, Ltd. ADR	55,100	2,250,835

ITALY — 1.1%
Fiat Industrial SpA†(1)	253,814	2,191,399
Fiat SpA(1)	223,207	1,364,705

		3,556,104

JAPAN — 19.9%
Ajinomoto Co., Inc. (1)	153,000	1,711,031
Astellas Pharma, Inc. (1)	77,600	2,831,404
Canon, Inc. (1)	56,300	2,571,005
Electric Power Development Co., Ltd. (1)	108,200	2,695,965
Inpex Corp. (1)	449	2,953,988
Japan Tobacco, Inc. (1)	682	3,419,060
JSR Corp. (1)	128,700	2,456,233
Konami Corp. (1)	59,100	1,934,399
Lawson, Inc. (1)	57,600	3,251,983
Mitsubishi Electric Corp. (1)	432,000	3,977,886
Mitsubishi Estate Co., Ltd. (1)	147,000	2,489,961
Mitsubishi Tanabe Pharma Corp. (1)	119,600	2,074,839
Mitsubishi UFJ Financial Group, Inc. (1)	874,800	3,789,681
Mitsui & Co., Ltd.(1)	344,300	5,023,853
Mitsui Fudosan Co., Ltd. (1)	98,000	1,620,811
Nippon Telegraph & Telephone Corp. (1)	50,000	2,556,145
Nissan Motor Co., Ltd.(1)	837,800	7,718,538
NTT DoCoMo, Inc. (1)	1,186	2,094,908
ORIX Corp.(1)	48,190	4,210,613
Rohm Co., Ltd. (1)	45,600	2,322,912
Tokyo Gas Co., Ltd. (1)	281,000	1,206,983

		62,912,198

JERSEY — 1.1%
WPP PLC(1)	328,844	3,408,146

NETHERLANDS — 2.1%
Gemalto NV(1)	49,372	2,236,651
ING Groep NV†(1)	523,339	4,518,986

		6,755,637

NORWAY — 0.7%
DnB NOR ASA(1)	198,787	2,298,885

RUSSIA — 0.6%
Sberbank of Russia(1)	254,200	704,211
Sberbank of Russia ADR†(1)	63,550	684,158
Uralkali OJSC	103,453	620,718

		2,009,087

SINGAPORE — 1.1%
ComfortDelGro Corp., Ltd. (1)	1,093,000	1,211,686
DBS Group Holdings, Ltd. (1)	238,000	2,321,780

		3,533,466

SOUTH KOREA — 0.9%
KB Financial Group, Inc. (1)	34,010	1,329,462
LG Corp. (1)	27,434	1,592,058

		2,921,520

SPAIN — 0.6%
Banco Santander SA(1)	220,348	1,884,374

SWITZERLAND — 5.0%
ACE, Ltd.	78,106	5,635,348
Novartis AG(1)	178,261	10,070,429

		15,705,777

TAIWAN — 0.7%
Asustek Computer, Inc(1)	320,560	2,228,527

UNITED KINGDOM — 22.4%
AstraZeneca PLC(1)	53,904	2,573,953
Barclays PLC(1)	1,410,116	4,359,704
BG Group PLC(1)	179,131	3,881,923
BP PLC(1)	959,104	7,069,584
Carillion PLC(1)	600,447	3,321,782
Centrica PLC(1)	725,170	3,434,544
HSBC Holdings PLC(1)	729,381	6,364,905
Invensys PLC(1)	410,841	1,478,673
Persimmon PLC(1)	399,801	3,188,742
Prudential PLC(1)	423,791	4,383,951
Reckitt Benckiser Group PLC(1)	36,582	1,876,407
Rio Tinto PLC(1)	61,130	3,305,509
Royal Dutch Shell PLC, Class B(1)	349,268	12,534,293
Tokyo Metropolitan Government(1)	229,589	1,244,799
TUI Travel PLC(1)	815,003	2,224,664
Vodafone Group PLC(1)	2,763,961	7,665,246
Xstrata PLC(1)	115,556	1,925,104

		70,833,783

UNITED STATES — 0.8%
Philip Morris International, Inc.	27,800	1,942,386
Zhongpin, Inc.†	58,700	541,801

		2,484,187

TOTAL COMMON STOCK (cost $305,127,932)		301,860,404

Preferred Stock — 1.4%

GERMANY — 1.4%
Henkel AG & Co. KGaA(1)	22,971	1,363,062
Porsche Automobil Holding SE(1)	50,349	2,938,007

TOTAL PREFERRED STOCK (cost $4,397,406)		4,301,069

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $309,525,338)		306,161,473

Repurchase Agreement — 1.5%

Agreement with Deutsche Bank AG, bearing interest at 0.08% dated 10/31/11 to be repurchased 11/01/11 in the amount of $4,685,010 and collateralized by $4,618,000 of United States Treasury Notes, bearing interest at 1.75% due 03/31/14 and having an approximate value $4,787,199. (cost $4,685,000)	4,685,000	4,685,000

TOTAL INVESTMENTS — (cost $314,210,338) (2)	98.5%	310,846,473
Other assets less liabilities	1.5	4,856,539

NET ASSETS —	100.0%	$315,703,012

†	Non-income producing security

(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities $283,151,377 , representing 89.7% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

GDR — Global Depository Receipt

Open Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	CAD	1,710,700	USD	1,632,823	11/16/2011	$—	$(82,870)
	CHF	199,000	USD	217,677	11/16/2011	—	(9,072)
	GBP	1,835,800	USD	2,847,381	11/16/2011	—	(103,992)
	USD	1,120,459	AUD	1,167,400	11/16/2011	107,767	—
	USD	796,150	CAD	801,100	11/16/2011	7,288	—
	USD	1,214,200	EUR	910,700	11/16/2011	45,757	—
	USD	149,117	NOK	876,600	11/16/2011	8,177	—
	USD	1,665,767	SEK	11,477,300	11/16/2011	93,921	—

						262,910	(195,934)

Barclays Bank PLC	AUD	1,720,600	USD	1,651,690	11/16/2011	—	(158,560)
	CAD	2,515,000	USD	2,401,207	11/16/2011	—	(121,133)
	EUR	2,007,900	USD	2,676,129	11/16/2011	—	(101,809)
	GBP	1,288,200	USD	1,997,135	11/16/2011	—	(73,874)
	HKD	21,782,300	USD	2,798,343	11/16/2011	—	(5,686)
	USD	1,378,564	AUD	1,448,300	11/16/2011	145,198	—
	USD	464,936	CAD	467,200	11/16/2011	3,627	—
	USD	518,425	CHF	474,100	11/16/2011	21,784	—
	USD	1,058,990	JPY	81,143,000	11/16/2011	—	(20,828)
	USD	681,883	SEK	4,706,700	11/16/2011	39,743	—

						210,352	(481,890)

Citibank N.A.	HKD	26,435,000	USD	3,399,976	11/16/2011	—	(2,993)
	USD	1,468,705	CAD	1,518,400	11/16/2011	54,123	—
	USD	2,218,468	CHF	2,028,700	11/16/2011	93,118	—
	USD	810,424	DKK	4,538,700	11/16/2011	33,395	—
	USD	1,190,901	EUR	893,500	11/16/2011	45,259	—
	USD	145,456	GBP	93,800	11/16/2011	5,344	—
	USD	104,722	NOK	615,600	11/16/2011	5,738	—
	USD	715,833	SGD	938,600	11/16/2011	32,172	—

						269,149	(2,993)

Credit Suisse London Branch	AUD	1,538,900	USD	1,628,249	11/16/2011	9,166	—
	CAD	1,148,400	USD	1,096,241	11/16/2011	—	(55,511)
	CHF	604,000	USD	659,929	11/16/2011	—	(28,294)
	GBP	504,200	USD	780,844	11/16/2011	—	(29,746)
	JPY	319,218,000	USD	4,167,130	11/16/2011	82,983	—
	NOK	13,328,600	USD	2,265,401	11/16/2011	—	(126,231)
	USD	2,550,444	AUD	2,659,400	11/16/2011	247,521	—
	USD	975,386	CHF	850,400	11/16/2011	—	(6,405)
	USD	1,086,004	EUR	817,300	11/16/2011	44,734	—
	USD	1,500,644	JPY	115,040,900	11/16/2011	—	(28,784)
	USD	4,097,652	SEK	28,240,200	11/16/2011	232,106	—

						616,510	(274,971)

Deutsche Bank AG London	CAD	1,059,500	USD	1,011,649	11/16/2011	—	(50,943)
	GBP	468,100	USD	725,850	11/16/2011	—	(26,703)
	USD	655,182	AUD	683,300	11/16/2011	63,721	—
	USD	1,834,887	CHF	1,678,500	11/16/2011	77,666	—
	USD	2,129,777	EUR	1,597,900	11/16/2011	80,924	—
	USD	1,450,596	SEK	10,000,700	11/16/2011	82,701	—

						305,012	(77,646)

Goldman Sachs International	EUR	2,513,200	USD	3,350,824	11/16/2011	—	(126,198)
	GBP	453,100	USD	702,640	11/16/2011	—	(25,798)
	SEK	3,080,100	USD	447,494	11/16/2011	—	(24,744)
	USD	1,492,113	AUD	1,555,500	11/16/2011	144,435	—
	USD	1,022,561	EUR	733,500	11/16/2011	—	(7,761)
	USD	985,455	JPY	75,558,800	11/16/2011	—	(18,739)
	USD	882,398	NOK	5,187,000	11/16/2011	48,337	—

						192,772	(203,240)

HSBC Bank	EUR	122,500	USD	163,141	11/16/2011	—	(6,339)
	HKD	15,015,400	USD	1,929,281	11/16/2011	—	(3,647)
	USD	1,621,082	AUD	1,688,100	11/16/2011	154,975	—
	USD	3,239,868	CHF	2,964,900	11/16/2011	138,464	—
	USD	2,502,994	GBP	1,615,700	11/16/2011	94,529	—
	USD	2,545,941	NOK	14,979,300	11/16/2011	141,886	—
	USD	525,247	NZD	692,500	11/16/2011	34,246	—

						564,100	(9,986)

JPMorgan Chase Bank	AUD	805,000	USD	772,776	11/16/2011	—	(74,168)
	CAD	2,524,500	USD	2,411,728	11/16/2011	—	(120,140)
	GBP	2,982,900	USD	4,682,462	11/16/2011	—	(113,077)
	HKD	6,947,300	USD	892,613	11/16/2011	—	(1,710)
	JPY	276,488,800	USD	3,602,531	11/16/2011	65,071	—
	SEK	2,887,800	USD	418,570	11/16/2011	—	(24,184)
	USD	512,102	CAD	513,700	11/16/2011	3,097	—
	USD	400,415	CHF	366,300	11/16/2011	16,962	—
	USD	1,311,040	EUR	983,600	11/16/2011	49,774	—
	USD	1,696,157	GBP	1,075,400	11/16/2011	32,738	—
	USD	3,429,705	JPY	263,775,200	11/16/2011	—	(54,906)
	USD	1,725,950	NOK	10,171,800	11/16/2011	99,238	—
	USD	1,302,831	SGD	1,709,900	11/16/2011	59,852	—

						326,732	(388,185)

Royal Bank of Scotland PLC	CAD	3,061,400	USD	2,918,040	11/16/2011	—	(152,295)
	CHF	51,000	USD	55,762	11/16/2011	—	(2,349)
	JPY	164,052,800	USD	2,140,340	11/16/2011	41,412	—
	USD	3,260,968	AUD	3,396,700	11/16/2011	312,714	—
	USD	535,936	CAD	555,700	11/16/2011	21,386	—
	USD	741,356	CHF	678,800	11/16/2011	32,098	—
	USD	1,314,501	EUR	986,500	11/16/2011	50,325	—
	USD	735,570	GBP	474,500	11/16/2011	27,273	—
	USD	886,866	ILS	3,312,800	11/16/2011	26,381	—

						511,589	(154,644)

State Street Bank And Trust Company	CAD	1,608,000	USD	1,534,644	11/16/2011	—	(78,049)
	EUR	436,500	USD	581,898	11/16/2011	—	(22,001)
	NOK	5,490,100	USD	933,849	11/16/2011	—	(51,273)
	SEK	7,877,900	USD	1,144,761	11/16/2011	—	(63,071)
	USD	2,133,770	EUR	1,561,600	11/16/2011	26,710	—
	USD	431,174	ILS	1,611,900	11/16/2011	13,182	—
	USD	960,136	SEK	6,396,800	11/16/2011	20,615	—

						60,507	(214,394)

UBS AG	EUR	655,100	USD	912,447	11/16/2011	6,113	—
	GBP	1,658,300	USD	2,572,355	11/16/2011	—	(93,655)
	ILS	5,324,400	USD	1,423,446	11/16/2011	—	(44,343)
	NOK	3,381,900	USD	575,476	11/16/2011	—	(31,359)
	USD	1,527,399	AUD	1,592,500	11/16/2011	148,077	—
	USD	917,244	CAD	961,400	11/16/2011	46,962	—
	USD	756,192	CHF	691,500	11/16/2011	31,732	—
	USD	4,324,418	EUR	3,243,200	11/16/2011	162,562	—

						395,446	(169,357)

Westpac Banking Corp.	CAD	2,322,900	USD	2,216,687	11/16/2011	—	(112,992)
	GBP	1,460,700	USD	2,265,210	11/16/2011	—	(83,123)
	USD	4,527,690	AUD	4,660,200	11/16/2011	375,326	—
	USD	3,907,908	EUR	2,931,400	11/16/2011	147,696	—
	USD	6,663,304	JPY	510,768,900	11/16/2011	—	(128,411)

						523,022	(324,526)

Net Unrealized Appreciation/(Depreciation)						$4,238,101	$(2,497,766)

Industry Allocation*

Oil Companies-Integrated	10.0%
Medical-Drugs	7.7
Insurance-Multi-line	6.1
Banks-Commercial	6.0
Diversified Banking Institutions	5.9
Cellular Telecom	3.8
Auto-Cars/Light Trucks	3.7
Chemicals-Diversified	2.7
Diversified Manufacturing Operations	1.9
Electric-Integrated	1.8
Food-Misc.	1.8
Tobacco	1.7
Brewery	1.6
Oil Companies-Exploration & Production	1.6
Real Estate Operations & Development	1.6
Import/Export	1.6
Repurchase Agreements	1.5
Gas-Distribution	1.5
Electric-Generation	1.4
Insurance-Life/Health	1.4
Finance-Leasing Companies	1.3
Machinery-General Industrial	1.3
Electric Products-Misc.	1.3
Computers	1.2
Transport-Services	1.2
Real Estate Investment Trusts	1.2
Retail-Major Department Stores	1.1
Building-Heavy Construction	1.1
Cable/Satellite TV	1.1
Advertising Agencies	1.1
Building & Construction-Misc.	1.1
Soap & Cleaning Preparation	1.1
Metal-Diversified	1.0
Retail-Convenience Store	1.0
Building-Residential/Commercial	1.0
Telecom Services	0.9
Agricultural Chemicals	0.9
Office Automation & Equipment	0.8
Telephone-Integrated	0.8
Real Estate Management/Services	0.8
Rubber & Vinyl	0.8
Auto/Truck Parts & Equipment-Original	0.8
Building Products-Cement	0.8
Electronic Components-Semiconductors	0.7
Medical-Generic Drugs	0.7
Computer Data Security	0.7
Travel Services	0.7
Auto-Heavy Duty Trucks	0.7
Medical Labs & Testing Services	0.7
Entertainment Software	0.6
Diversified Minerals	0.6
Retail-Consumer Electronics	0.6
Audio/Video Products	0.5
Insurance-Reinsurance	0.5
Metal-Iron	0.5
Diversified Operations	0.5
Oil-Field Services	0.5
Finance-Investment Banker/Broker	0.4
Diversified Financial Services	0.4
Energy-Alternate Sources	0.2

98.5%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
France	$—	$36,812,236	#	$—	$36,812,236
Germany	—	25,706,530	#	—	25,706,530
Japan	—	62,912,198	#	—	62,912,198
Switzerland	5,635,348	10,070,429	#	—	15,705,777
United Kingdom	—	70,833,783	#	—	70,833,783
Other Countries*	17,374,748	72,515,132	#	—	89,889,880
Preferred Stock	—	4,301,069	#	—	4,301,069
Repurchase Agreement	—	4,685,000		—	4,685,000
Other Financial Instruments:@
Forward Foreign Currency Contracts-Appreciation	—	4,238,101		—	4,238,101

Total	$23,010,096	$292,074,478		$—	$315,084,574

LIABILITIES:
Other Financial Instruments:@
Forward Foreign Currency Contracts-Depreciation	$—	$2,497,766		$—	$2,497,766

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $283,151,377 representing 91.1% of net assets. (See Note 1).

SUNAMERICA SERIES TRUST

GLOBAL EQUITIES PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 98.5%	Shares/ Principal Amount	Value (Note 1)

AUSTRALIA — 1.5%
BHP Billiton, Ltd.(1)	18,210	$712,904
Flight Centre, Ltd.(1)	11,452	235,030
Iluka Resources, Ltd.(1)	18,321	304,566
Regis Resources, Ltd.†(1)	90,914	285,404

		1,537,904

BELGIUM — 0.3%
Solvay SA(1)	2,988	303,896

BERMUDA — 0.2%
GOME Electrical Appliances Holdings, Ltd.(1)	837,000	252,392

BRAZIL — 0.8%
Cia Hering	15,064	336,491
Cielo SA	9,600	254,420
Tim Participacoes SA ADR	9,080	236,443

		827,354

CANADA — 1.5%
BCE, Inc.	6,294	249,487
First Quantum Minerals, Ltd.	25,673	538,573
Kinross Gold Corp.	18,524	264,084
TELUS Corp.	4,942	252,517
Toronto-Dominion Bank	3,588	270,805

		1,575,466

CAYMAN ISLANDS — 0.9%
Focus Media Holding, Ltd. ADR†	10,140	275,605
Herbalife, Ltd.	6,455	402,534
Sands China, Ltd.†(1)	99,600	293,050

		971,189

CHINA — 1.7%
Anhui Conch Cement Co., Ltd.(1)	82,500	296,779
China Construction Bank Corp.(1)	603,000	438,310
China Merchants Bank Co., Ltd.(1)	130,658	257,651
China Southern Airlines Co., Ltd.†(1)	334,000	187,055
Industrial & Commercial Bank of China(1)	498,000	305,137
Ping An Insurance Group Co.(1)	41,000	296,851

		1,781,783

FINLAND — 0.6%
Nokian Renkaat Oyj(1)	9,860	360,722
Stora Enso Oyj, Class R(1)	37,148	234,722

		595,444

FRANCE — 4.3%
AXA SA(1)	53,239	855,343
LVMH Moet Hennessy Louis Vuitton SA(1)	2,071	343,227
PPR(1)	1,875	291,822
Sanofi(1)	14,603	1,045,331
Schneider Electric SA(1)	4,664	270,156
Technip SA(1)	3,760	355,496
Total SA(1)	16,768	876,857
Vivendi SA(1)	15,360	344,106

		4,382,338

GERMANY — 4.3%
Allianz SE(1)	3,861	431,331
BASF SE(1)	5,951	432,500
Bayer AG(1)	6,571	419,098
Bayerische Motoren Werke AG(1)	3,553	289,555
Continental AG†(1)	3,616	269,229
E.ON AG(1)	14,109	341,106
Fresenius SE & Co. KGaA(1)	3,600	353,852
Infineon Technologies AG(1)	30,279	270,005
Lanxess AG(1)	4,711	276,856
Linde AG(1)	2,287	363,088
Rheinmetall AG(1)	5,289	278,404
SAP AG(1)	7,125	429,350
Siemens AG(1)	2,696	282,566

		4,436,940

GUERNSEY — 0.4%
Resolution, Ltd.(1)	84,708	372,303

HONG KONG — 0.6%
Galaxy Entertainment Group, Ltd.†(1)	114,000	222,201
Wharf Holdings, Ltd.(1)	68,000	361,620

		583,821

INDIA — 0.9%
Federal Bank, Ltd.(1)	24,651	208,100
HDFC Bank, Ltd. ADR	7,390	233,967
Yes Bank, Ltd.(1)	68,412	437,982

		880,049

INDONESIA — 0.4%
Bank Rakyat Indonesia Persero Tbk PT(1)	502,000	375,013

IRELAND — 0.8%
Accenture PLC, Class A	7,116	428,810
Covidien PLC	7,569	356,046

		784,856

ITALY — 0.7%
Enel SpA(1)	80,036	376,270
Prada SpA†(1)	60,700	292,207

		668,477

JAPAN — 6.9%
Asics Corp.(1)	20,600	273,359
FamilyMart Co., Ltd.(1)	6,200	244,214
Hitachi, Ltd.(1)	62,000	332,768
Isuzu Motors, Ltd.(1)	83,000	352,980
ITOCHU Corp.(1)	28,200	278,123
Japan Tobacco, Inc.(1)	76	381,009
JX Holdings, Inc.(1)	66,600	387,525
KDDI Corp.(1)	48	351,154
Komatsu, Ltd.(1)	18,500	455,506
Marubeni Corp.(1)	51,000	295,361
Mitsubishi Corp.(1)	21,500	442,563
Mitsubishi Electric Corp.(1)	44,000	405,155
Mitsui & Co., Ltd.(1)	19,900	290,371
Nippon Telegraph & Telephone Corp.(1)	10,300	526,566
Nissan Motor Co., Ltd.(1)	42,600	392,468
ORIX Corp.(1)	5,620	491,049
Rakuten, Inc.(1)	223	245,089
Sanrio Co., Ltd.(1)	6,600	327,415
SMC Corp.(1)	2,300	358,353

Sumitomo Corp.(1)	21,700	269,165

		7,100,193

JERSEY — 1.2%
Cape PLC(1)	33,078	255,528
Petrofac, Ltd.(1)	14,326	329,034
Shire PLC(1)	9,593	301,221
WPP PLC(1)	36,306	376,276

		1,262,059

MEXICO — 0.3%
Fomento Economico Mexicano SAB de CV ADR	4,838	324,388

NETHERLANDS — 1.5%
Chicago Bridge & Iron Co.	9,587	350,692
ING Groep NV†(1)	91,087	786,528
Koninklijke KPN NV(1)	28,711	375,137

		1,512,357

SINGAPORE — 0.3%
Avago Technologies, Ltd.	10,411	351,579

SOUTH KOREA — 0.5%
Hyundai Motor Co.(1)	1,002	203,249
Samsung Electronics Co., Ltd.(1)	368	319,217

		522,466

SPAIN — 0.0%
Banco Bilbao Vizcaya Argentaria SA(1)	687	6,180

SWEDEN — 1.2%
Lundin Petroleum AB†(1)	16,996	414,931
Tele2 AB, Class B(1)	12,210	256,238
Telefonaktiebolaget LM Ericsson, Class B(1)	31,821	331,252
Volvo AB, Class B(1)	22,734	281,863

		1,284,284

SWITZERLAND — 4.5%
ACE, Ltd.	6,063	437,445
Cie Financiere Richemont SA, Class A(1)	9,372	531,763
Credit Suisse Group AG†(1)	12,726	366,841
Nestle SA(1)	18,529	1,072,268
Novartis AG(1)	16,097	909,362
Roche Holding AG(1)	2,539	417,421
Swiss Life Holding AG†(1)	2,080	254,981
TE Connectivity, Ltd.	9,360	332,748
Zurich Financial Services AG†(1)	1,270	291,871

		4,614,700

TAIWAN — 0.2%
HTC Corp.(1)	8,400	186,787

UNITED KINGDOM — 13.0%
Afren PLC†(1)	150,176	237,752
ARM Holdings PLC(1)	37,239	348,839
AstraZeneca PLC(1)	8,029	383,390
Aviva PLC(1)	82,815	449,523
Barclays PLC(1)	189,844	586,947
BG Group PLC(1)	25,751	558,046
British American Tobacco PLC(1)	19,500	892,365
British Land Co. PLC(1)	35,885	293,555
BT Group PLC(1)	120,071	362,615
Burberry Group PLC(1)	22,865	489,330
Cookson Group PLC(1)	30,709	236,300
Ferrexpo PLC(1)	54,221	279,506
IMI PLC(1)	24,423	322,417
Imperial Tobacco Group PLC(1)	8,491	309,439
Inchcape PLC(1)	62,554	325,657
Intercontinental Hotels Group PLC(1)	19,804	365,347
International Personal Finance PLC(1)	46,456	203,465
Legal & General Group PLC(1)	194,830	343,193
Meggitt PLC(1)	53,715	330,961
Prudential PLC(1)	31,905	330,045
Rio Tinto PLC(1)	16,945	916,274
Royal Dutch Shell PLC, Class A	30,346	1,076,198
Spectris PLC(1)	14,580	297,286
SSE PLC(1)	11,780	253,166
Standard Chartered PLC(1)	27,532	641,392
Taylor Wimpey PLC†(1)	468,591	277,581
Tullow Oil PLC(1)	14,339	321,863
Vodafone Group PLC(1)	415,338	1,151,850
Weir Group PLC(1)	14,363	439,075
WM Morrison Supermarkets PLC(1)	65,230	315,655

		13,339,032

UNITED STATES — 49.0%
Abercrombie & Fitch Co., Class A	3,197	237,857
Adobe Systems, Inc.†	12,526	368,390
Agilent Technologies, Inc.†	5,902	218,787
Altria Group, Inc.	11,187	308,202
Amazon.com, Inc.†	1,337	285,463
American Express Co.	6,500	329,030
American Financial Group, Inc.	9,250	331,428
Ameriprise Financial, Inc.	6,099	284,701
AmerisourceBergen Corp.	7,898	322,238
Amgen, Inc.	6,368	364,695
Anadarko Petroleum Corp.	5,680	445,880
Apache Corp.	2,900	288,927
Apple, Inc.†	4,928	1,994,756
AT&T, Inc.	21,488	629,813
Baker Hughes, Inc.	5,010	290,530
Baxter International, Inc.	5,065	278,474
BB&T Corp.	11,369	265,353
BE Aerospace, Inc.†	9,152	345,305
Biogen Idec, Inc.†	3,454	401,908
Brinker International, Inc.	13,158	301,318
Bristol-Myers Squibb Co.	12,209	385,682
Broadcom Corp., Class A†	10,704	386,307
Cabot Oil & Gas Corp.	3,982	309,481
Capital One Financial Corp.	9,043	412,903
Caterpillar, Inc.	4,937	466,349
CBS Corp., Class B	15,985	412,573
Chevron Corp.	11,870	1,246,944
CIGNA Corp.	8,710	386,201
Cisco Systems, Inc.	40,093	742,923
Citigroup, Inc.	38,104	1,203,705
Coca-Cola Co.	9,334	637,699

Coca-Cola Enterprises, Inc.	14,142	379,289
Cognizant Technology Solutions Corp., Class A†	5,431	395,105
Comcast Corp., Class A	14,925	349,991
Cooper Cos., Inc.	3,396	235,343
CSX Corp.	16,296	361,934
Cummins, Inc.	3,924	390,163
Danaher Corp.	6,577	317,998
Dell, Inc.†	22,216	351,235
DIRECTV, Class A†	7,510	341,405
Discover Financial Services	12,454	293,416
DISH Network Corp., Class A	11,270	272,396
Dow Chemical Co.	10,721	298,902
El Paso Corp.	10,093	252,426
El Paso Electric Co.	8,860	283,786
Eli Lilly & Co.	10,269	381,596
EMC Corp.†	16,591	406,645
Endo Pharmaceuticals Holdings, Inc.†	7,356	237,672
Exelon Corp.	7,387	327,909
Express, Inc.	14,229	321,433
Exxon Mobil Corp.	6,850	534,917
Fortinet, Inc.†	13,848	319,335
Fossil, Inc.†	1,961	203,277
Freeport-McMoRan Copper & Gold, Inc.	11,970	481,912
Gardner Denver, Inc.	4,574	353,707
Google, Inc., Class A†	1,630	966,003
Hain Celestial Group, Inc.†	8,968	300,966
Halliburton Co.	7,765	290,100
Hansen Natural Corp.†	2,932	261,212
Hartford Financial Services Group, Inc.	22,030	424,078
Helmerich & Payne, Inc.	5,664	301,212
Humana, Inc.	4,646	394,399
Intel Corp.	27,652	678,580
International Business Machines Corp.	5,605	1,034,851
J.M. Smucker Co.	4,372	336,731
Jazz Pharmaceuticals, Inc.†	4,196	163,476
Johnson & Johnson	13,443	865,595
Kansas City Southern†	6,228	393,423
Kraft Foods, Inc., Class A	10,040	353,207
Kroger Co.	16,360	379,225
Lam Research Corp.†	5,808	249,686
Limited Brands, Inc.	8,076	344,926
Macy’s, Inc.	12,607	384,892
Marathon Oil Corp.	9,220	239,997
Marathon Petroleum Corp.	7,689	276,035
Mead Johnson Nutrition Co.	4,749	341,216
Medicis Pharmaceutical Corp., Class A	7,369	282,159
Merck & Co., Inc.	20,110	693,795
Microsoft Corp.	38,826	1,033,936
Moody’s Corp.	9,362	332,257
Motorola Solutions, Inc.	7,690	360,738
NASDAQ OMX Group, Inc.†	13,656	342,083
National Oilwell Varco, Inc.	4,714	336,250
Newmont Mining Corp.	4,460	298,062
Norfolk Southern Corp.	5,115	378,459
Occidental Petroleum Corp.	5,238	486,820
Oil States International, Inc.†	4,859	338,235
Oracle Corp.	20,100	658,677
Parker Hannifin Corp.	3,226	263,080
Pfizer, Inc.	56,146	1,081,372
Philip Morris International, Inc.	11,335	791,977
Pier 1 Imports, Inc.†	28,204	352,832
Pioneer Natural Resources Co.	4,287	359,679
PNC Financial Services Group, Inc.	6,837	367,215
Precision Castparts Corp.	1,600	261,040
priceline.com, Inc.†	688	349,311
Pricesmart, Inc.	4,000	304,160
Principal Financial Group, Inc.	12,556	323,694
Prudential Financial, Inc.	9,404	509,697
QUALCOMM, Inc.	5,701	294,172
Ross Stores, Inc.	3,692	323,899
RPC, Inc.	9,499	176,396
SanDisk Corp.†	8,422	426,743
Starwood Hotels & Resorts Worldwide, Inc.	8,180	409,900
State Street Corp.	7,941	320,737
Tech Data Corp.†	5,190	255,244
Tesoro Corp.†	11,861	307,674
TIBCO Software, Inc.†	12,379	357,629
Time Warner Cable, Inc.	4,981	317,240
United Technologies Corp.	4,281	333,832
UnitedHealth Group, Inc.	7,470	358,485
US Bancorp	16,002	409,491
Valero Energy Corp.	13,990	344,154
VF Corp.	2,715	375,267
Viacom, Inc., Class B	8,209	359,965
Wal-Mart Stores, Inc.	6,502	368,793
Watson Pharmaceuticals, Inc.†	5,205	349,568
Weight Watchers International, Inc.	4,974	371,160
WellPoint, Inc.	6,039	416,087
Wells Fargo & Co.	44,224	1,145,844

		50,483,232

TOTAL COMMON STOCK (cost $92,708,151)		101,316,482

Preferred Stock — 0.5%

GERMANY — 0.5%
Volkswagen AG (cost $399,296)(1)	3,104	543,008

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $93,107,447)		101,859,490

Repurchase Agreement — 1.4%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $1,431,000 and collateralized by $1,460,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.90% due 09/12/14 and having approximate value of $1,462,942 (cost $1,431,000)	$1,431,000	1,431,000

TOTAL INVESTMENTS — (cost $94,538,447)(2)	100.4%	103,290,490
Liabilities in excess of other assets	(0.4)	(360,443)

NET ASSETS —	100.0%	$102,930,047

†	Non-income producing security

(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $44,403,426 representing 43.1% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt

Industry Allocation*
Medical-Drugs	7.1%
Oil Companies-Integrated	4.7
Insurance-Multi-line	3.7
Banks -Commercial	3.4
Oil Companies-Exploration & Production	2.7
Tobacco	2.7
Electronic Components-Semiconductors	2.3
Banks-Super Regional	2.3
Computers	2.2
Telephone-integrated	2.2
Diversified Banking Institutions	2.2
Insurance-Life/Health	2.1
Auto-Cars/Light Trucks	2.0
Computer Services	1.8
Oil-Field Services	1.8
Chemicals-Diversified	1.7
Food-Misc.	1.6
Beverages-Non-alcoholic	1.6
Electric-Integrated	1.6
Import/Export	1.6
Medical-HMO	1.5
Repurchase Agreements	1.4
Diversified Manufacturing Operations	1.4
Cellular Telecom	1.3
Cable/Satellite TV	1.2
Medical Products	1.2
Apparel Manufacturers	1.2
Transport-Rail	1.2
Retail-Apparel/Shoe	1.1
Enterprise Software/Service	1.0
Oil Refining & Marketing	1.0
Applications Software	1.0
Metal-Copper	1.0
Diversified Minerals	1.0
Telecom Services	0.9
Web Portals/ISP	0.9
Machinery-Construction & Mining	0.9
Metal-Diversified	0.9
Wireless Equipment	0.9
Gold Mining	0.9
Computers-Memory Devices	0.8
Hotels/Motels	0.8
Medical-Biomedical/Gene	0.8
Vitamins & Nutrition Products	0.7
Networking Products	0.7
Electric Products-Misc	0.7
Diversified Operations	0.7
Food-Retail	0.7
Rubber-Tires	0.7
Aerospace/Defense-Equipment	0.6
Machinery-General Industrial	0.6
Electronic Components-Misc	0.6
Commercial Services	0.6
Finance-Credit Card	0.6
Commercial Services-Finance	0.6
E-Commerce/Services	0.5
Retail-Jewelry	0.5
Distribution/Wholesale	0.5
Casino Hotels	0.5
Finance-Leasing Companies	0.5
Machinery-Pumps	0.4
Television	0.4
Engines-Internal Combustion	0.4
Retail-Regional Department Stores	0.4
Advertising Agencies	0.4
Investment Companies	0.4
Retail-Discount	0.4
Electronic Forms	0.4
Machinery-Electrical	0.4
Industrial Gases	0.3
Multimedia	0.3
Internet Infrastructure Software	0.3
Retail-Home Furnishings	0.3
Building-Heavy Construction	0.3
Medical-Generic Drugs	0.3
Finance-Other Services	0.3
Food-Confectionery	0.3
Textile-Products	0.3
Oil Field Machinery & Equipment	0.3
Aerospace/Defense	0.3
Collectibles	0.3
Medical-Wholesale Drug Distribution	0.3
Banks-Fiduciary	0.3
Computer Data Security	0.3
Retail-Misc./Diversified	0.3
Retail-Restaurants	0.3
Oil & Gas Drilling	0.3
Building Products-Cement	0.3
Semiconductor Components-Integrated Circuits	0.3
Real Estate Investment Trusts	0.3
Retail-Major Department Stores	0.3
E-Commerce/Products	0.3
Investment Management/Advisor Services	0.3
Metal-Iron	0.3
Building-Residential/Commercial	0.3
Athletic Footwear	0.3
Power Converter/Supply Equipment	0.3
Metal Processors & Fabrication	0.3
Advertising Sales	0.2
Electronic Parts Distribution	0.2
Pipelines	0.2
Retail-Consumer Electronics	0.2
Semiconductor Equipment	0.2
Retail-Convenience Store	0.2
Travel Services	0.2
Paper & Related Products	0.2
Electronic Measurement Instruments	0.2
Diversified Financial Services	0.2
Airlines	0.2

100.4%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Japan	$—	$7,100,193	#	$—	$7,100,193
United Kingdom	1,076,198	12,262,834	#	—	13,339,032
United States	50,483,232	—		—	50,483,232
Other Countries*	5,896,634	24,497,391	#	—	30,394,025
Preferred Stock	—	543,008	#	—	543,008
Repurchase Agreement	—	1,431,000		—	1,431,000

Total	$57,456,064	$45,834,426		$—	$103,290,490

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $44,403,426 representing 43.1% of net assets. (See Note 1).

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 84.6%	Shares/ Principal Amount	Value (Note 1)

AUSTRALIA — 3.3%
AGL Energy, Ltd.(1)	1,445	$21,785
Alumina, Ltd.(1)	43,636	65,636
Amcor, Ltd.(1)	22,973	168,335
AMP, Ltd.(1)	4,356	19,382
Australia & New Zealand Banking Group, Ltd.(1)	62,877	1,418,059
BHP Billiton, Ltd.(1)	91,590	3,585,658
BlueScope Steel, Ltd.(1)	25,721	22,498
Boral, Ltd.(1)	17,307	70,704
Brambles, Ltd.(1)	2,850	19,668
Caltex Australia, Ltd.(1)	1,596	22,116
Coca-Cola Amatil, Ltd.(1)	1,552	20,045
Commonwealth Bank of Australia(1)	808	41,494
CSL, Ltd.(1)	702	21,023
CSR, Ltd.(1)	2,150	5,420
DuluxGroup, Ltd.(1)	10,509	28,727
Echo Entertainment Group, Ltd.†(1)	1,137	4,406
Fortescue Metals Group, Ltd.(1)	36,998	184,252
Foster’s Group, Ltd.(1)	5,605	31,421
Incitec Pivot, Ltd.(1)	46,168	164,775
Insurance Australia Group, Ltd.(1)	4,794	15,664
Leighton Holdings, Ltd.(1)	583	13,046
Lend Lease Group(1)	1,207	9,691
Macquarie Group, Ltd.(1)	563	14,228
National Australia Bank, Ltd.(1)	1,341	35,795
Newcrest Mining, Ltd.(1)	39,940	1,406,969
OneSteel, Ltd.(1)	23,149	28,899
Orica, Ltd.(1)	10,178	273,244
Origin Energy, Ltd.(1)	2,703	40,584
OZ Minerals, Ltd.(1)	8,071	95,140
QBE Insurance Group, Ltd.(1)	1,925	29,545
Rio Tinto, Ltd.(1)	7,711	552,914
Santos, Ltd.(1)	1,578	20,977
Sims Metal Management, Ltd.(1)	4,540	65,414
Sonic Healthcare, Ltd.(1)	336	3,879
Stockland(1)	479	1,565
Suncorp Group, Ltd.(1)	1,723	15,411
TABCORP Holdings, Ltd.(1)	1,171	3,604
Telstra Corp., Ltd.(1)	5,886	19,144
Transurban Group(1)	2,307	12,637
Treasury Wine Estates, Ltd.†(1)	1,868	7,298
Wesfarmers, Ltd.(1)	1,309	44,033
Wesfarmers, Ltd. PPS(1)	422	14,441
Westpac Banking Corp.(1)	1,367	31,817
Woodside Petroleum, Ltd.(1)	1,655	62,285
Woolworths, Ltd.(1)	2,824	70,229

		8,803,857

AUSTRIA — 0.4%
Erste Group Bank AG(1)	8,134	173,307
OMV AG(1)	4,008	139,506
Raiffeisen Bank International AG(1)	2,277	62,984
Telekom Austria AG(1)	18,635	211,867
Verbund AG, Class A(1)	2,501	72,611
Vienna Insurance Group(1)	1,844	76,922
Voestalpine AG(1)	6,445	221,097

		958,294

BELGIUM — 0.6%
Ageas(1)	9,004	17,891
Anheuser-Busch InBev NV(Xetra)(1)	19,319	1,072,582
Anheuser-Busch InBev NV (Brussells)†(1)	10,360	14
Belgacom SA(1)	2,720	82,036
Delhaize Group SA(1)	128	8,377
Groupe Bruxelles Lambert SA(1)	2,268	174,262
Solvay SA(1)	1,106	112,486
UCB SA(1)	2,552	111,913
Umicore SA(1)	2,656	113,338

		1,692,899

BERMUDA — 0.0%
Noble Group, Ltd.(1)	76,090	92,646
Skyworth Digital Holdings, Ltd.(1)	57	30

		92,676

BRAZIL — 0.1%
All America Latina Logistica SA	7,200	35,856
Banco do Brasil SA	5,800	87,498
BRF - Brasil Foods SA	10,402	216,601

		339,955

CANADA — 1.3%
Agnico-Eagle Mines, Ltd.	3,700	160,510
Barrick Gold Corp.	21,400	1,056,528
Centerra Gold, Inc.	3,800	75,333
Eldorado Gold Corp.	12,000	225,493
Franco-Nevada Corp.	2,900	114,894
Goldcorp, Inc.	17,000	827,188
IAMGOLD Corp.	8,100	174,149
Kinross Gold Corp.	24,400	347,854
New Gold, Inc.†	9,700	120,186
Osisko Mining Corp.†	7,500	90,444
Yamana Gold, Inc.	16,500	246,320

		3,438,899

CAYMAN ISLANDS — 0.0%
Chaoda Modern Agriculture Holdings, Ltd.(3)	4,000	566

DENMARK — 0.9%
AP Moller - Maersk A/S, Series B(1)	69	466,283
DSV A/S(1)	8,396	166,586
Novo Nordisk A/S, Class B(1)	13,565	1,432,425
Novozymes A/S, Class B(1)	1,668	245,859
TDC A/S(1)	1,027	8,433
Vestas Wind Systems A/S†(1)	4,802	74,473

		2,394,059

FINLAND — 0.9%
Fortum Oyj(1)	12,806	311,565
Kesko Oyj, Class B(1)	10,692	379,293
Kone Oyj, Class B(1)	2,679	147,289
Metso Oyj(1)	7,447	286,949
Neste Oil Oyj(1)	2,506	30,251
Nokia Oyj(1)	94,312	635,485
Outokumpu Oyj(1)	4,811	40,530
Rautaruukki Oyj(1)	1,995	21,209
Sampo Oyj, Class A(1)	6,776	185,898
Stora Enso Oyj, Class R(1)	14,066	88,877
UPM-Kymmene Oyj(1)	11,669	136,013
Wartsila Oyj(1)	3,205	97,292

		2,360,651

FRANCE — 6.3%
Accor SA(1)	4,171	135,883
Air Liquide SA(1)	5,098	658,450
Alcatel-Lucent†(1)	49,124	134,431
Alstom SA(1)	11,513	427,984
Atos Origin SA(1)	405	19,568

AXA SA(1)	19,169	307,971
BNP Paribas SA(1)	10,143	449,731
Bouygues SA(1)	11,190	418,402
Cap Gemini SA(1)	2,327	88,986
Carrefour SA(1)	12,507	331,800
Casino Guichard Perrachon SA(1)	615	57,536
Cie de St. Gobain(1)	4,147	191,893
Cie Generale d’Optique Essilor International SA(1)	4,077	294,920
Cie Generale de Geophysique - Veritas†(1)	17,386	379,872
Cie Generale des Etablissements Michelin, Class B(1)	1,701	122,870
CNP Assurances(1)	4,854	74,213
Credit Agricole SA(1)	6,933	53,144
Danone(1)	12,405	857,503
Dassault Systemes SA(1)	850	71,529
Edenred(1)	4,171	117,520
EDF SA(1)	2,210	66,172
Eurazeo(1)	558	26,570
Fonciere Des Regions(1)	468	34,390
France Telecom SA(1)	28,334	509,758
GDF Suez(1)	13,862	390,346
Gecina SA(1)	438	42,936
Hermes International(1)	875	296,834
ICADE(1)	400	35,608
Imerys SA(1)	616	35,143
Klepierre(1)	1,744	54,224
L’Oreal SA(1)	1,002	110,352
Lafarge SA(1)	8,270	335,001
Lagardere SCA(1)	3,707	99,307
Legrand SA(1)	330	11,641
LVMH Moet Hennessy Louis Vuitton SA(1)	2,596	430,236
Neopost SA(1)	996	75,846
Pernod-Ricard SA(1)	2,302	214,514
Peugeot SA(1)	1,341	29,131
PPR(1)	2,692	418,979
Publicis Groupe SA(1)	1,844	89,132
Renault SA(1)	1,296	54,046
Safran SA(1)	856	27,860
Sanofi(1)	26,974	1,930,888
Schneider Electric SA(1)	11,693	677,300
SCOR SE(1)	2,610	60,710
Societe BIC SA(1)	589	52,544
Societe Generale SA(1)	6,012	172,387
Societe Television Francaise 1(1)	5,707	76,570
Sodexo(1)	2,147	154,706
Suez Environnement Co.(1)	636	9,960
Technip SA(1)	6,962	658,236
Thales SA(1)	1,384	48,689
Total SA(1)	51,724	2,704,828
Unibail-Rodamco SE(1)	3,218	638,852
Vallourec SA(1)	1,116	67,582
Veolia Environnement SA(1)	6,038	85,078
Vinci SA(1)	11,228	551,087
Vivendi SA(1)	20,291	454,574

		16,926,223

GERMANY — 8.3%
Adidas AG(1)	4,079	286,953
Allianz SE(1)	10,824	1,209,202
BASF SE(1)	24,897	1,809,434
Bayer AG(1)	22,953	1,463,939
Bayerische Motoren Werke AG(1)	18,170	1,480,783
Beiersdorf AG(1)	2,629	151,488
Celesio AG(1)	4,000	63,199
Commerzbank AG†(1)	25,541	62,481
Continental AG†(1)	781	58,149
Daimler AG(1)	21,737	1,104,298
Deutsche Bank AG(1)	14,998	623,442
Deutsche Boerse AG†(1)	2,454	135,400
Deutsche Lufthansa AG(1)	8,202	111,493
Deutsche Post AG(1)	29,920	454,163
Deutsche Telekom AG(1)	86,598	1,097,914
E.ON AG(1)	55,711	1,346,895
Fresenius Medical Care AG & Co. KGaA(1)	9,168	667,003
Fresenius SE & Co. KGaA(1)	580	57,010
GEA Group AG(1)	3,555	97,753
Hannover Rueckversicherung AG(1)	151	7,469
Hochtief AG(1)	3,741	271,443
Infineon Technologies AG(1)	5,232	46,655
K + S AG(1)	4,431	280,810
Lanxess AG(1)	1,249	73,401
Linde AG(1)	3,421	543,123
MAN SE (Frankfurt)(1)	1,605	209,487
MAN SE (Xetra)(1)	183	16,137
Merck KGaA(1)	1,787	166,586
Metro AG(1)	14,747	681,345
Muenchener Rueckversicherungs AG(1)	4,705	630,727
Puma AG Rudolf Dassler Sport(1)	269	86,384
RWE AG(1)	9,499	405,353
SAP AG(1)	33,317	2,007,671
Siemens AG(1)	32,867	3,444,767
ThyssenKrupp AG(1)	7,405	212,449
TUI AG†(1)	7,206	46,538
Volkswagen AG(1)	5,197	816,059

		22,227,403

GUERNSEY — 0.0%
Resolution, Ltd.(1)	1,743	7,661

HONG KONG — 0.0%
Henderson Land Development Co., Ltd.(1)	125	676
Hong Kong Exchanges and Clearing, Ltd.(1)	152	2,542

		3,218

INDONESIA — 0.3%
Adaro Energy Tbk PT(1)	74,400	16,653
Astra International Tbk PT(1)	14,000	107,165
Bank Central Asia PT(1)	85,500	77,310
Bank Danamon Indonesia Tbk PT(1)	21,500	11,884
Bank Mandiri Tbk PT(1)	65,500	51,760
Bank Negara Indonesia Persero Tbk PT(1)	56,000	24,939
Bank Rakyat Indonesia Persero Tbk PT(1)	78,500	58,642
Bumi Resources Tbk PT(1)	129,000	33,485
Charoen Pokphand Indonesia Tbk PT(1)	60,000	17,718
Gudang Garam Tbk PT(1)	4,000	26,153
Indo Tambangraya Megah PT(1)	3,093	15,292
Indocement Tunggal Prakarsa Tbk PT(1)	10,500	19,010
Indofood Sukses Makmur Tbk PT(1)	32,500	19,014
Kalbe Farma Tbk PT(1)	37,000	14,380
Perusahaan Gas Negara PT(1)	76,000	24,919
Semen Gresik PT(1)	25,500	27,124

Tambang Batubara Bukit Asam Tbk PT(1)	6,000	12,235
Telekomunikasi Indonesia Tbk PT(1)	69,000	57,284
Unilever Indonesia Tbk PT(1)	10,000	17,560
United Tractors Tbk PT(1)	11,772	32,071

		664,598

IRELAND — 0.0%
CRH PLC(1)	901	16,151
James Hardie Industries SE(1)	11,945	77,203

		93,354

ISLE OF MAN — 0.1%
Genting Singapore PLC†(1)	217,000	296,313

ITALY — 0.2%
Enel SpA(1)	11,682	54,920
ENI SpA(1)	5,923	130,428
Exor SpA(1)	2,763	60,178
Saipem SpA(1)	6,201	275,471

		520,997

JAPAN — 20.0%
77 Bank, Ltd.(1)	9,000	35,655
Advantest Corp.(1)	5,200	60,476
Aeon Credit Service Co., Ltd.(1)	2,100	31,409
Aeon Mall Co., Ltd.(1)	10,300	240,208
Aisin Seiki Co., Ltd.(1)	7,600	241,439
Amada Co., Ltd.(1)	6,000	39,537
Asahi Glass Co., Ltd.(1)	24,200	211,913
Asahi Group Holdings, Ltd.(1)	12,500	256,433
Asahi Kasei Corp.(1)	30,000	177,667
Astellas Pharma, Inc.(1)	12,100	441,495
Bank of Kyoto, Ltd.(1)	8,000	67,987
Bank of Yokohama, Ltd.(1)	34,000	155,778
Benesse Holdings, Inc.(1)	1,500	65,511
Bridgestone Corp.(1)	39,200	917,045
Canon, Inc.(1)	20,800	949,856
Casio Computer Co., Ltd.(1)	8,900	54,573
Central Japan Railway Co.(1)	40	340,130
Chiba Bank, Ltd.(1)	17,000	104,221
Chubu Electric Power Co., Inc.(1)	6,200	113,518
Chugai Pharmaceutical Co., Ltd.(1)	6,000	93,914
Citizen Holdings Co., Ltd.(1)	10,900	57,767
Credit Saison Co., Ltd.(1)	2,800	55,029
Dai Nippon Printing Co., Ltd.(1)	11,400	119,362
Daicel Chemical Industries, Ltd.(1)	6,000	34,057
Daiichi Sankyo Co., Ltd.(1)	34,400	668,932
Daikin Industries, Ltd.(1)	11,800	349,580
Daito Trust Construction Co., Ltd.(1)	2,800	248,672
Daiwa House Industry Co., Ltd.(1)	17,400	216,290
Daiwa Securities Group, Inc.(1)	46,000	160,950
Denki Kagaku Kogyo KK(1)	12,000	45,759
Denso Corp.(1)	33,709	1,040,946
Dowa Holdings Co., Ltd.(1)	15,000	90,600
East Japan Railway Co.(1)	9,200	558,665
Eisai Co., Ltd.(1)	5,800	230,529
FamilyMart Co., Ltd.(1)	4,997	196,829
FANUC Corp.(1)	7,000	1,130,320
Fast Retailing Co., Ltd.(1)	4,300	772,394
FUJIFILM Holdings Corp.(1)	25,900	635,128
Fujitsu, Ltd.(1)	102,400	546,889
Fukuoka Financial Group, Inc.(1)	17,000	65,819
Furukawa Electric Co., Ltd.(1)	12,600	35,246
GS Yuasa Corp.(1)	20,000	103,964
Hirose Electric Co., Ltd.(1)	700	67,188
Hisamitsu Pharmaceutical Co., Inc.(1)	1,700	68,506
Hitachi Construction Machinery Co., Ltd.(1)	10,000	192,297
Hitachi, Ltd.(1)	90,800	487,344
Hokuhoku Financial Group, Inc.(1)	32,000	59,796
Honda Motor Co., Ltd.(1)	51,904	1,564,469
Hoya Corp.(1)	11,300	247,889
Ibiden Co., Ltd.(1)	7,500	164,522
IHI Corp.(1)	24,000	54,690
Inpex Corp.(1)	67	440,795
ITOCHU Corp.(1)	45,300	446,772
ITOCHU Techno-Solutions Corp.(1)	1,200	51,902
Japan Real Estate Investment Corp.(1)	17	145,520
Japan Retail Fund Investment Corp.(1)	55	85,802
Japan Tobacco, Inc.(1)	126	631,674
JFE Holdings, Inc.(1)	16,400	309,031
JGC Corp.(1)	20,000	561,521
Joyo Bank, Ltd.(1)	21,000	87,954
JS Group Corp.(1)	4,700	98,359
JSR Corp.(1)	4,200	80,157
JX Holdings, Inc.(1)	57,800	336,321
Kajima Corp.(1)	26,800	85,547
Kaneka Corp.(1)	7,000	37,933
Kansai Electric Power Co., Inc.(1)	10,700	158,347
Kawasaki Heavy Industries, Ltd.(1)	23,000	58,887
Kawasaki Kisen Kaisha, Ltd.(1)	103,000	209,707
Keikyu Corp.(1)	11,000	98,964
Keio Corp.(1)	5,000	34,351
Keyence Corp.(1)	2,500	635,874
Kintetsu Corp.(1)	40,500	142,124
Kirin Holdings Co., Ltd.(1)	25,000	306,354
Kobe Steel, Ltd.(1)	52,000	86,802
Komatsu, Ltd.(1)	37,600	925,784
Konami Corp.(1)	3,200	104,739
Konica Minolta Holdings, Inc.(1)	13,000	94,695
Kubota Corp.(1)	53,000	435,908
Kuraray Co., Ltd.(1)	8,500	119,005
Kurita Water Industries, Ltd.(1)	1,400	38,607
Kyocera Corp.(1)	8,600	757,297
Kyushu Electric Power Co., Inc.(1)	3,100	41,146
Mabuchi Motor Co., Ltd.(1)	3,300	144,750
Makita Corp.(1)	3,000	111,915
Marubeni Corp.(1)	42,200	244,397
Matsui Securities Co., Ltd.(1)	5,100	24,098
Minebea Co., Ltd.(1)	9,000	32,090
Mitsubishi Chemical Holdings Corp.(1)	33,500	203,630
Mitsubishi Corp.(1)	44,900	924,235
Mitsubishi Electric Corp.(1)	76,800	707,180
Mitsubishi Estate Co., Ltd.(1)	40,000	677,540
Mitsubishi Heavy Industries, Ltd.(1)	69,400	283,570
Mitsubishi Logistics Corp.(1)	2,000	22,026
Mitsubishi Materials Corp.(1)	50,000	133,302
Mitsubishi Tanabe Pharma Corp.(1)	6,300	109,293
Mitsubishi UFJ Financial Group, Inc.(1)	167,211	724,367
Mitsui & Co., Ltd.(1)	34,100	497,570
Mitsui Chemicals, Inc.(1)	15,000	49,458
Mitsui Fudosan Co., Ltd.(1)	28,000	463,089
Mitsui Mining & Smelting Co., Ltd.(1)	30,000	82,164
Mitsui O.S.K. Lines, Ltd.(1)	37,000	142,921
Mizuho Financial Group, Inc.(1)	420,800	590,172
MS&AD Insurance Group Holdings(1)	8,700	171,080
Murata Manufacturing Co., Ltd.(1)	5,500	306,241
Nabtesco Corp.(1)	5,300	115,775
Namco Bandai Holdings, Inc.(1)	2,100	30,603
NEC Corp.(1)	61,800	138,364

NGK Insulators, Ltd.(1)	16,400	188,983
NGK Spark Plug Co., Ltd.(1)	5,000	62,137
Nidec Corp.(1)	2,300	189,289
Nikon Corp.(1)	5,800	130,180
Nintendo Co., Ltd.(1)	3,500	529,358
Nippon Building Fund, Inc.(1)	20	193,859
Nippon Electric Glass Co., Ltd.(1)	23,000	205,064
Nippon Express Co., Ltd.(1)	22,400	86,864
Nippon Paper Group, Inc.(1)	2,000	45,978
Nippon Sheet Glass Co., Ltd.(1)	9,000	19,377
Nippon Steel Corp.(1)	247,000	645,392
Nippon Telegraph & Telephone Corp.(1)	6,800	347,636
Nippon Yusen KK(1)	30,000	75,919
Nishi-Nippon City Bank, Ltd.(1)	18,000	49,036
Nissan Chemical Industries, Ltd.(1)	5,500	54,047
Nissan Motor Co., Ltd.(1)	69,700	642,137
Nisshinbo Holdings, Inc.(1)	2,000	18,187
Nitto Denko Corp.(1)	5,300	223,069
NKSJ Holdings, Inc.(1)	6,000	120,625
Nomura Holdings, Inc.(1)	67,100	254,982
Nomura Research Institute, Ltd.(1)	3,600	81,309
NSK, Ltd.(1)	13,000	98,213
NTN Corp.(1)	11,000	48,547
NTT Data Corp.(1)	40	134,320
NTT DoCoMo, Inc.(1)	90	158,973
Obayashi Corp.(1)	17,000	77,396
Obic Co., Ltd.(1)	290	55,484
OJI Paper Co., Ltd.(1)	66,800	331,020
Olympus Corp.(1)	3,500	53,313
Omron Corp.(1)	12,500	267,704
Ono Pharmaceutical Co., Ltd.(1)	2,100	109,926
Oracle Corp.(1)	1,300	44,813
Oriental Land Co., Ltd.(1)	1,600	159,358
ORIX Corp.(1)	460	40,193
Osaka Gas Co., Ltd.(1)	30,200	114,444
Otsuka Holdings Co., Ltd.(1)	6,400	164,761
Panasonic Corp.(1)	81,300	828,304
Resona Holdings, Inc.(1)	10,200	45,566
Rohm Co., Ltd.(1)	3,800	193,576
Ryohin Keikaku Co., Ltd.(1)	3,900	185,536
Santen Pharmaceutical Co., Ltd.(1)	2,000	74,578
SBI Holdings, Inc.(1)	288	23,934
Secom Co., Ltd.(1)	3,200	151,911
Seiko Epson Corp.(1)	13,700	181,492
Sekisui Chemical Co., Ltd.(1)	12,000	94,081
Sekisui House, Ltd.(1)	24,400	217,261
Seven & I Holdings Co., Ltd.(1)	15,500	414,541
Sharp Corp.(1)	20,800	191,902
Shimamura Co., Ltd.(1)	600	60,100
Shimano, Inc.(1)	5,300	262,342
Shimizu Corp.(1)	18,000	76,697
Shin-Etsu Chemical Co., Ltd.(1)	16,948	870,521
Shinsei Bank, Ltd.(1)	28,000	30,871
Shionogi & Co., Ltd.(1)	7,800	106,012
Shiseido Co., Ltd.(1)	11,200	205,152
Shizuoka Bank, Ltd.(1)	17,000	165,619
Showa Denko KK(1)	20,000	36,518
Showa Shell Sekiyu KK(1)	5,800	41,936
SMC Corp.(1)	2,600	405,095
Softbank Corp.(1)	34,700	1,128,897
Sony Corp.(1)	27,347	575,042
Stanley Electric Co., Ltd.(1)	12,100	176,708
Sumitomo Chemical Co., Ltd.(1)	32,400	120,054
Sumitomo Corp.(1)	21,200	262,963
Sumitomo Electric Industries, Ltd.(1)	13,000	145,005
Sumitomo Heavy Industries, Ltd.(1)	10,000	56,413
Sumitomo Metal Industries, Ltd.(1)	194,000	365,396
Sumitomo Metal Mining Co., Ltd.(1)	39,400	542,864
Sumitomo Mitsui Financial Group, Inc.(1)	24,700	688,612
Sumitomo Mitsui Trust Holdings, Inc.(1)	123,518	421,824
Sumitomo Realty & Development Co., Ltd.(1)	12,000	248,848
Suzuki Motor Corp.(1)	12,600	268,673
Sysmex Corp.(1)	5,200	171,243
T&D Holdings, Inc.(1)	10,600	104,925
Taisei Corp.(1)	24,000	63,973
Takeda Pharmaceutical Co., Ltd.(1)	26,100	1,177,631
TDK Corp.(1)	3,300	134,911
Teijin, Ltd.(1)	24,800	86,787
Terumo Corp.(1)	8,900	451,846
THK Co., Ltd.(1)	1,300	25,219
Tobu Railway Co., Ltd.(1)	20,200	96,707
Tohoku Electric Power Co., Inc.(1)	6,200	68,475
Tokio Marine Holdings, Inc.(1)	24,371	580,055
Tokyo Electron, Ltd.(1)	8,800	469,876
Tokyo Gas Co., Ltd.(1)	32,400	139,168
Tokyu Corp.(1)	28,000	135,468
Tokyu Land Corp.(1)	21,000	88,369
TonenGeneral Sekiyu KK(1)	9,000	101,494
Toppan Printing Co., Ltd.(1)	10,200	79,242
Toray Industries, Inc.(1)	30,100	214,127
Toshiba Corp.(1)	111,000	488,825
Tosoh Corp.(1)	16,000	52,034
TOTO, Ltd.(1)	10,200	84,366
Toyo Seikan Kaisha, Ltd.(1)	5,100	77,460
Toyota Boshoku Corp.(1)	7,000	85,263
Toyota Industries Corp.(1)	2,150	60,792
Toyota Motor Corp.(1)	56,000	1,872,398
Trend Micro, Inc.(1)	3,200	114,513
Unicharm Corp.(1)	7,200	323,401
Ushio, Inc.(1)	1,200	17,849
USS Co., Ltd.(1)	670	55,446
West Japan Railway Co.(1)	1,200	50,865
Yahoo Japan Corp.(1)	474	152,928
Yakult Honsha Co., Ltd.(1)	6,499	184,331
Yamada Denki Co., Ltd.(1)	2,540	183,060
Yamaha Corp.(1)	3,200	32,475
Yamaha Motor Co., Ltd.†(1)	1,100	15,705
Yamato Holdings Co., Ltd.(1)	6,100	101,116
Yokogawa Electric Corp.†(1)	6,900	65,127

		53,541,109

JERSEY — 1.0%
Charter International PLC(1)	20,273	291,539
Experian PLC(1)	15,894	205,936
Petrofac, Ltd.(1)	6,577	151,058
Randgold Resources, Ltd.(1)	6,164	674,386
Shire PLC(1)	94	2,951
Wolseley PLC(1)	1,197	34,471
WPP PLC(1)	121,068	1,254,751

		2,615,092

LUXEMBOURG — 0.4%
ArcelorMittal(1)	17,986	370,685
Millicom International Cellular SA(1)	510	55,992
Oriflame Cosmetics SA SDR(1)	9,185	365,261
Subsea 7 SA†(1)	6,497	140,300

Tenaris SA(1)	16,780	267,023

		1,199,261

MAURITIUS — 0.0%
Golden Agri-Resources, Ltd.(1)	97,683	49,497

MEXICO — 0.6%
Alfa SA, Class A	2,900	33,480
America Movil SA de CV	375,600	477,427
Cemex SA de CV†	92,100	40,290
Fomento Economico Mexicano SABde CV	21,100	141,590
Grupo Bimbo SAB de CV, Class A	17,600	36,251
Grupo Elektra SA de CV	730	56,254
Grupo Financiero Banorte SAB de CV .	15,700	53,543
Grupo Financiero Inbursa SA	17,000	36,470
Grupo Mexico SA de CV, Class B	36,600	101,448
Grupo Modelo SAB de CV, Class C	6,500	41,350
Grupo Televisa SA	25,100	107,353
Industrias Penoles SAB de CV	1,035	42,248
Kimberly-Clark de Mexico SAB de CV, Class A	5,900	33,580
Mexichem SAB de CV	8,200	28,273
Minera Frisco SAB de CV†	6,300	24,823
Telefonos de Mexico SA de CV	62,400	49,023
Wal-Mart de Mexico SAB de CV, Series V	68,200	176,040

		1,479,443

NETHERLANDS — 2.8%
Aegon NV†(1)	30,062	142,850
Akzo Nobel NV(1)	7,103	373,511
ASML Holding NV(1)	13,061	545,389
Corio NV(1)	1,473	74,664
European Aeronautic Defence and Space Co. NV(1)	3,345	98,116
Fugro NV(1)	1,565	91,779
Heineken NV(1)	18,905	915,597
ING Groep NV†(1)	79,132	683,298
Koninklijke Ahold NV(1)	46,829	598,829
Koninklijke DSM NV(1)	3,074	157,354
Koninklijke KPN NV(1)	43,156	563,874
Koninklijke Philips Electronics NV(1)	42,214	874,279
PostNL NV(1)	20,656	104,632
Randstad Holding NV(1)	214	7,567
Reed Elsevier NV(1)	19,355	237,658
SBM Offshore NV(1)	3,955	86,942
STMicroelectronics NV(1)	16,764	115,534
TNT Express NV(1)	20,656	174,478
Unilever NV(1)	40,297	1,385,705
Wolters Kluwer NV(1)	11,961	210,537

		7,442,593

NORWAY — 1.6%
Aker Solutions ASA(1)	3,837	44,366
DnB NOR ASA(1)	24,698	285,622
Gjensidige Forsikring ASA(1)	621	6,799
Norsk Hydro ASA(1)	37,391	193,659
Orkla ASA(1)	33,979	294,406
Renewable Energy Corp. ASA†(1)	5,000	4,804
Statoil ASA(1)	34,662	881,633
Telenor ASA(1)	86,583	1,541,643
Yara International ASA(1)	23,365	1,103,368

		4,356,300

PHILIPPINES — 0.6%
Aboitiz Equity Ventures, Inc.(1)	170,000	162,325
Aboitiz Power Corp.(1)	145,900	101,135
Alliance Global Group, Inc.(1)	322,400	77,762
Ayala Corp.(1)	17,700	125,259
Ayala Land, Inc.(1)	424,900	158,841
Bank of the Philippine Islands(1)	143,600	195,368
Energy Development Corp.(1)	617,000	87,431
Manila Electric Co.(1)	22,770	126,669
Metropolitan Bank & Trust(1)	84,600	140,314
Philippine Long Distance Telephone Co.(1)	3,760	209,710
SM Investments Corp.(1)	14,790	191,066
SM Prime Holdings, Inc.(1)	426,000	128,072

		1,703,952

POLAND — 0.9%
Asseco Poland SA(1)	3,092	48,009
Bank Pekao SA(1)	6,533	302,029
BRE Bank SA†(1)	827	70,778
Getin Holding SA†(1)	21,004	56,010
Kghm Polska Miedz SA(1)	7,583	365,777
PGE SA(1)	37,578	230,451
Polski Koncern Naftowy Orlen SA†(1)	18,664	230,360
Polskie Gornictwo Naftowe I Gazownictwo SA(1)	101,716	126,704
Powszechna Kasa Oszczednosci Bank Polski SA(1)	37,176	418,177
Powszechny Zaklad Ubezpieczen SA(1)	2,700	285,152
Synthos SA(1)	1,004	1,328
Tauron Polska Energia SA(1)	59,200	102,302
Telekomunikacja Polska SA(1)	38,827	206,026

		2,443,103

PORTUGAL — 0.0%
Cimpor Cimentos de Portugal SGPS SA(1)	844	6,281

RUSSIA — 0.4%
Gazprom OAO ADR	30,808	357,681
Lukoil OAO ADR (OTC US)	3,148	181,640
Mining & Metallurgical Co. Norilsk Nickel ADR	6,040	118,203
MMC Norilsk Nickel OJSC ADR(1)	1,820	35,408
Mobile Telesystems OJSC ADR	3,200	45,728
NovaTek OAO GDR(1)	521	72,538
Rosneft Oil Co. GDR†	10,233	72,808
Surgutneftegaz ADR	9,800	84,770
Tatneft ADR	2,534	75,234
VTB Bank OJSC GDR(1)	17,574	83,255

		1,127,265

SINGAPORE — 1.8%
Ascendas Real Estate Investment Trust(1)	46,000	74,816
CapitaLand, Ltd.(1)	75,000	161,356
CapitaMall Trust(1)	66,004	97,705
City Developments, Ltd.(1)	16,983	146,801
ComfortDelGro Corp., Ltd.(1)	54,481	60,397
DBS Group Holdings, Ltd.(1)	63,947	623,827
Fraser and Neave, Ltd.(1)	32,000	155,548
Jardine Cycle & Carriage, Ltd.(1)	2,025	72,949
Keppel Corp., Ltd.(1)	46,200	345,232
Olam International, Ltd.(1)	13,000	25,992
Oversea-Chinese Banking Corp., Ltd.(1)	119,901	801,405
SembCorp Industries, Ltd.(1)	34,370	113,201
SembCorp Marine, Ltd.(1)	29,800	98,565

Singapore Airlines, Ltd. - 200(1)	4,000	37,005
Singapore Airlines, Ltd.(1)	17,810	164,784
Singapore Exchange, Ltd.(1)	19,008	101,569
Singapore Press Holdings, Ltd.(1)	26,952	83,363
Singapore Technologies Engineering, Ltd.(1)	40,000	89,594
Singapore Telecommunications, Ltd.(1)	177,560	449,755
Singapore Telecommunications, Ltd. - 10(1)	59,000	151,230
United Overseas Bank, Ltd.(1)	56,059	759,748
Wilmar International, Ltd.(1)	33,000	141,663

		4,756,505

SOUTH KOREA — 1.0%
Amorepacific Corp.(1)	15	16,989
Cheil Industries, Inc.(1)	314	27,682
Daewoo Securities Co., Ltd.(1)	800	7,721
Doosan Heavy Industries and Construction Co., Ltd.(1)	422	22,483
E-Mart Co., Ltd.†(1)	103	26,722
GS Engineering & Construction Corp.(1)	272	23,689
Hana Financial Group, Inc.(1)	840	29,679
Hynix Semiconductor, Inc.(1)	2,000	40,837
Hyundai Engineering & Construction Co., Ltd.(1)	330	21,035
Hyundai Heavy Industries Co., Ltd.(1) .	185	49,746
Hyundai Mobis(1)	259	74,731
Hyundai Motor Co.(1)	620	125,763
Hyundai Steel Co.(1)	331	30,047
Industrial Bank of Korea(1)	1,350	17,610
KB Financial Group, Inc.(1)	1,570	61,372
Kia Motors Corp.(1)	930	60,103
Korea Electric Power Corp.†(1)	1,120	25,260
Korea Exchange Bank(1)	2,260	16,747
Korean Air Lines Co., Ltd.(1)	162	7,131
KT Corp(1)	930	31,107
KT&G Corp.(1)	489	30,686
LG Chemical Co., Ltd.(1)	194	62,509
LG Corp.(1)	752	43,640
LG Display Co., Ltd.(1)	990	20,015
LG Electronics, Inc.(1)	403	26,874
LG Household & Health Care, Ltd.(1)	40	18,049
Lotte Shopping Co., Ltd.(1)	57	20,456
NCSoft Corp.†(1)	68	21,405
NHN Corp†(1)	184	38,414
OCI Co., Ltd.(1)	78	16,033
POSCO(1)	261	90,514
S-Oil Corp.(1)	320	32,841
Samsung Corp.(1)	643	39,783
Samsung Electro-Mechanics Co., Ltd.(1)	255	19,402
Samsung Electronics Co., Ltd.(1)	1,204	1,044,394
Samsung Engineering Co., Ltd.(1)	156	31,853
Samsung Fire & Marine Insurance Co. Ltd.(1)	167	35,353
Samsung Heavy Industries Co., Ltd.(1)	990	30,452
Samsung SD Co., Ltd.(1)	159	19,263
Samsung Securities Co. Ltd.(1)	315	16,162
Samsung Techwin Co., Ltd.(1)	172	9,191
Shinhan Financial Group Co., Ltd.(1)	1,740	68,245
Shinsegae Co. Ltd.(1)	37	9,267
SK Innovation Co., Ltd.(1)	279	41,676
SK Telecom Co., Ltd.(1)	217	28,770
Woori Finance Holdings Co., Ltd.(1)	1,040	9,861

		2,541,562

SPAIN — 0.2%
Abertis Infraestructuras SA(1)	969	15,891
Amadeus IT Holding SA(1)	600	11,262
Distribuidora Internacional de Alimentacion SA†(1)	12,507	56,877
Iberdrola SA(1)	7,362	53,407
Repsol YPF SA(1)	1,839	55,401
Telefonica SA(1)	16,812	358,683

		551,521

SWEDEN — 2.7%
Alfa Laval AB(1)	6,664	124,363
Assa Abloy AB, Class B(1)	5,697	138,277
Atlas Copco AB, Class A(1)	17,771	386,428
Atlas Copco AB, Class B(1)	8,352	162,212
Electrolux AB, Class B(1)	3,960	73,702
Getinge AB, Class B(1)	14,015	362,325
Hennes & Mauritz AB, Class B(1)	34,027	1,122,213
Holmen AB, Class B(1)	1,019	28,764
Husqvarna AB, Class B(1)	3,058	15,504
Investor AB, Class B(1)	15,259	297,806
Kinnevik Investment AB, Class B(1)	1,246	25,975
Lundin Petroleum AB†(1)	4,078	99,558
Nordea Bank AB(1)	53,806	488,386
Ratos AB, Class B Series B(1)	1,003	13,286
Sandvik AB(1)	22,261	305,184
Scania AB, Class B(1)	2,320	38,903
Securitas AB, Class B(1)	1,978	17,948
Skandinaviska Enskilda Banken AB, Class A(1)	6,635	41,368
Skanska AB, Class B(1)	22,080	360,370
SKF AB, Class B(1)	7,864	173,571
SSAB AB, Class A(1)	3,305	31,845
Svenska Cellulosa AB, Class B(1)	14,305	207,829
Svenska Handelsbanken AB, Class A(1)	12,704	363,833
Swedbank AB, Class A(1)	2,682	37,438
Swedish Match AB(1)	8,620	297,465
Tele2 AB, Class B(1)	5,474	114,877
Telefonaktiebolaget LM Ericsson, Class B(1)	110,475	1,150,028
TeliaSonera AB(1)	56,149	388,745
Volvo AB, Class A(1)	8,838	109,678
Volvo AB, Class B(1)	24,578	304,726

		7,282,607

SWITZERLAND — 8.4%
ABB, Ltd.(1)	74,884	1,411,770
Baloise Holding AG(1)	976	79,308
Cie Financiere Richemont SA, Class A(1)	24,030	1,363,452
Credit Suisse Group AG†(1)	13,971	402,729
GAM Holding AG†(1)	9,841	116,647
Geberit AG†(1)	679	138,934
Givaudan SA†(1)	125	113,625
Holcim, Ltd.†(1)	6,001	380,295
Julius Baer Group, Ltd.(1)	5,412	203,571
Logitech International SA†(1)	6,025	57,824
Lonza Group AG†(1)	861	57,124
Nestle SA(1)	117,140	6,778,860
Novartis AG(1)	69,684	3,936,631
Pargesa Holding SA(1)	255	19,880
Roche Holding AG(1)	18,109	2,977,188

Schindler Holding AG	1,450	170,472
Straumann Holding AG(1)	1,366	240,244
Swatch Group AG(1)	831	60,789
Swatch Group AG, Class B(1)	2,359	989,154
Swiss Life Holding AG†(1)	463	56,758
Swiss Re AG(1)	5,728	313,300
Swisscom AG(1)	527	212,119
Syngenta AG(1)	3,977	1,216,253
Transocean, Ltd.(1)	1,123	63,457
UBS AG†(1)	48,011	605,675
Zurich Financial Services AG†(1)	2,152	494,571

		22,460,630

THAILAND — 0.2%
Bangkok Bank PCL(1)	13,500	64,784
Bangkok Bank PCL (Foreign Shares) (1)	24,400	122,853
Bank of Ayudhya PCL(1)	54,200	35,454
Kasikornbank PCL(1)	17,100	67,997
Kasikornbank PCL (Foreign Shares)(1)	33,500	134,659
Krung Thai Bank PCL	75,200	37,172
Siam Commercial Bank PCL	43,800	167,366
Univest Land PCL†(3)(4)	22,500	0

		630,285

TURKEY — 1.0%
Akbank TAS(1)	72,621	264,011
Anadolu Efes Biracilik ve Malt Sanayii AS(1)	13,327	161,621
BIM Birlesik Magazalar AS GDR(1)	5,257	159,818
Coca-Cola Icecek AS(1)	4,367	59,171
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(1)	49,100	65,975
Eregli Demir ve Celik Fabrikalari TAS(1)	36,799	75,814
Haci Omer Sabanci Holdings AS(1)	33,875	115,520
KOC Holding AS(1)	39,415	140,341
Tupras-Turkiye Petrol Rafinerileri AS(1)	7,919	178,205
Turk Telekomunikasyon AS(1)	33,769	142,780
Turkcell Iletisim Hizmet AS(1)	47,384	233,589
Turkiye Garanti Bankasi AS(1)	121,649	427,176
Turkiye Halk Bankasi AS(1)	20,462	125,386
Turkiye Is Bankasi, Class C(1)	94,281	219,063
Turkiye Vakiflar Bankasi Tao(1)	51,689	87,827
Yapi Ve Kredi Bankasi AS†(1)	53,086	99,154

		2,555,451

UNITED KINGDOM — 17.9%
3i Group PLC(1)	10,941	35,912
Admiral Group PLC(1)	3,112	58,665
Aggreko PLC(1)	35,147	960,962
AMEC PLC(1)	7,838	116,091
Anglo American PLC(1)	33,262	1,218,900
Antofagasta PLC(1)	158	2,931
ARM Holdings PLC(1)	71,368	668,545
AstraZeneca PLC(1)	35,974	1,717,783
Aviva PLC(1)	41,658	226,121
BAE Systems PLC(1)	55,364	244,551
Balfour Beatty PLC(1)	25,195	101,558
Barclays PLC(1)	96,931	299,685
BG Group PLC(1)	81,494	1,766,045
BHP Billiton PLC(1)	24,282	764,365
BP PLC(1)	355,782	2,622,480
British American Tobacco PLC(1)	53,340	2,440,961
British Land Co. PLC(1)	23,149	189,369
British Sky Broadcasting Group PLC(1)	57,765	648,504
BT Group PLC(1)	204,085	616,337
Bunzl PLC(1)	6,093	78,509
Burberry Group PLC(1)	7,286	155,926
Cairn Energy PLC(1)	260	1,225
Capita Group PLC(1)	4,409	51,342
Capital Shopping Centres Group PLC(1)	12,603	66,524
Carnival PLC(1)	5,363	194,279
Centrica PLC(1)	55,442	262,584
Cobham PLC(1)	17,906	51,667
Compass Group PLC(1)	51,969	471,691
Diageo PLC(1)	73,948	1,531,719
FirstGroup PLC(1)	14,827	79,173
Fresnillo PLC(1)	908	24,662
GlaxoSmithKline PLC(1)	135,843	3,044,857
Hammerson PLC(1)	18,529	120,470
Home Retail Group PLC(1)	14,476	23,223
HSBC Holdings PLC(1)	341,032	2,975,998
ICAP PLC(1)	821	5,297
Imperial Tobacco Group PLC(1)	21,982	801,095
Intercontinental Hotels Group PLC(1)	8,524	157,252
International Power PLC	7,089	38,436
Invensys PLC(1)	12,384	44,572
Investec PLC(1)	3,744	22,631
J Sainsbury PLC(1)	26,876	128,206
Johnson Matthey PLC(1)	3,500	105,172
Kingfisher PLC(1)	20,793	85,991
Land Securities Group PLC(1)	21,363	234,209
Legal & General Group PLC(1)	100,986	177,887
Lloyds Banking Group PLC†(1)	132,460	68,232
Man Group PLC, Class B(1)	42,579	101,513
Marks & Spencer Group PLC(1)	30,231	155,343
National Grid PLC(1)	58,327	577,718
Next PLC(1)	4,413	180,247
Old Mutual PLC(1)	106,874	187,515
Pearson PLC(1)	22,892	421,443
Prudential PLC(1)	40,135	415,181
Reckitt Benckiser Group PLC(1)	16,914	867,573
Reed Elsevier PLC(1)	32,805	280,813
Rexam PLC(1)	12,097	66,878
Rio Tinto PLC(1)	32,737	1,770,202
Rolls-Royce Holdings PLC(Entitlement C Shares)	2,065,239	3,321
Rolls-Royce Holdings PLC(1)	29,931	336,293
Royal Bank of Scotland Group PLC†(1)	229,102	87,407
Royal Dutch Shell PLC, Class A(1)	100,848	3,561,897
Royal Dutch Shell PLC, Class B(1)	63,507	2,279,096
RSA Insurance Group PLC(1)	68,185	121,603
SABMiller PLC(1)	40,936	1,485,418
Sage Group PLC(1)	42,804	190,955
Schroders PLC(1)	1,774	40,634
Segro PLC(1)	19,601	76,590
Severn Trent PLC(1)	8,323	202,426
Smith & Nephew PLC(1)	68,594	625,818
Smiths Group PLC(1)	7,030	107,389
SSE PLC(1)	24,881	534,722
Standard Chartered PLC(1)	50,685	1,180,769
Standard Life PLC(1)	34,480	118,733
Tesco PLC(1)	161,318	1,039,681
Tullow Oil PLC(1)	445	9,989
Unilever PLC(1)	29,753	993,181
United Utilities Group PLC(1)	3,984	38,756

Vodafone Group PLC(1)	1,268,344	3,517,477
Whitbread PLC(1)	4,899	129,987
WM Morrison Supermarkets PLC(1)	308	1,490
Xstrata PLC(1)	35,089	584,565

		47,995,217

UNITED STATES — 0.4%
Synthes, Inc.*(1)	6,362	1,064,496

TOTAL COMMON STOCK (cost $229,493,721)		226,623,793

Preferred Stock — 0.4%

GERMANY — 0.4%
Henkel AG & Co. KGaA(1)	4,064	241,151
Porsche Automobil Holding SE(1)	3,241	189,122
RWE AG(1)	681	25,456
Volkswagen AG(1)	2,771	484,753

		940,482

SOUTH KOREA — 0.0%
Samsung Electronics Co., Ltd.(1)	81	46,298

TOTAL PREFERRED STOCK (cost $969,002)		986,780

Rights† — 0.0%

SOUTH KOREA — 0.0%
Samsung Securities, Inc. Expires 11/24/11 (cost $0)	37	387

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $230,462,723)		227,610,960

Repurchase Agreement — 13.8%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 10/31/11 to be repurchased 11/01/11 in the amount of $36,940,010 and collateralized by $36,585,000 of United States Treasury Notes, bearing interest at 1.38%, due 11/15/30 and having an approximate value of $37,682,550 (cost $36,940,000)	$36,940,000	36,940,000

TOTAL INVESTMENTS — (cost $267,402,723) (2)	98.8%	264,550,960
Other assets less liabilities	1.2	3,340,488

NET ASSETS —	100.0%	$267,891,448

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $1,064,496 representing 0.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $221,037,315 representing 82.4% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

(3)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(4)	Illiquid security. At October 31, 2011, the aggregate value of these securities was $0 representing 0.0% of net assets.

ADR — American Depository Receipt

GDR — Global Depository Receipt

OTC — Over the Counter

PPS — Price Protected Shares

SDR — Swedish Depository Receipt

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of October 31, 2011	Unrealized Appreciation (Depreciation)
23	Long	Hang Seng China Enterprise Index(a)	November 2011	$2,780,929	$2,930,167	$149,238
20	Long	Iberia Index 35	November 2011	2,555,362	2,468,238	(87,124)
176	Long	Dow Jones Euro Stoxx 50 Future	December 2011	5,094,354	5,862,177	767,823
23	Long	Financial Times Stock Exch. 100 Index(a)	December 2011	1,963,288	2,056,129	92,841
23	Long	Financial Times Stock Exch. MIB Index	December 2011	2,699,678	2,558,733	(140,945)
38	Long	SPI 200 Australian Index	December 2011	4,074,060	4,317,854	243,794
98	Long	Toyko Price Index(a)	December 2011	9,470,959	9,539,209	68,250

						$1,093,877

(a) These foreign equity index futures contracts were valued using fair value procedures at October 31, 2011. The aggregate appreciation (depreciation) of these futures contracts was $310,329 representing 0.1% of net assets. Foreign equity index futures contracts are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity index futures contracts.

Open Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Bank of America N.A.	USD	241,132	GBP	154,221	11/17/2011	$6,803	$—

Deutsche Bank AG London	EUR	7,867,437	USD	10,767,256	11/17/2011	—	(117,264)
	GBP	954,763	USD	1,492,724	11/17/2011	—	(42,211)
	USD	13,947,292	EUR	10,135,627	11/17/2011	75,246	—

						75,246	(159,475)

Goldman Sachs International	USD	1,210,785	EUR	885,115	11/17/2011	13,764	—

JPMorgan Chase Bank N.A	USD	2,580,249	EUR	1,886,271	11/17/2011	29,388	—

Mellon Bank N.A.	USD	13,259,670	AUD	12,925,645	11/17/2011	337,801	—
	USD	1,190,429	EUR	870,178	11/17/2011	13,453	—

						351,254	—

Northern Trust Company	USD	182,486	EUR	133,396	11/17/2011	2,066	—

Royal Bank Of Scotland PLC	JPY	400,051,120	USD	5,246,882	11/17/2011	128,445	—
	USD	9,563,544	JPY	733,748,579	11/17/2011	—	(175,630)

						128,445	(175,630)

State Street Bank & Trust Company	USD	6,811,634	GBP	4,356,490	11/17/2011	192,124	—

UBS AG	CHF	1,675,317	USD	1,855,628	11/17/2011	—	(53,325)
	EUR	1,425,605	USD	1,950,128	11/17/2011	—	(22,182)
	GBP	2,602,740	USD	4,156,115	11/17/2011	—	(28,209)
	USD	10,670,761	EUR	7,657,415	11/17/2011	—	(76,804)
	USD	2,308,482	GBP	1,476,482	11/17/2011	65,199	—

						65,199	(180,520)

Net Unrealized Appreciation/(Depreciation)						864,289	$(515,625)

AUD— Australian Dollar

CHF— Swiss Fran

EUR — Euro Dollar

GBP — British Pound

HKD— Hong Kong Dollar

JPY —Japanese Yen

USD—United States Dollar

Industry Allocation*

Repurchase Agreements	13.8%
Medical-Drugs	6.7
Oil Companies-Integrated	5.6
Banks-Commercial	4.5
Food-Misc.	3.8
Auto-Cars/Light Trucks	3.4
Diversified Minerals	2.7
Diversified Banking Institutions	2.5
Chemicals-Diversified	2.2
Telephone-Integrated	2.0
Gold Mining	1.9
Brewery	1.8
Cellular Telecom	1.7
Telecom Services	1.6
Tobacco	1.5
Diversified Manufacturing Operations	1.4
Electric-Integrated	1.4
Electronic Components-Misc.	1.4
Food-Retail	1.4
Insurance-Multi-line	1.3
Metal-Diversified	1.1
Agricultural Chemicals	1.0
Import/Export	1.0
Retail-Jewelry	0.9
Medical Products	0.9
Electronic Components-Semiconductors	0.9
Steel-Producers	0.8
Engineering/R&D Services	0.8
Retail-Apparel/Shoe	0.8
Enterprise Software/Service	0.8
Auto/Truck Parts & Equipment-Original	0.8
Machinery-Construction & Mining	0.8
Beverages-Wine/Spirits	0.7
Machinery-General Industrial	0.7
Electric Products-Misc.	0.7
Real Estate Operations & Development	0.7
Real Estate Investment Trusts	0.6
Diversified Operations	0.6
Wireless Equipment	0.6
Audio/Video Products	0.6
Oil-Field Services	0.6
Insurance-Property/Casualty	0.6
Transport-Rail	0.5
Advertising Agencies	0.5
Office Automation & Equipment	0.5
Industrial Gases	0.5
Gas-Distribution	0.5
Commercial Services	0.5
Cosmetics & Toiletries	0.4
Industrial Automated/Robotic	0.4
Soap & Cleaning Preparation	0.4
Insurance-Life/Health	0.4
Oil Companies-Exploration & Production	0.4
Rubber-Tires	0.4
Real Estate Management/Services	0.4
Semiconductor Equipment	0.4
Transport-Marine	0.4
Building & Construction-Misc.	0.3
Oil Refining & Marketing	0.3
Insurance-Reinsurance	0.3
Building-Heavy Construction	0.3
Building Products-Cement	0.3
Photo Equipment & Supplies	0.3
Paper & Related Products	0.3
Computers-Integrated Systems	0.3
Power Converter/Supply Equipment	0.3
Retail-Misc./Diversified	0.3
Retail-Major Department Stores	0.3
Machinery-Electrical	0.3
Hotels/Motels	0.3
Electronic Measurement Instruments	0.2
Transport-Services	0.2
Dialysis Centers	0.2
Investment Companies	0.2
Cable/Satellite TV	0.2
Aerospace/Defense	0.2
Toys	0.2
Building & Construction Products-Misc.	0.2
Medical Instruments	0.2
Building-Residential/Commercial	0.2
Metal Processors & Fabrication	0.2
Multimedia	0.2
Publishing-Books	0.2
Food-Catering	0.2
Finance-Investment Banker/Broker	0.2
Apparel Manufacturers	0.2
Investment Management/Advisor Services	0.2
Textile-Products	0.2
Machinery-Farming	0.2
Non-Ferrous Metals	0.2
Diversified Financial Services	0.2
Seismic Data Collection	0.1
Athletic Footwear	0.1
Transport-Truck	0.1
Building Products-Air & Heating	0.1
Water	0.1
Steel Pipe & Tube	0.1
Machine Tools & Related Products	0.1
Airlines	0.1
Casino Hotels	0.1
Optical Supplies	0.1
Mining	0.1
Medical-Biomedical/Gene	0.1
Bicycle Manufacturing	0.1
Metal-Aluminum	0.1
Diversified Operations/Commercial Services	0.1
Finance-Other Services	0.1
Retail-Consumer Electronics	0.1
Building Products-Doors & Windows	0.1
Food-Meat Products	0.1
Publishing-Periodicals	0.1
Commercial Services-Finance	0.1
Printing-Commercial	0.1
Retail-Convenience Store	0.1
Cruise Lines	0.1
Agricultural Operations	0.1
Web Portals/ISP	0.1
Applications Software	0.1
Food-Dairy Products	0.1
Metal-Iron	0.1
Retail-Hypermarkets	0.1
Transport-Air Freight	0.1
Security Services	0.1
Containers-Paper/Plastic	0.1
Circuit Boards	0.1
Retail-Automobile	0.1
Resorts/Theme Parks	0.1
Petrochemicals	0.1
Computers-Memory Devices	0.1
Telecommunication Equipment	0.1
Retail-Restaurants	0.1
Filtration/Separation Products	0.1
Metal-Copper	0.1
Internet Security	0.1
Precious Metals	0.1
Broadcast Services/Program	0.1

98.8%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
France	$—	$16,926,223	#	$—	$16,926,223
Germany	—	22,227,403	#	—	22,227,403
Japan	—	53,541,109	#	—	53,541,109
Switzerland	170,472	22,290,158	#	—	22,460,630
United Kingdom	3,321	47,991,896	#	—	47,995,217
Other Countries*	6,398,899	57,073,746	#	566	63,473,211
Preferred Stock	—	986,780	#	—	986,780
Rights	387	-		—	387
Repurchase Agreement	—	36,940,000		—	36,940,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	1,011,617	310,329	##	—	1,321,946
Open Forward Foreign Currency Contracts-Appreciation	—	864,289		—	864,289

Total	$7,584,696	$259,151,933		$566	$266,737,195

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts-Depreciation	228,069	—		—	228,069
Open Forward Foreign Currency Contracts-Depreciation	—	515,625		—	515,625

Total	$228,069	$515,625		$—	$743,694

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $221,037,315 representing 82.4% of net assets. (See Note 1).

##	Includes foreign equity index futures contracts whose values were adjusted for fair value pricing procedures for foreign equity index futures contracts; therefore these securities were classified as Level 2 instead of Level 1. The aggregate unrealized appreciation (depreciation) of these foreign equity index futures was $310,329 representing 0.1% of net assets. (See Note 1).

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of 1/31/2011	$545,235
Accrued discounts	—
Accrued premiums	—
Realized gain	—
Realized loss	(294,770)
Change in unrealized appreciation(1)	288,491
Change in unrealized depreciation(1)	(1,827)
Net purchases	15,555
Net sales	(552,118)
Transfers into Level 3(2)	—
Transfers out of Level 3(2)	—

Balance as of 10/31/2011	$566

(1)	The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at October 31, 2011 includes:

Common Stock
$(1,827)

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

EMERGING MARKETS PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 85.0%	Shares/ Principal Amount	Value (Note 1)

BERMUDA — 2.2%
C C Land Holdings, Ltd.(1)	6,413,000	$1,500,691
China Power New Energy Development Co., Ltd.†(1)	6,166,000	253,827
China WindPower Group, Ltd.†(1)	31,100,000	1,430,641
Skyworth Digital Holdings, Ltd.(1)	4,788,000	2,471,582

		5,656,741

BRAZIL — 12.2%
BR Malls Participacoes SA	471,198	5,091,140
Cia Hering	73,200	1,635,099
Embraer SA ADR	64,578	1,796,560
OGX Petroleo e Gas Participacoes SA†	584,941	4,838,024
PDG Realty SA Empreendimentose Participacoes	1,327,760	5,854,410
Petroleo Brasileiro SA ADR	110,047	2,972,369
Rossi Residencial SA	597,994	3,779,151
Vale SA ADR	193,105	4,906,798

		30,873,551

BRITISH VIRGIN ISLANDS — 0.8%
Hollysys Automation Technologies, Ltd.†	226,898	1,974,013

CANADA — 0.9%
Pacific Rubiales Energy Corp	99,500	2,319,920

CAYMAN ISLANDS — 5.9%
China Shanshui Cement Group, Ltd.(1)	1,875,000	1,405,761
Eurasia Drilling Co, Ltd. GDR(1)	75,257	1,767,897
Home Inns & Hotels Management, Inc. ADR†	72,700	2,483,432
Lonking Holdings, Ltd.(1)	4,292,000	1,658,510
PCD Stores Group, Ltd.(1)	9,152,000	1,367,807
Perfect World Co., Ltd. ADR†	158,107	2,056,972
SouFun Holdings, Ltd. ADR	57,412	732,577
Tencent Holdings, Ltd.(1)	148,500	3,384,672

		14,857,628

CHILE — 0.6%
ENTEL Chile SA(1)	82,484	1,623,145

CHINA — 12.5%
Agricultural Bank of China, Ltd.(1)	7,717,000	3,390,136
BBMG Corp.(1)	2,006,500	1,709,939
China Construction Bank Corp.(1)	13,197,000	9,592,660
China National Building Material Co., Ltd.(1)	2,268,000	2,907,100
China National Materials Co., Ltd.(1)	5,492,000	2,701,958
Guangzhou R&F Properties Co., Ltd.(1).	2,002,800	1,912,844
Harbin Electric Co., Ltd.(1)	1,418,000	1,428,345
Industrial & Commercial Bank of China(1)	13,243,000	8,114,322

		31,757,304

HONG KONG — 3.0%
China Overseas Land & Investment, Ltd.(1)	710,000	1,289,196
CNOOC, Ltd.(1)	2,451,000	4,632,583
Lenovo Group, Ltd.(1)	2,478,000	1,666,909

		7,588,688

INDIA — 3.4%
Apollo Tyres, Ltd.(1)	1,389,985	1,635,261
Bharti Airtel, Ltd.(1)	188,463	1,508,186
LIC Housing Finance, Ltd.(1)	636,533	3,023,199
Sterlite Industries India, Ltd.(1)	429,916	1,104,624
Sterlite Industries India, Ltd. ADR	130,432	1,346,058

		8,617,328

INDONESIA — 0.8%
Bank Rakyat Indonesia Persero Tbk PT(1)	2,622,500	1,959,104

MALAYSIA — 1.2%
Genting Bhd(1)	877,500	3,058,064

PHILIPPINES — 0.7%
Cebu Air, Inc.(1)	939,870	1,672,407

RUSSIA — 11.3%
Gazprom OAO	696,588	8,087,387
Gazprom OAO ADR(1)	47,549	550,957
LSR Group OJSC GDR (New York)	199,270	954,503
LSR Group OJSC GDR(1) (London)	23,708	112,765
LUKOIL OAO ADR(1)	115,673	6,695,303
Sberbank of Russia ADR†(1)	756,933	8,148,890
Synergy Co.†	90,711	2,063,675
Uralkali OJSC	222,695	2,018,541

		28,632,021

SOUTH AFRICA — 3.9%
African Bank Investments, Ltd.(1)	514,223	2,215,469
Gold Fields, Ltd.(1)	106,885	1,855,713
Lewis Group, Ltd.(1)	116,980	1,101,575
Sasol, Ltd.(1)	102,602	4,634,767

		9,807,524

SOUTH KOREA — 15.2%
BHI Co., Ltd.(1)	63,827	857,826
Daelim Industrial Co., Ltd.(1)	27,823	2,413,409
Hyundai Department Store Co., Ltd.(1)	8,269	1,183,163
Hyundai Mobis(1)	11,058	3,190,627
Industrial Bank of Korea(1)	251,940	3,286,400
KB Financial Group, Inc.(1)	119,961	4,689,313
KEPCO Engineering & Construction Co., Inc.(1)	25,441	1,471,011
KEPCO Plant Service & Engineering Co., Ltd.(1)	40,830	1,122,440
Kia Motors Corp.(1)	36,928	2,386,546
OCI Co., Ltd.(1)	6,086	1,250,951
Samsung Electronics Co., Ltd.(1)	14,948	12,966,448
Samsung Heavy Industries Co., Ltd.(1)	61,850	1,902,455
Shinhan Financial Group Co., Ltd.(1)	48,434	1,899,630

		38,620,219

TAIWAN — 5.6%
Asia Cement Corp.(1)	1,245,000	1,498,902
Formosa Chemicals & Fibre Corp.(1)	359,000	1,031,058
Hon Hai Precision Industry Co., Ltd.(1) .	1,190,344	3,276,137
HTC Corp.(1)	52,000	1,156,299

Taiwan Semiconductor Manufacturing Co., Ltd.(1)	517,722	1,262,633
Tripod Technology Corp.(1)	578,680	1,515,098
Unimicron Technology Corp.(1)	1,674,000	2,156,298
Wistron NeWeb Corp.(1)	384,290	897,022
Yuanta Financial Holding Co., Ltd.†(1)	2,467,006	1,407,460

		14,200,907

THAILAND — 1.8%
Kasikornbank PCL NVDR (1)	608,500	2,419,654
Siam Cement PCL NVDR (1)	211,300	2,134,317

		4,553,971

UNITED KINGDOM — 0.4%
New World Resources PLC Series A(1)	129,992	1,086,068

UNITED STATES — 2.6%
AsiaInfo-Linkage, Inc.†	203,170	2,035,763
Freeport-McMoRan Copper & Gold, Inc	49,695	2,000,721
Zhongpin, Inc.†	260,655	2,405,846

		6,442,330

TOTAL COMMON STOCK (cost $244,462,521)		215,300,933

Preferred Stock — 9.2%

BRAZIL — 9.2%
Banco Bradesco SA ADR	491,552	8,946,246
Itau Unibanco Holding SA ADR	352,316	6,736,282
Petroleo Brasileiro SA ADR	155,050	3,921,215
Vale SA ADR	160,800	3,794,880

TOTAL PREFERRED STOCK (cost $24,428,674)		23,398,623

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $268,891,195)		238,699,556

Certificate Deposit — 4.9%

Deutsche Bank AG 0.08% due 11/01/11 (cost $12,482,000)	$12,482,000	12,482,000

TOTAL INVESTMENTS — (cost $281,373,195)(2)	99.1%	251,181,556
Other assets less liabilities	0.9	2,321,155

NET ASSETS —	100.0%	$253,502,711

†	Non-income producing security

(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $153,947,974 representing 60.7% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

ADR   —  American Depository Receipt

GDR   —  Global Depository Receipt

NVDR — Non Voting Depository Receipt

Industry Allocation*
Banks-Commercial	20.8%
Oil Companies-Exploration & Production	7.1
Oil Companies-Integrated	6.2
Electronic Components-Semiconductors	5.1
Repurchase Agreements	4.9
Real Estate Operations & Development	4.0
Diversified Minerals	3.4
Diversified Financial Services	3.1
Chemicals-Diversified	2.3
Real Estate Management/Services	2.0
Building Products-Cement	1.9
Machinery-Construction & Mining	1.8
Metal-Copper	1.7
Building-Residential/Commercial	1.5
Circuit Boards	1.4
Diversified Operations	1.4
Internet Application Software	1.3
Electronic Components-Misc.	1.3
Auto/Truck Parts & Equipment-Original	1.3
Casino Hotels	1.2
Finance-Mortgage Loan/Banker	1.2
Building & Construction Products-Misc.	1.1
Engineering/R&D Services	1.0
Hotels/Motels	1.0
Audio/Video Products	1.0
Building-Heavy Construction	1.0
Food-Misc.	1.0
Auto-Cars/Light Trucks	0.9
Finance-Consumer Loans	0.9
Beverages-Wine/Spirits	0.8
Internet Content-Entertainment	0.8
Wireless Equipment	0.8
Internet Infrastructure Software	0.8
Agricultural Chemicals	0.8
Industrial Automated/Robotic	0.8
Shipbuilding	0.8
Gold Mining	0.7
Aerospace/Defense	0.7
Oil-Field Services	0.7
Airlines	0.7
Computers	0.7
Rubber-Tires	0.7
Textile-Products	0.7
Energy-Alternate Sources	0.6
Cellular Telecom	0.6
Telecom Services	0.6
Power Converter/Supply Equipment	0.6
Retail-Regional Department Stores	0.5
Semiconductor Components-Integrated Circuits	0.5
Retail-Major Department Stores	0.5
Retail-Home Furnishings	0.5
Coal	0.4
Petrochemicals	0.4
Machinery-Thermal Process	0.3
Internet Content-Information/News	0.3

99.1%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Brazil	$30,873,551	$—		$—	$30,873,551
Cayman Islands	5,272,981	9,584,647	#	—	14,857,628
China	—	31,757,304	#	—	31,757,304
Russia	13,124,106	15,507,915	#	—	28,632,021
South Korea	—	38,620,219	#		38,620,219
Taiwan	—	14,200,907	#	—	14,200,907
Other Countries*	12,082,321	44,276,982	#	—	56,359,303
Preferred Stock	23,398,623	—		—	23,398,623
Short-Term Investment Securities:
Certificate Deposit	—	12,482,000		—	12,482,000

Total	$84,751,582	$166,429,974		$—	$251,181,556

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $153,947,974 representing 60.7% of net assets. (See Note 1).

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST

FOREIGN VALUE PORTFOLIO

Portfolio of Investments — October 31, 2011

(unaudited)

Common Stock — 94.3%	Shares/ Principal Amount	Value (Note 1)

AUSTRIA — 0.4%
Telekom Austria AG(1)	228,850	$2,601,869

CANADA — 1.3%
Talisman Energy, Inc.	545,950	7,744,904

CHINA — 1.6%
China Telecom Corp., Ltd.(1)	14,762,000	9,167,963

FRANCE — 10.7%
Alstom SA(1)	85,620	3,182,833
AXA SA(1)	473,514	7,607,518
Cie Generale des Etablissements Michelin, Class B(1)	102,485	7,402,886
Credit Agricole SA(1)	1,062,230	8,142,354
France Telecom SA(1)	574,550	10,336,757
GDF Suez(1)	73,437	2,067,946
Sanofi(1)	123,768	8,859,721
Thales SA(1)	76,500	2,691,293
Total SA(1)	150,690	7,880,105
Vivendi SA(1)	163,960	3,673,153

		61,844,566

GERMANY — 10.1%
Bayer AG(1)	85,750	5,469,123
Celesio AG(1)	232,726	3,677,021
Deutsche Lufthansa AG(1)	415,170	5,643,551
Deutsche Post AG(1)	246,453	3,740,968
E.ON AG(1)	188,178	4,549,480
Merck KGaA(1)	63,100	5,882,241
Muenchener Rueckversicherungs AG(1)	66,320	8,890,503
Rhoen-Klinikum AG(1)	110,282	2,198,266
SAP AG(1)	137,170	8,265,818
Siemens AG(1)	94,950	9,951,643

		58,268,614

HONG KONG — 3.4%
Cheung Kong Holdings, Ltd.(1)	257,000	3,181,352
China Mobile, Ltd.(1)	457,500	4,359,817
Citic Pacific, Ltd.(1)	2,764,400	4,911,130
Hutchison Whampoa, Ltd.(1)	401,000	3,661,245
Swire Pacific, Ltd., Class A(1)	298,500	3,456,825

		19,570,369

IRELAND — 2.0%
CRH PLC(1)	405,905	7,304,186
Elan Corp. PLC ADR†	366,370	4,392,776

		11,696,962

ITALY — 4.8%
ENI SpA(1)	409,535	9,018,215
Intesa Sanpaolo SpA(1)	2,923,354	5,157,885
Telecom Italia SpA RSP(1)	7,624,187	8,025,715
UniCredit SpA(1)	4,740,171	5,526,579

		27,728,394

JAPAN — 8.4%
FUJIFILM Holdings Corp.(1)	92,900	2,278,123
ITOCHU Corp.(1)	731,900	7,218,368
Koito Manufacturing Co., Ltd.(1)	150,000	2,264,964
Konica Minolta Holdings, Inc.(1)	573,000	4,173,885
Mazda Motor Corp.†(1)	2,190,000	4,630,839
Nintendo Co., Ltd.(1)	16,900	2,556,041
Nissan Motor Co., Ltd.(1)	314,900	2,901,131
NKSJ Holdings, Inc.(1)	169,700	3,411,667
Ricoh Co., Ltd.(1)	372,000	3,051,603
Sony Corp.(1)	114,300	2,403,458
Toyota Motor Corp.(1)	189,500	6,336,061
Trend Micro, Inc.(1)	210,700	7,539,955

		48,766,095

NETHERLANDS — 8.1%
Akzo Nobel NV(1)	169,010	8,887,390
ING Groep NV†(1)	1,108,900	9,575,253
Koninklijke Philips Electronics NV(1)	390,399	8,085,415
LyondellBasell Industries NV, Class A	166,340	5,465,932
Randstad Holding NV(1)	64,626	2,285,125
Reed Elsevier NV(1)	424,803	5,216,115
SBM Offshore NV(1)	104,750	2,302,706
Unilever NV(1)	144,687	4,975,393

		46,793,329

NORWAY — 3.1%
Statoil ASA(1)	330,920	8,416,995
Telenor ASA(1)	524,000	9,330,020

		17,747,015

RUSSIA — 0.9%
Gazprom OAO ADR (OTC US)	335,800	3,898,638
Gazprom OAO ADR (London)(1)	136,400	1,580,486

		5,479,124

SINGAPORE — 2.9%
DBS Group Holdings, Ltd.(1)	1,072,950	10,467,032
Singapore Telecommunications, Ltd.(1)	2,426,000	6,170,528

		16,637,560

SOUTH KOREA — 5.0%
KB Financial Group, Inc. ADR	248,606	9,708,064
POSCO(1)	18,836	6,532,240
Samsung Electronics Co., Ltd. GDR (OTC US)†*(3)	29,013	12,484,294

		28,724,598

SPAIN — 4.3%
Banco Santander SA(1)	383,928	3,283,278
Gamesa Corp. Tecnologica SA(1)	308,395	1,486,167
Iberdrola SA(1)	851,345	6,175,975
International Consolidated Airlines Group SA†(1)	1,626,400	4,333,057
Telefonica SA(1)	458,746	9,787,325

		25,065,802

SWEDEN — 1.3%
Telefonaktiebolaget LM Ericsson, Class B(1)	744,984	7,755,168

SWITZERLAND — 7.7%
Adecco SA†(1)	49,870	2,385,063
Credit Suisse Group AG†(1)	280,950	8,098,685
Lonza Group AG†(1)	63,616	4,220,661
Nestle SA(1)	33,880	1,960,626
Novartis AG(1)	86,270	4,873,618

Roche Holding AG(1)	43,730	7,189,378
Swiss Re AG(1)	195,985	10,719,627
UBS AG†(1)	429,026	5,412,307

		44,859,965

TAIWAN — 2.1%
Compal Electronics, Inc. GDR†*(3)	1,330,690	6,182,386
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	473,385	5,974,119

		12,156,505

UNITED KINGDOM — 16.2%
Aviva PLC(1)	1,360,570	7,385,221
BAE Systems PLC(1)	738,961	3,264,096
BP PLC(1)	1,030,322	7,594,534
G4S PLC(1)	780,400	3,057,530
GlaxoSmithKline PLC(1)	435,897	9,770,428
Hays PLC(1)	2,546,370	3,218,946
HSBC Holdings PLC ADR	164,470	7,180,760
Kingfisher PLC(1)	1,061,470	4,389,802
Marks & Spencer Group PLC(1)	1,368,170	7,030,374
Premier Foods PLC†(1)	5,517,844	348,791
Rentokil Initial PLC†(1)	900,344	1,035,925
Rexam PLC(1)	1,130,937	6,252,334
Rolls Royce Holdings PLC(Entitlement C Shares)	19,511,820	31,373
Rolls-Royce Holdings PLC†(1)(3)	282,780	3,177,203
Royal Dutch Shell PLC ADR	140,618	10,096,372
Tesco PLC(1)	796,900	5,135,952
Vodafone Group PLC(1)	4,207,268	11,667,944
WM Morrison Supermarkets PLC(1)	620,660	3,003,438

		93,641,023

TOTAL COMMON STOCK (cost $562,189,220)		546,249,825

Preferred Stock — 2.0%

BRAZIL — 2.0%
Petroleo Brasileiro SA ADR	325,530	8,232,654
Vale SA ADR	139,750	3,298,100

TOTAL PREFERRED STOCK (cost $9,354,369)		11,530,754

Rights — 0.0%

SPAIN — 0.0%
Banco Santander SA† Expires 11/08/11(cost $67,048)	383,928	66,405

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $571,610,637)		557,846,984

Repurchase Agreement — 3.3%

Agreement with State Street Bank and Trust Co., bearing interest at 0.01%, dated 10/31/11, to be repurchased 11/01/11 in the amount of $19,153,005 and collateralized by $19,500,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.90% due 09/12/14 and having an approximate value of $19,539,293 (cost $19,153,000)	$19,153,000	19,153,000

TOTAL INVESTMENTS (cost $590,763,637)(2)	99.6%	576,999,984
Other assets less liabilities	0.4	2,422,052

NET ASSETS	100.0%	$579,422,036

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2011, the aggregate value of these securities was $18,666,680 representing 3.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $473,090,207 representing 81.6% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 1 regarding fair value pricing for foreign equity securities.

(2)	See Note 4 for cost of investments on a tax basis.

(3)	Illiquid security. At October 31, 2011, the aggregate value of these securities was $21,843,883 representing 3.8% of net assets.

ADR — American Depository Receipt

GDR — Global Depository Receipt

OTC — Over the Counter

RSP — Risparmio Savings Shares

Industry Allocation*
Oil Companies-Integrated	8.9%
Medical-Drugs	7.0
Diversified Banking Institutions	5.8
Telephone-Integrated	5.3
Telecom Services	4.9
Chemicals-Diversified	3.4
Insurance-Reinsurance	3.4
Repurchase Agreements	3.3
Banks-Commercial	3.3
Insurance-Multi-line	3.0
Cellular Telecom	2.8
Auto-Cars/Light Trucks	2.4
Electric-Integrated	2.3
Oil Companies-Exploration & Production	2.2
Electronic Components-Semiconductors	2.2
Airlines	1.7
Diversified Manufacturing Operations	1.7
Diversified Financial Services	1.7
Aerospace/Defense	1.6
Enterprise Software/Service	1.4
Food-Retail	1.4
Electronic Components-Misc.	1.4
Human Resources	1.4
Wireless Equipment	1.3
Internet Security	1.3
Rubber-Tires	1.3
Insurance-Life/Health	1.3
Building Products-Cement	1.3
Import/Export	1.3
Diversified Operations	1.2
Retail-Major Department Stores	1.2
Food-Misc.	1.2
Steel-Producers	1.1
Photo Equipment & Supplies	1.1
Containers-Metal/Glass	1.1
Computers	1.1
Semiconductor Components-Integrated Circuits	1.0
Publishing-Books	0.9
Steel-Specialty	0.8
Retail-Building Products	0.8
Chemicals-Specialty	0.7
Transport-Services	0.7
Medical-Wholesale Drug Distribution	0.6
Insurance-Property/Casualty	0.6
Diversified Minerals	0.6
Real Estate Operations & Development	0.6
Machinery-General Industrial	0.5
Security Services	0.5
Office Automation & Equipment	0.5
Toys	0.4
Audio/Video Products	0.4
Oil-Field Services	0.4
Auto/Truck Parts & Equipment-Original	0.4
Medical-Hospitals	0.4
Power Converter/Supply Equipment	0.2
Diversified Operations/Commercial Services	0.2
Food-Wholesale/Distribution	0.1

99.6%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Portfolio’s net assets as of October 31, 2011 (see Note 1):

	Level 1-Unadjusted Quoted Prices	Level 2-Other Observable Inputs		Level 3-Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
France	$—	$61,844,566	#	$—	$61,844,566
Germany	—	58,268,614	#	—	58,268,614
Japan	—	48,766,095	#	—	48,766,095
Netherlands	5,465,932	41,327,397	#	—	46,793,329
South Korea	22,192,358	6,532,240	#	—	28,724,598
Switzerland	—	44,859,965	#	—	44,859,965
United Kingdom	17,308,505	76,332,518	#	—	93,641,023
Other Countries*	28,192,823	135,158,812	#	—	163,351,635
Preferred Stock	11,530,754	—		—	11,530,754
Rights	66,405	—		—	66,405
Repurchase Agreement	—	19,153,000		—	19,153,000

Total	$84,756,777	$492,243,207		$—	$576,999,984

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

#	Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $473,090,207 representing 81.6% of net assets. (See Note 1).

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS — October 31, 2011 — (unaudited)

Note 1. Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be the normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (“the Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost of the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade. Options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Portfolios’ investments are summarized into three levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees, etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Portfolios’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Portfolios’ net assets as of October 31, 2011, are reported on a schedule following the Portfolio of Investments.

Derivative Instruments:

The following tables present the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of October 31, 2011, please refer to the Portfolio of Investments.

	Global Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Interest rate contracts
Futures contracts (variation margin)(2)(3)	$663,510	$—
Unrealized appreciation/(depreciation) on interest rate swaps(4)	1,734,020	539,566

Credit contracts
Unrealized appreciation/(depreciation) on credit default swaps(5)	207,083	154,686

Foreign exchange contracts(6)	953,675	2,156,335

	$3,558,288	$2,850,587

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average value outstanding for interest rate futures contracts was $227,480,522

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $244,560 as reported in the Portfolio of Investments.

(4)	The average notional amount outstanding for interest rate swap contracts was $447,300,806

(5)	The average notional amount outstanding for credit default swap contracts was $29,683,748

(6)	The average notional amount outstanding for forward foreign currency contracts was $203,707,842

	Total Return Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Interest rate contracts
Futures contracts (variation margin)(2)(7)	$—	$395,280
Put options purchased at value(3)	4,299	—
Put and call options written at value(8)	54,628	—
Unrealized appreciation/(depreciation) on interest rate swaps(4)	1,767,062	—

Credit contracts
Unrealized appreciation/(depreciation) on credit default swaps(5)	164,050	34,322

Foreign exchange contracts(6)	3,591,886	6,443,813

	$5,581,925	$6,873,415

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average value outstanding for interest rate futures contracts was $533,477,695

(3)	The average notional amount outstanding for purchased options contracts on interest rate swap contracts was $8,800,000

(4)	The average notional amount outstanding for interest rate swap contracts was $25,841,247

(5)	The average notional amount outstanding for credit default swap contracts was $7,377,778

(6)	The average notional amount outstanding for forward foreign currency contracts was $232,739,695

(7)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $857,076 as reported in the Portfolio of Investments.

(8)	The average notional amount outstanding for written options contracts on interest rate swap contracts was $68,355,556

	Balanced Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(4)	$—	$37,326

Interest rate contracts
Futures contracts (variation margin)(3)(4)	1,839	—

	$1,839	$37,326

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average value outstanding for equity futures contracts was $482,706

(3)	The average value outstanding for interest rate futures contracts was $7,951,953

(4)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $8,339 as reported in the Portfolio of Investments.

	Telecom Utility Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Foreign exchange contracts(2)	$56,876	$147,470

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for forward foreign currency contracts was $9,039,828

	Equity Index Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts Futures contracts (variation margin)(2)(3)	$—	$7,900

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average value outstanding for equity futures contracts was $320,767

(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $24,241 as reported in the Portfolio of Investments.

	International Growth and Income Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Foreign exchange contracts(2)	$4,238,101	$2,497,766

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average notional amount outstanding for forward foreign currency contracts was $238,554,918

	International Diversified Equities Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(4)	$667,348	$—

Foreign exchange contracts(3)	864,289	515,625

	$1,531,637	$515,625

(1)	The Portfolio’s derivative contracts held during the period ended October 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average value outstanding for equity futures contracts was $46,215,264

(3)	The average notional amount outstanding for forward foreign currency contracts was $69,800,060

(4)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $1,093,877 as reported in the Portfolio of Investments.

Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts (“forward contracts”) for various purposes, including to facilitate settlement of foreign currency denominated portfolio transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates to hedge portfolio exposure to benchmark currency allocations, to manage and/or gain exposure to certain foreign currencies or to enhance return. During the nine months ended October 31, 2011, the Global Bond, Total Return Bond, Telecom Utility, International Growth and Income, and International Diversified Equities Portfolios used forward currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. In addition, the Total Return Bond Portfolio also used forward currency contracts to enhance return. Forward contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2011, the following Portfolios had open forward contracts: Global Bond Portfolio, Total Return Bond Portfolio, Telecom Utility Portfolio, International Growth and Income Portfolio and International Diversified Equities Portfolio.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Portfolios of entering into forward contracts include credit risk and market risk. Credit risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will generally consist of the net amount of contractual payments that the Portfolio has not yet received though the Portfolio’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Futures Contracts. Certain of the Portfolios may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, to manage duration and yield curve positioning, or to enhance income or total return. During the nine months ended October 31, 2011, the Global Bond Portfolio used futures contracts to increase or decrease exposure to equity and bond markets. The Total Return Bond Portfolio used futures contracts to increase or decrease exposure to bond markets, to manage duration and yield curve positioning, and hedge against changes in interest rates. The Equity Index and International Diversified Equities Portfolios used futures contracts to increase or decrease exposure to equity markets. The Balanced Portfolio used futures contracts to increase or decrease exposure to equity and bond markets and to hedge against changes in interest rates, and prices of bonds. Futures contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2011, the following Portfolios had open futures contracts: Global Bond Portfolio, Total Return Bond Portfolio, Balanced Portfolio, Equity Index Portfolio and International Diversified Equities Portfolio.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts may be conducted through regulated exchanges that minimize counter-party credit risks or they may be unlisted, or traded over-the-counter.

The primary risk to the Portfolios of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies).

Options. Certain Portfolios may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income. During the nine months ended October 31, 2011, the Total Return Bond Portfolio used option contracts to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased or to generate income. Option contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2011, the Total Return Bond Portfolio had open option contracts.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Portfolio writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Portfolio purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (“OTC”) market.

Risks to the Portfolios of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Swap Contracts: Certain Portfolios may enter into credit default, interest rate, equity and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Any change, in market value is recorded as an unrealized gain or loss. In connection with these contracts, securities or cash may be identified as collateral in accordance with the terms of the respective swap contract to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The Portfolios amortize upfront payments and receipts on the swap contracts on a daily basis. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments made or received by the Portfolios are included as part of realized gain (loss).

Credit Default Swap Agreements: Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, a substitute for physical securities or speculation. During the nine months ended October 31, 2011, the Global Bond and Total Return Bond Portfolios used credit default swaps to manage credit risk (i.e., hedging). In additions, the Total Return Bond Portfolio also used credit default swaps as a substitute for physical securities. Credit default swaps are reported on a schedule following the Portfolio of Investments. As of October 31, 2011, Global Bond Portfolio and the Total Return Bond Portfolio had open credit default swaps.

Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

As a buyer of protection on credit default swaps, a Portfolio will make periodic payments, similar to an insurance premium, the seller of protection agrees to compensate the Portfolio for future potential losses as a result of a credit event on the reference bond or other asset. The Portfolio effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection.

If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps on corporate issues or sovereign issues of an emerging country are bilateral contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where a Portfolio owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swaps on asset-backed securities are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding as of October 31, 2011 for which a Portfolio is the seller of protection, if any, are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.

Equity Swap Agreements: Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk, to gain exposure to a security or market index or to enhance total return. Equity swaps are reported on a schedule following the Portfolio of Investments. As of October 31, 2011, none of the Portfolios had open equity swaps.

Equity swaps, a type of total return swap, are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

The counterparty to an equity swap will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets.

Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the counterparty to an equity swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of payments that the Portfolio is contractually entitled to receive, if any. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

Interest Rate Swap Agreements: Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes,

including managing exposure to fluctuations in interest rates, a substitute for physical securities or for speculation. During the nine months ended October 31, 2011, the Global Bond and Total Return Bond Portfolios used Interest Rate Swap agreements to manage exposure to fluctuations in interest rates. In addition, the Total Return Bond Portfolio also used interest rate swaps as a substitute for physical securities. Interest rate swaps are reported on a schedule following the Portfolio of Investments. As of October 31, 2011, the Global Bond Portfolio and Total Return Bond Portfolio had open interest rate swaps.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Since interest rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest rate positions. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Risks of Entering into Swap Agreements: Risks to the Portfolios of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk or documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, the Portfolio may suffer a loss.

Master Agreements. Certain Portfolios that hold derivative instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative instruments entered into from time to time. The Master Agreement may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Portfolio and applicable counterparty. Collateral requirements are generally determined based on a Portfolio’s net position with each counterparty. The Master Agreements may contain certain provisions that require a Portfolio to post additional collateral upon the occurrence of certain events, such as when a Portfolio’s net assets fall below a specified level. The Master Agreements also typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Portfolio may also occur upon a decline in the Portfolio’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all derivative instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio’s counterparties to elect early termination could cause the Portfolio to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to the Portfolio’s financial statements.

Structured Securities: Certain of the Portfolios may invest in structured securities for various purposes, including managing exposure to fluctuations in currency exchange rates, interest rates, commodity prices, indices or other financial indicators or for speculation. As of October 31, 2011, none of the Portfolio had open structured securities.

Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s entire investment in the structured security. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference (i.e. leveraged structured securities). Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments (i.e. investment grade corporate bonds).

The risks of investing in a particular structured security will depend on the terms of the investment; however, structured securities generally will expose the Portfolio to credit risk, illiquidity risk and market risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contract. Structured securities are typically sold in private placement transactions with no active trading market. Market risk is the risk that there will be an unfavorable change in the Reference. Investments in structured securities may be more volatile than their underlying instruments; however, generally any loss is limited to the amount of the original investment.

Note 2. Repurchase Agreements:

As of October 31, 2011, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Interest	Principal Amount
High Yield Bond	5.17%	$11,543,000
Equity Index	0.12	268,000
“Dogs” of Wall Street	0.87	1,939,000
Blue Chip Growth	1.86	4,152,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank and Trust Co., dated October 31, 2011, bearing interest at a rate of 0.01% per annum, with a principal amount of $223,482,000, a repurchase price of $223,482,062 and a maturity date of November 1, 2011. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bills	0.01%	12/29/2011	$33,725,000	$33,724,460
U.S. Treasury Notes	1.25	03/15/2014	50,000,000	51,232,200
U.S. Treasury Notes	1.25	10/31/2015	49,125,000	50,118,995
U.S. Treasury Notes	1.38	05/15/2013	29,415,000	30,115,518
U.S. Treasury Notes	1.88	02/28/2014	10,485,000	10,891,294
U.S. Treasury Notes	1.88	04/30/2014	50,000,000	51,871,100

Note 3. Transactions with Affiliates: As disclosed in the Portfolio of Investments, certain Portfolios own common stock issued by American International Group, Inc. (“AIG”) or other affiliates of SunAmerica Asset Management Corp. (“Adviser”). During the nine months ended October 31, 2011, the following Portfolios recorded realized gains (losses) and income on security transactions of AIG and other affiliates of the Adviser as follows:

Portfolio	Security	Income	Value at January 31, 2011	Cost of Purchases	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain(Loss)	Value at October 31, 2011
Equity Index	American International Group, Inc.	$—	$8,070	$12,997	$1,435	$(76,828)	$(72,282)	$15,086

Note 4. Federal Income Taxes: The amount of aggregate unrealized gain (loss) and the cost of investment securities for Federal Income tax purposes, including short-term securities and repurchase agreement, were as follows:

	Aggregate Unrealized Gain	Aggregate Unrealized Loss	Net Unrealized Gain/(Loss)	Cost of Investments
Cash Management	$6,400	$(48,584)	$(42,184)	$364,587,441
Corporate Bond	75,854,999	(16,635,444)	59,219,555	904,688,993
Global Bond	25,606,149	(17,455,275)	8,150,874	291,648,136
High-Yield Bond	6,336,119	(25,232,089)	(18,895,970)	291,429,253
Total Return Bond	27,182,966	(15,432,075)	11,750,891	879,994,977
Balanced	8,793,459	(10,013,621)	(1,220,162)	145,917,321
MFS Total Return	84,822,662	(28,973,682)	55,848,980	596,720,732
Telecom Utility	6,424,293	(3,413,610)	3,010,683	39,524,159
Equity Index	4,140,245	(4,046,504)	93,741	16,013,388
Growth-Income	19,570,475	(5,409,266)	14,161,209	217,866,077
Equity Opportunities	13,655,879	(3,134,462)	10,521,417	73,431,829
Davis Venture Value	358,034,750	(62,149,820)	295,884,930	915,475,834
“Dogs” of Wall Street	7,514,764	(2,994,478)	4,520,286	63,858,489
Alliance Growth	44,936,978	(23,838,803)	21,098,175	356,090,404
Capital Growth	13,167,534	(3,114,828)	10,052,706	51,786,511
MFS Massachusetts Investors Trust	44,898,049	(12,733,769)	32,164,280	285,790,476
Fundamental Growth	19,430,252	(3,868,961)	15,561,291	126,488,590
Blue Chip Growth	5,100,924	(1,770,200)	3,330,724	77,595,919
Real Estate	32,176,891	(2,436,303)	29,740,588	277,907,243
Small Company Value	35,081,229	(16,415,075)	18,666,154	201,760,958
Mid-Cap Growth	24,756,351	(11,154,707)	13,601,644	164,315,295
Aggressive Growth	6,466,000	(6,820,927)	(354,927)	68,498,767
Growth Opportunities	16,823,033	(9,341,979)	7,481,054	195,518,432
Marsico Focused Growth	16,043,982	(3,341,407)	12,702,575	100,195,570
Technology	3,615,577	(2,598,668)	1,016,909	35,642,838
Small & Mid Cap Value	44,160,961	(38,467,960)	5,693,001	529,519,874
International Growth and Income	24,932,372	(35,102,760)	(10,170,388)	321,016,861
Global Equities	12,490,992	(8,187,709)	4,303,283	98,987,207
International Diversified Equities	25,309,366	(34,186,624)	(8,877,258)	273,428,218
Emerging Markets	10,377,683	(44,350,577)	(33,972,894)	285,154,450
Foreign Value	62,639,521	(79,125,997)	(16,486,476)	593,486,460

ADDITIONAL INFORMATION

Additional information is available in the Trust’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

Item 2. Controls and Procedures.

a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Act of 1940 (17 CFR 270.30a-3 (c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant of Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series Trust

By:	/s/ John T. Genoy
John T. Genoy
President

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: December 29, 2011

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: December 29, 2011